[Certain confidential information in Exhibit 10.111 was  omitted       EXHIBIT
and filed separately with the Securities and Exchange Commission        10.111
("SEC")  with a  request  for  confidential  treatment  by Inter
Parfums,  Inc.]
Licence Agreement

between

Burberry Limited
as Burberry

Inter Parfums, S.A.
as Licensee

and

Inter Parfums, Inc.
as Guarantor

relating to

the development, production, manufacture, marketing, distribution and sale of certain products

                                    CONTENTS

1.       INTERPRETATION.......................................................3

2.       GRANT OF LICENCE....................................................15

3.       TERM AND TERMINATION OF THE ORIGINAL LICENCE AGREEMENT..............17

4.       APPROVAL OF LICENSED PRODUCTS.......................................18

5.       RETAILERS AND DISTRIBUTORS..........................................19

6.       LIST PRICES AND RECOMMENDED RETAIL PRICE............................22

7.       APPROVALS...........................................................23

8.       BUSINESS PLAN.......................................................23

9.       CERTAIN ADDITIONAL OBLIGATIONS OF THE LICENSEE......................24

10.      LICENCE FEES........................................................34

11.      REPORTING AND ACCOUNTING............................................39

12.      DEFECTIVE STOCK.....................................................42

13.      PRODUCT RECALL......................................................42

14.      SUPPLY OF LICENSED PRODUCTS TO BURBERRY AND ITS GROUP...............43

15.      ADVERTISING AND MARKETING...........................................44

16.      WARRANTIES AND COMPLIANCE...........................................49

17.      INTELLECTUAL PROPERTY...............................................50

18.      CHANGE IN CONTROL/MANAGEMENT AND COMPETITORS........................55

19.      APPROVED CONTRACTORS................................................55

20.      TERMINATION.........................................................58

21.      CONSEQUENCES OF TERMINATION.........................................61

22.      SELL-OFF PERIOD.....................................................64

23.      GUARANTEE...........................................................65

24.      BUSINESS ETHICS AND ENVIRONMENTAL POLICY............................67

25.      REMEDIES............................................................68

26.      CONFIDENTIALITY.....................................................68

27.      RELATIONSHIP BETWEEN THE PARTIES....................................70

28.      NOTICES.............................................................71

29.      ENTIRE AGREEMENT....................................................71

30.      SEVERABILITY........................................................72

31.      NO WAIVER...........................................................72

32.      NO BROKERAGE FEE....................................................72

33.      COUNTERPARTS........................................................72

34.      NO ASSIGNMENT.......................................................73

35.      GOVERNING LAW AND JURISDICTION......................................73

36.      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999........................74

APPENDIX A: INFORMATION......................................................75

APPENDIX B: ASSIGNMENT.........................................................

APPENDIX C: APPROVED CONTRACTORS UNDERTAKING...................................

ANNEX TO APPENDIX C............................................................

APPENDIX D: QUESTIONNAIRE......................................................

APPENDIX E: CODE OF BUSINESS PRINCIPLES........................................

APPENDIX F: ENVIRONMENTAL AND SOCIAL RESPONSIBILITY............................

APPENDIX G: BANNED SUBSTANCES..................................................

SCHEDULE 1 : LICENSED TRADE MARKS............................................76

SCHEDULE 2 : LICENSED PRODUCTS...............................................77

SCHEDULE 3 : THE LVMH AGREEMENT..............................................79

SCHEDULE 4 : COMPETING BRANDS................................................90

SCHEDULE 5 : PRESIDENT OF BURBERRY FRAGRANCES................................91

SCHEDULE 6 : MINIMUM LICENCE FEE.............................................92

SCHEDULE 7 : THE DISTRIBUTORS................................................94

THIS AGREEMENT is dated 12 October 2004 and made

BETWEEN:

(1) BURBERRY LIMITED, a company incorporated under the laws of England with Number 162636 having its registered office at 18/22 Haymarket, London SW1Y 4DQ ("Burberry");

(2) INTER PARFUMS, S.A., a company incorporated under the laws of France, having its principal office at 4, rond point des Champs Elysees, 75008 Paris, France (the "Licensee"); and

(3) INTER PARFUMS, INC., a company incorporated under the laws of the State of Delaware, USA, having its principal office at 551, Fifth Avenue, New York, USA (the "Guarantor").

WHEREAS:-

         (A)      Burberry  wishes to  appoint  the  Licensee  as its  exclusive licensee for the development, production, manufacture, marketing, distribution and sale of the licensed products under and subject to the terms set out in this Agreement;

         (B) The parties hereto entered into a licence agreement on 15 July 1993 as subsequently amended (the "Original Licence Agreement") which the parties agree shall terminate immediately prior to the Effective Date and it is the parties' intention that this Agreement replaces the Original Licence Agreement;

         (C) Burberry requires the Guarantor to guarantee and assume joint and several liability for the performance of the Licensee's obligations under this Agreement and the Guarantor is willing to do so.

IT IS HEREBY AGREED as follows:

1.       INTERPRETATION

1.1 In this Agreement the following expressions shall have the following meanings:

         "ACTUAL NET WHOLESALE PRICE" means the total price at which Licensed Products (excluding GWPs) are sold less any sales or similar taxes and less any Discounts invoiced, or to be invoiced:

         (A) by a Distributor to a Retailer, if the Distributor sells directly to a Retailer; or

         (B) by the Licensee or the Licensee's Subsidiaries to a Retailer, if the Licensee or the Licensee's Subsidiaries sells directly to a Retailer;

         "ACTUAL NET  WHOLESALE  SALES"  means the  aggregate  of the Actual Net
         Wholesale Prices of Licensed Products (excluding GWPs) sold in the relevant period and a sale shall be deemed to have taken place on the date on which Licensed Products are delivered Ex-Factory by the Licensee, a Subsidiary of the Licensee or a Distributor (as the case may be) to a Retailer;

         "ADDITIONAL BRANDS" shall have the meaning given to that term in clause 9.24;

         "ADVERTISING" means advertising space in newspapers, magazines, television, radio and external billboards, excluding all other forms of advertising including without limitation direct mail advertising, display, point of sale and/or promotional materials and also excluding Co-operative Advertising, and the terms "ADVERTISEMENTS", and "ADVERTISE" shall be construed accordingly;

         "AFFILIATES" means in respect of any company, any other company which is (a) a Holding Company of such former company; (b) a Subsidiary of such former company; or (c) under common control with such former company, but for the purposes of clauses 5.14, 9.34, 9.36, 18.4, 19.5, 21.1(E), 21.1(F) and for the definition of Licensee's Group in clause
         1.1 shall not, in respect of the Licensee and/or the Guarantor, include LVMH Moet Hennessy Louis Vuitton SA;

         "ANNUAL ACCOUNT", "MONTHLY ACCOUNT", "QUARTERLY ACCOUNT", "FINAL ACCOUNT" and shall have the respective meanings given to those expressions in clause 11, and "ACCOUNT" shall mean any of the foregoing;

         "APPROVAL" means prior written approval, which shall not be unreasonably withheld or delayed, given on behalf of Burberry by the Authorised Business Representative or the Authorised Legal Representative (as the case may be) or other person authorised in writing by the Authorised Business Representative or the Authorised Legal Representative respectively and the granting or withholding of such approval, and/or any limitations, reservations or conditions applicable thereto being at Burberry's sole discretion and "APPROVED" means the object of any Approval or that Approval has been given (as appropriate) and "Approve" means the verb of Approval or the action of granting Approval;

         "APPROVED CONTRACTOR" means any person, firm or company appointed as a contractor to carry out work on behalf of the Licensee which is Approved in accordance with clause 19 or which was approved in accordance with the Original Licence Agreement prior to the Effective Date;

         "AUTHORISED BUSINESS REPRESENTATIVE" means the Chief Executive or President of Burberry or any person appointed by the Chief Executive or President of Burberry from time to time to fulfil such a function;

         "AUTHORISED LEGAL REPRESENTATIVE" means the General Counsel of Burberry or any person appointed by the General Counsel of Burberry from time to time to fulfil such a function;

         "BABY PRODUCTS" shall mean all Licensed Products which are baby fragrance products, details of which are set out in paragraph D of schedule 2;

         "BASE INDEX" shall have the meaning given to that term in clause 10.9;

         "BURBERRY AGENTS" means Burberry's agents and its employed sales force from time to time authorised by Burberry to take orders for the Licensed Products on behalf of the Licensee from Retailers;

         "BURBERRY FRAGRANCES" means an operating or trading division of the Licensee described in clause 9.38;

         "BURBERRY GROUP" means Burberry and its Affiliates from time to time;

         "BURBERRY INTELLECTUAL PROPERTY" means:

         (A) all trade marks and designs registered (or applied for) in the name of Burberry anywhere in the world from time to time including without limitation the Licensed Trade Marks and any Varied Trade Names and New Trade Names which have been registered;

         (B) all other trading names, brand names and/or trade marks (whether registered or not) which have been and/or which are used and/or owned by Burberry from time to time in which Burberry from time to time is entitled to claim any rights including without limitation the Licensed Trade Marks, any Varied Trade Names and any New Trade Names;

         (C) all designs (whether registered or not) which have been and/or which are used and/or owned by Burberry from time to time in which it is entitled to claim any rights, including but not limited to check designs in whatever size, in whatever colour, in whatever pattern and in whatever material;

         (D) any works in which copyright vests in Burberry from time to time;

         (E) all patents and patent applications in the name of Burberry from time to time; and

         (F) all other Intellectual Property Rights which are stated to vest in Burberry in clause 17.

         "BURBERRY ITEMS" means all and any Licensed Products, raw materials and components for Licensed Products bearing any Burberry Intellectual Property, and all and any stationery, advertising materials and other materials of any kind which bear any Burberry Intellectual Property;

         "BURBERRY REPRESENTATIVES" means representatives of Burberry including, without limitation, an employee of any member of the Burberry Group and any Burberry Agent;

         "BURBERRY STORE" means any separate "Burberry" branded retail store (including without limitation a retail concession) owned, operated, or otherwise occupied by any member of the Burberry Group or operated by a third party pursuant to any franchise or other right granted by any member of the Burberry Group;

         "BURBERRY WEBSITE" means any website, operated (directly or through a third party) by any member of the Burberry Group, distributed via the Internet, which relates to the sale of Burberry branded products;

         "BUSINESS PLAN" means the business plan proposed for each Licensed Year pursuant to clause 8, which term shall include the Marketing Plan;

         "CHANGE OF CONTROL" means:

         (A) in respect of the Licensee, when:

                  (i) the Guarantor ceases to hold a percentage shareholding equal to or greater than 25% of the beneficial interest in the issued share capital in the Licensee; or

                  (ii) any person or persons acting together acquire(s) a percentage shareholding equal to or greater than 32% of the beneficial interest in the issued share capital in the Licensee; or

                  (iii) the Guarantor ceases to hold voting rights equal to or greater than 25% of the voting rights in the Licensee; or

                  (iv) any person or persons acting together acquire(s) voting rights equal to or greater than 32% of the voting rights in the Licensee; or

                  (v) any person or persons acting together acquire(s) a percentage shareholding of the beneficial interest in the issued share capital of the Licensee equal to or greater than that of the Guarantor;or

                  (vi) any person or persons acting together acquire(s) voting rights in the Licensee equal to or greater than the voting rights in the Licensee held by the Guarantor; or

                  (vii)    there is a Change of Management Control;

         (B) In respect of the Guarantor, when:

                  (i) Philippe Benacin and Jean Madar together cease to hold a percentage shareholding equal to or greater than 25% of the beneficial interest in the issued share capital in the Guarantor; or

                  (ii) any person or persons acting together (other than Philippe Benacin and Jean Madar) acquire(s) a percentage shareholding greater than 32% of the beneficial interest in the issued share capital in the Guarantor; or

                  (iii) Philippe Benacin and Jean Madar together cease to hold voting rights equal to or greater than 25% of the voting rights in the Guarantor; or

                  (iv) any person or persons acting together (other than Philippe Benacin and Jean Madar) acquire(s) voting rights equal to or greater than 32% of the voting rights in the Guarantor; or

                  (v) any person or persons acting together acquire(s) a percentage shareholding of the beneficial interest in the issued share capital of the Guarantor of more than Philippe Benacin and Jean Madar; or

                  (vi) any person or persons acting together acquire(s) voting rights in the Guarantor equal to or greater than the voting rights in the Guarantor held by Philippe Benacin and Jean Madar; or

                  (vii)    there is a Change of Management Control;

         "CHANGE OF MANAGEMENT CONTROL"  means

         (A)      in respect of the Licensee, when :

                  (i) the Guarantor ceases to hold Management Control of the Licensee; or

                  (ii)     any person or persons  acting  together  (other  than
                           Philippe   Benacin  and  Jean   Madar)   subsequently
                           acquires Management Control of the Licensee; or

                  (iii) there is a Change of Control of the Guarantor, pursuant to clause (B) below; or

                  (iv) either or both Philippe Benacin or Jean Madar cease to be a director or both Philippe Benacin and Jean Madar cease to be governing officers or both cease to hold their current management positions of the Licensee save that if due to:

                          (a) the death or permanent incapacity of; or

                          (b) serious breach of fiduciary duty or misconduct by,

                          Philippe Benacin or Jean Madar (but not both), Philippe Benacin or Jean Madar (as the case may be) ceases to be a director or other governing officer of the Licensee, such event shall not constitute a change of Management Control of the Licensee.

         (B)      in respect of the Guarantor, when:

                  (i)      Philippe   Benacin  and  Jean  Madar  cease  to  hold
                           Management Control of it; or

                  (ii)     if  any  person  or  persons   together  (other  than
                           Philippe   Benacin   and   Jean   Madar)   acquire(s)
                           Management Control of the Guarantor; or

                  (iii) either or both of Philippe Benacin or Jean Madar cease to be a director or both Philippe Benacin and Jean Madar cease to be governing officers or both cease to hold their current management positions of the Guarantor save that if due to:

                          (a) the death or permanent incapacity of; or

                          (b) serious breach or fiduciary duty or misconduct by,

                          Philippe Benacin or Jean Madar (but not both), Philippe Benacin or Jean Madar (as the case may be) ceases to be a director or other governing officer of the Guarantor such events shall not constitute a change of Management Control of the Guarantor.

         "COMPETING BRANDS" means the brands set out in schedule 4;

         "COMPETITOR" means any person or any Affiliate thereof whose business or any material part thereof consists of manufacturing or selling products bearing Competing Brands;

         "CO-OPERATIVE ADVERTISING" means advertising of the Licensed Products by the Licensee in magazines and store catalogues produced by or on behalf of Retailers which is Approved;

         "DEFECTIVE STOCK" means second quality, defective or damaged Licensed Products;

         "DIRECT PRODUCTION COSTS" means all direct production costs in respect of Advertising, including but without limitation, costs of models
         (including their expenses and respective agency fees photographs and their usage rights, and;

         "DISCOUNT" means any standard and customary discount (which for the avoidance of doubt shall not include any discount for early or prompt payment of any invoice) against List Price which a Retailer is allowed in respect of a Licensed Product on all sales of Licensed Products save that such discount by value of sales in the Territory (solely for the purposes of calculating Licence Fees) shall not exceed [------------------](1) of the List Price less any sales or similar taxes at which the Licensed Products (excluding GWPS) are sold.

         "DISTRIBUTORS" means distributors or Subsidiaries of the Licensee who are appointed by the Licensee to sell Licensed Products to Retailers and who are Approved pursuant to clause 5.1;

         "EFFECTIVE DATE" means 1 July 2004;

         "ENCUMBRANCE" shall mean any interest or equity of any person (including, without limitation, any right to acquire, option or right of pre-emption); any mortgage, charge, pledge, lien, assignment, hypothecation, security interest (including any created by law), title retention or other security agreement or arrangement; and any rental, hire purchase, credit or conditional sale or other agreement for payment on deferred terms;

         "ENVIRONMENTAL AND SOCIAL POLICY" means Burberry's environmental and social policy attached hereto at appendix F (as such policy may be updated by Burberry from time to time, provided that the Licensee receives advance notice from Burberry of such updating);

         "ESTIMATED MAJOR MARKET SALES" means, in respect of:

         (A)      sales  of  Licensed   Products  by  the  Licensee  whether  to
                  Distributors or to Retailers in the Major Markets; and

         (B) sales of Licensed Products by the Licensee to duty free Retailers in the Territory,

         the value of all such sales of Licensed Products calculated by reference to the Licensee's best estimate of the relevant Actual Net Wholesale Prices where such sale shall be deemed to have taken place when the Licensed Product is delivered Ex-Factory to the Retailer or Distributor as the case may be;

         "ESTIMATED MONTHLY LICENCE FEE" means:

--------------
(1) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:1.

         (A)      [-----](2)  of  Estimated  Major  Market Sales in the relevant
                  Month; and

         (B)      [-----](3)  of Estimated  Other  Markets Sales in the relevant
                  Month,

         provided that if the Estimated Monthly Licence Fee is less than one-twelfth of the Minimum Licence Fee applicable in the relevant Licensed Year (the "Applicable Licence Fee"), the Estimated Monthly Licence Fee shall be the Applicable Licence Fee;

         "ESTIMATED OTHER MARKET SALES" means, in respect of sales of Licensed Products by the Licensee whether to Distributors or to Retailers in the Other Markets (other than sales of Licensed Products to duty free Retailers in the Territory), the value of all such sales of Licensed Products calculated by reference to the Licensee's best estimate of the relevant Actual Net Wholesale Prices where such sale shall be deemed to have taken place when the Licensed Product is delivered Ex-Factory to the Retailer or Distributor as the case may be;

         "EXCLUDED STORES" means:

         (A)      any Burberry Store;

         (B)      any Burberry Website; or

         (C)      any mail order operation of any member of the Burberry Group;

         "EXCLUSIVITY" has the meaning given in clause 2.5 and "EXCLUSIVE" shall be construed accordingly;

         "EX-FACTORY" means ex-works as such term is defined by the Incoterms 2000;

         "EX-FACTORY PRICE" means the price at which Licensed Products are sold by the Licensee to Distributors (net of any sales taxes only) in the currency in which the Licensee invoices Distributors;

         "FACTORY" means any factories wholly owned and controlled by an Approved Contractor or the Licensee and which has been Approved or may be Approved from time to time or which were approved in accordance with the Original Licence Agreement prior to the Effective Date;

         "FORMULAE" means any and all of the formulae, lists of ingredients, technical information, recipes, processes and instructions (held in whatever form) reasonably necessary to enable the Licensed Products to be manufactured from time to time;

         "GWP" means products which are not Products:

         (A)      bearing Burberry Intellectual Property; and

---------------
(2) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:2.

(3) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:3.

         (B) which are in all respects of a type and specification which have been specifically Approved for manufacture, supply and sale under this Agreement; and

         (C) which are intended to be given by Retailers to consumers upon the purchase of a Licensed Product;

         "HOLDING COMPANY" means, in respect of any company, any other company of which such company is a Subsidiary;

         "INDEX" means, in respect of any Month, the HICP (Harmonised Index for Consumer Prices) European Index of Consumer Prices for the countries of the European Union denominated in Euros, or any amended or successor index which includes any additional European Union jurisdiction or countries;

         "INTELLECTUAL PROPERTY RIGHTS" means all patents, copyright, database rights, design rights, trade marks, service marks, rights in trade dress and rights of confidence in relation to any information or know-how, in any case whether registered or unregistered, along with any applications for registration thereof, and along with any rights similar or analogous thereto in any part of the world;

         "INTERNET"  means the global  data  network  comprising  interconnected
         networks   using  TCP/IP   ("Transmission   Control   Protocol/Internet
         Protocol");

         "LARGE RETAILERS" means a list of no more than 50 Retailers to be notified by Burberry to the Licensee from time to time, such list to be reviewed annually by Burberry and for the avoidance of doubt, the term "Retailer" includes (subject to clause 5.2) a Retailer which trades at a number of retail outlets;

         "LAUNCH PRODUCT" means a Licensed Product which is being marketed and/or sold in any part of the Territory for the first time;

         "LICENCE FEE" means the licence fee payable by the Licensee to Burberry calculated in accordance with clause 10;

         "LICENCE RIGHTS" means the rights granted to the Licensee under clauses
         2.1 and 2.3;

         "LICENSED PRODUCTS" means such products as are manufactured or to be manufactured by the Licensee or by an Approved Contractor which:

         (A)      are Products which:

                  (1)      feature  the  Licensed  Trade Marks and such other of
                           the   Burberry   Intellectual   Property  as  may  be
                           Approved;

                  (2) are in all respects of a type and specification which have been specifically Approved for manufacture, supply and sale under this Agreement; and

         (B) are Products which were approved in accordance with the Original Licence Agreement prior to the Effective Date; and

         (C)      GWPs;

         "LICENSED  TRADE MARKS" means the trade marks of Burberry  described in schedule 1 (excluding any such trade marks as Burberry from time to time notifies to the Licensee as being withdrawn therefrom by reason of Burberry no longer intending to maintain the registration of such trade marks in the Territory or any part thereof because in the sole opinion of Burberry such registration is no longer necessary in the Territory) and Varied Trade Names and New Trade Names but excludes, for the avoidance of doubt, any other trade marks, graphic signs or symbols, whether related to or comprising elements of such trade marks or otherwise which are at any time acquired or used by Burberry or any member of the Burberry Group;

         "LICENSED YEAR" means each calendar year during the term of this Agreement except that the first Licensed Year shall be the period from and including the Effective Date up to and including 31 December 2004 and the last Licensed Year shall be the period from and including 1 January in the last Licensed Year up to and including the termination date, and "LICENSED YEARLY" shall be construed accordingly;

         "LICENSEE'S GROUP" means the Licensee and its Affiliates from time to time;

         "LIST  PRICE"  means the total price (net of any sales  taxes) at which
         Licensed   Products  are  intended  to  be  sold  by  the  Licensee  or
         Distributors to Retailers which shall be:

         (A) exclusive of any settlement discount or other discount, allowance or rebate which the Licensee or any Distributor may allow any particular Distributor or Retailer; and

         (B)      in the currency in which the Retailers are invoiced;

         provided, however, if the maximum price which is charged by the Licensee, or Distributors to Retailers for the Licensed Products in the relevant jurisdiction in the Territory is higher than such price then the List Price shall be the maximum price as aforesaid.

         "LVMH AGREEMENT" means the agreement set out at schedule 3;

         "MAJOR MARKETS" means France, Spain, Germany, Italy, U.K., U.S.A., Japan, the People's Republic of China, Hong Kong and South Korea and any other countries which individually account for more than 5% of all Actual Net Wholesale Sales made in any Licensed Year;

         "MANAGEMENT CONTROL" means the possession, directly or indirectly, of the right or power to cause the direction of the management of a business by means of shares, contract or otherwise and in particular (without limitation) in respect of the Licensee or the Guarantor the ability to appoint more than one-third of the directors or other governing officers of the Licensee and/or the Guarantor shall constitute Management Control of the Licensee and/or the Guarantor, as the case may be.

         "MARKETING PLAN" shall have the meaning given to that term in clause 8;

         "MINIMUM LICENCE FEE" means the minimum Licence Fee that is to be paid by the Licensee to Burberry in respect of each Licensed Year, details of which are set out in Part A of schedule 6;

         "MINIMUM NET  WHOLESALE  SALES" means the minimum  Actual Net Wholesale
         Sales to be made by the Licensee from 1 January 2008 to 31 December 2008 and from 1 January 2012 to 31 December 2012 as set out in clauses
         10.7 and 10.8 respectively, and for every other Licensed Year shall be the amounts set out in Part B of schedule 6, which is headed "Marketing Threshold Sales";

         "MONTH" means a calendar month, save that:

         (A) the first Month of this Agreement shall commence on the Effective Date and end on the last day of the calendar month in which the Effective Date falls; and

         (B) the final Month of this Agreement shall commence on the first day of the calendar month in which the date of termination of this Agreement falls and end on the date that this Agreement terminates, and "MONTHLY" shall have the corresponding meaning;

         "NEW TRADE NAMES" shall have the meaning given to it in clause 17.12;

         "ORIGINAL LICENCE AGREEMENT" means the licence agreement dated 15 July 1993 (as amended) made between the parties;

         "OTHER MARKETS" means all jurisdictions in the Territory other than the Major Markets;

         "PACKAGING" means all packaging and components for packaging of Licensed Products, excluding bottles and caps but including labels and any other words, signs, symbols or marks which are fixed, printed or reproduced thereon;

         "PLAN DATE" shall have the meaning given to that term in clause 8;

         "POISON CONTROL CENTRE" means any competent authority, whether supranational, national, regional or local, with responsibility for the control of poisons or the provision of toxicological information and advice;

         "PRESIDENT OF BURBERRY FRAGRANCES" means the position of president of Burberry Fragrances as described in clause 9.41 and schedule 5;

         "PROCEDURES"  shall  have  the  meaning  given to that  term in  clause
         9.30(C);

         "PRODUCTS" means the products (including the Packaging and bottles and caps for such products) which are described in schedule 2;

         "PROMOTION" means all forms of promotion and marketing (including, without limitation, any Co-operative Advertising or promotion or marketing at any trade show) excluding Advertising and the terms "PROMOTE", "PROMOTIONAL MATERIALS" and "PROMOTIONAL ACTIVITIES" shall be construed accordingly;

         "PROJECTED SALES" means the Actual Net Wholesale Sales projected in the Business Plan in the relevant part of the Territory;

         "QUARTER" means a period of three consecutive Months, save that:

         (A) the first Quarter of this Agreement shall commence on the Effective Date and end on 30 September 2004; and

         (B) the final Quarter of this Agreement shall commence on whichever of 1 January, 1 April, 1 July or 1 October is closest to the date on which this Agreement terminates and shall end on the date that this Agreement terminates, and "QUARTERLY" shall have the corresponding meaning;

         "QUESTIONNAIRE"   means  an  environmental  and  social  responsibility
         questionnaire signed by an Approved Contractor, the current form of which is set out in appendix D;

         "RECOMMENDED RETAIL PRICE" or "RRP" means :

         (A) the recommended retail price, if any, of each Licensed Product applicable in each jurisdiction in the Territory; or

         (B) where, in any particular jurisdiction, recommended retail prices are not permissible under local law, the List Price for that jurisdiction together with the mark up customarily used in the relevant jurisdiction to arrive at the retail price.

         "RETAILER" shall mean any retailer and/or retail outlet within the Territory Approved pursuant to clause 5.1 which will sell Licensed Products to consumers in the Territory for personal use either (i) at the Licensee's discretion subject to clause 5, or (ii) at Burberry's own initiative (including without limitation Burberry Stores which the Licensee has been requested to supply in accordance with clause 14) provided that the Licensee shall not be required to obtain Approval for the retailers supplied by the Licensee prior to the Effective Date under the Original Licence Agreement until 1 January 2005;

         "RETURNED" means:

         (A) in respect of any Licensed Products manufactured by any Approved Contractor, those products which have been returned (for whatever reason) by the Licensee to the relevant Approved Contractor; and

         (B) in respect of any Licensed Products manufactured by any Approved Contractor or by the Licensee, those products which have been returned by a Retailer, Distributor, Burberry or any member of the Burberry Group;

         "SELL-OFF PERIOD" shall have the meaning given to that term in clause 22.1;

         "SUBSIDIARY" means, in respect of any company, any other company:

         (A) in which such former company holds a majority of the voting rights; or

         (B) in which such former company owns any stock or shares and in respect of which such company has the right to appoint or remove a majority of its board of directors or other managing body; or

         (C) in which such former company owns any stock or shares and in which such former company controls a majority of the voting rights, pursuant to an agreement with other stockholders or shareholders; or

         (D) which is either directly or indirectly controlled in any way by such former company,

         and shall include any company which is a Subsidiary of a Subsidiary of such former company according to the foregoing definition;

         "TERM" means, subject to clause 20 of this Agreement, the period from the Effective Date to 31 December 2016, save that if the parties so agree prior to 31 December 2014 the Agreement may be extended for a further 5 years until 31 December 2021 but in the absence of any such agreement by 31 December 2014 this Agreement shall terminate on 31 December 2016;

         "TERRITORY" means the world;

         "TESTERS" means testers, minis and/or samples of Licensed Products, other than GWPs;

         "UNDERTAKING" means an undertaking in Burberry's favour signed by an Approved Contractor, the current form of which is set out in appendix C;

         "VARIED TRADE NAME" shall have the meaning given to it in clause 17.12;

         "WORKING DAY" shall mean any day on which banks are open for business in London, England other than a Saturday or Sunday.

1.2      In this Agreement where the context admits references to:

         (A) the "Agreement" or to any other agreement or document referred to in this Agreement mean this agreement or such other agreement or document as amended, varied, supplemented, modified or novated from time to time and includes the appendices and schedules hereto;

         (B) a "person" include any individual, company, body corporate, corporation sole or aggregate, government, state or agency of a state, firm, partnership, joint venture, association, organisation or trust (in each case, whether or not having separate legal personality and irrespective of the jurisdiction in or under the law of which it was incorporated or exists) and a reference to any of them shall include a reference to the others;

         (C)      clause(s),   sub-clause(s),   appendice(s),   schedule(s)  and
                  parties are references to clauses and sub-clauses of, appendices to, schedules of and parties to this Agreement, respectively;

         (D) the singular includes the plural and vice versa (unless the context requires otherwise);

         (E)      any one gender includes the other gender;

         (F) any statutory provision or enactment or any provision of any treaty, legislation, statute, directive, regulation, judgement, decision, decree, order, instrument, by-law, or any other law of or having effect in any jurisdiction "LAWS" shall be construed also as references to all other Laws made under the Law referred to, and to all such Laws as amended, re-enacted, consolidated or replaced, or as their application is modified by other Laws from time to time, and whether before or after the date of this Agreement;

         (G) references to any party include any person who at any time is entitled, by assignment, novation, merger, division, reconstruction, reorganisation or otherwise, to that party's rights under this Agreement or any interest in those rights, or who, as an insolvency practitioner or otherwise, is entitled to exercise those rights (and, in the case of a novation or similar event, references herein to any party's rights shall include the novated rights to which another person is entitled as a result of that event); and

         (H) Burberry giving any form of notice, notification, consent or agreement shall be construed so that such notice, notification, consent or agreement shall only be validly given by Burberry if in writing signed by the Authorised Business Representative or the Authorised Legal Representative.

1.3      JOINT AND SEVERAL LIABILITY

         All warranties, representations, indemnities, covenants, agreements and obligations given or entered into by more than one person in this Agreement are given or entered into jointly and severally.

1.4      HEADINGS

         The headings and sub-headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.5      SCHEDULES AND APPENDICES

         Each of the schedules and appendices shall have effect as if set out in this Agreement.

2.       GRANT OF LICENCE

         TO MANUFACTURE

2.1 Subject always to clause 2.6 below, Burberry hereby grants to the Licensee, subject to the terms and conditions of this Agreement, a personal, non-transferable and Exclusive (other than in respect of GWPs) licence:

         (A) to develop, and to produce and manufacture Licensed Products at the Factory strictly in accordance with the type and specifications from time to time Approved and to use:

                  (i) the Licensed Trade Marks in connection with the Products;

                  (ii) such other parts of the Burberry Intellectual Property, including the Formulae, as may be Approved from time to time only for the purpose of such manufacture; and

         (B) to use such information as may at Burberry's sole discretion from time to time be provided by Burberry concerning the development, production and manufacture of products of the same type of merchandise as the Licensed Products, such information to be used only in connection with the development, production and manufacture of the Licensed Products and such information shall be know how and trade secret information of Burberry and subject to clause 26, and all goodwill howsoever arising from all such use shall accrue to Burberry.

2.2 The use in respect of any Licensed Products of any Burberry Intellectual Property pursuant to clause 2.1(A)(ii) in addition to the Licensed Trade Marks shall be limited to its use as Approved pursuant to clause 2.1(A)(ii) which Approval shall be in addition to the Approval required pursuant to clause 2.1(A)(i) and shall be limited to the single Product for which such Approval was specifically given.

         TO SELL

2.3      Burberry  hereby  grants  to the  Licensee  subject  to the  terms  and
         conditions  of  this  Agreement,   a  personal,   non-transferable  and
         Exclusive (other than in respect of GWPs) licence:

         (A)      to  market,  distribute  and  sell in the  Territory  Licensed
                  Products to Retailers either directly or through Burberry Representatives or Distributors PROVIDED THAT:

                  (1)      nothing in this Agreement:

                           (a)      entitles  the  Licensee  to  establish   and
                                    operate; or

                           (b) restricts Burberry or any other member of the Burberry Group from establishing and operating or granting any third party the right to establish and operate,

                           Burberry Stores and/or a Burberry Website in the Territory; and

                  (2) subject to clause 14, nothing shall be deemed to grant any distribution rights to Licensed Products to Burberry or any other member of the Burberry Group; and

         (B) to use such Burberry Intellectual Property in such a manner as is specifically Approved but in any event only in relation to the marketing, distribution and sale of the Licensed Products,

         and  all  goodwill   howsoever   arising   from  all  such   marketing,
         distribution and sales and use shall accrue to Burberry.

2.4 The Licensee shall consider in good faith such factors as Burberry considers relevant to the marketing, distribution and sale of the Licensed Products within the Territory.

2.5 Except as otherwise provided in this Agreement, Burberry shall not during the Term:

         (A)      market, distribute and sell; or

         (B) license any person (including any other member of the Burberry Group) other than the Licensee to market, distribute and sell, or

         (C) develop, produce and manufacture or license any person (including any other member of the Burberry Group) other than the Licensee to develop, produce and manufacture, except with the prior approval of the Licensee, in the Territory any Products bearing the Licensed Trade Marks except for the purposes of sales to and by Excluded Stores, the restriction in this clause 2.5 being referred to as "Exclusivity" and clauses 2.1 and
         2.3 shall be construed accordingly.

         In the event that Burberry requests the Licensee to manufacture and/or supply Products (including without limitation limited production items) to the Excluded Stores ("Excluded Products") and the Licensee does not confirm its agreement to do so within 28 days of Burberry's request, the provisions of this clause 2.5 shall not apply to Burberry in respect of such Excluded Products.

2.6 Notwithstanding clause 2.1 above and without prejudice to clauses 2.3 and 2.5(A) and (B), Burberry may at any time notify the Licensee that it has reasonable grounds to believe it might terminate this Agreement at a future date, whether pursuant to the provisions of clause 20 or by reason of the expiry of the Term provided that in the case of possible termination pursuant to clause 20 such notice shall be given not earlier than 18 months before the possible termination date and shall specify the grounds relied on by Burberry. Burberry shall have the right, and the other members of the Burberry Group shall have the right, forthwith from the date of such notification to develop, produce and manufacture or have developed, produced and manufactured any Products whether or not bearing any Burberry Intellectual Property in the Territory.

         NO SUB-LICENSING

2.7 Subject to the Licensee's right to appoint Distributors in accordance with clause 5, the Licence Rights are non-transferable and personal to the Licensee accordingly and without prejudice to clause 34, the Licensee shall not have any rights to grant sub-licences in respect of all or any part of the Licence Rights and accordingly only the Licensee is entitled to develop, produce and manufacture pursuant to clause 2.1 and only the Licensee is entitled to market, distribute and sell pursuant to clause 2.3.

2.8 The rights granted under this Agreement are granted to the Licensee only and no members of the Licensee's Group (other than those which are Distributors) shall be entitled to exercise the rights granted to the Licensee. In addition, without prejudice to the foregoing, the Licensee shall procure that no company within the Licensee's Group does anything which is contrary to the Licensee's obligations under this Agreement.

2.9 Burberry is entitled and shall be in no way restricted from doing or causing to be done anything which is not expressly prohibited by clause 2.5.

3.       TERM AND TERMINATION OF THE ORIGINAL LICENCE AGREEMENT

3.1 This Agreement shall come into force on the Effective Date and, unless terminated as provided for in this Agreement, shall continue in force until the expiry of the Term, when it shall automatically terminate.

3.2 The Original Licence Agreement shall, subject to clause 15.1, terminate immediately prior to the Effective Date.

3.3 The agreement dated 8 February 2000 among Burberry, the Licensee, the Guarantor, LV Capital USA, Inc., and Messrs. Jean Madar, Philippe Benacin, Philippe Santi and Jean Cailliau shall be superseded by the LVMH Agreement but only when it has been signed by all the aforementioned parties and until such time it shall continue in force by reference to the terms of this Agreement mutatis mutandis.

4.       APPROVAL OF LICENSED PRODUCTS

4.1 The provisions of this clause 4 shall apply in respect of all Licensed Products to be sold pursuant to the rights granted under this Agreement within the Term commencing on the Effective Date.

4.2 The Licensee shall work in close co-operation with Burberry including without limitation on matters relating to the overall design of the Licensed Products with a view to agreeing upon any additions or changes to the range of Licensed Products.

4.3 The Licensee shall not manufacture or have manufactured any Products bearing any Burberry Intellectual Property or sell any such Products manufactured by or on behalf of the Licensee except such Products which have been Approved as Licensed Products for manufacture and sale.

4.4      The Licensee shall:

         (A)      provide full written details to Burberry of:

                  (i) the proposed Formulae for the particular Licensed Product concerned; and

                  (ii) the name and address of the creator of the proposed Formulae before commencement of manufacture of any Licensed Product,

         (B) revise the Packaging used in respect of the Licensed Products in accordance with the reasonable directions received from Burberry from time to time, provided that the Licensee shall be entitled to exhaust its existing stock of Packaging and in respect of the Licensed Products approved in accordance with the Original Licence Agreement prior to the Effective Date only, no such directions will take effect before 31 December 2006, except as otherwise agreed. In the event that the Licensee does not accept that the directions given by Burberry are reasonable, it shall give written notice to Burberry within 14 days of receipt of the directions from Burberry setting out details of its objections. The parties shall in good faith endeavour to resolve the objections and in the event that no resolution is reached, the Licensee shall implement Burberry's revisions to the Packaging and the parties shall agree an appropriate reduction to the Minimum Net Wholesale Sales. In considering what might be an appropriate reduction to Minimum Net Wholesale Sales the parties shall have regard to the proportion of the Actual Net Wholesale Sales represented by the particular Licensed Product affected by the revision to the Packaging;

         (C) subject to clause 9.3, not commence manufacture of any Licensed Product (other than for the purposes of manufacturing samples) unless and until the Formulae for that Licensed Product, the proposed Licensed Product, the proposed Approved Contractor and the proposed Factory have been Approved;

         (D) provide full written details to Burberry of any proposed changes in any of the Formulae for any Licensed Product for Approval of such changes before any such changes are implemented (save to the extent that such changes are required by applicable law); and

         (E) not commence manufacture of any Licensed Product in accordance with any varied Formulae (other than for the purpose of manufacturing samples) unless and until such Formulae have been Approved.

4.5 The Licensee shall submit in writing all concepts, designs, specifications, pre-prototype samples and prototype samples for Licensed Products to Burberry for Approval (together with proposed Recommended Retail Prices) in sufficient time to allow Burberry to examine and consider the same, and to make any such changes thereto as Burberry requests prior to the commencement of manufacture of Licensed Products.

4.6 Burberry's Approval of any Products as Licensed Products and of the elements of such of Burberry's Intellectual Property as is to be used therewith:

         (A) shall be limited to such Products conforming with the relevant Approved samples and/or specifications in all respects, including without limitation in respect of (i) aroma (ii) Formula; (iii) quality, (iv) design, (v) materials (including the ingredients, pattern, colour, composition and weight thereof), (vi) Packaging, (vii) the elements of the Burberry Intellectual Property to be used therewith, and (viii) the combinations and manner of use of such Burberry Intellectual Property (including where relevant the location, juxtaposition and size of any Licensed Trade Marks appearing thereon); and

         (B) unless otherwise expressly provided, shall be given only in respect of the Products for which such Approval is given.

4.7 The Licensee shall procure that the Licensed Products are manufactured in accordance with their concepts, designs and specifications to a high standard of quality and in accordance with all conditions to which Approval of particular Licensed Products may be subject.

4.8 Where it is the Licensee's intention that any Products (or any part thereof) which the Licensee proposes to be Licensed Products are to be manufactured by any Approved Contractor(s), the Licensee shall at the same time as submitting to Burberry any concepts, designs or specifications of such proposed Licensed Products, notify Burberry of the identity of such Approved Contractor(s) and the location of the factory at which it is proposed such Licensed Products are to be manufactured. No Products will be Approved as Licensed Products where the same (or any component of the same bearing any Burberry Intellectual Property) is to be manufactured by any party other than the Licensee or the Approved Contractor(s) notified to Burberry as aforesaid.

5.       RETAILERS AND DISTRIBUTORS

5.1      (A)      Subject to the provisions of clauses 5.12 and 5.15 below,  the
                  Licensee may, subject to Approval,  appoint such  distributors as Distributors as it deems appropriate,  save that it should, prior to such  appointment  submit to the Authorised  Business
                  Representative,   information   in   respect   of  each   such
                  distributor, including, without limitation, ownership data, details of the other brands distributed by the proposed distributor and financial and credit data. The Licensee acknowledges that Burberry will rely on such information and all other information provided by the Licensee in respect of a distributor in deciding whether to Approve such a distributor as a Distributor. For the avoidance of doubt:

                  (1) if the Licensee wishes to reappoint any of the Distributors listed in schedule 7 it shall first seek Approval of Burberry to any such reappointment in accordance with this clause 5.1(A); and

                  (2) subject to clauses 5.12 and 5.15, members of the Licensee's Group which act as distributors require Approval in accordance with this clause.

         (B) The Licensee may, subject to Approval, appoint such retailers as it deems appropriate, and prior to the commencement of each Licensed Year it shall submit to the Authorised Business Representative a list of those Retailers it wishes to continue to use and/or appoint for the forthcoming Licensed Year. Such list of Retailers and their retail outlets to which the Licensee wishes to supply Licensed Products for Approval should show those retailers and retail outlets which have not been supplied with Licensed Products in previous Licensed Years, and for the avoidance of doubt, members of the Licensee's Group which act as retailers (and their retail outlets) require Approval in accordance with this clause.

5.2 Burberry's Approval of any retailer as a Retailer is limited to such retailer's retail outlets as are Approved and the Licensee shall only supply Licensed Products to Retailers in respect of the Retailer's retail outlets that are Approved and the term "Retailer" used in respect of such retailer shall be limited to such retailer trading at such retail outlets.

5.3 All Retailers shall be first class stores dealing in products bearing brands of a similar quality and prestige to the Burberry brand.

5.4 The Licensee shall inform all Retailers and Distributors of the provisions of this Agreement which are relevant to their role as Retailer or Distributor including, without limitation, clauses 5.6 and 5.7(E).

5.5 The Licensee shall not sell or otherwise supply Licensed Products to customers other than:

         (A)      Retailers; or

         (B)      Distributors for resale to Retailers; or

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

         (C) customers of the Burberry Group pursuant to orders obtained by Burberry Representatives and members of the Burberry Group.

5.6 The Licensee shall take all commercially reasonable steps, including by means of the imposition of contract terms, to ensure that Retailers only sell to consumers for personal use or to other Retailers.

5.7 The Licensee shall enter into a distribution agreement or commercial arrangement with each Distributor and shall ensure that each such agreement or arrangement shall incorporate legally binding provisions which:

         (A) are equivalent to the Licensee's obligations under this Agreement;

         (B)      give  effect  to  the   Licensee's   obligations   under  this
                  Agreement;

         (C)      reflect Burberry's rights under this Agreement;

         (D) restrict the Distributor to sell the Licensed Products in a jurisdiction or jurisdictions within the Territory (to the extent such provision is permitted by law);

         (E) ensure that Retailers only sell to consumers for personal use or to other Retailers;

         (F) procure that Burberry shall have the right to enforce the obligations of each Distributor directly, provided that Burberry shall consult with the Licensee before exercising such right; and

         (G) to the extent possible taking into account the governing law, legal best practice of the relevant jurisdiction and the subject matter of the Agreement, follow the general structure and order of provisions of this Agreement and use identical definitions of terms.

5.8 The Licensee shall submit a sample distribution agreement (the "Sample Agreement") to the Authorised Legal Representative for Approval on or before 30 October 2004. Provided that the Sample Agreement is Approved, the Licensee may enter into an agreement in the form of the Sample Agreement with any Distributor. For the avoidance of doubt, the Licensee shall not be entitled to enter into a distribution agreement with a Distributor which is not materially in the form of the Sample Agreement, without specific Approval of the terms of such agreement. Burberry's Approval of the Sample Agreement does not and will not constitute any representation or warranty that such agreement adequately protects the Licensee who should seek independent legal advice in respect of the terms of its distribution agreements.

5.9 In respect of Distributors listed in schedule 7, the Licensee shall use all reasonable endeavours to enter into an agreement not later than 31 December 2004 in the form of the Sample Agreement terminating on or before 31 December 2006.

5.10 The Licensee shall ensure that each Distributor adheres to the provisions of its distribution agreement and in particular (but without limiting the above) that no Distributor does anything which if done by the Licensee would be a breach of clause 17 or which would result in the Licensee being unable to comply with clause 17. For all agreements between the Licensee and (i) Distributors and/or (ii) Retailers the Licensee shall procure that Burberry shall, notwithstanding the provisions of clause 36, have the right to enforce the terms of such agreements under the Contracts (Rights of Third Parties) Act 1999, or to the extent that any agreement between the Licensee and a Distributor or Retailer is not subject to English law, under provisions equivalent to the Contracts (Right of Third Parties) Act 1999.

5.11     (A)      At any time prior to 31 December  2006,  Burberry may withdraw its Approval of any Distributor immediately on reasonable grounds by giving written notice to the Licensee and promptly on receipt of such notice, the Licensee and Burberry shall consult with a view to the Licensee taking steps to terminate promptly its agreement or arrangement with such Distributor in accordance with the terms of its agreement or its arrangement with such Distributor and/or all applicable Laws.

         (B) At any time on or after 31 December 2004, Burberry may withdraw its Approval of any Distributor immediately if Burberry reasonably believes that such a Distributor is in breach of its distribution agreement or arrangement with the Licensee and the Licensee shall terminate promptly its agreement or arrangement with such Distributor in accordance with the terms of such agreement or arrangement or otherwise in accordance with Burberry's directions.

5.12 The distributors listed in schedule 7 are deemed to be Approved by Burberry as Distributors as at the Effective Date, provided that on or before 31 December 2005, Burberry may request on reasonable grounds the termination of any arrangements with any of such Distributors, such termination to take effect on 31 December 2006.

5.13 If Burberry has notified the Licensee that it does not Approve, on reasonable grounds, the reappointment of any Retailer in any Licensed Year, the Licensee shall not reappoint such Retailer. The Licensee shall ensure that within one month of the date of such notice such Retailer shall cease to be a Retailer, shall cease to be supplied with Licensed Products and cease to stock Licensed Products. Furthermore Burberry may withdraw its Approval of any Retailer forthwith pursuant to clauses 15.9.1(B) and 15.9.2(B) or if Burberry reasonably believes that such Retailer has sold or is likely to sell the Licensed Products to third parties other than consumers or Retailers. In the event that the Licensee does not accept that the grounds given by Burberry are reasonable, it shall give written notice to Burberry setting out details of its objections within 14 days of receipt of such notice, the parties shall in good faith endeavour to resolve the objections and in the event that no resolution is reached, the parties shall refer the dispute to an expert in the retail fragrance business for determination. The expert's determination shall be final and binding. If the expert concludes that Burberry's grounds were not reasonable, the parties will agree an appropriate reduction to the Minimum Net Wholesale Sales. In considering what might be an appropriate reduction to Minimum Net Wholesale Sales the parties shall have regard to the proportion of the Actual Net Wholesale Sales sold in the prior Licensed Year by the relevant Retailer.

5.14 The Licensee shall not sell or otherwise supply Licensed Products to any of its Affiliates unless that Affiliate has been Approved as a Distributor or as a Retailer.

5.15 Notwithstanding anything to the contrary in this clause 5, the Licensee undertakes that:

         [------------------ ](4)

6.       LIST PRICES AND RECOMMENDED RETAIL PRICE

6.1 By no later than the commencement of the sale of Licensed Products to Distributors for each Licensed Year by the Licensee, the Licensee shall provide details of and discuss in good faith with Burberry:

         (A)      the Recommended Retail Price; and

         (B)      the List Price,

         in each Licensed Year for each Licensed Product in each part of the Territory.

6.2 The Licensee shall at all times procure that all Retailers which are supplied with any Licensed Products are aware at all times of the Recommended Retail Price in respect thereof.

6.3 For the avoidance of doubt, nothing in this clause 6 shall prohibit the Licensee from selling any Licensed Products at any price as the Licensee freely determines, or prohibit any Retailer or Distributor from selling any Licensed Products at any price as that Retailer or Distributor freely determines.

7.       APPROVALS

7.1 Any request by the Licensee for Approval pursuant to this Agreement must be made in writing and addressed to the Authorised Business Representative or the Authorised Legal Representative (as required pursuant to the terms of this Agreement).

7.2 Where any Approval is given subject to any conditions or limitations, the Licensee shall at all times comply with such conditions or limitations. Any Approval which is stated to be limited in time shall automatically terminate and be of no further effect from the end of the period for which such Approval is stated to be effective.

8.       BUSINESS PLAN

8.1 Annually before 31 October (the "Plan Date") in each year prior to each Licensed Year commencing on 1 January 2005, the Licensee shall deliver to the Authorised Business Representative and the Authorised Legal Representative a Business Plan for the following Licensed Year, such Business Plan to set out:

         (A) the Licensee's plans for the development, production and manufacture of the Licensed Products;

         (B)      the   Licensee's   plans  for  the   Promotion,   Advertising,
                  marketing, distribution and sale of the Licensed Products ("Marketing Plan"), such Marketing Plan shall set out the Licensee's proposed spending on Promotion and Advertising during that Licensed

-------------
(4) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:4.

                  Year (together with a detailed breakdown of such proposed spending), the media in which it is intended such Advertising and Promotion is to be placed, the proposed timing of the planned Advertising and Promotional Activities, and the proposed contents of any proposed Advertising and Promotional Material, including any common themes which it is intended will be pursued in them;

         (C)      the projected Actual Net Wholesale Sales of Licensed Products;
                  and

         (D)      the projected retail sales,

         and the parties shall, at the request of Burberry, meet to discuss in good faith Burberry's comments and observations on each Business Plan.

8.2 Each Business Plan (which, for the avoidance of doubt, shall include each Marketing Plan) is subject to Approval.

8.3 Once Burberry has Approved the contents of each Marketing Plan, the Licensee shall carry out the Advertising and Promotional Activities set out therein and shall not without Approval (given in accordance with clause 15.3) conduct any Advertising and Promotional Activities other than in accordance with the same.

9.       CERTAIN ADDITIONAL OBLIGATIONS OF THE LICENSEE

MANUFACTURE OF LICENSED PRODUCTS

9.1 The Licensee shall not manufacture any Licensed Products (or any part thereof) other than at a Factory and shall procure (in the case of manufacture by an Approved Contractor) that the relevant Approved Contractor does not manufacture any Licensed Products (or any part thereof) other than at the Factory Approved in such Approved Contractor's Undertaking.

9.2 The Licensee undertakes that the materials used in the manufacture of the Licensed Products do not and shall not contain any materials from time to time notified by Burberry to the Licensee including without limitation the materials listed in appendix G.

9.3 Notwithstanding the foregoing and clause 4.4(C), Burberry shall all times be entitled to withdraw the Approval in respect of a Factory or an Approved Contractor, and each shall for the purposes of this Agreement cease to be a Factory or act as an Approved Contractor respectively, forthwith, if it has a bona fide reasonable belief that any such Approved Contractor or Factory:

         (A) has produced Licensed Products that are not in accordance with the Formulae, are not of satisfactory quality or do not meet Burberry's qualitative standards as notified by Burberry to the Licensee from time to time;

         (B) has used any of the substances listed in appendix G in the production or manufacture of the Licensed Products;

         (C) has or is engaged in unauthorised production of Licensed Products or other products which represent an infringement of the Intellectual Property Rights of Burberry or any other person; or

         (D) has infringed or is infringing the Business Ethics and Environmental Policy.

SALE OF LICENSED PRODUCTS

9.4 Subject to clause 15, the Licensee shall use its best endeavours to Advertise, Promote, market and extend sales of Licensed Products in the Territory, and take into account such factors as Burberry considers relevant to the Promotion, Advertising, marketing and sale of Licensed Products in the Territory.

9.5      The Licensee shall not:

         (A) offer for sale, sell, solicit orders, take orders for or otherwise dispose of any Licensed Products other than in the fulfilment of orders from the customers referred to in clause
                  5.5 hereof in the Territory for sale in the Territory;

         (B) sell Licensed Products to any Retailer or Distributor in respect of which Approval has been withdrawn pursuant to clause 5.11; or

         (C) knowingly sell Licensed Products to Retailers other than for direct sale to consumers for personal use or to other Retailers.

9.6 The Licensee shall accept the return of and replace or give credit for any Licensed Products delivered to any Retailers or Distributors by or on behalf of the Licensee where such Licensed Products have been lawfully Returned or rejected by such Retailer or Distributor (whether due to late delivery, defect in such Licensed Products, any other breach by the Licensee of the applicable conditions of sale or otherwise).

9.7      The Licensee:

         (A) shall not and shall use its best endeavours to procure that Retailers (other than the Large Retailers) and Distributors do not market, advertise, promote or sell any of the Licensed Products by means of any electronic or digital medium, including without limitation by the use of the "Internet", the "World Wide Web" or any other telecommunications or information network or service of any description without Approval; and

         (B) shall use its best endeavours to procure that its Distributors and/or Retailers (but in the case of the Large Retailers, subject to clause 9.7(A)) do not Advertise or Promote any Licensed Products without Approval.

9.8 The Licensee shall procure that its Distributors each nominate and maintain a senior employee dedicated to the sale, marketing and delivery of the Licensed Products to Retailers and who shall have suitable experience and expertise in the fragrance business.

9.9 The Licensee shall at all times be adequately represented, by reference to the market conditions for the Products from time to time, throughout the Territory by Distributors so as to comply with its obligations under this Agreement.

9.10 The Licensee shall procure that its and its Distributors' showrooms at which or environments in which the promotion and/or sale of Licensed Products takes place (i) are commensurate with the high quality and prestige nature of Burberry's business and their location and furnishings shall not diminish the reputation of the Burberry Intellectual Property and (ii) have an area dedicated to the Licensed Products. The Licensee shall provide to Burberry in June of each Licensed Year photographs of all such showrooms and environments of the Licensee and its Distributors at which the Licensed Products are promoted and/or sold (including, without limitation, photographs of the exterior and interior of such environments or showrooms and environments).

9.11 The Licensee shall maintain during this Agreement sufficient production and other capacity to enable it to meet all orders in all material respects for Licensed Products from Distributors and/or Retailers.

TRACKING AND RECORDING

9.12     (A)      The Licensee shall as soon as practicable, and in any event by no later than 1 July 2005, ensure that it has put in place the necessary measures to identify with certainty, track and record by reference to each Licensed Product the Distributor to which the Licensee or another Distributor (as the case may be) sold such Licensed Product (the "Distributor Tracking
                  Measures").

         (B)      (1)      The Licensee shall use its best  endeavours to put in
                           place by 31 December 2005 the  necessary  measures to
                           identify   with   certainty,   track  and  record  by
                           reference to each Licensed Product the Retailers in the Major Markets to which such Distributors as are described in clause 9.12(A) above sold such Licensed
                           Products (the "Major Retailer Tracking Measures").

                  (2) The Licensee shall use its reasonable endeavours to put in place by 30 June 2006 the necessary measures to identify with certainty, track and record by reference to each Licensed Product the Retailers in the Other Markets to which such Distributors as are described in clause 9.12(A) above sold such Licensed Products (the "Other Retailer Tracking Measures").

         (C) The Licensee shall discuss the Distributor Tracking Measures, the Major Retailer Tracking Measures and the Other Retailer Tracking Measures with Burberry. Burberry, shall, upon reasonable notice, be permitted access to and/or be supplied with copies of the Licensee's databases and other records and information relating to such tracking measures. The Licensee shall also use all reasonable efforts to ensure that all Distributors comply with the provisions of this clause 9.12 and to the extent that the Licensee may obtain records or other information related to the destination of Licensed
                  Products from its Distributors, the Licensee shall allow Burberry to have access to such records and information.

INTELLECTUAL PROPERTY

9.13 The Licensee shall not use or disclose any information or any of the Formulae or use any Burberry Intellectual Property (or anything identical or confusingly similar to anything comprised therein) other than:

         (A) as may from time to time be both necessary and Approved in connection with the manufacture of Licensed Products and sale of Licensed Products under this Agreement; or

         (B)      as specifically authorised in this Agreement.

9.14 The Licensee shall not in the manufacture, supply, Advertising, Promotion, marketing, distribution or sale of any Licensed Products permit any trade marks, names or other markings to be used on or in connection with or applied to such Licensed Products other than:

         (A) such of the Burberry Intellectual Property as is Approved to be used in respect of such Licensed Products under clauses 2.1(A) and 2.3(B); and

         (B) any such markings as are required by the Laws of or generally accepted codes of practice in any relevant part of the Territory PROVIDED THAT any such markings shall be applied in a manner which is as discrete as is reasonably possible, and no such markings shall be applied to the exterior or the interior of any Licensed Products without Approval subject to the requirements of any applicable Laws of or generally accepted codes of practice in any relevant part of the Territory.

9.15 In the event that Burberry does not supply labels, point of sale material or packaging bearing Burberry Intellectual Property (for which Burberry shall be entitled to charge), the Licensee shall not purchase any such labels, point of sale material or packaging from any party other than from such third party suppliers as Burberry shall designate as an Approved Contractor.

9.16     The Licensee shall:

         (A) use its best endeavours to provide to the Authorised Business Representative within six months of the date of this Agreement details of all uses it has made of Burberry Intellectual Property in the six (6) Months prior to the date of this Agreement whether on or in relation to the Products, stationery or otherwise;

         (B) not use any Burberry Intellectual Property on any of its business documentation (including but not limited to, all advertising materials, stationery, order forms, invoices, credit notes, labels, business cards, signage and the like) unless such use of the Burberry Intellectual Property has been Approved.

         (C) as soon as possible, and in any event within 30 days of receipt of notice from Burberry of a variation or modification of or any addition to any trade mark or trade name forming part of the Burberry Intellectual Property including without limitation the Licensed Trade Marks, cease to use any previous or outdated versions of the relevant trade mark or trade name on any of the Licensee's business documentation. For the avoidance of doubt, once notice is given in accordance with this clause 9.16(C) any prior Approval given under clause 9.16(B) shall be deemed to have been withdrawn to the extent that it relates to previous or outdated versions of Burberry's brand or logos.

9.17 The Licensee shall not (and shall procure that no Affiliate of the Licensee shall unless Burberry otherwise agrees) engage directly or indirectly in the development, production, manufacture, supply, marketing, distribution or sale of any:

         (A) products other than the Licensed Products bearing or sold in connection with:

                  (i)      any Burberry Intellectual Property;

                  (ii)     any  trade   marks  or  trade  names   identical   or
                           confusingly similar to or otherwise infringing any Burberry Intellectual Property;

                  (iii) any Varied Trade Names which do not include the "Burberry" name (for example, in the case of "Burberry Brit", the word "Brit" may not be used on its own or in conjunction with any other word or words other than "Burberry"); or

         (B) products of the same design as that of any of the Licensed Products; or

         (C) products of a design substantially similar to that of any of the Licensed Products; or

         (D) products in the same or confusingly similar packaging or presentation as any of the Licensed Products; or

         (E) products with a confusingly similar fragrance as any of the Licensed Products; or

         (F)      products  using  the  same  Formulae  as any  of the  Licensed
                  Products.

9.18 The Licensee shall, on request, deliver to Burberry copies of all stationery, point of sale materials and any other materials bearing Burberry Intellectual Property used for or in connection with the manufacture, distribution or sale of the Licensed Products in the relevant Licensed Year ("Materials") and the Licensee shall, in any event, archive copies of the Materials and shall provide copies of such Materials to Burberry at Burberry's request.

9.19 The Licensee shall not use any of the Licensed Trade Marks or any other Burberry Intellectual Property on or in connection with any products or in connection with any services other than the Licensed Products and then subject always to the Approvals which are required under this Agreement.

9.20     Without  prejudice to clause 5.10,  the Licensee shall procure that its
         Distributors:

         (A)      comply with clauses 9.5, 9.7, 9.8, 9.17,  9.18, 9.19, 9.25 and
                  9.28; and

         (B) do not use any Burberry Intellectual Property for any purpose other than in connection with the distribution of the Licensed Products in accordance with the terms of this Agreement and of any distribution agreement entered into under clause 5.8.

9.21 The Licensee shall work in close co-operation with Burberry to enhance the goodwill and reputation of the Burberry Intellectual Property and the Formulae.

PROVISION OF INFORMATION

9.22 The Licensee shall supply such information and documentation as Burberry may reasonably request in connection with the development, production and manufacture of Licensed Products and the Promotion, Advertising (including advertising expenditure), marketing, distribution and sale of Licensed Products.

9.23     (A)      If the  Licensee  ceases to be listed  on a  recognised  stock exchange,  the Licensee shall promptly provide full details to
                  Burberry in writing in respect of (i) the beneficial and legal
                  ownership  of  the  Licensee  and  (ii)  the   directors   and
                  management  of  the  Licensee,  each  as at the  date  hereof.
                  Thereafter the Licensee shall forthwith give Burberry written notice of:

                  (i) any material change in the issued share capital of the Licensee including any change of beneficial or legal ownership including without limitation each occasion when a person or persons acting in concert first hold or cease to hold interests (legal or beneficial, direct or indirect) in the share capital of the Licensee, which represent or could represent ten percent (10%) or more of the issued share capital of the Licensee, and where any such person or persons holds any such interest, any increase in such interest;

                  (ii) any material change in the directors and/or management of the Licensee (including, but not limited to, any material change in the role of or the departure from the Licensee of the member of its senior management); and/or

                  (iii) any other fact matter or thing affecting the Licensee during the continuance of this Agreement of which the Licensee is aware and which might materially affect the interests of Burberry or the performance by the Licensee of its obligations under this Agreement.

         (B) If the Guarantor ceases to be listed on a recognised stock exchange, the Guarantor shall promptly provide full details to Burberry in writing in respect of (i) the beneficial and legal ownership of the Guarantor and (ii) the directors and management of the Guarantor, each as at the date hereof. Thereafter the Guarantor shall forthwith give Burberry written notice of:

                  (i) any material change in the issued share capital of the Guarantor, including any change of beneficial or legal ownership including without limitation each occasion when a person or persons acting in concert first hold or cease to hold interests (legal or beneficial, direct or indirect) in the share capital of the Guarantor, which represent or could represent ten percent (10%) or more of the issued share capital of the Guarantor and where any such person or persons holds any such interest, any increase in such interest;

                  (ii) any material change in the directors and/or management of the Guarantor (including, but not limited to, any material change in the role of or the departure from the Guarantor of the member of its senior management); and/or

                  (iii) any other fact matter or thing affecting the Guarantor during the continuance of this Agreement of which the Guarantor is aware and which might materially affect the interests of Burberry or the performance by the Guarantor of its obligations under this Agreement.

9.24 The Licensee shall notify Burberry of the following information in writing within 60 days of the end of each Licensed Year:

         (A) a list of each person for which the Licensee or a member of the Licensee's Group acts as a licensee (such persons being the "Other Licensor");

         (B) all other brands in respect of which it or a member of the Licensee's Group acts as licensee or in any other capacity from time to time on behalf of Other Licensors, such brands as at the date of this Agreement being the "Additional Brands";

         (C)      the duration of the agreements with the Other Licensors; and

         (D) the territories in which the Licensee may manufacture and sell pursuant to the licence agreements with the Other Licensors.

         All information received by Burberry pursuant to this clause 9.24 shall be subject to the provisions of clause 26.

9.25 The Licensee shall not make or give any representations or warranties in relation to the Licensed Products other than those which are true and accurate in all material respects.

9.26     The Licensee shall notify Burberry in writing forthwith if:

         (A) 5% or more by value calculated by reference to the Actual Net Wholesale Sales of a particular Licensed Product in any range of Licensed Products in any six month period are Returned to the Licensee; or

         (B) 10% or more by value calculated by reference to the Actual Net Wholesale Sales of a particular Licensed Product in any range of Licensed Products in any six month period are Returned to any Distributor; or

         (C) a material amount of any particular component of any Licensed Product in any six month period are Returned to an Approved Contractor.

         The Licensee shall provide Burberry with such details as Burberry may reasonably require in respect of such Returned Licensed Products and the reason for their return.

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

ACCESS

9.27 The Licensee shall permit Burberry and/or its representatives to have access to the premises of the Licensee (including without limitation any Factories) and shall procure that Burberry and/or its representatives have access to any relevant premises of any Approved Contractor (including without limitation any Factories) at any time during business hours, upon reasonable advance notice, to inspect all the operations of the Licensee and/or any Approved Contractor in manufacturing and dealing in Burberry Items, to assess the amounts of the Licensee's and/or Approved Contractors' stocks of Burberry Items and generally for the purposes of ensuring the compliance of the Licensee with this Agreement, including without limitation the conformance of any of the Burberry Items with the required standards of quality.

COMPLIANCE WITH LAWS

9.28     The Licensee shall at its own expense:

         (A) comply in all material respects with all applicable Laws and similar requirements in the Territory in so far as they relate to Licensed Products, including without limitation as to their manufacture, labelling and raw material content, supply, importation and/or sale and in particular without limitation labelling as to jurisdiction of origin, product liability, product safety and cosmetic products legislation;

         (B) obtain and maintain in full force and effect all licences, permissions and consents and comply in all material respects with all requirements necessary for the importation of any items provided to the Licensee by Burberry for the purpose of this Agreement, including but not limited to the payment of all duties, taxes and other charges;

         (C) procure and be able to demonstrate to the reasonable satisfaction of Burberry that, for the purposes of sales of Licensed Products in the Territory, if a jurisdiction of origin label is required under all relevant Laws, business practices or codes of practice applicable in the relevant part of the Territory, such Licensed Products shall be manufactured (and comprise only such components) so as to be able lawfully to bear a jurisdiction of origin label subject to clause 9.14(B).

9.29 The Licensee shall conform and comply with and shall use its best endeavours to cause all Approved Contractors and Distributors to conform and comply with all relevant international and national conventions and all relevant Laws, rules and regulations relating to the employment of labour (in particular without limitation child and forced labour) and employees' terms and conditions of employment and shall comply with and procure that all Approved Contractors and Distributors comply with general environmental responsibilities and good practice.

9.30 The Licensee shall comply in all material respects with all applicable Laws, rules and notices having the force of law in the Territory and any codes of practice and regulatory advice (together the "Regulations") insofar as they relate to the Licensed Products including, but not limited to, the following:

         (A) the Licensee shall hold at the address that appears on the packaging of the Licensed Product a dossier in respect of each Licensed Product (the "Dossiers"). The Dossiers shall contain product information including, without limitation, safety assessment data and details of the composition of the Licensed Product in question;

         (B) the Licensee shall appoint a designated individual who shall be responsible for preparing, maintaining and up-dating the Dossiers (the "Designated Individual"). The Licensee shall notify Burberry within thirty (30) days of the appointment or replacement of such individual of the name, address and contact telephone numbers of the current Designated Individual;

         (C) the Licensee shall maintain (i) a proper and appropriate procedure for monitoring, recording, managing and responding to all complaints and (ii) a product recall procedure, in each case to monitor any undesirable effects and adverse reactions on consumers caused by the Licensed Products (together the "Procedures"). The Procedures shall specify details of the individuals within the Licensee's organisation who have been given overall responsibility for their implementation including, without limitation, their names and contact telephone numbers;

         (D) the Licensee shall on or before 30 September 2004 provide a copy of the current Procedures to Burberry for Approval. Any amendments to such Procedures shall be submitted to Burberry for Approval;

         (E) the Licensee shall review the Procedures regularly and in any event at least once per Licensed Year; and

         (F) the Licensee shall procure that all appropriate safety data and information shall be sent on a confidential basis to Poison Control Centres and other relevant authorities as may be required by any Regulations;

9.31 The Licensee shall within thirty (30) days of receipt of a request from Burberry (such a request to be made by Burberry no more than once in each Licensed Year):

         (A) certify in writing to Burberry that (i) all Regulations insofar as they relate to the Licensed Products, the Dossiers and the Procedures have been complied with; and (ii) all required registrations, consents, approvals, certifications and submissions in respect of the Licensed Products, Dossiers and Procedures have been obtained by the Licensee; and

         (B) provide copies of supporting documentation providing evidence to the reasonable satisfaction of Burberry of such compliance.

9.32 The Licensee shall permit Burberry to inspect all documentation relating to the Licensed Products including, but not limited to, Formulae and data at any time during normal business hours, upon reasonable advance notice, for the purposes of ensuring compliance of the Licensee with the Agreement and all Regulations and the Licensee shall grant Burberry access to its premises for the purposes of permitting Burberry to carry out this inspection. In carrying out such inspections, Burberry will endeavour to minimise any disruption to the normal business operations of the Licensee.

INSURANCE

9.33 The Licensee shall obtain from a reputable insurance company and maintain in force product liability insurance for death, personal injury and property damage in respect of all Licensed Products sufficient to fully indemnify Burberry and all members of the Burberry Group in respect of any claim arising whether during the Term or at any time after the termination of this Agreement. Such insurance shall provide cover for at least (euro)6,000,000 in respect of any one claim or such higher amount as shall be recommended by a leading firm of international insurance brokers having regard to what is customary in the fragrance industry who shall be informed prior to their appointment that they are appointed on the basis that they will not be instructed in respect of obtaining the insurance cover itself. Burberry shall be named as "loss payee" on every policy of such insurance. Each year on or before 31 January the Licensee shall supply to Burberry evidence of such insurance and the payment of all premiums therefor.

INDEMNITY

9.34 The Licensee shall fully indemnify Burberry and keep it indemnified against all damage, losses, claims, actions, proceedings, demands, liabilities, costs, damages, compensation, fines, personal injuries (including death), damage to private property, orders and out-of-pocket expenses (including, without limitation, reasonable legal and other professional fees) (hereinafter the "Indemnified Events") to the extent incurred or suffered by Burberry as a result of the negligence, act or omission of the Licensee, its Affiliates or its or their employees, agents and contractors (including Distributors) arising out of or in connection with this Agreement or to the extent incurred or suffered by Burberry as a result of the breach by the Licensee or its Affiliates or its or their employees, agents and sub-contractors of its obligations and/or warranties under this Agreement save, in any such case, to the extent that such Indemnified Events are caused by any negligence or wilful default on the part of Burberry, its employees, agents and contractors (excluding the Licensee).

MISCELLANEOUS

9.35 The Licensee shall devote sufficient resources (whether in terms of employees, premises, facilities or otherwise) to fulfil its obligations under this Agreement in their entirety.

9.36 The Licensee shall not and shall procure that any employee or representative of the Licensee shall not and shall use all reasonable endeavours to procure that its Approved Contractors and Distributors shall not:-

         (A) make or attempt to make directly or indirectly any payment or gift of any description (whether or not such payment or gift is solicited), except for reasonable business meals as may be customary in accordance with the relevant locale, to:

                  (i) any employee or representative of Burberry, or of any other known member of the Burberry Group or of any of their respective Affiliates; or

                  (ii) to any known family relation of any person described in sub-clause (i) above; or

         (B) in any way induce or attempt to induce (whether by means of a payment of money or otherwise) any employee or representative of Burberry to conceal from Burberry or to overlook any act, omission or other circumstances which would amount to a breach by the Licensee or a Distributor of this Agreement (or a breach by an Approved Contractor of its Undertaking); or

         (C) fail to notify Burberry in writing promptly if the management of Licensee, its employees or representatives have actual knowledge that any such employee or representative referred to in clause 9.36(A) has indicated that he/she may so overlook or conceal a breach of this Agreement if so induced; or

         (D) pay any brokers' fees, bribes, pay-offs, commissions (other than customary sales commissions or finders' fees in the ordinary course of business), royalty sharing or the like to any third party which relates in any way to this Agreement or the Licensee's relationship with Burberry.

9.37 The Licensee agrees to be bound by the LVMH Agreement and also to use its best endeavours to procure that the LVMH Agreement is signed by 30 September 2004 by all the parties other than Burberry who are stated to have obligations under that agreement.

BURBERRY FRAGRANCES

9.38 Certain of the Licensee's obligations under this Agreement will be performed by Burberry Fragrances. Burberry Fragrances' sole function will be to perform in whole or in part the Licensee's obligations and Burberry Fragrances will not provide any services for any other person.

9.39 Burberry Fragrances shall have a dedicated sales and marketing team and shall outsource such of its obligations as the President of Burberry Fragrances shall deem appropriate, provided that Burberry Fragrances shall be entitled to use the production, logistic, accounting, administrative and other services of the Licensee or the Licensee Group, as the Licensee deems appropriate.

9.40 The Licensee shall ensure that it employs in Burberry Fragrances at all times sales and marketing personnel dedicated to developing the duty-free business.

9.41 The Licensee shall, subject to any recommendation made by Burberry, propose for Burberry's Approval a person with suitable experience and expertise in the fragrance business to be the President of Burberry Fragrances. If Burberry Approves such proposal, the Licensee shall, and the Guarantor shall procure that the Licensee shall, appoint such person as is nominated by Burberry to hold the position of President of Burberry Fragrances. The terms of such appointment (including, without limitation, remuneration incentives and principal place of work if the principal place of work is to be other than Paris) shall be subject to Approval by Burberry.

9.42 Subject to the applicable laws of the principal place of work, the Licensee shall not dismiss or reassign the President of Burberry
         Fragrances without the Approval of Burberry and Burberry shall be entitled to require by notice to the Licensee that any President of Burberry Fragrances is dismissed and another person is appointed in his/her place within six months of the date of Burberry's notice. The Licensee shall provide Burberry with all information requested by Burberry in respect of the circumstances surrounding any requested dismissed or reassignment of the President of Burberry Fragrances. The Licensee shall indemnify and keep Burberry indemnified against all costs, claims, demands, losses, damages and expenses arising from any claim brought directly against Burberry by any proposed, current or former President of Burberry Fragrances, save, in any such case, to the extent that such indemnified events are directly caused by any negligence or wilful default on the part of Burberry, its employees, agents and contractors (excluding the Licensee).

9.43 The President of Burberry Fragrances shall be the principal point of contact for Burberry with Burberry Fragrances and such person shall devote all of his/her time to the development of the Licensee's business in respect of the Licensed Products. Notwithstanding anything to the contrary the President of Burberry Fragrances shall report, and shall be subordinate to, the President of the Licensee, provided that the President of the Licensee shall not give directions to the President of Burberry Fragrances which are inconsistent with the terms of the President of Burberry Fragrances' appointment and his/her role and responsibilities. The responsibilities and role of the President of Burberry Fragrances are set out in schedule 5.

9.44 For the avoidance of doubt the provisions of clause 9.38 to 9.43 and any recommendation or any Approval given by Burberry pursuant to it shall not limit, reduce or exclude the Licensee's or the Guarantor's liability under this Agreement.

10.      LICENCE FEES

         CALCULATION OF LICENCE FEE

10.1 In consideration of the Licence Rights granted by Burberry and the obligations undertaken by Burberry under this Agreement, the Licensee shall pay to Burberry :

         (A) on or before 31 December 2004 the sum of (euro)3,000,000 as an inducement for Burberry to enter into this Agreement which, for the avoidance of doubt, is payable in addition to the Licence Fee; and

         (B) subject to clause 14.1 from the Effective Date, the Licence Fee, which shall be calculated by multiplying the Actual Net
                  Wholesale       Sales       in       each       Month       by
                  [-----------------------------------](5)   ("Calculation  A"),
                  save that, in respect of the Other Markets only, the parties may agree to calculate the Licence Fee by reference to the Ex-Factory Price of the Licensed Products sold in such Other Markets ("Calculation B"). The parties shall:

                  (1) within 150 days of the Effective Date, in respect of the first Licensed Year; and

                  (2) by no later than 90 days prior to the beginning of each Licensed Year, in respect of subsequent Licensed Years,

                  agree whether Calculation A or Calculation B shall apply in respect of the Licence Fee in the Other Markets in the next following Licensed Year and, if Calculation B is chosen, the method and criteria applied and data used in such calculation. If the parties fail to agree within the time limits set out above, Calculation A shall apply.

------------------
(5) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:5.

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

10.2 The Licence Fee shall become due on the last day of each Month provided that the Licence Fee shall not be payable by the Licensee in respect of Licensed Products which have been Returned to the Licensee by a Distributor or Retailer.

10.3     Estimated Monthly Licence Fee

         The Estimated Monthly Licence Fee shall become due at the end of each Month and be payable to Burberry within 30 days after the end of each Month, provided that the Estimated Monthly Licence Fee for the period from the Effective Date until the date of signature of this Agreement shall be payable to Burberry within 30 days after the end of the Month in which the date of signature of this Agreement falls. Except as provided in clause 10.5 below, each Monthly payment shall be made without any deduction or set off of any kind.

10.4     Six-Monthly and Annual Reconciliation

         (A) In respect of the Major Markets, the Licensee shall, within 45 days of the end of every six Month period (the first such period commencing on the Effective Date, and ending on 31 December 2004) pay to Burberry an amount representing the difference between the Estimated Monthly Licence Fee paid during such six Month period and the Licence Fee due and payable for such six Month period.

         (B) In respect of the Other Markets, the Licensee shall, within 45 days of the end of each Licensed Year, pay to Burberry an amount representing the difference between the Estimated Monthly Licence Fee paid during the Licensed Year and the Licence Fee due and payable for such Licensed Year, such Licence Fee to be calculated with reference to clause 10.1 to
                  10.3 inclusive.

10.5 At the same time as delivery of an Annual Account to Burberry, the Licensee shall pay the Licence Fee shown to be due by such Annual Account, without any deduction or set off of any kind, if and to the extent that it has not already then been paid together with interest thereon calculated in accordance with clause 10.12. In the event that the Annual Account in respect of any Licensed Year discloses that the Licence Fee paid by the Licensee in respect of that Licensed Year under clause 10.1 exceeds the Licence Fee which was correctly required to be paid under this Agreement in respect of such Licensed Year, Burberry shall credit to the Licensee the amount of such excess, which credit, at the option of the Licensee:

         (A) may be applied by the Licensee so as to reduce the Licensee's Monthly payments of Estimated Licence Fees in respect of the next following Licensed Year (if any); or

         (B) will be refunded in full to the Licensee within thirty (30) days of such request.

         Except as provided above Burberry shall have no obligation to credit or refund to the Licensee any overpayment of Licence Fee.

         MINIMUM LICENCE FEES AND ACTUAL NET WHOLESALE SALES

10.6 In the event that the Licence Fee paid by the Licensee to Burberry in any Licensed Year ("Received Fee") is less than the Minimum Licence Fee, the Licensee shall remit to Burberry within ninety (90) days of the later of the end of such Licensed Year or such date that the difference between the Received Fee and the Minimum Licence Fee for such Licensed Year has been determined.

10.7 If the aggregate of the Actual Net Wholesale Sales from 1 January 2008 until 31 December 2008:

         (A)      in   respect    of    Licensed    Products    is   less   than
                  [---------------------](6)    (subject   to    indexation   in
                  accordance with clause 10.9 below); or

         (B) in respect of those Licensed Products described in paragraph C of schedule 2 ("Men's and Women's Skin Care Products") is less than [-----------------------](7) (subject to indexation in accordance with clause 10.9 below),

         Burberry shall, with effect from 31 December 2009, be entitled, by giving at least nine months' notice expiring on or before 31 December 2009, to terminate this Agreement (in respect of (A) above) or the Licence Rights for Men's and Women's Skin Care Products (in respect of
         (B) above).

10.8 If the aggregate of the Actual Net Wholesale Sales from 1 January 2012 until 31 December 2012:

         (A)      in   respect    of    Licensed    Products    is   less   than
                  [------------------------](8)   (subject  to   indexation   in
                  accordance with clause 10.9 below); or

         (B) in respect of Men's and Women's Skin Care Products is less than [------------------------](9) (subject to indexation in accordance with clause 10.9 below),

         Burberry shall, with effect from 31 December 2013, be entitled, by giving at least nine months' notice expiring on or before 31 December 2013, to terminate this Agreement (in respect of (A) above) or the Licence Rights for Men's and Women's Skin Care Products (in respect of
         (B) above).

10.9 The Minimum Licence Fee, the Minimum Net Wholesale Sales and the figures set out in clauses 10.7 and 10.8 (as the same may have been previously increased pursuant to this clause 10.9) shall be increased in each Licensed Year for inflation by taking into account the increase in the Index from the Index last published in the previous Licensed Year (or, in respect of the first Licensed Year, the Index last published in the calendar year prior to the first Licensed Year ("Base Index") but only if the Index increases in such Licensed Year by

---------------
(6) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:6.

(7) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:7.

(8) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:8.

(9) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:9.

         more than [----](10) and the first [-----](10) of any such increase in any Licensed Year shall be disregarded for the purposes of this clause
         10.9. The adjustment shall be accomplished by multiplying the relevant amount, by a fraction, the numerator of which shall be the Index last published prior to the end of the relevant period and the denominator of which shall be in each instance the Base Index. There shall be no decrease of such amounts in the case of deflation.

         PAYMENT DETAILS

10.10 All Licence Fees, and other amounts due to Burberry under this Agreement shall be exclusive of value added tax, sales tax, use tax or any and all other similar taxes which shall be paid by the Licensee to Burberry at the applicable rate in addition to such amounts, except to the extent that the Licensee satisfies Burberry that the conditions are met for the relevant supply to be outside the scope of such tax. Accordingly, the Licensee shall notify Burberry immediately if it has or establishes a place of business or fixed establishment within the European Union at which any rights licensed under this Agreement are or are to be used or to which any of such rights are supplied or may be supplied.

10.11 All payments which are to be made by the Licensee to Burberry under this Agreement whether they be Licence Fees or otherwise shall be made in Euros and shall be paid:

         (a) by telegraphic transfer into Burberry's bank account at Lloyds TSB Bank plc, City Office, PO Box 72, Bailey Drive, Gillingham Business Park, Kent ME8 0LS or such other account as Burberry may nominate in writing from time to time and at the same time the Licensee shall fax a copy of the payment slip to the Authorised Business Representative; or

         (b) if requested by Burberry by remittance of a bankers draft to Burberry at 18-22 Haymarket London SW1Y 4DQ (or such other address as Burberry may from time to time notify to the Licensee) marked for the attention of the Authorised Business Representative and a copy thereof shall be sent to the Authorised Legal Representative.

10.12 Interest shall accrue on all sums due from the Licensee to Burberry and outstanding beyond the date of payment specified in this Agreement. Such interest shall accrue:

         (A) at the rate of [-------------------](11) per annum above the base rate for pounds sterling of Lloyds TSB Bank Plc (or such other major UK bank as Burberry may from time to time designate in writing) from time to time in effect; and

         (B) on a daily basis both before and after any judgment of any court of law.

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(10)     CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH
         A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:10.

(11) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:11.

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

         CURRENCY

10.13    (A)      The Estimated  Licence Fee and the Licence Fee shall always be paid in euros ("Euro Amount").

         (B)      The Euro Amount shall be calculated as follows :

                  (1) if the Actual Net Wholesale Sales are made in any currency other than pounds sterling ("Other Currency"), the Licence Fee shall be calculated in the relevant Other Currency and converted into pounds sterling at the relevant Other Currency's Due Mid Market Rate (the "Sterling Amount"); and

                  (2)      the  Licensee  shall  convert  the  Sterling   Amount
                           referred to in clause 10.13(B)(1) above into euros at the Payment Mid Market Rate on the date it pays.

         (C) The Euro Amount for the Estimated Monthly Licence Fee shall be calculated as follows :

                  (1) If the Estimated Major Market Sales and Estimated Other Market Sales are determined in an Other Currency, the Estimated Monthly Licence Fee shall be calculated in the relevant Other Currency and converted into the Sterling Amount at the relevant Other Currency's Due Mid Market Rate; and

                  (2)      The  Licensee  shall  convert  the  Sterling   Amount
                           referred to in clause 10.14(C)(1) above into euros at the Payment Mid Market Rate on the date it pays.

         (D) The amount payable in respect of the Actual Net Wholesale Sales of sales made in the Other Markets (except in the case of sales made in any jurisdiction falling within the Other Markets where the Licensee receives an account of such sales at the end of each Month for the sales made in that Month) shall be converted into the Sterling Amount at the end of the Quarter in which the relevant sales are made and the Licensee shall convert the Sterling Amount into euros at the Payment Mid Market Rate prior to the date it pays the Licence Fee.

         (E)      For the purposes of this clause 10.13:

                  (1) "Payment Mid Market Rate" means the relevant currency's mid market rate as determined by reference to the exchange rate published in the London Financial Times on the last Working Day prior to the date the Licensee pays the Licence Fee or Estimated Monthly Licence Fee (as the case may be) or, in the case of clause 10.13(D) above, the amounts referred to in clauses 10.5, 10.6 and 10.12; and

                  (2) "Due Mid Market Rate" means the relevant currency's mid market rate as determined by reference to the exchange rate published in the London Financial
                           Times:

                           (a) on the last Working Day prior to the date on which the relevant payment first became due for Licence Fees calculated on a Monthly basis and for Estimated Monthly Licence Fees; and

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

                           (b)      the last Working Day prior to the end of the
                                    Quarter   for   Licence   Fees    calculated
                                    Quarterly.

11.                             REPORTING AND ACCOUNTING

11.1 The Licensee shall, within thirty (30) days after the last day of each Month send by facsimile transmission or email, to be followed by a hard copy sent by post to Burberry at St Albans House, 10 St Albans Street, London, SW1Y 4SQ (or such other address as Burberry shall from time to time specify in writing) marked for the attention of the Authorised Business Representative, a full and accurate account in respect of that Month (the "Monthly Account") in writing certified as correct by the Chairman, President, Chief Executive Officer or Chief Financial Officer of the Licensee. The Monthly Account shall set out those details of the Licensee's activities which are described in appendix A as being reportable on a Monthly basis

11.2 The Licensee shall, within thirty (30) days after the last day of each Quarter, send by facsimile transmission or email, to be followed by a hard copy sent by post to Burberry at St Albans House, 10 St Albans Street, London, SW1Y 4SQ (or such other address as Burberry shall from time to time specify in writing) marked for the attention of the Authorised Business Representative, a full and accurate account in respect of that Quarter (the "Quarterly Account") in writing certified as correct by the Chairman, President, Chief Executive Officer or Chief Financial Officer of the Licensee. The Quarterly Account shall set out those details of the Licensee's activities which are described in appendix A as being reportable on a Quarterly basis and every other Quarterly Account shall also set out those details of the Licensee's activities which are described in appendix A as being reportable on a semi-annual basis.

11.3 The Licensee shall within ninety (90) days after the end of each Licensed Year deliver to Burberry (marked for the attention of the Authorised Business Representative) a full and accurate account in the format of the Quarterly Account unless otherwise specified by Burberry from time to time (the "Annual Account") specifying in respect of such information in relation to Licensed Products manufactured and/or Returned and/or sold during such Licensed Year as is required in respect of Quarterly Accounts under clause 11.2 and details and documentary proof of all amounts actually spent in respect of Advertising and Promotional Activities. The Licensee shall also deliver with the Annual Account the documentary evidence referred to in appendix A. Each Annual Account shall be certified as correct by:

         (A) the Chairman, President, Chief Executive Officer or Chief Financial Officer of the Licensee; and

         (B) one of the four largest international firms or an Approved firm of certified public accountants (and, for the purposes of this clause 11.3 any accounting firm that is a nationally recognised firm in France and regarded as an auditor to French publicly traded companies or a member of, and in good standing with the U.S. Public Company Accounting Oversight Board is Approved);

         and in the event of any inconsistency between the Annual Account and the Quarterly Accounts for the Licensed Year in question, the Annual Account shall prevail.

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

11.4 Within ninety (90) days of the termination of this Agreement (or, where there is a Sell-Off Period, the termination of such Sell-Off Period), the Licensee shall submit an account (the "Final Account") to Burberry in respect of the period from the date of the last Annual Account up to the date of termination. The Final Account shall be prepared in accordance with the requirements of this Agreement applicable to Annual Accounts.

11.5     The Licensee shall for seven years from the date of their creation:

         (A) keep, and use its reasonable endeavours to procure that all Approved Contractors and Distributors shall at all times keep, in accordance with generally accepted accounting principles applicable to the relevant party complete and accurate (in all material respects) books and records in a form (computerised or otherwise) which is readily retrievable and easily interpreted relating to all of the dealings of the Licensee or such Approved Contractor or Distributor in relation to any Licensed Products and other Burberry Items, including without limitation but to the extent relevant to the party in question as to:

                  (i) all purchases and sales or other disposals or dealings by the Licensee, any Approved Contractor or Distributor of all and any Licensed Products and other Burberry Items;

                  (ii) all Burberry Items manufactured by the Licensee and/or any Approved Contractor;

                  (iii)    production, manufacturing and distribution records;

                  (iv) the Licensee's, Approved Contractors' and Distributors' labour practices and environmental obligations and corresponding compliance with all relevant Laws;

                  (v)      the number of Licensed  Products  and other  Burberry
                           Items  held  in  stock  by  the  Licensee,   Approved
                           Contractors and Distributors;

                  (vi) copies of all Quarterly Accounts and Annual Accounts and supporting documentation in respect thereof;

                  (vii) if the party's accounts were audited, copies of its audited accounts for the previous two (2) years;

                  (viii) if the party's accounts were audited, working papers that support the key balances included on each set of audited accounts including, without limitation, an analysis of stock held as at the date of the accounts (by product line identifying the stock of Burberry Items held) and an analysis of sales and cost of sales of Licensed Products;

                  (ix)     management accounts for each Quarter;

                  (x) stock and production records for all transactions relating to the Licensed Products;

                  (xi) standard costing sheets agreed with contractors for transactions relating to the Licensed Products;

                  (xii)    list  of  Approved   Contractors,   Distributors  and
                           Retailers and copies of all contracts with such Approved Contractors and Distributors;

                  (xiii) purchase records for all transactions relating to the Licensed Products or raw materials therefor, including without limitation, invoices, statements and goods received notes;

                  (xiv) sales records including without limitation invoices, statements and despatch records; and

                  (xv) copies of all brochures and price lists relating to the Licensed Products; and

         (B) procure that Burberry and/or its employees, agents or professional advisers are permitted with respect to the Licensee, and to use reasonable commercial endeavours with respect to its Approved Contractors and Distributors during normal business hours and upon reasonable advance notice, to inspect and make and retain copies of such books and records as are referred to at clause 11.5(A) and all and any other books of account and business records as are kept by the Licensee, any Approved Contractor and/or any Distributor which relate to the Burberry Items, that Burberry and/or such employees, agents or professional advisers are given such access to the Licensee's, any such Approved Contractor's and/or Distributor's employees and auditors as is required in order to interview the same for the purposes of gaining access to, interpreting and/or verifying such books and records, and that full co-operation is given by the Licensee, any such Approved Contractor and Distributor and their employees and auditors in relation to any such inspection and/or interview and that Burberry and/or such employees, agents or professional advisors are given access to the Licensee's
                  Approved Contractors' and Distributors' premises at which Licensed Products and/or other Burberry Items are stored in order to establish the number of such items held in stock.

11.6 If any such investigation as is described in clause 11.5(B) shows that the relevant Account(s) rendered by the Licensee had underestimated the Licence Fees due to Burberry then any underpayment shall be paid forthwith on Burberry's demand or, if Burberry so agrees, together with the next Quarterly payment of Licence Fees, together with interest thereon calculated in accordance with clause 10.12, and in the event that the amount of such underpayment in respect of any Quarter exceeds 3% (three per cent) of the Licence Fee found to be payable in respect of that Quarter or in the event that the documents and information referred to in clause 11.5(A) above have not been maintained and retained by the Licensee and made available to Burberry and/or its employees, agents or professional advisors in accordance with clause 11.5(B) the Licensee shall in addition pay to Burberry on demand the cost of and expenses incurred in connection with such investigation on a full indemnity basis. If any such investigation as is described in clause 11.5 shows that the relevant Account(s) rendered by the Licensee had overestimated the Licence Fees due to Burberry, then any overpayment shall be credited to the Licensee and dealt with as described in clause 10.5. The results of any such investigation shall be final and binding upon the parties if:

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

         (A) the investigation was conducted by one of the four largest international firms of certified public accountants;

         (B) the Licensee was given the opportunity to discuss with such firm the conduct and results of its investigation and such firm considered the Licensee's view expressed in such discussion in good faith; and

         (C) such firm conducted its investigation on an independent and objective basis.

11.7     The Licensee shall supply to Burberry a copy of:

         (A) its audited accounts as soon as such accounts are circulated to its shareholders; and

         (B) its tax return as soon as it is filed with the relevant authorities in accordance with French law.

12. DEFECTIVE STOCK

12.1 The Licensee shall provide to Burberry within 120 days after the end of each Licensed Year details of the nature and quantities of Defective Stock, and the amount that has been destroyed during such period.

12.2 The Licensee shall destroy and shall procure that the members of the Licensee's Group and the Distributors shall destroy all Defective
         Stock. Any such destruction shall be witnessed and verified by an independent observer (or at Burberry's request by such nominee in that part of the Territory as Burberry shall from time to time nominate) and shall be carried out in accordance with the Environmental and Social Policy. The Licensee shall procure that the members of the Licensee's Group and Distributors shall not sell, transfer or otherwise dispose of such Defective Stock.

13.      PRODUCT RECALL

13.1 Burberry shall be entitled at any time in respect of any Licensed Product to require that:

         (A)      the  Licensee   withdraws  and  undertakes  to  use  its  best
                  endeavours to ensure that all Distributors and Retailers withdraw all Licensed Products from sale as soon as possible and in any event to commence such withdrawal within 24 hours of a written notice of such requirement of Burberry in the event that any Licensed Product does not comply with its specifications, any Laws or any requirements under this Agreement (the "Notice"); and

         (B) the Licensee withdraws and uses its best endeavours to ensure that all Distributors and Retailers complete the withdrawal of all the Licensed Products from the premises of all Retailers and Distributors within 48 hours of the Notice;

         (C) the Licensee fully complies with and uses its best endeavours to ensure that the Distributors and Retailers fully comply with any product recall Procedures that have been Approved by Burberry in respect of the Licensed Products that are the subject of the Notice; and

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

         (D) in the event of any failure to comply in all material respects with the provisions of clauses 13.1(A), 13.1(B) or 13.1(C) such failure shall constitute material breach of this Agreement by the Licensee.

14.      SUPPLY OF LICENSED PRODUCTS TO BURBERRY AND ITS GROUP

14.1 At the beginning of each Licensed Year the Licensee shall supply Burberry free of charge with such number of sets of samples as reasonably requested by Burberry for use at the Burberry Group's and Burberry Agents' showrooms which are representative of the Licensed Products to be offered for sale in that Licensed Year. In addition, the Licensee shall supply to Burberry such further Licensed Products as may from time to time reasonably be requested by Burberry for use as samples at no charge. The Licence Fee shall not be payable in respect of such Licensed Products.

14.2 Any category or type of Licensed Product offered by the Licensee to any Retailer or Distributor shall also be offered for sale to the Burberry Group (including without limitation for the purposes of this clause
         14.2 to any third  party which  operates a Burberry  Store from time to time),  it  being  understood  and  agreed  that  the  Licensee  or its
         Subsidiaries may not offer any Licensed Product for sale to any Retailer or Distributor unless such Licensed Product is contemporaneously offered to the Burberry Group and the Licensee complies with this clause 14. All promotional and discount offers ("P&D Offers") relating to Licensed Products shall be offered to the Burberry Group at the same time as or before they are offered to any Retailer or Distributor. Upon the request of Burberry the Licensee shall provide Burberry with a list of all such P&D Offers offered during the 12 months prior to the request.

14.3 Burberry and any member of the Burberry Group (which term shall, for the purpose of this clause 14.3 only, include any third party which operates a Burberry Store from time to time) shall be entitled to place orders for the purchase of Licensed Products for resale at any Burberry Store or Burberry Website. The Licensee or its Subsidiaries shall promptly fulfil such orders (or shall procure that a Distributor shall promptly fulfil such orders) at a price which is the List Price applicable in the geographical market of the relevant member of the Burberry Group minus a discount of [-----](12). If the discount practices of the Licensee and/or the Distributors change from the levels customarily given at the date of this Agreement so that greater discounts are given either directly or indirectly the level of discount shall be increased from [-----](12) to such higher number as shall be reasonably determined by Burberry. For the avoidance of doubt, the Licence Fee shall be payable in respect of all such Licensed Products.

14.4 Because of the overriding needs of Burberry Stores for sufficient quantities of Licensed Products when and as needed, any order for Licensed Products placed with the Licensee by a member of the Burberry Group will have priority over any other order and shall be manufactured, shipped and delivered no later than shipment or delivery of any contemporaneous or subsequent orders for Licensed Products from other customers of the Licensee, unless any such member of the Burberry Group shall request a later delivery of its order.

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(12)     CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH
         A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:12.

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14.5     All  supplies of Licensed  Products by the  Licensee to Burberry or any
         member of the Burberry Group pursuant to either of clauses 14.2 or 14.3 or otherwise under this Agreement shall take place on the standard terms of purchase of Burberry or the relevant member of the Burberry Group current at the date of the relevant order, a copy of which terms will on request be provided to the Licensee.

15.      ADVERTISING AND MARKETING

15.1 The parties agree that, notwithstanding the termination of the Original Licence Agreement and its replacement with this Agreement, the provisions of clauses 11.1 and 11.2 of the Original Licence Agreement shall continue to have effect from the Effective Date up to and including 31 December 2004.

         With effect from 1 January 2005 and for the remainder of the term of this Agreement, the Licensee shall spend the following in respect of Advertising and Promotion in accordance with clause 15.3:

         (A) in respect of Launch Products the Advertising and Promotion expenditure shall be calculated on a Geographical Region by Geographical Region basis so that in each Geographical Region of the Territory, it shall be:

                  (1) in the first six months of the Advertising and Promotion of a Launch Product in such Geographical Region, [-----](13) of the aggregate value of the Projected Sales for the first six months of sales of such Launch Product in that Geographical Region; and

                  (2) in the second six months of the Advertising and Promotion of a Launch Product in such Geographical Region, [-----](14) of the aggregate value of the Projected Sales for the second six months sales of such Launch Product in that Geographical Region.

                  The aggregate of the amounts to be spent on Advertising and Promotion in all of the Geographical Region of the Territory pursuant to clauses 15.1(A)(1) and 15.1(A)(2) shall for the purposes of this clause 15.1 hereinafter be referred to as the "Aggregate Spend". If the expenditure for any Geographical Region becomes less than the amount stipulated under clauses 15.1(A)(1) or 15.1(A)(2) above (as applicable)(the "Threshold"), the Licensee must spend the difference between the Threshold and the actual Advertising and Promotion expenditure in the relevant Geographical Region in such other Geographical Region or Geographical Regions as it may choose provided that at all times the Licensee spends no less than the Aggregate Spend in the Territory.

                  For the purposes of clause 15.1(A), "Geographical Region" means one of the following:

--------------------
(13) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:13.

(14) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:14.

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

                  (i)      Europe;

                  (ii)     United States of America and Canada;

                  (iii)    South America;

                  (iv)     Asia Pacific; and

                  (v) Any other geographical areas or countries in the Territory other than those listed in (i), (ii), (iii) or (iv) above,

                  and, in case of any doubt as to whether a particular geographical area or a country should fall in any one of (i),
                  (ii), (iii), (iv) or (v) above due to its geographical location, Burberry has discretion, which it shall exercise reasonably, in allocating that particular geographical area or a country into one of the Geographical Regions.

         (B) in respect of all other Licensed Products for each Licensed Year of this Agreement, [----](15) of the aggregate value of the Projected Sales for such Licensed Products in the Business Plan; and

         (C) [------](16) of the expenditure in clause 15.1(A)(1) and 15.1(A)(2) and [------](17) of the expenditure in clause 15.1(B) and the Supplementary Advertising Spend in clause 15.2 shall be spent on Direct Production Costs and Advertising.

15.2     (A)      If the Actual  Net  Wholesale  Sales in  respect  of  Licensed
                  Products in any Licensed  Year are greater than the  Projected
                  Sales for that  Licensed  Year,  the  difference  between  the amount  actually  spent on  Advertising  and Promotion in that
                  Licensed  Year and the  amount  that would have been spent had the  Advertising  expenditure  been calculated by reference to the Actual Net Wholesale Sales (the "Supplementary Advertising
                  Spend")   shall  be  used  to  fund   additional   Advertising
                  expenditure  in  the  next  following   Licensed  Year.   Such
                  Supplementary Advertising Spend shall be in addition to the Advertising expenditure calculated in accordance with clause
                  15.1 above for that Licensed Year.

         (B) If the Actual Net Wholesale Sales are greater than Projected Sales for the final Licensed Year, the Licensee shall pay the Supplementary Advertising Spend to Burberry within 7 days of the date of termination of this Agreement.

         (C)      Subject always to the  provisions of clauses  15.2(D) and 15.2
                  (E) below if the Actual Net Wholesale Sales in any Licensed Year are less than the Projected Sales for that

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(15)     CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH
         A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:15.

(16) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:16.

(17) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO.
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                  Licensed  Year,  the  Licensee  shall be  entitled  to  deduct
                  [----](18) of the difference between the amount actually spent on Advertising and Promotion in any such Licensed Year and the amount that should have been spent by reference to Actual Net Wholesale Sales in any Licensed Year from the amount spent on Advertising and Promotion in the next following Licensed Year.

         (D) No deduction can be made pursuant to clauses 15.2(C) that results in the amount spent on Advertising and Promotion of Licensed Products being less than [----](19) of the amount that should have been spent pursuant to clause 15.1.

         (E) In addition to clause 15.2(D), no deduction can be made pursuant to clause 15.2(C) for a Licensed Year if the Actual Net Wholesale Sales for the Licensed Year preceding such Licensed Year is less than the Minimum Net Wholesale Sales for such preceding Licensed Year.

15.3 The Licensee shall, and shall procure that any third party appointed by it shall, carry out all Advertising and Promotional Activities in respect of the Licensed Products in full consultation with Burberry and subject to Burberry's Approval and the Licensee shall not Advertise or Promote the Licensed Products in any manner without Approval as to the form and content of the Advertisement or Promotion and the particular manner in which the Advertisement or Promotion is to be published or otherwise presented to potential customers (which Approvals as are described in this clause 15.3, for the avoidance of doubt, shall be in addition to Approval of any Business Plan given pursuant to clause 8.2 above) and generally all Advertising and Promotion of the Licensed Products shall be carried out in a tasteful and appropriate manner and not in any way which might detrimentally affect Burberry's reputation for high quality prestige products. Without prejudice to the foregoing:

         (A) where in conjunction with the Advertising or Promotion of the Licensed Products the Licensee wishes to display, feature or use in any way any other products of any description, where either Burberry or any licensee of Burberry manufactures and/or sells those products bearing Burberry Intellectual Property, the Licensee shall only display, feature or use those products; and

         (B) where the Licensee participates in trade shows the Licensee shall;

                  (i) only display the Licensed Products in an area clearly identified as "Burberry";

                  (ii) not display the Licensed Products (in the area clearly defined as "Burberry") with any products which do not feature any Burberry Intellectual Property; and

                  (iii) use any fixtures provided by Burberry from time to time and otherwise use fixtures which are of an appropriate standard for the Licensed Products.

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(18)     CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH
         A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:18.

(19) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:19.

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15.4     The  Licensee  shall  engage  such  advertising  agency or  agencies as
         Burberry may from time to time Approve, save that in respect of the United Kingdom, France, Italy, Spain, Germany, U.S.A., Canada, Japan, China and Korea, the Licensee shall use such advertising agency or agencies as Burberry shall direct taking account of the Licensee's written comments on the quality and cost of such agencies.

15.5 The Licensee agrees, upon the reasonable request of Burberry, to participate at the Licensee's expense in Promotional Activities jointly with Burberry and other licensees, including, without limitation, trade shows, fashion shows and special events in which Burberry chooses to participate and such expenditure shall be included in the expenditure referred to in clause 15.1.

15.6 Subject to clause 15.7, the Licensee shall, if so requested by Burberry, include in any Advertisement or Promotion at no cost to Burberry other products bearing Burberry Intellectual Property produced by or on behalf of Burberry provided that Burberry reasonably considers such products to be complementary to the Licensed Products.

15.7 For the avoidance of doubt Burberry shall be entitled to make it a condition of any Approval given in respect of this clause 15 that the Licensee uses photographs, models, photographers, campaigns and other images and materials provided by Burberry.

15.8 The Licensee shall supply to Burberry free of charge such number of Licensed Products as reasonably required by Burberry from time to time for Promotional or Advertising purposes including, without limitation, for distribution at public, charity and media events.

15.9     GWPS AND TESTERS

15.9.1   GWPS

         (A) Subject to clauses 15.9.1(C) and 15.9.1(D) below, GWPs shall only be disposed of by the Licensee to Retailers, by Distributors to Retailers and by Retailers to consumers as a free promotional item with the sale of Licensed Products which are Products.

         (B) If Burberry reasonably believes that any Retailer has sold or is likely to sell GWPs for money or money's worth, Burberry shall be entitled to withdraw immediately its Approval of such Retailer.

         (C) If GWPs are sold for money or money's worth by the Licensee to Retailers or by Distributors or Retailers to other Distributors or Retailers, as the case may be, a Licence Fee shall be payable on such GWPs, which shall be calculated by multiplying a notional price for such GWPs (reasonably determined by Burberry) by [-----](20).

         (D) The Licensee may only sell GWPs to Distributors without paying a royalty, if such GWPs are sold, for money or moneys worth, for an amount no greater than the manufacturing cost price of such GWPs plus [-----](21) ("GWP Distributor Cost"). In the

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(20)     CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH
         A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:20.

(21) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:21.

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                  event that GWPs are sold by the Licensee to Distributors,  for money or moneys worth, for an amount greater than the GWP Distributor Cost ("Actual Sale Price"), the Licensee will pay Burberry [------](22) of the difference between the Actual Sale Price and the GWP Distribution Cost as a royalty ("GWP Royalty"), so that where:

                  A = GWP Distributor Cost

                  B = Actual Sale Cost

                  R = GWP Royalty

                  R = [-----](23) x (B - A).

                  The GWP Royalty will be paid every six months, with the first GWP Royalty payment being due on the 31 December 2004 and then every 30 June and 31 December thereafter and shall be payable within 30 days of such date. The provisions of clauses 10.10, 10.11, 10.12 and 10.13 shall apply, and the provisions of clause 11 shall apply mutatis mutandis, to such GWP Royalty.

         (E) For the purposes of clause 15.9.1, GWPs shall be deemed to be Advertising and Promotional Expenditure and have a value of no more than the manufacturing cost price of such GWPs and Testers plus [-----](24).

15.9.2   TESTERS

         (A) Subject to clauses 15.9.2(C) and 15.9.2(D) below, Testers shall only be disposed of by the Licensee to Retailers, by Distributors to Retailers and by Retailers to consumers as a free promotional item with the sale of Licensed Products which are Products.

         (B) If Burberry reasonably believes that any Retailer has sold or is likely to sell Testers for money or money's worth, Burberry shall be entitled to withdraw immediately its Approval of such Retailer.

         (C) If Testers are sold for money or money's worth by the Licensee to Retailers or by Distributors or Retailers to other Distributors or Retailers, as the case may be, a Licence Fee shall be payable on such Testers, which shall be calculated by multiplying a notional price for such Testers (reasonably determined by Burberry) by [----](25).

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(22)     CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH
         A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:22.

(23) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:23.

(24) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:24.

(25) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:25.

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         (D)      If Testers are sold by the Licensee for money or money's worth to Distributors a royalty shall be payable on such sales of Testers, which shall be calculated by multiplying the actual
                  total   price   (being  the  actual   price   payable  by  the
                  Distributors in respect of such sales) of such Testers by [-----](26) (the "Tester Royalty"). The Tester Royalty will be paid every six months, with the first Tester Royalty payment being due on the 31 December 2004 and then every 30 June and 31 December thereafter and shall be payable within 30 days of such date. The provisions of clauses 10.10, 10.11, 10.12 and
                  10.13 shall apply, and the provisions of clause 11 shall apply mutatis mutandis, to such Tester Royalty.

         (E) For the purposes of clause 15.9.2, Testers shall be deemed to be Advertising and Promotional Expenditure and have a value of no more than the manufacturing cost price of such Testers plus [-----](27).

16.      WARRANTIES AND COMPLIANCE

16.1 The Licensee warrants and represents that the information it has provided concerning the management of, the control of and the legal and beneficial ownership of the issued share capital of the Licensee as at the Effective Date and all family interests and influence in respect of such management, control and/or ownership was when given and is now accurate and complete in all material respects and there are no omissions from such information which render such information misleading in any material respect.

16.2 The rights granted under this Agreement are granted to the Licensee only and no member of the Licensee's Group shall be entitled to exercise the rights granted to the Licensee except Subsidiaries who are Distributors to the extent necessary to perform their role as distributor. In addition without prejudice to the foregoing the Licensee shall procure that no company within the Licensee's Group does anything which if done by the Licensee would be contrary to the Licensee's obligations in this Agreement.

16.3 Without prejudice to the Licensee's obligations and Burberry's right and remedies under this Agreement, Burberry may request the Licensee at any time:

         (A) to confirm in writing signed by the Chairman, President, Chief Executive Officer or Chief Financial Officer of the Licensee that it is not in breach of any of the terms and conditions of this Agreement; and

         (B) to undertake in writing signed by the Chairman, President, Chief Executive Officer or Chief Financial Officer of the Licensee to continue to comply with all the terms and conditions of this Agreement, and any such confirmation and undertaking shall be provided by the Licensee within 30 (thirty) days of such request.

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(26)     CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH
         A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:26.

(27) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:27.

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

17.      INTELLECTUAL PROPERTY

17.1 All Intellectual Property Rights subsisting in any Licensed Products, Formulae and/or all Advertising and Promotional Materials (except that where such materials are created by third parties clause 17.18 shall apply) created and/or used in respect of the Licensed Products including (but not limited to):

         (A)      copyright and design right or similar rights in:

                  (i) the Licensed Products (including without limitation all external and internal features thereof); and

                  (ii) all drawings, sketches, plans, designs, artwork, illustrations, models, instructions, Formulae, computer programs, processes, tooling and moulds created for the purpose of designing and/or producing the Licensed Products; and

                  (iii) all corresponding photographs, drawings, designs, artwork and text in Advertising and Promotional Materials; and

         (B) all patent applications and patents in respect of the Licensed Products;

         shall vest in Burberry, and to the extent that any of the same vest in the Licensee inadvertently or otherwise the Licensee holds the same in trust for Burberry and shall immediately assign the legal title (and where possible assigns hereby by way of a present assignment of future rights) in the same with full title guarantee to Burberry and all goodwill howsoever arising in respect of the foregoing shall accrue to Burberry. For the avoidance of doubt, any know-how relating to the Formulae created by the Licensee under this Agreement shall be immediately disclosed to Burberry and all rights of confidence in such know-how shall vest in Burberry. The Licensee shall not (and shall procure that its employees and Approved Contractors shall not) use such know-how other than for the purposes of this Agreement and shall adopt the same obligations of confidentiality in relation to that know-how as exist under clause 26.1 in relation to any other know-how or trade secrets of Burberry.

17.2 All Intellectual Property Rights in and to all names brands trade names and trade marks (both registered and unregistered) applied to or used in connection with any or all of the Licensed Products (including any Varied Trade Names and New Trade Names) shall vest in and remain with Burberry and where the same vest in the Licensee the Licensee shall assign the same with full title guarantee to Burberry subject to:

         (A) the same being licensed to the Licensee in accordance with clause 2;

         (B) Burberry agreeing, where the Intellectual Property Rights are registrable, to register the same at the applicable registries in the Territory at the expense of the Licensee; and

         (C) the Licensee's licence in respect thereof being noted (where possible) on the relevant register,

         and all goodwill howsoever arising in respect of the foregoing shall accrue to Burberry.

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

17.3     The Licensee shall and shall procure that:

         (A)      its employees, officers and/or agents;

         (B) its Approved Contractors and their employees, officers and/or agents;

         (C) its advertising agents and their employees, officers and/or agents; and

         (D)      other  third  parties  who may from time to time carry out any
                  creative,   literary  or  artistic  work  in  connection  with
                  advertising and/or marketing of the Licensed Products,

         shall (and in the case of any of the third parties listed in (A) to (D) above the Licensee shall use its best endeavours to procure that it is a term of the Licensee's contract with such third parties that such third parties shall) at the Licensee's expense promptly do all such acts and execute all such documents (including without limitation using its best endeavours to procure the execution of the assignment in the form annexed hereto at appendix B as amended from time to time by Burberry) as Burberry may from time to time require to vest or transfer title to all such Intellectual Property Rights as are stated to vest in Burberry in clauses 17.1 and 17.2 in or to Burberry and to perfect or confirm such title and (in respect of any works in which copyright or analogous rights subsist) shall waive and use its best endeavours to obtain waivers of all and any "moral rights" in respect of the same. In respect of any of the third parties listed in (A) to (D) above the Licensee shall use its best endeavours to procure at Burberry's request that such persons, including without limitation employees, officers and/or agents execute confidentiality undertakings directly in favour of Burberry.

17.4     Subject to clause 17.13, the Licensee shall:

         (A) at Burberry's expense (unless clauses 17.2 or 17.13 apply) co-operate fully with Burberry in connection with the filing registration and prosecution of any names, brands, trade names, trade marks, designs and patents applied to or used in connection with any or all of the Licensed Products; and

         (B) supply to Burberry such samples containers labels documents and things as may from time to time be required by Burberry for such purpose.

17.5 The Licensee shall not at any time during the continuation of this Agreement seek to register in any jurisdiction any Burberry Intellectual Property or any name or mark or design or any other matter whatsoever which is phonetically and/or confusingly similar to any Burberry Intellectual Property. The Licensee acknowledges the sole and exclusive rights and title of Burberry in and to the Burberry
         Intellectual Property and that all goodwill howsoever arising in respect of the Burberry Intellectual Property accrues to Burberry.

17.6 The Licensee shall promptly notify Burberry of any infringement or suspected infringement by a third party of any of Burberry's rights in any Burberry Intellectual Property which may come to the Licensee's attention.

17.7 The Licensee shall at the expense of Burberry give Burberry all such information and assistance (other than financial assistance) as Burberry may reasonably require to enable such proceedings or other action to be taken in relation to any infringement or suspected infringement of any Burberry Intellectual Property as Burberry may in its sole discretion deem necessary or desirable, and the Licensee shall not do or omit to do anything which may prejudice Burberry's conduct of such proceedings or other action.

17.8 Except as provided in clause 17.9 the Licensee shall not itself institute proceedings or take any other action against any infringer or suspected infringer of the rights of Burberry in Burberry Intellectual Property without Approval.

17.9 Burberry gives no warranty or undertaking that it will take any action or commence any proceedings in any particular case of infringement or alleged infringement of the rights of Burberry in Burberry Intellectual Property PROVIDED THAT if Burberry does not take action to prevent such infringement or alleged infringement in any case involving the sale of high quality Products which are likely to be perceived (by a substantial proportion of relevant consumers in any jurisdiction) to be products manufactured by Burberry (or by a third party under licence from Burberry), to the extent that this failure to take action has a quantifiable and demonstrable impact on the Licensee's sale of Licensed Products in the relevant market in any Licensed Year, the Minimum Net Wholesale Sales will be reduced appropriately. In considering what might be an appropriate reduction to Minimum Net Wholesale Sales, the parties shall have regard to the fact that the level of Minimum Net Wholesale Sales is substantially below the parties' expectations of Actual Net Wholesale Sales as at the date of this Agreement. Where Burberry does take any such action or commence any such proceedings any sums recovered by Burberry therefrom shall be retained by Burberry. In the event that Burberry does not take any action within three months after having received notice of all the circumstances relevant to such infringement or alleged infringement then the Licensee may give notice to Burberry stating that Burberry has not taken any action and that the Licensee wishes to take action. Within twenty one (21) days of receipt of such notice Burberry may in its sole discretion either take such action in which event the Licensee shall reimburse Burberry with all costs, expenses and damages suffered and/or incurred by Burberry or notify the Licensee that it may take action in which event the Licensee may (so far as permitted by relevant law) take such action or bring such proceedings at its own expense and insofar as it recovers any damages from any such action or proceedings shall be entitled to retain those damages. In the event that the Licensee does take such action or bring such proceedings, the Licensee shall at all times promptly supply to Burberry all such information in relation thereto as is likely to be of interest to Burberry, and any other information in relation thereto as Burberry requests, and shall follow all reasonable directions given by Burberry in relation thereto. For the avoidance of doubt, in the event that the Licensee does take action or bring proceedings pursuant to this clause, the Minimum Net Wholesale Sales shall not be reduced.

17.10 Burberry warrants (except in respect of Varied Trade Names and New Trade Names) that it is and will continue to be during the Term the registered rightholder of the Licensed Trade Marks in the Territory (where the Licensed Trade Marks have been registered in the Territory) and that the use of the Licensed Trade Marks (except in respect of Varied Trade Names and New Trade Names) in accordance with this Agreement will not infringe the intellectual property rights of any third parties but Burberry gives no warranty that any registrations are valid or enforceable or that any of the applications will result in registration. Notwithstanding anything to the contrary contained in this Agreement, nothing contained herein shall prohibit the Licensee from prosecuting any claim for damages, including but not limited to any and all trade mark agents', solicitors', attorneys' and other professional fees, against Burberry or the Burberry Group in the event the Burberry Intellectual Property (except in respect of Varied

         Trade Names and New Trade Names) used by the Licensee or any Distributor in accordance with this Agreement infringes upon the intellectual property rights of any third parties.

17.11 The Licensee shall at Burberry's request and expense execute, register or assist in the registration of all registered user and such other agreements or documents necessary to protect Burberry's interests in and to enable the Licensee to use any or all of the Licensed Trade Marks in respect of the Licensed Products in any part of the Territory in accordance with the terms of this Agreement.

17.12 The Licensee shall not be entitled without Approval to (i) alter or use any variation or modification of or any addition to any trade marks or trade names forming part of the Burberry Intellectual Property including without limitation the Licensed Trade Marks (including, without limitation, by the Licensee adding a reference to its own trade mark or name to a Licensed Trade Mark) (such varied or modified or added to trade marks which are Approved being the "Varied Trade Names") or (ii) use any new trade mark or trade name in connection with the Licensed Products (such new trade mark or trade name which are Approved being the "New Trade Names").

17.13    Where:

         (A) the Licensee has created and intends to use a Varied Trade Name or a New Trade Name in connection with the manufacture of the Licensed Products and/or the sale of the Licensed Products; and

         (B)      such use has been Approved,

         Burberry shall at the Licensee's cost and expense use all reasonable endeavours to obtain registration in Burberry's name of the Varied Trade Name and/or New Trade Name in the classes reasonably specified by the Licensee in the Territory where such registration is in Burberry's sole opinion necessary in the Territory. Without limiting the above the Licensee shall be responsible and shall indemnify Burberry in full against all costs and expenses in connection with the Varied Trade Name and/or the New Trade Name including, but not limited to, the following:
         (i) search fees undertaken to check the availability for use and registration of the Varied Trade Name and/or New Trade Name; (ii) application fees; (iii) costs of overcoming any opposition during the course of registration; (iv) any premium required to be paid to a third party to obtain exclusive or concurrent use of the Varied Trade Name and/or New Trade Name; (v) registration fees; (vi) the cost of renewals; and (vii) any trade mark agents', solicitors', attorneys' and other professional fees. If and when the Varied Trade Name and/or New Trade Name is registered, Burberry and the Licensee shall file an application to record the Licensee as a registered user or licensee of the Varied Trade Name and/or New Trade Name (in accordance with the Licence Rights) where so provided by the applicable trade mark legislation and all costs (including, without limitation, legal costs) in connection with any such application shall be borne by the Licensee. If an agreement is entered into with any third party (whether or not a premium is paid) to obtain use of the Varied Trade Name and/or New Trade Name such agreement will be in favour of and for the benefit of Burberry. All goodwill howsoever arising in respect of Varied Trade Names and/or New Trade Names shall accrue to Burberry.

17.14 The Licensee shall not use and shall not permit any third party to use in any form on or in relation to any products a Varied Trade Name and/or New Trade Name other than in connection with the Licensed Products and "any form" shall include without limitation any

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         translation from one language to another or any  representation of text in a graphic form and vice versa.

17.15 For the avoidance of doubt all rights in the Burberry Intellectual Property are reserved by Burberry for its own use and benefit or for the use of such third parties as Burberry may from time to time in its absolute discretion decide without violating any of the provisions of this Agreement.

17.16 If the Licensee becomes aware of any third party claim that the Licensee's, any Approved Contractor's or any Distributor's use of any of the Burberry Intellectual Property infringes the Intellectual Property Rights or any other rights of such third party the Licensee will:

         (A) promptly notify Burberry in writing of such claim and will provide all relevant available details;

         (B) not make any admission or settlement in respect of any such claim without Approval;

         (C) if required by Burberry in writing, cease any use of such of the Burberry Intellectual Property as is the subject of such claim for such periods as Burberry may from time to time direct; and

         (D) at the expense of Burberry, give Burberry all such information and assistance as Burberry may require to enable Burberry to defend such proceedings or take other action in relation to such claim or claims as Burberry may decide.

17.17 Burberry shall have conduct of all proceedings brought by third parties relating to the Burberry Intellectual Property and it shall in its sole discretion decide what action, if any, to take in respect of any claim brought or threatened in respect of the use or registration of any Burberry Intellectual Property, subject, however, to the provisions of clause 17.10.

17.18 The Licensee shall use all its best endeavours to procure that all third parties who may from time to time carry out any creative, literary or artistic work in connection with the creation of any and all Promotional Materials or Advertising created and/or used in relation to the Licensed Products shall assign any and all Intellectual Property Rights subsisting in such work to the Licensee including (but not limited to) copyright and design right or similar rights and the Licensee shall forthwith assign (and where possible assigns hereby by way of a present assignment of future rights) the same with full title guarantee to Burberry, in the form set out at appendix B.

17.19 Notwithstanding any provisions to the contrary in this clause 17, to the extent that the activities of the Licensee under this Agreement result in the creation of any inventions, improvements or discoveries ("Improvements") relating to the development, production or manufacture of the Licensed Products, and such Improvements can be used other than in relation to the Licensed Products (and without infringing any Intellectual Property Rights in the Licensed Products), those Improvements will be owned by the Licensee. Burberry shall be entitled to a non-exclusive worldwide royalty-free irrevocable licence without limit of time (and with a right to assign such licence and to grant sub-licences thereunder) to use any such Improvements.

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

18.      CHANGE IN CONTROL/MANAGEMENT AND COMPETITORS

18.1 In the event of a Change of Control of either the Licensee or the Guarantor, Burberry shall be entitled to terminate this Agreement forthwith by notice in writing (a "Termination Notice") served in accordance with clause 20.

18.2 The Guarantor and the Licensee jointly and severally undertake to provide to Burberry with written notification within ten (10) days of becoming aware of any event which is more likely than not to lead to a Change of Control of either the Guarantor or the Licensee.

18.3 The Licensee shall give Burberry written notice within ten (10) days of becoming aware of any change in the Management Control of any Approved Contractor and/or any Distributor.

18.4     In the event of any proposal for a Competitor to:

         (A) enter into any agreement with the Licensee or Guarantor (or any Affiliate thereof) to manufacture, sell, market or distribute (or enter into any agreement for the manufacture, sale, marketing or distribution of) any Product bearing or sold in connection with any Competing Brand or to which any Competing Brand is or is to be applied; or

         (B) acquire any position in respect of the management of the Licensee (or any Affiliate thereof) whether by a representative of a Competitor being appointed as a director or other officer of the Licensee or Guarantor (or any Affiliate thereof) or otherwise, prior to any such proposal being implemented and in any event at least thirty (30) days before any such proposal is implemented, the Licensee or Guarantor as appropriate shall notify Burberry in writing of such a proposal giving Burberry details of the name of the Competing Brand and/or Competitor and, in the case of (A) above, the duration and geographic scope of the agreement in question and in the case of (B) above, the title of the position acquired by the Competitor and any other information as Burberry may require in relation to such a proposal.

18.5 The implementation of any proposal described in clauses 18.4(A) or 18.4(B) shall be subject to Approval and if Approval is not given and such a proposal is implemented this shall be a material breach of the Agreement by the Licensee or Guarantor respectively, except that the appointment of Patrick Choel, as a member of the board of the Licensee, shall be deemed to be Approved for the first Licensed Year as of the Effective Date and thereafter such appointment shall be Approved annually for each Licensed Year of this Agreement on or prior to the commencement of such Licensed Year. Such Approval for the first Licensed Year is solely on the basis that he is a consultant of LVMH (as such term is defined in schedule 3) and such appointment shall not constitute a breach of clause 3.1 of the LVMH Agreement, for the purposes of which he shall, for the duration of such Approval only, be deemed to be an LVMH Representative.

19.      APPROVED CONTRACTORS

19.1     Subject to obtaining Approval and the provisions of this clause 19, the
         Licensee  may  use  the  services  of  Approved   Contractors   in  the
         manufacture of Burberry Items,

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         PROVIDED ALWAYS THAT

         (A) approval of any Approved Contractors shall in no way diminish the Licensee's obligations to Burberry under this Agreement; and

         (B) Approved Contractors do not sub-contract the manufacture of any Burberry Items except to Approved Contractors who have been Approved to manufacture those specific Burberry Items and notice of such sub-contracting is provided to Burberry.

19.2 In the event that the Licensee wishes to use any party as a contractor as described in clause 19.1, the Licensee shall prior to placing any order with such party:

         (A) supply Burberry with the name and address of the proposed contractor and such information as Burberry may reasonably require as to the financial stability, ownership, management and general stability of the proposed contractor;

         (B) supply Burberry with the address of such premises at which it is proposed that the proposed contractor shall be manufacturing Burberry Items, and the type of Burberry Items which it is proposed shall be manufactured at such premises, and such further information as Burberry may reasonably require in relation to such premises and such Burberry items;

         (C) if requested by Burberry, provide evidence satisfactory to Burberry that the use of such contractor by the Licensee will not affect the Licensee's ability to comply with the Laws and codes of practice referred to in clauses 9.28 to 9.30;

         (D)      seek  in  writing  and  obtain   Approval   for  the  proposed
                  contractor as an Approved Contractor; and

         (E) obtain and deliver to Burberry a signed Undertaking and a signed Questionnaire from the proposed contractor to Burberry in the then current form used by Burberry, and Burberry shall within 15 Working Days of receiving the Licensee's written request seeking Approval for a proposed Approved Contractor together with all information in relation thereto requested by Burberry either give Approval or refuse Approval in writing.

19.3 The Licensee shall promptly notify Burberry in writing when it ceases to use the services of any Approved Contractor and the reasons for such cessation.

19.4     The Licensee shall:

         (A) exercise proper supervision over the operations of each Approved Contractor including (but not limited to) quality control and strict control of all labels and similar materials so that at all times all Burberry Items manufactured by that Approved Contractor are of the quality required under this Agreement;

         (B) procure that no Approved Contractor at any time supplies any Burberry Items to any party other than the Licensee, Burberry or a member of the Burberry Group except as Approved;

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

         (C) use its best endeavours to supply to Burberry as soon as possible any such information in relation to any Approved Contractor as may from time to time be reasonably requested by Burberry;

         (D) promptly if so requested by Burberry and provided that Burberry can demonstrate a bona fide reason for such a request, procure that any Approved Contractor sign such amended form of Undertaking or complete such amended form of Questionnaire as Burberry shall specify and if the relevant Approved Contractor does not do so Burberry will be deemed to have withdrawn Approval under 19.6;

         (E)      use  its  best   endeavours  to  procure  that  each  Approved
                  Contractor at all times observes and complies with either:

                  (i)      the terms of such form of  Undertaking  in Burberry's
                           favour   as  has  been   signed   by  that   Approved
                           Contractor; or

                  (ii) at any time as any Approved Contractor has not signed an Undertaking in Burberry's favour, the terms of the form of undertaking which appears at appendix C or such replacement therefor as Burberry shall have notified the Licensee; and

         (F) assist Burberry or its authorised representatives so that they can enter and inspect all premises where Licensed Products have been, are being or are intended to be manufactured and/or stored whether owned or controlled by the Licensee, any Approved Contractor or otherwise.

19.5 For the avoidance of doubt the Licensee shall not have manufactured any Burberry Items or permit to be manufactured any Burberry Items by any third party (including, without limitation, any Affiliate of the Licensee) other than an Approved Contractor and then only in accordance with the terms of the relevant Approval and in respect of the Burberry Items for which the relevant Approved Contractor has been Approved.

19.6 Without prejudice or limitation to any other right or remedy which Burberry may have:

         (A)      in the event of any breach of either of clauses  18.4 or 18.5;
                  or

         (B)      if Burberry  determines  that the Approved  Contractor  is not
                  meeting  Burberry's   standards  with  regard  to  quality  or
                  delivery; or

         (C) if the Approved Contractor has in any way infringed Burberry's Intellectual Property Rights,

         Burberry shall be entitled by notice to the Licensee to withdraw forthwith its Approval of all or any Approved Contractor(s) whereupon the Licensee shall:

                  (i)      place no further orders with that contractor;

                  (ii)     use  its  best   endeavours   to  procure  that  such
                           contractor   ceases   forthwith  the  manufacture  of
                           Burberry Items;

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                  (iii)    use  its  best   endeavours   to  recover  all  items
                           incorporating any Burberry Intellectual Property from that contractor; and

                  (iv) certify to Burberry in writing signed by its Chairman, President, Chief Executive Officer or Chief Financial Officer that the requirements of sub-clauses (A), (B) and (C) above have been complied with in full.

19.7     For the  purposes of clauses  19.4(A),  19.4(B),  19.4(C) and  19.4(E),
         Approved Contractor shall include any contractors of the Licensee or sub-contractors of any Approved Contractor which would have qualified as an Approved Contractor if Burberry had Approved them.

20.      TERMINATION

20.1 In this clause 20.1, a "material breach" may either be a single event, or a series of events which are together a material breach. In the event that any of the following events occurs:

         (A) the Licensee fails to pay any sum due to Burberry under this Agreement on the due date for such payment and fails to remedy such breach within 5 days of a notice from Burberry to do so; or

         (B) the Licensee commits any material breach of this Agreement which is not capable of remedy; or

         (C) the Licensee commits any material breach of this Agreement (other than non-payment) which is capable of remedy and fails to remedy such breach within 30 days of a notice from Burberry to do so; or

         (D) the Licensee commits a breach of this Agreement (other than non-payment) which is capable of remedy (for the avoidance of doubt, failure to perform an obligation which is not capable of being performed shall not constitute a breach which is capable of remedy) and fails to remedy such breach within thirty (30) days of a notice from Burberry to do so; or

         (E)      the Licensee or Guarantor:

                  (i) is unable to pay its debts or appears to be unable to pay or to have no reasonable prospect of being able to pay his debts, or is insolvent within the meaning of any applicable law; or

                  (ii) is required to repay any borrowed money (where the borrowed money is in excess of one million (1,000,000) euros) prematurely by reason of any default where the default is not irrevocably waived by the relevant lender in accordance with the relevant facility document; or

                  (iii)    is adjudged by any court insolvent or bankrupt; or

                  (iv) has a petition presented for its winding up or issues a notice convening a meeting of shareholders to consider a resolution for winding up (except for any solvent corporate re-organisation which does not result in a Change of Control and which does not adversely affect the financial standing of the Licensee or

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

                           Guarantor; for example but not by way of limitation, re-incorporation in another state or jurisdiction to take advantage of favourable tax treatment) or has a petition presented for its administration or an application for an administration order is made, or has a similar procedure commenced by or against it under any applicable law; or

                  (v) enters into a compromise or arrangement with its creditors or has commenced any similar procedure under any applicable law; or

                  (vi) suffers an encumbrancer taking possession of or suffers the appointment of a receiver or administrative receiver or administrator or any similar person under any applicable law or suffers any sequestration order being made in respect of the whole or substantial part of its assets, or

         (F) any of the events described in clause 18.1 in relation to the Licensee or a member of the Licensee's Group or in relation to the Guarantor or any of the events described in clause 18.4(A) or 18.4(B) in relation to the Licensee or a member of the Licensee's Group; or

         (G) the Licensee or any member of the Licensee's Group directly or indirectly opposes (or assists any third party to oppose) the registration or renewal of any trade mark, design and/or patent or any trade mark, design and/or patent application or renewal within the Burberry Intellectual Property; or

         (H) the Licensee or any member of the Licensee's Group disputes or directly or indirectly assists any third party to dispute the validity of any trade mark, design and/or patent within the Burberry Intellectual Property; or

         (I) the Licensee or any member of the Licensee's Group has committed a material breach (and such breach has not been remedied or is not capable of being remedied) of any other agreement with Burberry or any other member of Burberry Group; or

         (J) any promissory note issued by the Licensee or a member of the Licensee's Group in excess of one hundred thousand (100,000) euros fails to be honoured by the relevant bank except in the event of a mistake which is subsequently cured;

         then Burberry may, in respect of any part of or all of the Exclusivity, the Licence Rights and this Agreement (each a "Right") and without prejudice to any other rights and remedies it may have, by notice to the Licensee:

         (i)      forthwith  terminate a Right or Rights in its sole discretion;
                  or

         (ii) give notice to the Licensee that Burberry is considering terminating a Right or Rights (the "Interim Termination Notice") and at any time during the nine months following such notice, give the Licensee not less than three months notice of the day when the Right or Rights shall terminate.

20.2     The Licensee or, as the case may be, the Guarantor:

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

         (A) shall promptly give Burberry written notice of the occurrence of any of the events specified in clause 20.1(E); and

         (B) acknowledges and hereby agrees that (without prejudice to any rights and remedies Burberry may have) upon the occurrence of any of the events specified in clause 20.1(E) the Exclusivity shall automatically terminate and clause 2.5 shall be of no further force or effect.

20.3     For the purposes of clause 20.1(C):

         (A)      any  breach  by  the   Licensee  of  any  of  clause  2.7  (no
                  sub-licensing), clause 5.5 (sale or supply of Licenced Products), clause 8 (business plan), clause 9.1 (manufacture), clause 9.2 (unauthorised manufacture), clauses 9.14 and 9.19 (improper use of Burberry Intellectual Property), clause 9.33 (insurance), clauses 9.34 and 9.17 (improper conduct), clause
                  10.7 (underpayment of Licence Fees), clause 15 (Advertising and Marketing), clause 16 (Warranties), clause 19.2 (Approved Contractors) or clause 34 (no assignment); or

         (B) any underpayment of Licence Fees by 5% (five per cent) or more for any Month or other relevant period which is not subsequently reconciled in accordance with clause 10.4 and 10.5,

         shall be deemed a material breach without prejudice to any other breach being a material breach for the purposes of such clause.

20.4 For the purposes of clauses 20.1(B), 20.1(C) and 20.1(D) reference to material breach and breach of this Agreement by the Licensee shall also include material breach or breach of the LVMH Agreement by the Licensee.

20.5 Burberry may terminate this Agreement in accordance with the terms of clauses 10.8, 10.9 and 13.1(D).

20.6 Burberry may terminate this Agreement at its option, either on 31 December 2009 (the "First Exit Right") or 31 December 2011 (the "Second Exit Right").

         By 1 January 2009, in the case of the First Exit Right, and by 1 January 2011, in respect of the Second Exit Right, Burberry shall notify the Licensee of its intention to exercise its rights pursuant to this clause 20.6.

         Burberry and the Licensee shall appoint an expert in accordance with the procedure described in this clause 20.6 to determine the market value of the Licence Rights for the period of the Agreement that would remain if the Agreement is not terminated pursuant to this clause 20.6 (the "Exit Payment").

         Burberry and the Licensee shall within fourteen (14) days of Burberry's notice being given pursuant to this clause 20.6 without reference or knowledge of the other party's selection, prepare a list of three investment banks that they would wish to determine the amount of the Exit Payment. Burberry and the Licensee will then through their respective external legal advisers simultaneously exchange lists. If such choices yield one investment bank that has been chosen by both Burberry and the Licensee then that investment bank will be appointed

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

         as the expert to determine the Exit Payment (the "Expert"). If such choices do not yield a choice common to both Burberry and the Licensee, then Burberry and the Licensee shall continue to select further investment banks and submit lists of their choices to their external legal advisers until a common choice is found. Both Burberry and the Licensee may make a submission to the investment bank chosen (the Expert) in respect of the market value of the Licence Rights.

         The Expert will prepare a report which determines the Exit Payment by reference to the market value of the Licence Rights for the unexpired term of this Agreement within 45 days of its appointment, such report to be provided by the Expert to Burberry and the Licensee by no later than 30 June 2009, in the case of the First Exit Right, or 30 June 2011, in the case of the Second Exit Right. The Expert will in reaching its determination of the Exit Payment be entitled to call for such evidence as it requires from the Licensee and Burberry including, without limitation, all books of account and business records which the Licensee has kept in respect of any products which incorporated any Burberry Intellectual Property which were manufactured by or on behalf of the Licensee under this Agreement.

         Further to receipt of the Expert's report and if Burberry decides to exercise its right to terminate under this clause 20.6, Burberry shall notify the Licensee of its intention to exercise its right by 31 July 2009 (in the case of the First Exit Right) and 31 July 2011 (in the case of the Second Exit Right) and it shall pay the Exit Payment to the Licensee on 31 December 2009 (in the case of the First Exist Right) OR 31 December 2011 (in the case of the Second Exit Right). The Expert's determination of the Exit Payment shall be final and binding, provided that if Burberry exercises its option to terminate on 31 December 2011 in accordance with this Agreement, Burberry shall pay, in respect of the Exit Payment, either the market value of the Licence Rights as determined by the Expert or 70% of the Actual Net Wholesale Sales in 2010, whichever is greater.

         For the avoidance of doubt no sum shall be paid under this clause 20.6 if termination results in whole or in part from the exercise by Burberry of its rights under any other provisions of this clause 20 and any valuation of any unexpired term of this Agreement made pursuant to this clause will be relevant only for the purposes of this clause.

21.      CONSEQUENCES OF TERMINATION

21.1     With effect from the termination of this Agreement (howsoever caused):

         (A)      the Licensee  shall at its own cost,  and not more than thirty
                  (30) days after the date of termination (or, to the extent Approved, at the end of any Sell-Off Period) deliver to
                  Burberry:

                  (i) all notepaper, visiting cards, display materials, patterns, catalogues, advertising and marketing materials (including such materials as are in preparation) and any other matter bearing or including any Burberry Intellectual Property including, without limitation, all formulations, drawings, sketches, plans, designs, artwork, illustrations and models used or intended to be used for the purposes of producing the Licensed Products and bearing or incorporating Burberry Intellectual Property;

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                  (ii)     all its rights in tooling and moulds used or intended
                           to be used for the purposes of producing the Licensed
                           Products  and  bearing  or   incorporating   Burberry
                           Intellectual Property; and

                  (iii) any property which belongs to Burberry, which is or are in the Licensee's possession or under its control, and if so requested by Burberry provide a certificate signed by the Chairman, President or the Chief Executive Officer of the Licensee certifying that all such materials have been delivered;

         (B) the Licensee shall promptly and not more than thirty (30) days after the date of termination notify Burberry by means of a written report signed by a duly authorised officer of the Licensee of the amounts of the Licensee's, its Distributors' and its Approved Contractors' then current stocks of Licensed Products and other Burberry Items and in each case the current locations thereof. The Licensee shall also provide such information within thirty (30) days of the date of termination or expiry of any Sell-Off Period;

         (C) the Licensee shall promptly, and not more than thirty (30) days after the date of termination supply to Burberry full details of all unfulfilled orders for Licensed Products from Retailers and/or Distributors accepted by the Licensee prior to the date of termination, including the date of the order, date of acceptance, the identity and contact details of the relevant Retailers and Distributors, the types and quantities of Licensed Products ordered, and any specified delivery date(s) and/or other applicable terms;

         (D) if Burberry so requires at any time within six (6) months after the termination of the Agreement, the Licensee shall promptly deliver to Burberry a list of the names and addresses of:

                  (i) the relevant Retailers and Distributors to whom the Licensee has within the previous six (6) Months sold quantities of Licensed Products exceeding such minima as Burberry may reasonably specify, together with details of the quantities supplied to them; and

                  (ii) the Approved Contractors by which the Licensee has been supplied with Licensed Products or components thereof during the previous twelve (12) Months showing for each Approved Contractor a list of Licensed Products and quantities supplied;

         (E) The Licensee shall procure that Burberry and/or its employees, agents and/or professional advisors are permitted on reasonable notice to enter any premises of the Licensee and are permitted at any time without notice to enter any premises of any Approved Contractor and/or any Affiliate of the Licensee involved in the manufacture, sale or marketing of the Licensed Products to establish the following:

                  (i) the number of Licensed Products and other Burberry Items held in stock including, without limitation, all drawings, sketches, plans, designs, artwork, illustrations, models, tooling and moulds used or intended to be used for the purposes of the Licensed Products incorporating Burberry Intellectual Property;

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                  (ii)     the  total  number  of  units  of  Licensed  Products
                           manufactured by or on behalf of the Licensee in the seven (7) years preceding the date of termination; and

                  (iii) the place of manufacture of the Licensed Products manufactured by or on behalf of the Licensee and details of any Approved Contractor involved in the manufacture thereof.

         (F) Burberry shall have the right (to be exercised by notice in writing to the Licensee at any time after termination of this Agreement) to do all or any of the following:

                  (i) to purchase such proportion of the Licensee's and any Affiliate (including any Affiliate which is a Distributor) of the Licensee's stock of finished Licensed Products (excluding GWPs and Testers) as
                           Burberry may see fit at the Licensee's List Price less a discount of 50% (fifty per cent) plus applicable duties and taxes (but without any Licence Fees being due in respect of such purchased stock); and/or

                  (ii) to purchase such proportion of the Licensee's and any Affiliate of the Licensee's stock of Burberry Items (including GWPs and Testers) as Burberry may see fit at the Licensee's cost price of such items; and/or

                  (iii) to require the Licensee (acting as a sub-contractor to Burberry) to make up into Licensed Products any or all of the Licensee's or Approved Contractors' stock of Burberry Items, which Licensed Products Burberry shall purchase from the Licensee on the basis described in clause 21.1(F)(i), except that the price shall exclude any amounts payable by Burberry in respect of such components, packaging and raw materials under clause 21.1(F)(ii);

         (G) the Licensee shall (and shall procure that all companies within the Licensee's Group shall and shall use its best endeavours to procure that all Approved Contractors shall) promptly upon Burberry's request given after the date of termination (or, where there is a Sell-Off Period, after the termination of such Sell-Off Period):

                  (i) remove all Burberry Intellectual Property and all items embodying Burberry Intellectual Property (including but not limited to all labels, packaging and markings featuring any of the Licensed Trade Marks or to which any of the Licensed Trade Marks have been applied) from all its stocks of Licensed Products and Burberry Items; and/or

                  (ii) if and to the extent that it is not practical or commercially worthwhile to remove Burberry Intellectual Property from such stocks, either sell such stocks at a price no greater than cost to any licensee of Burberry who has rights to manufacture and sell Products or destroy such stocks under the supervision of such person as Burberry may direct or, if Burberry so directs, deliver the same to Burberry or such party as Burberry directs for destruction; and/or

                  (iii) without prejudice, obtain and deliver up to Burberry all material prepared or purchased for the Licensee and paid for by the Licensee for use in or in connection with the advertising and/or marketing of the Licensed Products,

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

                  and (in either case) if requested by Burberry provide an affidavit sworn by the Chairman, President, Chief Executive Officer or Chief Financial Officer of the Licensee that the Licensee has complied in all material aspects with this clause 21.1(G);

         (H) the parties shall promptly take whatever steps may be necessary to cancel any registration of this Agreement or any registration of the Licensee as an authorised user or licensee of any Burberry Intellectual Property in any particular jurisdiction; and

         (I) the Licensee shall on the date of termination (or, where there is a Sell-Off Period, with effect from termination of such Sell-Off Period) terminate all its arrangements (whether contractual or otherwise) with the Distributors to the extent they related to the Licensed Products.

21.2 Without prejudice to clause 21.1(F), the Licensee shall ensure (including, without limitation, by means of the imposition of contractual terms on Distributors) that Burberry and the Licensee shall have the right to purchase (i) such proportion of Distributor's stock of finished Licensed Products as Burberry and the Licensee may see fit at the price which the Distributor paid to the Licensee in respect of such Licensed Products and (ii) such proportion of the Distributor's stock of Burberry Items as Burberry and the Licensee may see fit at the price which the Distributor paid for such Burberry Items.

21.3 The termination of this Agreement (for whatever reason) shall be without prejudice to the rights of either party accrued up to the date of termination.

21.4 Subject to clause 20.3, with effect from the date of termination of this Agreement all rights granted to the Licensee under this Agreement shall cease forthwith, and the terms of this Agreement shall forthwith cease to be of effect, except that:

         (A)      clause  22.4  shall  apply for the  duration  of any  Sell-Off
                  Period; and

         (B)      clauses 1, 9.13,  9.14,  9.15,  9.16,  9.17, 9.18, 9.19, 9.20,
                  9.21,  9.34,  17,  20,  21,  22,  23,  25,  26,  35 and 36 and
                  schedules 1 and 2 shall remain in effect together with such provisions which expressly or by necessary implication will survive termination.

21.5 For the purposes of this clause 21, (i) Licensed Products shall include any products which would have qualified as Licensed Products if Burberry had Approved them or if they had complied with the provisions of this Agreement and (ii) Approved Contractors shall include any contractors of the Licensee or sub-contractors of any Approved Contractor which would have qualified as an Approved Contractor if Burberry had Approved them.

22.      SELL-OFF PERIOD

22.1 In the event that this Agreement terminates in circumstances other than those set out in Clause 20.1, the Licensee shall, subject to Burberry's rights under clause 21.1(F) enjoy a period during which the Licensee may, subject to and in accordance with the provisions of this clause 22.1, sell-off the Licensee's stocks of finished Licensed Products existing as at the date of such termination ("Sell-Off Period"). Subject to the provisions of clauses 22.5 and 22.6, the duration of the Sell-Off Period shall be six (6) months from the date of termination, at the end of which period it shall automatically be terminated.

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

22.2 During the Sell-Off Period, the Licensee shall be permitted to accept and fulfil orders for Licensed Products in order only to dispose of the stock of Licensed Products held by it at the date of termination, PROVIDED THAT the Licensee shall:

         (A) not accept any such order from a person who is not a Retailer or Distributor without specific Approval for that order;

         (B) not accept any such order during the Sell-Off Period where delivery thereunder is scheduled to occur after the end of the Sell-Off Period;

         (C) not deliver any Licensed Products after the end of the Sell-Off Period;

         (D)      not   during  the   Sell-Off   Period   manufacture   or  have
                  manufactured on the Licensee's behalf any Licensed Products or other Burberry Items; and

         (E) not during the Sell-Off Period in any way Advertise or Promote the Licensed Products or any association between the Licensee and Burberry.

22.3 Without prejudice to the Licensee's obligations under clause 21.1(B), the Licensee shall forthwith upon Burberry's request or, if so requested by Burberry, at such intervals as Burberry may specify supply to Burberry an up to date report in the form required by clause 21.1(B). For the avoidance of doubt, clause 21.1 shall apply in accordance with and subject to its terms at all times during the Sell-Off Period.

22.4 Notwithstanding the termination of this Agreement, subject to provisions of this clause 22, all of the terms of this Agreement (where still relevant) (including without limitation clauses 10 and 11) shall remain in force during the Sell-Off Period EXCEPT THAT the Exclusivity shall cease to apply with effect from the date of termination.

22.5 If and as soon as the Licensee shall have divested itself of its entire stock of Licensed Products which are subject to Sell-Off Period the Sell-Off Period shall automatically be terminated.

22.6 Burberry may terminate the Sell-Off Period forthwith by notice in writing to the Licensee in the Sell-Off Period if there occurs any of the events described in clause 20.1, if the Licensee fails to provide to Burberry full details of all unfulfilled orders for Licensed Products from Retailers and/or Distributors accepted by the Licensee prior to the date of termination in accordance with clause 21.1(C) or if the Licensee fails to notify Burberry of the amount of the Licensee's, its Distributors' and its Approved Contractors' current stocks of Licensed Products and other Burberry Items and their locations in accordance with clause 21.1(B) or if the Licensee fails to comply with any request made by Burberry under clause 21.1(E).

22.7     Burberry  may  subject  to  Approval   permit  a  Sell-Off   Period  in
         circumstances other than those set out in this clause 22 including without limitation where Burberry terminates this Agreement in part so that the Licence Rights are terminated in respect of one or more Products.

23.      GUARANTEE

23.1     In  consideration  of  Burberry  entering  into  this  Agreement,   the
         Guarantor shall as primary obligations of it:

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

         (A) if and whenever the Licensee shall be in default in any payment obligations when due of any amount payable under this Agreement or the performance of any obligations under this Agreement and within two Working Days after being given notice to that effect by Burberry, pay all amounts then payable by the Licensee or perform the obligations of the Licensee as though the Guarantor instead of the Licensee was expressed to be the principal debtor or obligor; and

         (B) indemnify Burberry against all reasonable costs and expenses (including legal fees) which Burberry may pay or incur in collecting any amount payable by or satisfying the obligations of the Licensee or the Guarantor and referred to in clause 23.1(A).

23.2 Any amount not paid or obligation not performed by the Licensee and not recoverable from or satisfied by the Guarantor on the basis of a guarantee (whether because of any legal limitation, disability or incapacity on the part of the Licensee or any other matter or thing whether known to Burberry or not) shall nevertheless be recoverable from the Guarantor on the basis of an indemnity.

23.3 The Guarantor acknowledges that its liability under this clause 23 shall not be discharged or affected in any way by time being given to the Licensee or by any other indulgence or concession being granted to the Licensee or by any other act, omission, dealing, matter or thing whatsoever (including without limitation any change in the memorandum or articles of association of the Licensee or the Guarantor, any amendment to this Agreement or the liquidation, dissolution, reconstruction or amalgamation of the Licensee or the Guarantor or the illegality or enforceability of this Agreement) which but for this provision might operate to release the Guarantor from its obligations under this clause 23.

23.4 The guarantee contained in this clause 23 is a continuing guarantee and shall remain in full force and effect until all obligations of the Licensee guaranteed under this Agreement have been discharged in full notwithstanding any variation, release or other dealing with the same or any invalidity of the same. It is in addition to and shall not prejudice nor be prejudiced by any other guarantee, indemnity or other security or right against any third party which Burberry may have for the due performance of the obligations concerned.

23.5 Burberry will not be obliged before exercising any of the rights, powers or remedies conferred upon it against the Guarantor under this clause 23 or by law:

         (A) to make demand of the Licensee but Burberry shall by notice in writing to the Licensee inform the Licensee if it exercises its rights against the Guarantor pursuant to this clause 23;

         (B) to enforce or seek to enforce any claim, right or remedy against the Licensee or any other person; or

         (C) to make or file any claim in connection with the insolvency of the Licensee or any other person; or

         (D) to take any action or obtain judgement in any court against the Licensee or any other person.

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

24.      BUSINESS ETHICS AND ENVIRONMENTAL POLICY

24.1 The Licensee recognises the importance of business ethics and therefore agrees to use its best endeavours to comply with, and to use its best endeavours to procure that all Approved Contractors and Distributors comply in all material respects with Burberry's Code of Business Principles attached hereto at appendix E (as such code may be updated by Burberry from time to time, provided that the Licensee receives advance notice from Burberry of such updating) (the "Code of Business Principles"). For the avoidance of doubt, for the purposes of this Agreement references to "the Company" and "we" in the Code of Business Principles shall be construed as meaning the Licensee, the Approved Contractors or the Distributors (as appropriate). Notwithstanding the foregoing, failure of the Licensee to comply with the Code of Business Principles shall not be deemed to be a breach of this Agreement, except when the breach of the Code of Business Principles is also a breach of this Agreement.

24.2 The Licensee hereby agrees to use its best endeavours to comply with, and use its best endeavours to procure that all Approved Contractors and Distributors comply in all material respects with the Environmental & Social Policy.

24.3 A director or equivalent representative of the Licensee shall, upon the request of Burberry, sign a certificate attesting to the Licensee's compliance with the Code of Business Principles and the Environmental & Social Policy and the Licensee shall procure that, upon the request of Burberry, the Approved Contractors and Distributors shall each sign a certificate attesting to their respective compliance with the Code of Business Principles and the Environmental & Social Policy.

24.4 The Licensee shall both throughout the duration of this Agreement and for at least three (3) years after termination thereof (or, in the event that there is a Sell-Off Period, the termination of such Sell-Off Period):

         (A) procure that Burberry and/or its employees, agents or professional advisers are permitted at any time to inspect and make and retain copies of all books of account and business records as are kept by the Licensee and/or any Approved Contractor which relate to the Burberry Items, together with all employment records and factory documentation and policies, for the purposes of establishing whether the Licensee and its Approved Contractors have complied and continue to comply with the Code of Business Principles, the Environmental & Social Policy and all applicable Laws;

         (B) procure that Burberry and/or such other employees, agents or professional advisers are given such access to the Licensee's and/or any such Approved Contractor's employees, management and auditors as is required in order to interview the same for the purposes of gaining access to, interpreting and/or verifying such books and records and establishing whether the Licensee and its Approved Contractors have complied and continue to comply with the Code of Business Principles, the Environmental & Social Policy and all applicable Laws;

         (C) ensure full co-operation is given by the Licensee, any such Approved Contractor and/or their employees, management and auditors in relation to any such inspection and/or interview; and

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

         (D) ensure that Burberry and/or such employees, agents or professional advisors are given such access to the Licensee's and Approved Contractor's premises at which Licensed Products and/or other Burberry Items are manufactured or stored as Burberry shall reasonably require for the purposes of such investigation.

24.5 In the event that Burberry shares the conclusions of any investigation undertaken pursuant to clause 24.4 with the Licensee, the Licensee shall in addition to any other amounts payable by the Licensee pursuant to this Agreement pay to Burberry on demand all costs and expenses incurred by Burberry in relation to such investigation on a full indemnity basis.

25.      REMEDIES

25.1 Each party's rights and remedies contained in this Agreement are cumulative and not exclusive of any rights or remedies provided by law, equity or otherwise.

25.2 Notwithstanding anything in this clause 25, nothing in this Agreement shall exclude or restrict any party's liability in respect of personal injury to or the death of any person.

25.3 Burberry or any other member of the Burberry Group shall be entitled at any time to deduct from any amount owing from Burberry or such member of the Burberry Group to the Licensee or any member of the Licensee's Group any amount then owing from the Licensee or any member of the Licensee's Group to Burberry or any member of the Burberry Group.

25.4 For the avoidance of doubt and notwithstanding anything to the contrary contained in this Agreement, in the event Burberry terminates this Agreement in accordance with clause 20.5, as a result of the Licensee not making the Minimum Net Wholesale Sales in accordance with clauses
         10.8 or 10.9 then in such event, the Licensee shall not be liable for any damages as the result of such termination but, without prejudice to any rights of Burberry accrued up to the date of such termination.

26.      CONFIDENTIALITY

26.1 Subject to the provisions of clause 26.2 and except for the purposes contemplated by this Agreement, no party to this Agreement shall whether during the continuance of this Agreement or thereafter publish or otherwise disclose to any person other than pursuant to clause 26.3:

         (A) any secret or confidential information relating to the business or affairs of any other party, whether technical or commercial, obtained or received by it as a result of entering into or performing their respective obligations under this Agreement and relating to the negotiations relating to or the provisions or subject matter of this Agreement or any party to it;

         (B) any information (other than information described in clause 26.1(A)) which if disclosed might reasonably be considered likely to affect detrimentally any other party's business, goodwill or other legitimate interests;

         (C) any information relating to the terms and conditions of this Agreement; or

         (D)      any know how or trade secrets of Burberry,

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

         provided that,  notwithstanding  the provisions of sub-clauses  (A) and
         (B) above, any information (including commercial information) insofar as it relates to the Licensed Products shall be the confidential information of Burberry which Burberry shall be entitled to publish or disclose.

         For the avoidance of doubt the obligations of the Licensee under this clause 26.1 relate to the information, know how and trade secrets referred  to in  sub-clauses  (A),  (B),  (C)  and  (D)  above  and the obligations of Burberry under this clause 26.1 relate to the information set out in sub-clauses (A) and (B) above only.

26.2 Each party may disclose confidential information which would otherwise be subject to clause 26.1 if but only to the extent that it can demonstrate that:

         (A) such disclosure is required by law or by any securities exchange or regulatory or governmental body having jurisdiction over it, wherever situated (and including without limitation, the U.S. Securities and Exchange Commission (the "SEC"), The Nasdaq Stock Market, NASD Regulation, The Paris Bourse, Financial Services Authority, the London Stock Exchange, the Panel on Takeovers and Mergers and the Serious Fraud Office), and whether or not the requirement has the force of law. Notwithstanding the foregoing, Burberry has been advised that this Agreement constitutes a "material contract" in respect of the Guarantor and is to be filed by the Guarantor with the SEC and be made available to the public via the Edgar filing system; provided that, commercial or financial information consisting of the amount or percentage of the Licence Fee, Minimum License Fee and Advertising and Promotion are to be redacted from the Agreement, and an application for confidential treatment of such information is to be filed. If a challenge to such application is made, Guarantor shall promptly notify Burberry, which may assist in opposing such challenge. Further, the appendices and schedules to this Agreement are not to be initially filed via the Edgar system (except for the LVMH Agreement), but are to be available to the SEC upon request. Copies of such redacted Agreement shall be sent to Burberry for Burberry's comments as promptly as practicable, but not later than 14 days before submission or filing. The party making any disclosure pursuant to this clause 14 shall notify the party to whom the confidential information relates, prior to so doing;

         (B) such information is already generally available to the public other than through its fault or the fault of any person to whom the confidential information has been disclosed in accordance with clause 26.3; or

         (C) the confidential information was lawfully in its possession prior to its disclosure by the relevant party (as evidenced by written records) and had not been obtained from the relevant party.

26.3 Each party may for the purposes contemplated by this Agreement disclose confidential information to the following persons or any of them on a strict need-to-know basis, but subject to the restrictions contained in schedule 3:

         (A) its professional advisers, auditors, bankers and insurers acting as such; and

         (B)      its directors, officers and senior employees.

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26.4     Subject to the  provisions  of clause 26.2,  no party to the  Agreement
         shall  make  any  announcement   (including,   without  limitation  any
         communication  to the public or to any of its  customers,  suppliers or
         employees)   concerning  the  provisions  or  subject  matter  of  this
         Agreement or containing any information about any other party to this Agreement without the prior written approval of the others (which shall not be unreasonably withheld or delayed). In any event, Burberry, the Licensee and the Guarantor shall not make any statement or announcement to any third party or issue any press release concerning this Agreement, Burberry, the Licensee or the Guarantor, as the case may be, which is detrimental to Burberry, the Licensee or the Guarantor, as the
         case  may  be,  their   respective   businesses   and/or  the  Burberry
         Intellectual Property or the Licensee or the Licensee's Group or any of their respective businesses or assets.

26.5     The Licensee and the Guarantor may not use without Approval:

         (A)      the Licensed Trade Marks;

         (B)      Licensed Products marketed by the Licensee;

         (C)      Formulae; or

         (D)      any images used or to be used in Promotion or Advertising,

         in any document publicly filed or mailed to any shareholder.

26.6 Any information and documents requested by Burberry pursuant to this Agreement or which otherwise relates to Burberry's business shall be considered to be secret or confidential information of Burberry and subject to clause 26.1(A). Such information and documents shall (unless the Licensee or the Guarantor as appropriate notifies Burberry in writing to the contrary at the time of its disclosure to Burberry) be provided by the Licensee or the Guarantor as appropriate without any third party restriction as to confidentiality and the Licensee or the Guarantor as appropriate shall procure that any such information shall not be or be considered to be confidential or secret information of any third party.

26.7 For the avoidance of doubt, any information relating to the business or affairs of any third party licensee of Burberry, including without limitation, details of terms of any agreement between Burberry and a third party licensee which are disclosed to the Licensee or the
         Guarantor by Burberry for any reason whatsoever, is strictly confidential and neither the Licensee nor the Guarantor shall divulge such information to any third party without Approval.

27.      RELATIONSHIP BETWEEN THE PARTIES

27.1 Nothing in this Agreement shall constitute or be deemed to constitute a partnership between the parties nor shall it constitute or be deemed to constitute any party the agent of any other for any purpose.

27.2 The Licensee shall act in good faith and in the best interests of Burberry in all its dealings regarding this Agreement and the Licensed Products. Subject to any express provisions to the contrary in this Agreement no party shall have any authority or power to act, enter into any contract, make any representation, give any warranty, assume any obligation whether

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         express  or  implied  of any kind,  bind any other  party or any of its agents or to incur any liability whatsoever on behalf of any other party.

27.3 Each party represents and warrants to the others that it has the full right, power and authority to enter into this Agreement and to perform all of its obligations under this Agreement.

28.      NOTICES

28.1     Any notice,  Approval or other document or consent required to be given
         under  this  Agreement   shall  be  in  writing  and  shall  be  deemed
         sufficiently given to the party to be served if it is:

         (A)      delivered by hand; or

         (B) sent by courier provided the service used is such that sender receives a receipt indicating successful delivery,

                  to the following addresses:

                  Burberry:     St. Albans House, 10 St. Albans Street, London
                                SW1Y 4SQ, United Kingdom

                  Licensee:     4, rond point des Champs Elysees, 75008 Paris,
                                France

                  Guarantor:    551 Fifth Avenue, New York, NY 10176 USA.

                  or to such other address(es) as may be notified from time to time in accordance with this Agreement.

28.2     Such notices shall:

         (A)      if  sent to  Burberry  be  marked  for  the  attention  of the
                  Authorised   Business   Representative  with  a  copy  to  the
                  Authorised Legal Representative; and

         (B)      if  sent to the  Licensee  or  Guarantor,  be  marked  for the
                  attention  of  Mr.  Philippe   Benacin  and  Mr.  Jean  Madar,
                  respectively,

         and any notice or other document served in accordance with this Agreement shall if delivered by hand be deemed served on delivery if it is delivered not later than 17.00 hours on a Working Day or if it is delivered later than 17.00 hours on a Working Day or at any time on a day which is not a Working Day, 09.00 hours on the next Working Day or within five (5) Working Days of the date of collection from the sending party by the courier or delivery to the courier, if sent by courier.

29.      ENTIRE AGREEMENT

29.1 This Agreement together with any documents referred to in the Agreement supersedes and extinguishes all previous drafts, all previous oral or written agreements (save as expressly provided in this Agreement), arrangements between the parties (if any), undertakings, representations and warranties in relation to its subject matter and embodies the entire

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         understanding  of the  parties  and  constitutes  the  whole  agreement between the parties in relation to its subject matter.

29.2 Each party hereby acknowledges that in entering into this Agreement it has not been induced by or relied upon any representation or warranty not expressly included in this Agreement and having negotiated and freely entered into this Agreement agrees (except as expressly provided in this Agreement) that it shall have no remedies in respect of any representation except in the case of fraud.

29.3 No amendments to or modifications of any of the provisions of this Agreement shall be effective unless they are in writing and signed by a duly authorised representative of each of the parties.

30.      SEVERABILITY

30.1 Each of the provisions contained in this Agreement and in each clause and sub-clause of this Agreement shall be construed as independent of every other such provision, so that if any provision of this Agreement or the application of any provision to any person, firm or company or to any circumstances shall be determined by any competent court or authority to be invalid, illegal, void or unenforceable under the Laws of any jurisdiction then such determination shall not affect the legality, validity and enforceability of any other provision of this
         Agreement in that jurisdiction and the legality, validity and enforceability of the whole of this Agreement in any other jurisdiction shall not be affected.

30.2 If any such provisions shall be found to be invalid or unenforceable but would be valid if some part thereof were deleted or the period or area of application reduced such provisions will apply with such modification or modifications as may be necessary to make them valid and effective.

31.      NO WAIVER

         No forbearance, indulgence or relaxation shown or granted by any party to any other party in enforcing any of the terms and conditions of this Agreement shall in any way affect, diminish, restrict, operate as or be deemed to be a waiver of any breach of any such terms or conditions by such other party unless operated in writing signed by a duly authorised representative of the first party. Any waiver by a party of any breach shall not operate as a waiver by such party of any subsequent breach.

32.      NO BROKERAGE FEE

         No party is or will be obliged or required to pay any brokerage, introduction or finder's fee of any kind to another party or any third party in connection with this Agreement or its execution and each party warrants and undertakes that it has not paid, will not pay and is under no obligation (legal or moral) to pay any such fee.

33.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which when executed shall be an original but all the counterparts together shall constitute one and the same instrument.

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

34.      NO ASSIGNMENT

         This Agreement and the rights granted to the Licensee respectively are personal and non-transferable. Accordingly subject to clause 19 the Licensee shall not mortgage, charge, sub-contract, sub-license or assign or otherwise transfer or deal with this Agreement or any part of this Agreement or any of its rights, benefits or obligations under this Agreement or purport to do any of such acts or things.

35.      GOVERNING LAW AND JURISDICTION

         This Agreement shall be governed by, subject to and construed in accordance with the Laws of England. Except as otherwise provided in this Agreement each of the parties irrevocably submits to the exclusive jurisdiction of the Courts of England (subject as mentioned below) in relation to matters arising under this Agreement, provided that nothing contained in this Agreement shall prevent Burberry from bringing any proceedings against the Licensee and/or the Guarantor or from obtaining any injunctive or other similar relief which may be available to it in the courts of any jurisdiction in which the Licensee and/or the Guarantor has a place of business in any particular case, and the Licensee and/or the Guarantor as appropriate shall submit to the jurisdiction of any such Court.

35.1     PROCESS AGENT

         (A) The Licensee irrevocably appoints Baker & McKenzie of 100 New Bridge Street, London EC4V 6JA as its process agent to receive on its behalf service of process of any proceedings in England. Service upon the process agent shall be good service upon the Licensee whether or not it is forwarded to and received by the Licensee. If, for any reason, the process agent ceases to be able to act as process agent, or no longer has an address in England, the Licensee irrevocably agrees to appoint a substitute process agent with an address in England acceptable to Burberry and to deliver to Burberry a copy of the substitute process agent's acceptance of that appointment within thirty (30) days. In the event that the Licensee fails to appoint a substitute process agent, it shall be effective service for Burberry to serve the process upon the last known address in England of the last known process agent for the Licensee notified to Burberry notwithstanding that such process agent is no longer found at such address or has ceased to act.

         (B) The Guarantor irrevocably appoints Baker & McKenzie of 100 New Bridge Street, London EC4V 6JA as its process agent to receive on its behalf service of process of any proceedings in England. Service upon the process agent shall be good service upon the Guarantor whether or not it is forwarded to and received by the Guarantor. If, for any reason, the process agent ceases to be able to act as process agent, or no longer has an address in England, the Guarantor irrevocably agrees to appoint a substitute process agent with an address in England acceptable to Burberry and to deliver to Burberry a copy of the substitute process agent's acceptance of that appointment within 30 days. In the event that the Guarantor fails to appoint a substitute process agent, it shall be effective service for Burberry to serve the process upon the last known address in England of the last known process agent for the Guarantor notified to Burberry notwithstanding that such process agent is no longer found at such address or has ceased to act.

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

36.      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

36.1 The Licensee and the Guarantor acknowledge that each of Burberry Affiliates shall have the benefit of Burberry's rights under this Agreement and shall have the right to enforce such rights in accordance with the provisions of the Contracts (Rights of Third Parties) Act 1999. Except as stated in this clause 36.1, the parties to this Agreement do not intend that any of its terms will be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person not a party to it.

36.2 The consent of any of Burberry's Affiliates shall not be required for the variation or termination of this Agreement, even if that variation or termination affects the benefit conferred on such Affiliate.

                             APPENDIX A: INFORMATION

I.       ROYALTY REPORTS

         Monthly, Semi-Annually and Annually:
            - sales to Subsidiaries, Distributors and Retailers by jurisdiction Quarterly, Semi-Annually and Annually:
            - sales to Subsidiaries, Distributors and Retailers by jurisdiction by fragrance line
            - expenditures for Advertising and Promotion: this must be broken down for each Advertising and Promotion programme
            -  Licence Fee calculation (including Advertising and Promotion)
            -  inventory by jurisdiction

II.      SALES INFORMATION

         This must include in all instances the number (and price of sale) of sales at List Price, sales after Discount and sales at actual price.

         Quarterly:
            -  sales from Subsidiaries and Distributors to Retailers
            - sales from selected Subsidiaries and Distributors to Retailers by fragrance line
            -  sales from Subsidiaries and Distributors to Burberry Group
            -  global and market update
         Semi-Annual:
            -  sales to Retailers by jurisdiction
            - sales to top 100 Retailers excluding the USA and top 20 USA Retailers
         GENERAL

                  -  price lists - Annual (or updated if adjustments made)
                  -  Retailer lists by jurisdiction - Annual
                  -  Inter   Parfums   Subsidiary   and   Distributor   lists  -
                     Semi-Annual
                  - Approved Contractor list (including the full name and address of each Approved Contractor; which Burberry Items are manufactured by which Approved Contractors and at which premises; details of any contractors used by the Licensee in respect of the Licensed Products which have not been Approved).

For the purpose of this Appendix A only, `Annual' means at the end of each Licensed Year and `Annually' shall be construed accordingly. `Semi-Annual' means at the end of each 6 month period of each Licensed Year.

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

                             APPENDIX B: ASSIGNMENT
             Current Form - this is subject to variation by Burberry

THIS DEED OF ASSIGNMENT is made the                       day of          200[ ]

BETWEEN:

(1) BURBERRY LIMITED a company incorporated under the laws of England with no. 162636 having its registered office at 18/22 Haymarket London SW1Y 4DQ ("BURBERRY"); and

(2)      [NAME AND ADDRESS OF ASSIGNOR] ("ASSIGNOR").

1. In this Assignment, the following terms shall have the following meanings:

         "ASSIGNED RIGHTS" means all Intellectual Property Rights in or in respect of:

         (a) the Products (including without limitation all external and internal features thereof and the patents, patent applications, names, brands, trade names and trade marks (if any) listed in the schedule hereto); and

         (b) all drawings, sketches, plans, designs, artwork, illustrations, models, instructions, formulae, technical information, lists of ingredients, recipes, computer programs, processes, tooling and moulds created for the purpose of designing and/or producing the Products; and

         (c) all corresponding photographs, drawings, designs, artwork and text in related advertising and marketing materials;

         "INTELLECTUAL PROPERTY RIGHTS" means all patents, copyright, database rights, design rights, trade marks, service marks, rights in trade dress and rights of confidence in relation to any information or know-how, in any case whether registered or unregistered, along with any applications for registration thereof, and along with any rights similar or analogous thereto in any part of the world;

         "PRODUCTS" means the products listed in the schedule hereto.

2. The Assignor HEREBY ASSIGNS to Burberry with full title guarantee free from all liens, charges and encumbrances all its right, title and interest in the Assigned Rights together with all common law rights connected thereto and together with all the rights of action, powers, benefits and immunities belonging to the same wherever in the world, including the right to sue for and obtain damages and other relief in respect of any act of infringement (whether past, present or future) of the Assigned Rights or any of them or the violation of any common law rights connected with the Assigned Rights or any of them TO HOLD the same unto Burberry absolutely.

3 All goodwill in the Assigned Rights howsoever arising shall accrue to Burberry.

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

4. The Assignor covenants with Burberry that it will execute all such further assignments, transfers, deeds, documents or other assurances and do all further acts and things as Burberry may require in order to become registered as the proprietor of any registered Assigned Rights and/or to become the legal and beneficial owner of the Assigned Rights and otherwise to give effect to the terms of this Assignment.

5. The Assignor has obtained (and shall deliver to Burberry on demand) from the authors of the items and materials in which the Intellectual Property Rights subsist absolute waivers of any rights they may have and the Assignor hereby waives absolutely any rights he may have to be identified as the author of any such items or materials and their respective rights to object to any derogatory treatment thereof and so far as legally possible any broadly equivalent rights they may have in any territory in the world.

6. This Assignment shall be subject to English Law and the parties submit to the exclusive jurisdiction of the English Courts.

In witness whereof the parties have executed and delivered this Deed on the above date

EXECUTED AND DELIVERED by           )

BURBERRY LIMITED                    )         ..................................

as a DEED by these signatures       )                     DIRECTOR

                                              ..................................

                                                      DIRECTOR/SECRETARY
EXECUTED AND DELIVERED by           )

[ASSIGNOR]                          )

as a DEED by these signatures       )
[NB SIGNATURES WILL VARY DEPENDING UPON LEGAL STATUS OF ASSIGNOR]

                             SCHEDULE TO APPENDIX B

[DETAILS OF PRODUCTS]

[DETAILS OF TRADEMARKS ETC INCLUDING REGISTRATION DETAILS]

                  APPENDIX C: APPROVED CONTRACTORS UNDERTAKING

             [TO BE TYPED ON BURBERRY HEADED NOTEPAPER BY BURBERRY]

Date:

Dear Sirs

APPROVED CONTRACTORS UNDERTAKING

1.       LIMITATION

1. This letter does not licence or authorise you to manufacture, supply or sell Samples (as defined in paragraph 3(i) below) or Goods (as defined in paragraph 3(ii) below) to any party other than Burberry Limited ("Burberry") or Inter Parfums, S.A. ("Licensee") acting as a licensee to Burberry. Any such manufacture for or supply or sale to the Licensee shall:

         (a) be solely for the Licensee's purpose acting in its capacity as a licensee to Burberry, and shall be in strict accordance with the licence agreement between Burberry and the Licensee and any written approval given thereunder; and

         (b) in respect of manufacture shall only be carried out at the industrial manufacturing premises at [ ] ("Factory") which you represent and warrant are wholly owned and controlled by you.

2. This letter does not appoint you as a Burberry licensee. You are strictly prohibited from holding yourself out as a Burberry licensee or from purchasing any items (including products, materials, trimmings or packaging) bearing Burberry Intellectual Property (as defined in paragraph 4 below) except from another person who has been appointed or approved by Burberry as a sub-contractor of the Licensee to manufacture such items PROVIDED THAT:

         (a)      such appointment has not been terminated; and

         (b)      you notify  Burberry of such  purchase and provide to Burberry
                  such  details  in  relation  to  such   purchase  as  Burberry
                  requires; and

         (c) such person has signed a letter in a form identical to or similar to this letter.

3. This letter sets out the terms and conditions upon which Burberry appoints or approves you as a sub-contractor of the Licensee to:

         (i) produce such sample fragrance products incorporating Burberry Intellectual Property ("Samples") or such designs for the packaging or components of the packaging for those products ("Designs"); and/or

         (ii)     manufacture  such  fragrance   products  (in  such  packaging)
                  incorporating Burberry Intellectual Property in fulfilment of separate orders ("Goods"),

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

         as specified in the attached schedule and for no other purpose and (together with Burberry's or the Licensee's Conditions of Purchase from time to time in force) will apply to any orders placed by Burberry or the Licensee with you from time to time and in the case of any inconsistency between the terms of this letter and the terms of any individual order the terms of this letter shall prevail.

4. In consideration of your appointment hereunder to supply Burberry or the Licensee you shall be authorised to use Burberry Intellectual Property solely on and in connection with the Designs, Samples and/or the Goods (as the case may be) in accordance with any specific written authority or orders given by Burberry or the Licensee (acting pursuant to the licence agreement between Burberry and the Licensee and written approval given by Burberry thereunder) from time to time but for no other purpose. In this letter Burberry Intellectual Property shall mean all or any of the following as the same shall subsist from time to time:

         (a) all trade marks and designs registered or applied for in the name of Burberry (whether in the UK or elsewhere);

         (b) all trading names or brand names (whether registered or not) presently or hereafter used by Burberry in which Burberry claims any exclusive rights to the extent of the exclusive rights claimed;

         (c) all designs (whether registered or not) used by Burberry in which Burberry claims any exclusive rights in particular without prejudice to the generality of the foregoing the check design (in whatever size and in whatever material) represented by the famous and distinctive camel, red, white and black check design used by Burberry for many years and known as "the Burberry Check" (with which you are familiar);

         (d) any works in which copyright and/or design right belongs to Burberry;

         (e) all patents registered or applied for in the name of Burberry (whether in the UK or elsewhere); and

         (f)      any Created Rights (as defined in paragraph 8).

5. You shall not be entitled to sub-contract, assign or otherwise deal with any of your duties, rights or obligations hereunder without Burberry's prior written consent.

6. Without prejudice to the prohibition in paragraph 5, prior to your sub-contracting any of your duties, rights or obligations hereunder to a third party you shall procure for the benefit of Burberry an undertaking from such third party on the same terms as this letter or such other terms as shall then currently be used by Burberry and you shall guarantee that upon the termination of that sub-contracting or upon demand by Burberry such third party shall comply with the obligations as imposed upon you as set out in paragraph 19 of this letter. Notwithstanding the foregoing Burberry reserves the right at any time at Burberry's absolute discretion to withdraw its consent to your sub-contracting any of your duties, rights or obligations hereunder, either in general or in relation to any specified third party or parties, and if Burberry does so withdraw its consent you shall forthwith cease so to use the relevant third party or parties and shall place no further orders for Designs, Samples and/or Goods therewith.

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

7. You hereby agree to indemnify Burberry and keep Burberry fully and effectively indemnified against any sums which Burberry is required to pay to acquire full and free right title and interest to all and any Created Rights (as defined in paragraph 8 below) from you, any sub-contractor of yours or from any other third party.

8. You hereby acknowledge Burberry's sole and exclusive right title and interest in Burberry Intellectual Property and you further acknowledge and agree that all copyright, design rights and other rights of a similar nature in any jurisdiction in all and any Designs, Samples and/or Goods produced for supply to Burberry or the Licensee including any drawings, sketches, plans, designs, artwork, illustrations, models, instructions, formulae, lists of ingredients, technical information, recipes, processes, instructions, computer programs, tooling or moulds in respect thereof ("Created Rights") shall belong to Burberry and that you hereby undertake to execute, or arrange to have executed, any and all documentation required to vest all such rights in and to Burberry (including without limitation the Assignment in the form annexed hereto as the same may be amended from time to time by Burberry) and neither you nor anyone acting on behalf of you shall claim any right title or interest to such rights whatsoever. To the extent that any Created Rights do not vest in Burberry by operation of law, you shall assign the same to Burberry with full title guarantee, or where possible hereby assign the same to Burberry with full title guarantee by way of a present assignment of future rights.

9.       You hereby undertake not:

         (a) to use for your own purposes or to disclose or allow to be disclosed to any third party any confidential information (or information which is considered by Burberry to be confidential) concerning the business or affairs of Burberry including without limitation details of any know how or trade secrets of Burberry including without limitation any such know-how or trade secrets relating to the Formulae (as such are defined in the licence agreement between Burberry and the Licensee);

         (b) to make any statement or announcement to any third party or issue any press release concerning Burberry; and

         (c) to make any statement in any form or indicate in any way that there is any relationship between you and Burberry or that you are an approved contractor.

10. You shall mark all and any artwork, drawings, illustrations or designs and any other material, including without limitation the Designs made by you, pursuant to an order from Burberry or the Licensee pursuant to an order from Burberry, with the following statement "COPYRIGHT (C) BURBERRY LIMITED [YEAR]" and shall maintain a record of the date of creation of all such material.

11. If you shall become aware of any unauthorised use or suspected unauthorised use of any of Burberry's Intellectual Property or of any claim that any item bearing Burberry's Intellectual Property infringes the rights of any third party you shall notify Burberry immediately and shall give all information and assistance (other than financial) which is required by Burberry to prosecute any claim or take any other action, against any such infringer or to defend any such claim by any third party. You shall not do or omit to do anything which may prejudice Burberry's conduct of such proceedings or other action.

12. In the case of the production of Samples and/or Goods you hereby undertake as follows:-

         (a) not to buy, sell, manufacture, produce or otherwise deal in any merchandise in which, or on which, any Burberry Intellectual Property is used or incorporated without Burberry's prior written consent;

         (b) not to use or allow to be used any items which incorporate or represent any of the Burberry Intellectual Property supplied for the production of Samples and/or Goods other than in the production of such Samples and/or Goods;

         (c) to deliver up to Burberry or its authorised representative all excess, second quality and defective Goods and/or Samples in or upon which the Burberry Intellectual Property has been incorporated or appears, if so required, subject to payment by Burberry of a reasonable price therefor (which price shall in any event not exceed the lower of cost price or market value). Any such Goods and/or Samples which are not required by Burberry shall be destroyed at your own cost and you shall provide Burberry with proof of compliance of this upon Burberry's request; and

         (d) to conform to and comply with all international and national conventions and all relevant laws, rules and regulations relating to the employment of labour (in particular without limitation child and forced labour) and employees' terms and conditions of employment and comply with general environment responsibilities and best practices.

13. Where any items (including without limitation those referred to in sub paragraph 12(b)) are supplied to you by or on behalf of Burberry or the Licensee (whether such items are charged for or not) you shall hold such items as bailee for and to the order of Burberry or the Licensee respectively and shall deal with them as Burberry or the Licensee may direct provided always that if you shall have paid any charges in respect of such items and you are required to deliver the same to Burberry or the Licensee or their respective authorised representative such charges shall be reimbursed.

14. You hereby waive all and any moral rights (or rights of a similar nature) arising in respect of the Created Rights.

15. At all times during your appointment hereunder, and for at least 6 months thereafter you hereby permit Burberry and/or its representative, to enter and inspect at any time upon reasonable advance notice and without any undue interruption in the normal business operations, any premises upon which any Designs, Samples or Goods are being or have been manufactured or stored and to supervise the manufacture or storage of such Designs, Samples or Goods and to ensure compliance by you with the terms of this letter and alter your practices where necessary to comply with such terms.

16. Both throughout the duration of your appointment and for at least six years thereafter you shall:

         (a) provide forthwith at the request of Burberry full details of all Goods and Samples you have supplied, all purchasers and/or recipients of such Goods and Samples and your stock of Goods and Samples and their current location;

         (b) keep full and accurate books and records of accounts relating to all dealings in respect of all Designs, Samples and Goods produced and all your dealing in relation to this appointment; and

         (c) hereby permit Burberry and/or its representative to inspect at any times such books and records and to make and retain copies of them and/or extracts from them.

17. You shall not and shall procure that your employees and representatives shall not:

         (a) make or attempt to make directly or indirectly any payment or gift of any description (whether or not such payment or gift is solicited) to:

                  (i) any employee or representative of Burberry or any company which is a holding company or subsidiary of Burberry or under common control with Burberry; or

                  (ii) to any family relation of any person described in sub-paragraph (i) above;

         (b) in any way induce or attempt to induce (whether by means of a payment of money or otherwise) any employee or representative (including without limitation any licensee) of Burberry to conceal from Burberry or to overlook any act, omission or other circumstances which would amount to a breach of the terms of this letter; or

         (c) fail to notify Burberry in writing promptly if you, your employees or representatives are aware that any such employee or representative as referred to in sub-paragraph (b) above has indicated that he/she may so overlook or conceal a breach of the terms of this letter if so induced; or

         (d) pay any broker's fees, bribes, pay-offs, commissions (other than customary sales commissions in the ordinary course of business), royalty sharing or the like to any third party which relates in any way to this letter or your appointment hereunder.

18. Burberry shall be entitled to terminate your appointment hereunder together with any rights granted to you hereunder forthwith upon written notice:

         (a) in the event that Burberry and/or the Licensee wishes to place no further orders with you;

         (b) in the event that Burberry's agreement with the Licensee is terminated or expires;

         (c) in any circumstances in which any agreement between Burberry and the Licensee allows such appointment to be terminated;

         (d) in the event that Burberry wishes you to sign a revised form of letter to replace this letter and you refuse to sign such revised form of letter;

         (e) if you breach any of the terms of this letter and, if such breach is capable of remedy, shall not have remedied such breach within 14 days of receipt of a notice from Burberry requiring you to do so;

         (f) if (being an individual or partnership) you have a bankruptcy order made against you or (being a company) you shall enter into liquidation or (being any of the aforementioned) you have a receiver, administrator or administrative receiver appointed of all or any part of your assets or shall enter into a composition with your creditors or shall take or suffer any action relating to your insolvency or in consequence of debt similar or analogous to any of the foregoing under the laws of any jurisdiction in the world;

         (g)      if you breach any of the terms of paragraph 5; and

         (h)      if you breach any of the terms of paragraph 9, 12 or 17.

19. Upon termination howsoever arising or expiry of the appointment to which the terms of this letter relate or upon demand by Burberry, you shall (subject to the provisions of paragraph 13) deliver up to Burberry or the Licensee or their respective duly authorised representative:

         (a) the Designs, and all and any drawings, models, prototypes and/or any other materials made by you pursuant to an order from Burberry or the Licensee;

         (b) all and any items incorporating Burberry Intellectual Property which were supplied by Burberry or the Licensee to you in connection with your appointment; and

         (c) all and any Samples which have not been incorporated into Goods pursuant to an order from Burberry or the Licensee,

         and shall immediately cease to make any use of the Burberry Intellectual Property. Without limitation to the foregoing, paragraphs 1, 2, 5, 6, 7, 8, 9, 12, 13, 14, 15, 16, 17, 19, 20, 21 and 22 shall survive the termination for whatever reason of your appointment hereunder.

20. This letter agreement does not constitute an order by Burberry or the Licensee nor does it oblige Burberry or the Licensee to place any order(s) with you in the future.

21. This letter shall supersede all previous Design and Samples letters or Samples and Orders letters or the like between the parties.

22. It is acknowledged that the terms of this letter shall be governed by and construed in accordance with the laws of England and you hereby irrevocably submit to the exclusive jurisdiction of the English courts provided that nothing herein shall prevent Burberry or the Licensee applying for injunctive or any other relief which may be available to it in the jurisdiction in which you carry on business in any particular case.

To signify your agreement with the above please sign and return the attached copy of this letter.

Yours faithfully
..........................................

For and on behalf of
BURBERRY LIMITED

We hereby agree to the above terms and conditions and agree to be bound by and observe all of the obligations and undertakings hereunder.

.................................................
Duly authorised signatory
For and on behalf of
[                         ]

                             SCHEDULE TO APPENDIX C

                 [LIST THE SAMPLES AND GOODS - SEE PARAGRAPH 3]

                               ANNEX TO APPENDIX C

             Current Form - this is subject to variation by Burberry

THIS DEED OF ASSIGNMENT is made the                     day of            200[ ]

BETWEEN:

(3) BURBERRY LIMITED a company incorporated under the laws of England with no. 162636 having its registered office at 18/22 Haymarket London SW1Y 4DQ ("BURBERRY"); and

(4)      [NAME AND ADDRESS OF ASSIGNOR] ("ASSIGNOR").

1. In this Assignment, the following terms shall have the following meanings:

         "ASSIGNED RIGHTS" means all Intellectual Property Rights in or in respect of:

         (d) the Products (including without limitation all external and internal features thereof and the patents, patent applications, names, brands, trade names and trade marks (if any) listed in the schedule hereto); and

         (e) all drawings, sketches, plans, designs, artwork, illustrations, models, instructions, formulae, technical information, lists of ingredients, recipes, computer programs, processes, tooling and moulds created for the purpose of designing and/or producing the Products; and

         (f) all corresponding photographs, drawings, designs, artwork and text in related advertising and marketing materials;

         "INTELLECTUAL PROPERTY RIGHTS" means all patents, copyright, database rights, design rights, trade marks, service marks, rights in trade dress and rights of confidence in relation to any information or know-how, in any case whether registered or unregistered, along with any applications for registration thereof, and along with any rights similar or analogous thereto in any part of the world;

         "PRODUCTS" means the products listed in the schedule hereto.

2. The Assignor HEREBY ASSIGNS to Burberry with full title guarantee free from all liens, charges and encumbrances all its right, title and interest in the Assigned Rights together with all common law rights connected thereto and together with all the rights of action, powers, benefits and immunities belonging to the same wherever in the world, including the right to sue for and obtain damages and other relief in respect of any act of infringement (whether past, present or future) of the Assigned Rights or any of them or the violation of any common law rights connected with the Assigned Rights or any of them TO HOLD the same unto Burberry absolutely.

3 All goodwill in the Assigned Rights howsoever arising shall accrue to Burberry.

4. The Assignor covenants with Burberry that it will execute all such further assignments, transfers, deeds, documents or other assurances and do all further acts and things as

         Burberry may require in order to become registered as the proprietor of any registered Assigned Rights and/or to become the legal and beneficial owner of the Assigned Rights and otherwise to give effect to the terms of this Assignment.

5. The Assignor has obtained (and shall deliver to Burberry on demand) from the authors of the items and materials in which the Intellectual Property Rights subsist absolute waivers of any rights they may have and the Assignor hereby waives absolutely any rights he may have to be identified as the author of any such items or materials and their respective rights to object to any derogatory treatment thereof and so far as legally possible any broadly equivalent rights they may have in any territory in the world.

6. This Assignment shall be subject to English Law and the parties submit to the exclusive jurisdiction of the English Courts.

In witness whereof the parties have executed and delivered this Deed on the above date

EXECUTED AND DELIVERED by          )

BURBERRY LIMITED                   )       .....................................

as a DEED by these signatures      )                     DIRECTOR

                                           .....................................

                                                      DIRECTOR/SECRETARY

EXECUTED AND DELIVERED by          )

[ASSIGNOR]                         )

as a DEED by these signatures      )
[NB SIGNATURES WILL VARY DEPENDING UPON LEGAL STATUS OF ASSIGNOR]

                            APPENDIX D: QUESTIONNAIRE

-----------------------------------------------------------------------------------------------------------------------------------
BURBERRY ENVIRONMENTAL & SOCIAL RESPONSIBILITY QUESTIONNAIRE (TO BE COMPLETED ON
DISK AND PAPER BY LICENSEES & SUB-CONTRACTORS)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COMPANY NAME
-----------------------------------------------------------------------------------------------------------------------------------
NAME OF THE PARENT COMPANY (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FINISHED GOODS TO BE SUPPLIED TO INTER PARFUMS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Full Details of Item
-----------------------------------------------------------------------------------------------------------------------------------
Item 1
-----------------------------------------------------------------------------------------------------------------------------------
Item 2
-----------------------------------------------------------------------------------------------------------------------------------
Item 3
-----------------------------------------------------------------------------------------------------------------------------------
Item 4
-----------------------------------------------------------------------------------------------------------------------------------
Item 5
-----------------------------------------------------------------------------------------------------------------------------------
Item 6
-----------------------------------------------------------------------------------------------------------------------------------
Item 7
-----------------------------------------------------------------------------------------------------------------------------------
Item 8
-----------------------------------------------------------------------------------------------------------------------------------
Item 9
-----------------------------------------------------------------------------------------------------------------------------------
Item 10
-----------------------------------------------------------------------------------------------------------------------------------
.....  PLEASE  CONTINUE  LISTING IN THIS WAY IF THERE ARE MORE THAN 10
FINISHED PRODUCT / GOODS SUPPLIED...
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Value of annual turnover (for the last financial year):
-----------------------------------------------------------------------------------------------------------------------------------
What  percentage of your business is  represented  by Burberry (or by
Burberry's licensee if you are completing this form as a sub-contractor):
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CONTACT DETAILS
-----------------------------------------------------------------------------------------------------------------------------------
Contact for social monitoring purposes (name and title):
-----------------------------------------------------------------------------------------------------------------------------------
Mailing address:
-----------------------------------------------------------------------------------------------------------------------------------
E-mail address:
-----------------------------------------------------------------------------------------------------------------------------------
Telephone number:
-----------------------------------------------------------------------------------------------------------------------------------
Fax number:
-----------------------------------------------------------------------------------------------------------------------------------
Mobile:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Other relevant contacts (name and title):
-----------------------------------------------------------------------------------------------------------------------------------
Mailing address:
-----------------------------------------------------------------------------------------------------------------------------------
E-mail address:
-----------------------------------------------------------------------------------------------------------------------------------
Telephone number:
-----------------------------------------------------------------------------------------------------------------------------------
Fax number:
-----------------------------------------------------------------------------------------------------------------------------------
Mobile:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TRADE UNION DETAILS
-----------------------------------------------------------------------------------------------------------------------------------
Name of trade union represented:
-----------------------------------------------------------------------------------------------------------------------------------
Name of relevant contacts:
-----------------------------------------------------------------------------------------------------------------------------------
Contact telephone number:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Contact email address:
-----------------------------------------------------------------------------------------------------------------------------------
Contact fax number:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE DETAILS                                                       Total              Female           Male
-----------------------------------------------------------------------------------------------------------------------------------
Admin/management
-----------------------------------------------------------------------------------------------------------------------------------
Factory workers
-----------------------------------------------------------------------------------------------------------------------------------
Other employees
-----------------------------------------------------------------------------------------------------------------------------------
Total
-----------------------------------------------------------------------------------------------------------------------------------
Number of employees living in accommodation provided for by the company
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MATERIALS, PACKAGING & LABELLING
-----------------------------------------------------------------------------------------------------------------------------------
What percent of your packaging is done with :                          recycled materials ?
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       recyclable materials ?
-----------------------------------------------------------------------------------------------------------------------------------
Does your company use the banned dyes or materials listed in your      Y/N
Contractor's Undertaking? If yes, please provide details
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
POLICY DOCUMENTARY INFORMATION                                         PROVIDED ?
-----------------------------------------------------------------------------------------------------------------------------------
Please provide copies of your health, safety and environment policy    Y/N
-----------------------------------------------------------------------------------------------------------------------------------
Please provide copies of employee related policies                     Y/N
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DO YOU MANUFACTURE ?                                                   Y/N
-----------------------------------------------------------------------------------------------------------------------------------
If yes, please provide a list of all products manufactured for Burberry clearly marking which products contain
Burberry intellectual property                                         Y/N
-----------------------------------------------------------------------------------------------------------------------------------
Item 1
-----------------------------------------------------------------------------------------------------------------------------------
Item 2
-----------------------------------------------------------------------------------------------------------------------------------
Item 3
-----------------------------------------------------------------------------------------------------------------------------------
Item 4
-----------------------------------------------------------------------------------------------------------------------------------
Item 5
-----------------------------------------------------------------------------------------------------------------------------------
..... PLEASE CONTINUE LISTING IN THIS WAY IF MORE THAN 10 PRODUCTS ARE MANUFACTURED ...
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Full name and address details of all factories (wholly owned by the Products (raw materials or finished goods)
manufactured at this No. of factory No. of company completing this form) manufacturing Burberry products factory units at address accommodation including number of factory units and number of accommodation facilities facilities at each address at address
-----------------------------------------------------------------------------------------------------------------------------------
Factory 1
-----------------------------------------------------------------------------------------------------------------------------------
Factory 2
-----------------------------------------------------------------------------------------------------------------------------------
Factory 3
-----------------------------------------------------------------------------------------------------------------------------------
..... PLEASE CONTINUE LISTING IN THIS WAY IF MORE THAN 3 FACTORIES ...
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Please provide a list of the countries from which you source raw       Raw materials supplied
materials
-----------------------------------------------------------------------------------------------------------------------------------
Jurisdiction 1
-----------------------------------------------------------------------------------------------------------------------------------
Jurisdiction 2
-----------------------------------------------------------------------------------------------------------------------------------
Jurisdiction 3
-----------------------------------------------------------------------------------------------------------------------------------
..... PLEASE CONTINUE LISTING IN THIS WAY IF RAW MATERIALS ARE SOURCED FROM MORE THAN 3 COUNTRIES...
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Number of outworkers used :                                            (IF OUTWORKERS USED, PLEASE SPECIFY ACTIVITY OF
                                                                       EACH OUTWORKER)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Number of homeworkers used :                                           (IF HOMEWORKERS USED, PLEASE SPECIFY ACTIVITY OF
                                                                       EACH HOMEWORKER)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DO YOU USE SUB-CONTRACTORS ?                                           Y/N
-----------------------------------------------------------------------------------------------------------------------------------
IF YES, PLEASE PROVIDE DETAILS OF  SUB-CONTRACTORS  BY ENCLOSING THIS
FORM COMPLETED AND SIGNED BY EACH SUB-CONTRACTOR.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
WORKING WITH YOUR SUPPLIERS AND SUBCONTRACTORS                         DESCRIBE PROCEDURES HERE ...
-----------------------------------------------------------------------------------------------------------------------------------
Please  fully  describe the  procedures  you have adopted (if any) to ensure that your  suppliers and  subcontractors  are  compliant  with local  environmental,  health and safety and labour laws.  Attach any relevant policy or procedure.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
I confirm, that the information provided fairly reflects our business operations, practices and sourcing processes, and that we agree to comply with  Burberry's  Environmental  and Social  Responsibility
Policy (as it may be amended by Burberry from time to time).
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Signature :
-----------------------------------------------------------------------------------------------------------------------------------
Name (please print) :                                                                             Position :
-----------------------------------------------------------------------------------------------------------------------------------
Date :
-----------------------------------------------------------------------------------------------------------------------------------
The person  named  above  should be a company  director  or member of senior management.
-----------------------------------------------------------------------------------------------------------------------------------

                     APPENDIX E: CODE OF BUSINESS PRINCIPLES

1.       CODE OF BUSINESS PRINCIPLES

1.1      Code

         The following Code of Business Principles (the "CODE") has been approved by the Board of Directors of the Company.

         THE COMPANY OPERATES IN MANY DIFFERENT MARKETS AND COUNTRIES THROUGHOUT THE WORLD. IN ALL INSTANCES, WE RESPECT NATIONAL LAWS AND INDUSTRY CODES OF CONDUCT

o        We,  the  directors   and  employees  of  the  Company   recognise  our
         obligations to all with whom we have a business relationship including shareholders, customers, employees, and suppliers;

o Information about our business shall be communicated clearly, and accurately in a non-discriminatory manner and in accordance with local regulations;

o We believe that trust is a vital element in the successful conduct of the Company's business and accordingly all information provided and statements made by any employee must be truthful, accurate and not misleading;

o We select and promote employees on the basis of their qualifications and merit, without discrimination or concern for race, religion, national origin, colour, sex, sexual orientation, age or disability;

o We do not employ a person who is an Immediate Relative of an employee unless such employment has been approved by the Board of Directors of the Company "Immediate Relative" means and includes spouse, common law partner, children, brothers, sisters, cousins, aunts, parents, grandparents and the aforesaid relatives by marriage;

o We believe that a workplace should be safe and civilized; we will not tolerate sexual harassment or offensive behaviour of any kind, which includes the demeaning of individuals through words or actions or the display or distribution of offensive material;

o We will treat all information relating to the Company's business, or to its customers, as confidential and confidential information must not be used for personal gain;

o Insider dealing, whether in the shares of any parent company of the Company or any customer or supplier, is prohibited;

o        We  will  not  knowingly   create  work  which   contains   statements,
         suggestions or images offensive to general public decency;

o We will not for direct or indirect personal gain directly or indirectly engage in any activity which competes with companies within the Group or with our obligations to any such company;

o We will not offer any items of personal inducement whether to secure business or otherwise. This is not intended to prohibit business lunches or dinners or the making of occasional gifts of minor value (that is gifts of less than US$20 value) unless the relevant customer or a supplier or other person with whom we will have a commercial relationship has a policy which restricts such lunches, dinners or gifts;

o No director or employee of the Company will accept for personal benefit any goods or services from suppliers, potential suppliers or other third parties;

o We will not have any personal or family conflicts of interest with our suppliers or other third parties with whom we do business;

o No corporate contributions of any kind, including the provision of services or materials for less than the market value, may be made to any governmental or regulatory authority or politicians, political parties or action committees, without the prior written approval of the agreement of all of the Company's shareholders;

o We do not permit the possession, uses or distribution of any illegal drugs, or use of any legal or controlled drugs (or alcohol) other than in the manner for which they were properly approved and prescribed, while on the Company or customer premises or conducting the Company's business;

o We do not permit the use of child or forced labour by the Company and we do not permit the purchase of products from any supplier or the sale of products to any customer whom we know or suspect uses child or forced labour in its business;

o We do not permit the purchase of products from any supplier or the sale of products to any customer whom we know or suspect discriminates against its employees, suppliers or its customers (including consumers) on the basis of race, religion, national origin, colour, sex, sexual orientation, age or disability.

o We will comply with all applicable local laws and regulations including without limitations the laws of Italy, and any other laws with an international reach, including (without limitation) import/export regulations and the US Foreign Corrupt Practices Act, where relevant;

o No officer or employee of the Company shall conduct themselves in a manner which brings the Company into disrepute.

ACTUAL OR POTENTIAL CONFLICTS WITH THIS CODE SHOULD BE REPORTED PROMPTLY TO THE GENERAL COUNSEL OF BURBERRY LIMITED IN LONDON.

               APPENDIX F: ENVIRONMENTAL AND SOCIAL RESPONSIBILITY

                      Environmental & Social Responsibility
                  A guide to Burberry policy (Licensee Version)

                                    BURBERRY

                            PRIVATE AND CONFIDENTIAL

  This document contains details of Burberry's policy relating to Environmental and Social Responsibility

 All licensees and their sub-contractors must familiarise themselves and comply with the contents of this document and ensure that its contents are passed to all relevant parties in their organisations

        BURBERRY'S COMMITMENT TO ENVIRONMENTAL AND SOCIAL RESPONSIBILITY

INTRODUCTION

                                    This document covers:

                                    o  Burberry's    relationship    with    its
                                       Licensees

                                    o  Responsibilities on Ethical trading

                                    o  Packaging and waste regulations

                                    o  Materials and labelling

BURBERRY ENVIRONMENTAL POLICY

                                    Burberry's majority shareholder is GUS. The company shares the GUS commitment to be a good corporate citizen.

                                    Specifically, Burberry will:

                                    o comply with all relevant environmental legislation;

                                    o  measure    and    continually     improve
                                       performance  with  respect  to  its  main
                                       environmental   impacts   in   a   manner
                                       consistent     with    its     commercial
                                       objectives;

                                    o  report on the  environmental  impacts  of
                                       its  activities   and  progress   towards
                                       meeting its goals; and

                                    o  monitor  its   licensees'   environmental
                                       management arrangements.

                                    The  activities of Burberry  (manufacturing,
                                    distributing, retailing and licensing luxury
                                    clothes,  accessories  and other goods) lead
                                    to  a  number  of   environmental   impacts.
                                    Burberry's priorities are:

                                    o managing and, where practicable, reducing the waste from operations;

                                    o  understanding   and,  where  practicable,
                                       reducing the volumes of packaging used;

                                    o  improving energy management; and

                                    o monitoring licensees to ensure acceptable environmental performance.

                                    In each of these areas Burberry will set targets for itself, its licensees and its suppliers and will measure performance.

                                    The  responsibility  for setting the targets
                                    and  agreeing  improvement  plans rests with
                                    the Burberry  Executive  (the  "Executive").
                                    Environmental   matters  are  the   specific
                                    responsibility   of  the   Chief   Operating
                                    Officer.    He   will    table   an   annual
                                    environmental  update to the Executive.  The
                                    Executive will review this policy every year.

EXTERNAL COMMUNICATIONS

                                    The   Environmental   Policy   states   that
                                    Burberry will report on its environmental impacts and progress towards meeting its goals. This is part of a wider communication to:

                                    o Burberry's customers, so that they are able to make informed purchase decisions;

                                    o Burberry's licensees and suppliers, so they can help us reach our goals; and

                                    o the public and outside agencies, so they understand that Burberry is a responsible company.

                                    The GUS  Environmental  Report  for  2001 is
                                    available   on  request  from  the   Quality
                                    Assurance Department within Burberry.

  LICENSEES

                                    Our licensees play an important part in helping Burberry reach its goals. They do this by ensuring that they follow good environmental and social practices.

                                    On  Burberry's  part,  Burberry  will openly
                                    share  relevant  environmental   information
                                    with its licensees including:

                                    o its environmental concerns as responsible stakeholders;

                                    o information about environmental issues and legislation;

                                    o  industry   best   practices   and   other
                                       developments;

                                    o  specific  areas/issues  for  improvement;
                                       and

                                    o  Burberry's policy in respect of producing
                                       and    maintaining    clear    consistent
                                       user-friendly guidelines.

                                    Burberry expects and demands high standards from all its licensees.

ETHICAL AND ENVIRONMENTAL STANDARDS

                                    Burberry expects all of its licensees to sign up to its principles and standards of conduct, as set out below.

PRINCIPLES OF CONDUCT

                                    As a  licensee  of  Burberry  we  share  its
                                    commitment   to   high   standards   in  the
                                    following areas:

                                    o  occupational safety and health;

                                    o  employee    welfare    including   labour
                                       standards  and  discrimination  policies;
                                       and

                                    o  minimising our impact on the environment.

STANDARDS OF CONDUCT

                                   Within these principles we operate to the following specific standards of conduct:

                                    1. we do not employ any person below the age
                                       of 15 or  below  the  legal  minimum  age
                                       (where this is higher) in the countries in which we operate;

                                    2. we do not use  forced  labour in any form
                                       (prison, indentured, bonded or otherwise) and staff are not required to lodge papers or deposits on starting work;

                                    3. we  have   written   health   and  safety
                                       guidelines and provide relevant  training
                                       for   employees.   We  comply   with  all
                                       applicable local environmental, safety and health regulations;

                                    4. we  have  produced  or are  intending  to
                                       produce within the next twelve months an environmental policy;

                                    5. within the customs and  practices  of the
                                       countries  in which we  operate we do not
                                       discriminate   against   any   worker  or
                                       officer  of the  company  on any  grounds
                                       (including race, religion, disability, or
                                       gender).  There are some  instances  when
                                       licensees  might  feel  that a degree  of
                                       discrimination     is     part    of    a
                                       jurisdiction's   culture  and   therefore
                                       Licensees  might  feel  that a degree  of
                                       discrimination   is  necessary   for  the
                                       effective  functioning  of the workplace.
                                       We  acknowledge  that  there  may be such
                                       cases,  although we  consider  this to be
                                       very much the  exception  rather than the
                                       rule. Where licensee companies think that
                                       this is the case,  we insist  that  their
                                       employment  policies  are explicit on the
                                       matter,   and  that  they   provide  full
                                       details to us in writing stating the reasons behind their practice. We do not engage in or support the use of corporal punishment, mental, physical sexual or verbal abuse;

                                    6. we provide  each  employee  with at least
                                       the  minimum  wage,  or  the   prevailing
                                       industry wage, (whichever is higher) and provide each employee with all legally mandated benefits;

                                    7. we  provide  one  day  off in  seven  and
                                       require no more than 60 hours of work per week, or comply with local limits if they are lower;

                                    8. we comply with all relevant environmental
                                       legislation  in the  regions  in which we
                                       operate.   We  have  identified  all  the
                                       hazardous or toxic waste we produce, and are confident that it is disposed of by competent bodies via authorised disposal routes; and

                                    9. we will  endeavour  to ensure that all of
                                       our contractors adopt these principles themselves."

                                    Every  licensee of Burberry will be asked to
                                    indicate  their and  their  sub-contractors'
                                    current and continuing compliance with these
                                    principles  and  standards.  Some  licensees
                                    will  also  be  asked  to  complete  a  more
                                    detailed   questionnaire   explaining  their
                                    environmental and social practices.  We plan
                                    to   visit   our    licensees    and   their
                                    sub-contractors where appropriate as part of our licensee management programme.

                                    Burberry  recognises that its objectives can
                                    only  be   achieved   through   co-operation
                                    throughout the whole Supply Chain. Therefore
                                    Burberry  requires  all  its  licensees  and
                                    suppliers   to   endeavour  to  achieve  the
                                    following    objectives    in   respect   of
                                    packaging, materials and labelling:

     PACKAGING

                                    Minimising the amount of packaging  Burberry
                                    and its  licensees  and suppliers use is one
                                    of  the   priority   areas   identified   in
                                    Burberry's environmental policy. Burberry's specific objectives are to:

                                    o minimise the amount of packaging material used to protect merchandise in storage and distribution, and in the presentation of the product to our customers;

                                    o discourage/eliminate the use of all heavy metals and other materials which have significant and/or persistent damaging impact on the environment, for example chlorine-gas, bleach paper and cardboard; and

                                    o  increase  the   proportion   of  recycled
                                       material  we use  except  where  hygiene,
                                       safety  and   product   performance   are
                                       adversely affected.

                                    Effective partnership must exist between packaging suppliers, product manufacturers, distributors and Burberry and its licensees and suppliers.

                                    Burberry, its licensees and suppliers will endeavour to purchase those products that minimise energy, usage and other adverse impacts on the environment.

                                    Burberry recognises the need for packaging materials for the purpose of presentation and the maintenance of product quality and safety.

                                    Packaging must be of sufficient design, size and strength to protect product throughout the Supply Chain including transportation.

Materials and Labelling

                                    All materials in any product and packaging must meet all UK, EU and any other relevant territory's, laws, standards, directives and regulations, codes of practice and decisions having the force of law.

                                    Burberry  prohibits  the use of Azo  dyes in
                                    its products.  In the case of doubt,  a full
                                    list of prohibited chemicals is available on
                                    request    from   the   Quality    Assurance
                                    Department within Burberry.

                                    Burberry asks that  licensees  make it aware
                                    of any  materials  in  products  that may be
                                    particularly      sensitive      from     an
                                    environmental/ethical perspective. Examples of such materials might include:

                                    o Animal products, including fur, bone, ivory, shell or horn (excluding leather from domestic cattle or pigs);

                                    o  Tropical or other hardwoods;

                                    o Heavy metals (e.g. mercury, cadmium or lead); and

                                    o  Organic    compounds     implicated    as
                                       carcinogens    or   persistent    organic
                                       pollutants.

                                    Burberry expects all products to be labelled
                                    accurately, and in accordance with the laws,
                                    standards    directives   and    regulations
                                    pertaining   in  the   UK,   the   EU,   the
                                    jurisdiction of sale, and in any other relevant territory.

                                    Where   appropriate    Burberry   encourages
                                    licensees to label packaging as recycled, or recyclable, provided that such markings are consistent with the Burberry brand.

DEDICATED PERSONNEL

All Licensees shall appoint an employee who shall be responsible for the implementation of this Environmental and Social Responsibility Policy and the name and details of such employee should be notified to Burberry upon his appointment and replacement from time to time.

                          APPENDIX G: BANNED SUBSTANCES

                                PRESCRIPTION LIST

LIST OF BANNED MATERIALS:

----------------------------------------------------------------------------------------------------------------------------
GROUP NAME        CAS NUMBER       NAMES
----------------------------------------------------------------------------------------------------------------------------
Aldehydes         50-00-0          Formaldehyde; Formalin; Methanal; Methyl aldehyde
----------------------------------------------------------------------------------------------------------------------------
Artificial Musks  Not available    Musk tibetene;  (2,6-dinitro-3,4,5-trimethyl-1-t.butylbenzene);  MT
----------------------------------------------------------------------------------------------------------------------------
Artificial Musks  Not available    Tonalide;  (7-acetyl-1,1,3,4,4,6-hexamethyl-1,2,3,4-tetrahydronaphthalene);  AHTN
----------------------------------------------------------------------------------------------------------------------------
Artificial Musks  Not available    Galaxolide; (1,3,4,6,7,8-hexahydro-4,6,6,7,8,8-hexamethylcyclopenta-2-benzopyran); HHCB
----------------------------------------------------------------------------------------------------------------------------
Azodyes           91-94-1          3,3'-dichlorobenzidine; 3,3'-dichlorobiphenyl-4,4'-ylenediamine
----------------------------------------------------------------------------------------------------------------------------
Azodyes           60-09-03         4-amino azobenzene
----------------------------------------------------------------------------------------------------------------------------
Azodyes           90-04-0          o-anisidine; 2-methoxyaniline
----------------------------------------------------------------------------------------------------------------------------
Azodyes           137-17-7         2,4,5-trimethylaniline
----------------------------------------------------------------------------------------------------------------------------
Azodyes           95-80-7          4-methyl-m-phenylenediamine
----------------------------------------------------------------------------------------------------------------------------
Azodyes           95-53-4          o-toluidine; 2-aminotoluene
----------------------------------------------------------------------------------------------------------------------------
Azodyes           139-65-1         4,4'-thiodianiline
----------------------------------------------------------------------------------------------------------------------------
Azodyes           101-80-4         4,4'-oxydianiline
----------------------------------------------------------------------------------------------------------------------------
Azodyes           120-71-8         6-methoxy-m-toluidine; p-cresidine
----------------------------------------------------------------------------------------------------------------------------
Azodyes           Not available    A mixture of: disodium (6-(4- anisidino)-3-sulfonato-2-(3,5- dinitro-2-oxidophenylazo)-
                                   1-naphtholato)(1- (5-chloro-2-oxidophenylazo)- 2-naphtholato)chromate(1-); trisodium bis(6-(4-anisidino)-3- sulfonato-2-(3,5-dinitro-2- oxidophenylazo)- 1-naphtholato)
----------------------------------------------------------------------------------------------------------------------------
Azodyes           119-90-4         3,3'-dimethoxybenzidine; o-dianisidine
----------------------------------------------------------------------------------------------------------------------------
Azodyes           101-14-4         4,4'-methylene-bis- (2-chloro-aniline); 2,2'-dichloro-4,4'-methylenedianiline
----------------------------------------------------------------------------------------------------------------------------
Azodyes           101-77-9         4,4'-methylenedianiline; 4,4'-diaminodiphenylmethane
----------------------------------------------------------------------------------------------------------------------------
Azodyes           615-05-4         4-methoxy-m-phenylenediamine
----------------------------------------------------------------------------------------------------------------------------
Azodyes           106-47-8         4-chloroaniline
----------------------------------------------------------------------------------------------------------------------------
Azodyes           99-55-8          5-nitro-o-toluidine
----------------------------------------------------------------------------------------------------------------------------
Azodyes           97-56-3          o-aminoazotoluene; 4-amino-2',3 dimethylazobenzene; 4-o-tolylazo-o toluidine
----------------------------------------------------------------------------------------------------------------------------
Azodyes           91-59-8          2-naphthylamine
----------------------------------------------------------------------------------------------------------------------------
Azodyes           95-69-2          4-chloro-o-toluidine
----------------------------------------------------------------------------------------------------------------------------
Azodyes           92-87-5          Benzidine
----------------------------------------------------------------------------------------------------------------------------
Azodyes           92-67-1          biphenyl-4-ylamine, 4-aminobiphenyl, xenylamine
----------------------------------------------------------------------------------------------------------------------------
Azodyes           119-93-7         3,3'-dimethylbenzidine; 4,4'-bi-o-toluidine
----------------------------------------------------------------------------------------------------------------------------
Azodyes           Not available    trisodium bis(6-(4-anisidino)-3- sulfonato-2-(3,5-dinitro-2- oxidophenylazo)-
                                   1-naphtholato)chromate(1-) (C46H30CrN10O20S  2.3Na )
----------------------------------------------------------------------------------------------------------------------------
Azodyes           118685-33-9      disodium (6-(4- anisidino)-3-sulfonato-2-(3,5- dinitro-2-oxidophenylazo)-
                                   1-naphtholato)(1- (5-chloro-2-oxidophenylazo)- 2-naphtholato)chromate(1-);
                                   (C39H23ClCrN7O12S.2Na )

----------------------------------------------------------------------------------------------------------------------------
Azodyes           838-88-0         4,4'-methylenedi-o-toluidine
----------------------------------------------------------------------------------------------------------------------------
Brominated        545-55-1         Tris-(aziridinyl)-phosphine oxide (TEPA); Aziridine, 1,1',1' - phosphinylidynetris;
Flame Retardants                   Triethylenephosphoramide; Triethylenephosphorotriamide; Tris(1-aziridinyl) phosphine oxide
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
GROUP NAME        CAS NUMBER       NAMES
----------------------------------------------------------------------------------------------------------------------------
Brominated        126-72-7         1-Propanol, 2,3-dibromo-, phosphate (3:1); Tris(2,3-dibromopropyl) phosphate; TRIS;
Flame Retardants                   Tris(2,3-dibromo-1 propyl) phosphate; Dibromopropyl phosphate, tris, 2,3-;
                                   Tris(2,3-Dibromopropyl) phosphate
----------------------------------------------------------------------------------------------------------------------------
Brominated        Group of         Polybrominated biphenyls; PBBs; PBDE; Firemaster.
Flame Retardants  Compounds
----------------------------------------------------------------------------------------------------------------------------
CFCs              Group of         Chlorofluorocarbons, CFCs
                  Compounds
----------------------------------------------------------------------------------------------------------------------------
Chlorinated       87-86-5          Pentachlorophenol; Phenol, pentachloro- ; Pentrachlorophenol;
Phenols                            PCP; Santophen 20; Penta
----------------------------------------------------------------------------------------------------------------------------
Halogenated       75-01-4          Vinyl chloride
Organics

----------------------------------------------------------------------------------------------------------------------------
Halogenated       67-66-3          Methane, trichloro- ; Chloroform; Trichloromethane; Methyl trichloride
Organics

----------------------------------------------------------------------------------------------------------------------------
Halogenated       75-09-2          Methane, dichloro- ; Methylene chloride; Dichloromethane;  Methylene Chloride;
Organics                           Methylene dichloride;
                                   Freon 30.

----------------------------------------------------------------------------------------------------------------------------
Halogenated       97-18-7          Phenol, 2,2'-thiobis[4,6-dichloro-; Phenol, 2,2'-thiobis(4,6-
Organics                           dichloro)-; 2,2'-Thiobis(4,6-dichlorophenol); Phenol, 2,2'-thiobis(4,6-dichloro-;
                                   Bithionol; Thiodichlorophenol, 2,2'-, bis[4,6-;
                                   2,2'-Dihydroxy-3,3',5,5'-tetrachlorodiphenyl sulfide; 2,2'-Dih
----------------------------------------------------------------------------------------------------------------------------
Halogenated       935-95-5         Phenol; 2,3,5,6-tetrachloro-; 2,3,5,6-Tetrachlorophenol;
Organics                           Tetrachlorophenol, 2,3,5,6-
----------------------------------------------------------------------------------------------------------------------------
Halogenated       1154-59-2        Benzamide, 3,5-dichloro-N-(3,4-dichlorophenyl)-2-hydroxy-; Tetrachlorosalicylanilide;
Organics                           3,3',4',5-Tetrachlorosalicylanilide;
                                   3,5-Dichlorosalicyl-3,4-dichloroanilide; Irgasan BS-200; TCSA
------------------------------------------------------------------------------------------------------------------------------
Halogenated       70-30-4          Phenol, 2,2'-methylenebis
Organics                           [3,4,6-trichloro- ; Hexachlorophene ; Phenol, 2,2'-methylenebis
                                   [3,4,6- trichloro- ; Phenol, 2,2'-methylenebis
                                   (3,4,6-trichloro- ; Nabac ; 2,2'-Methylenebis(3,4,6-
                                   trichlorophenol);  2,2'-Dihydroxy-3,3'5,5',6,6'-
                                   hexachlorod
----------------------------------------------------------------------------------------------------------------------------
Halogenated       3380-34-5        Triclosan; Phenol, 5-chloro-2-(2,4-dichlorophenoxy)-;
Organics                           2,4,4'-Trichloro-2'-hydroxydiphenyl      ether;
                                   5-Chloro-2-(2,4-dichlorophenoxy)phenol;
                                   CH-3565; Irgasan DP-300; Lexol 300.

----------------------------------------------------------------------------------------------------------------------------
Metals            7440-67-7        Zirconium, Zr
----------------------------------------------------------------------------------------------------------------------------
Metals            7439-97-6        Mercury, Quicksilver
----------------------------------------------------------------------------------------------------------------------------
Nitro Musks       83-66-9          Musk ambrette, Benzene, 1-(1,1-dimethylethyl) -2-methoxy-4-methyl-3,5- dinitro-
----------------------------------------------------------------------------------------------------------------------------
Nitro Musks       81-14-1          Musk ketone; Ethanone, 1-[4-(1,1-dimethylethyl)-2,6-dimethyl-3,5-dinitrophenyl]-;
                                   Acetophenone, 4'-tert-butyl-2',6'-dimethyl-3',5'-dinitro-
                                   -3,5-dimethyl-2,4,6-trinitro-; m-Xylene, 5-tert-butyl-2,4,6-
                                   trinitro-

----------------------------------------------------------------------------------------------------------------------------
Nitro Musks       81-15-2          Musk xylene; Benzene, 1-(1,1-dimethylethyl)
                                   -3,5-dimethyl-2,4,6-trinitro-; m-Xylene, 5-tert-butyl-2,4,6-
                                   trinitro-

----------------------------------------------------------------------------------------------------------------------------
Nitrosamines      Group of         Nitrosamines.
                  Compounds

----------------------------------------------------------------------------------------------------------------------------
NPEs/APEs         25154-52-3       Nonylphenol; NP
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
GROUP NAME        CAS NUMBER       NAMES
----------------------------------------------------------------------------------------------------------------------------
NPEs/APEs         67554-50-1       Octylphenol, Octylphenol ethoxylates

----------------------------------------------------------------------------------------------------------------------------
NPEs/APEs         9016-45-9        Nonylphenol ethoxylate; NPEs

----------------------------------------------------------------------------------------------------------------------------
Organic Solvents  111-15-9         Ethoxyethanol acetate
----------------------------------------------------------------------------------------------------------------------------
Organic Solvents  123-91-1         1,4-Dioxane; Dioxane; 1,4-Diethyleneoxide; p-Dioxane; Diethylene ether;
                                   1,4-Diethylenedioxide;  Dioxane,  1,4-;
                                   1,4-Diethylene  dioxide;  1,4-Diethylene oxide;
                                   para-Dioxane
----------------------------------------------------------------------------------------------------------------------------
Organic Solvents  109-86-4         Methoxyethanol

----------------------------------------------------------------------------------------------------------------------------
Organic Solvents  110-80-5         Ethoxyethanol

----------------------------------------------------------------------------------------------------------------------------
Organic Solvents  110-49-6         Methoxyethanol acetate
----------------------------------------------------------------------------------------------------------------------------
Organics          Not available    Acetylethyltetramethyltetralin, AETT
----------------------------------------------------------------------------------------------------------------------------
Organics          92-48-8          2H-1-Benzopyran-2-one, 6-methyl-; 6-Methylcoumarin; Coumarin, 6-methyl-;
                                   Methylcoumarin, 6-
----------------------------------------------------------------------------------------------------------------------------
Organotins        688-73-3         Tributyltin, Related compounds include: bis (tributyltin) oxide (CAS number 56-35-9);
                                   Dibutyltin DBT;  Triphenyltin  TPT;  Dioctyltin
                                   DOT;   Monooctyltin   MOT;   Tributyltin   TBT;
                                   Monobutyltin MBT; Tetrabutyltin TeBT
----------------------------------------------------------------------------------------------------------------------------
Phthalates        84-74-2          DBP; Dibutyl phthalate
----------------------------------------------------------------------------------------------------------------------------
Phthalates        28553-12-0       DINP; di-isononyl phthalate
----------------------------------------------------------------------------------------------------------------------------
Phthalates        117-81-7         DNOP; dioctyl phthalate
----------------------------------------------------------------------------------------------------------------------------
Phthalates        26761-40-0       DIDP; di-isodecyl phthalate
----------------------------------------------------------------------------------------------------------------------------
Phthalates        85-68-7          BBP; benzyl butyl phthalate
----------------------------------------------------------------------------------------------------------------------------
Phthalates        84-61-7          DCHP; dicyclohexyl phthalate
----------------------------------------------------------------------------------------------------------------------------
Phthalates        84-66-2          DEP; Diethyl phthalate; 1,2-Benzenedicarboxylic acid; diethyl ester; Diethyl phthalate;
                                   Phthalic acid, diethyl ester; Ethyl phthalate
----------------------------------------------------------------------------------------------------------------------------
Phthalates        117-81-7         DEHP; Di-(2-ethylhexyl) phthalate; Bis(2-ethylhexyl) phthalate
----------------------------------------------------------------------------------------------------------------------------
Phthalates        131-11-3         DMP; dimethyl phthalate
----------------------------------------------------------------------------------------------------------------------------
Plastics          80-05-7          Bisphenol-A; BPA; Phenol, 4,4'-(1-methylethylidene)bis-; Bisphenol A;
Intermediates                      4,4-Isopropylidenediphenol; Phenol, 4,4'-isopropylidenedi-;
                                   4,4'-Isopropylidenediphenol; Bisphenol A (.alpha.)
----------------------------------------------------------------------------------------------------------------------------

                        SCHEDULE 1: LICENSED TRADE MARKS

                  BURBERRY'S TRADE MARKS - CLASS 3 - REGISTERED

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID   REGISTERED OWNER     COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2373   Burberry Limited     Algeria      BURBERRY          3      001073      058605        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                              17-Jun-2000   17-Jun-2000
2392   Burberry Limited     Algeria      Burberry Check    3      001074      58606         REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                              17-Jun-2000   17-Jun-2000
31322  Burberry Limited     Algeria      BURBERRYS         3      516         61437         REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                              28-Sep-1981
2396   Burberry Limited     Algeria      Equestrian Knight 3      001075      58607         REG         Class 3: Non-medicated
                                         Device                                                         toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                              17-Jun-2000   17-Jun-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID   REGISTERED OWNER     COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2552   Burberry Limited     Andorra      BURBERRY          3      14.672      14.666        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                              25-May-2000
2566   Burberry Limited     Andorra      Burberry Check    3      14.674      14.669        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                              26-May-2000
2553   Burberry Limited     Andorra      Equestrian Knight 3      14.673      14.664        REG         Class 3: Non-medicated
                                         Device                                                         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                              25-May-2000
33099  Burberry Limited     Argentina    BURBERRY          3                  1548088       REG         Perfumery, essential oils,
                                                                                                        cosmetics; toilet products
                                                                                                        including toilet soaps, hair
                                                                                                        lotions, dentifrices, nail
                                                                                                        files of paper or emery
                                                                                                        cloth, deodorants and
                                                                                                        anti-perspirants for
                                                                                                        personal use.

54343  Burberry Limited     Argentina    BURBERRY CHECK    3      1966335     1581003       REG         Perfumery, essential oils,
                                                                                                        cosmetics; toilet products,
                                                                                                        including toilet soaps; hair
                                                                                                        lotions; dentifrices; nail
                                                                                                        files of paper or emery
                                                                                                        cloth; deodorants and
                                                                                                        anti-perspirants for
                                                                                                        personal use.

34082  Burberry Limited     Argentina    BURBERRYS         3      1700788     1827258       REG         All the goods in the class.
                                                                              27-Dec-1989

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID   REGISTERED OWNER     COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
36667  Burberry Limited     Argentina    EQUESTRIAN KNIGHT 3      1841006      1485419      REG         All goods in this class.
                                         Device

                                                                  05-May-1992  30-Nov-1993
33079  Burberry Limited     Argentina    PRORSUM Label     3                   1456660      REG         Perfumery, essential oils,
                                                                                                        cosmetics; toilet products
                                                                                                        including toilet soaps; hair
                                                                                                        lotions; dentifrices; nail
                                                                                                        files of paper or emery
                                                                                                        cloth; deodorants and
                                                                                                        anti-perspirants for
                                                                                                        personal use.

41564  Burberry Limited     Armenia      BURBERRYS         3      950167       3413         REG         Cosmetics (without-medicated
                                                                                                        additives); perfumes and
                                                                                                        perfumery products; soaps;
                                                                                                        essential oils; teeth and
                                                                                                        hair care preparations;
                                                                                                        shampoos; talcum powder;
                                                                                                        powder; bath foam; bath gel;
                                                                                                        shower gel;
                                                                                                        anti-perspirants;
                                                                                                        deodorants; deodorant
                                                                                                        sticks; toilet water; eau de
                                                                                                        cologne; eau de cologne
                                                                                                        spray; oil mist spray;
                                                                                                        shaving lotions; after shave
                                                                                                        lotions and emulsions,
                                                                                                        pre-shave lotions; shaving
                                                                                                        creams; shaving foams;
                                                                                                        shaving soaps, skin cream,
                                                                                                        anti-wrinkle cream;
                                                                                                        skin-moisturisers,
                                                                                                        moisture-creams; anti-aging
                                                                                                        eye balm; night cream; day
                                                                                                        cream; hand cream; body
                                                                                                        moisturisers; cleansing
                                                                                                        cream, depilatories; after
                                                                                                        shave preparations against
                                                                                                        skin irritation; sun tan
                                                                                                        lotions, oils, sprays and
                                                                                                        gels, bronzing lotions, oil
                                                                                                        mists and gels; oil free
                                                                                                        tanning mist, after sun
                                                                                                        moisturisers; protectors
                                                                                                        against ultra sun rays.
                                                                  20-Nov-1995  24-Jul-1998
30356  Burberry Limited     Australia    BURBERRY          3      530991       A530991      REG         All goods in this class
                                                                                                        including non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  21-Mar-1990  21-Mar-1990
2149   Burberry Limited     Australia    Burberry Check    3      824600       824600       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  23-Feb-2000     08-May-2001

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID   REGISTERED OWNER     COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
30363  Burberry Limited     Australia    EQUESTRIAN KNIGHT 3      531211       A531211      REG         All goods included in this
                                         Device                                                         class including
                                                                                                        non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations for
                                                                                                        the teeth included in this
                                                                                                        class and cosmetic
                                                                                                        preparations for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants,
                                                                                                        eau-de-cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  22-Mar-1990  22-Mar-1990
31453  Burberry Limited     Austria      BURBERRY          3                   90439        REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               09-Feb-1979
45472  Burberry Limited     Austria      BURBERRY CHECK    3      AM917/95     159829       REG         Class 3: Cosmetics and
                                                                                                        cleaning preparations.

                                                                  17-Feb-1995  14-Sep-1995
31452  Burberry Limited     Austria      BURBERRYS         3                   90438        REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.
                                                                               09-Feb-1979
40569  Burberry Limited     Azerbaijan   BURBERRYS         3      94.0817      981249       REG         Non-medicated toilet
                                                                                                        preparations; cosmetics;
                                                                                                        perfumes, perfumery, soaps,
                                                                                                        essential oils, preparations
                                                                                                        for the teeth and hair;
                                                                                                        shampoos; talc, dusting
                                                                                                        powder, bath foam, bath gel,
                                                                                                        shower gel;
                                                                                                        anti-perspirants,
                                                                                                        deodorants, deodorant
                                                                                                        sticks; toilet water, eau de
                                                                                                        toilette, cologne, cologne
                                                                                                        spray, oil mist spray;
                                                                                                        shaving lotion, after shave,
                                                                                                        after shave emulsion,
                                                                                                        pre-shave lotion, shaving
                                                                                                        cream, shaving foam, shaving
                                                                                                        soap, skin creams,
                                                                                                        anti-wrinkle creams,
                                                                                                        moisturisers, moisture
                                                                                                        cream, anti-ageing eye balm,
                                                                                                        night cream, day cream, hand
                                                                                                        cream, body moisturiser,
                                                                                                        cleansing cream,
                                                                                                        depilatories, razor burn
                                                                                                        soother, sun tan lotions,
                                                                                                        oils, sprays, mists and
                                                                                                        gels, bronzing oil mist, oil
                                                                                                        free tanning mist, bronzing
                                                                                                        gels, mists and sprays,
                                                                                                        after sun moisturiser, self
                                                                                                        tanning lotions, ultra sun
                                                                                                        block.
                                                                               08-Sep-1994  27-Jul-1998

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID   REGISTERED OWNER     COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2487   Burberry Limited     Bahrain      BURBERRY          3      1705/2000    28044        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  26-Jul-2000  26-Jul-2002
2500   Burberry Limited     Bahrain      Burberry Check    3      1708/2000    28047        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  26-Jul-2000  26-Jul-2000
54542  Burberry Limited     Bahrain      BURBERRYS         3      446/97       21833        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri;
                                                                                                        all included in Class 3.

                                                                  31-Mar-1997  31-Mar-1997
2493   Burberry Limited     Bahrain      Equestrian Knight 3      1709/2000    28048        REG         Class 3: Non-medicated
                                         Device                                                         toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  26-Jul-2000  26-Jul-2000
2515   Burberry Limited     Bahrain      PRORSUM           3      1710/2000    28049        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  26-Jul-2000  26-Jul-2000
2350   Burberry Limited     Barbados     BURBERRY          3      81/9842      81/9842      REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  27-Jun-2000  30-May-2001
2372   Burberry Limited     Barbados     Burberry Check    3                   81/15717     REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-May-2000  25-Jul-2001

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID   REGISTERED OWNER     COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
40570  Burberry Limited     Belarus      BURBERRYS         3      2764-03      5898         REG         Soaps, perfumery, scents,
                                                                                                        eau de toilette, eau de
                                                                                                        Cologne, deodorants for
                                                                                                        personal use, essential
                                                                                                        oils, oils for scents,
                                                                                                        cosmetics (without medicinal
                                                                                                        additions), shaving
                                                                                                        preparations, antiseptics to
                                                                                                        be used when shaving,
                                                                                                        depilatories, cosmetic
                                                                                                        preparations for baths,
                                                                                                        talc, powder, cosmetic
                                                                                                        preparations for skin care,
                                                                                                        skin creams, sun-tan
                                                                                                        cosmetics, hair lotions,
                                                                                                        shampoos, dentifrices.

                                                                  09-Jun-1994  12-Mar-1997
31675  Burberry Limited     Benelux      BURBERRY          3                   344477       REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               08-Oct-1976
31680  Burberry Limited     Benelux      BURBERRY CHECK    3      624442       351957       REG         Class 3 - Toilet
                                                                                                        preparations and toilet
                                                                                                        articles belonging to this
                                                                                                        class; perfumes,
                                                                                                        perfumeries; cosmetics,
                                                                                                        soaps, preparations for
                                                                                                        mouth and teeth care, hair
                                                                                                        care preparations.

                                                                               16-May-1978
31686  Burberry Limited     Benelux      BURBERRY CHECK    3                   397701       REG         Class 3 - Toilet
                                         (blue)                                                         preparations and articles,
                                                                                                        as far as not falling in
                                                                                                        other classes; perfumes and
                                                                                                        perfumery, cosmetics, soaps,
                                                                                                        preparations for care of the
                                                                                                        teeth, oral cavity and hear.

                                                                               21-Jun-1984

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID   REGISTERED OWNER     COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
31679  Burberry Limited     Benelux      BURBERRYS         3      627339       355157       REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, soaps; toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.
                                                                  17-Nov-1978  17-Nov-1978
2351   Burberry Limited     Bermuda      BURBERRY          3      32787        32787        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  03-Jan-2001  03-Jan-2001
2374   Burberry Limited     Bermuda      Burberry Check    3      32790        32790        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  03-Jan-2001  03-Jan-2001
31708  Burberry Limited     Bolivia      BURBERRYS         3                   58502A       REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.
                                                                  27-Jun-1980  30-Jan-1981
43616  Burberry Limited     Brazil       BURBERRYS         3      818342730    818342730    REG         Non-medicated toilet
                                                                                                        preparations; cosmetics;
                                                                                                        perfumes, perfumery, soaps,
                                                                                                        essential oils, preparations
                                                                                                        for the teeth and hair;
                                                                                                        shampoos; talc, dusting
                                                                                                        powder, bath foam, bath gel,
                                                                                                        shower gel;
                                                                                                        anti-perspirants,
                                                                                                        deodorants, deodorant
                                                                                                        sticks; eau de toilette,
                                                                                                        toilet water, cologne,
                                                                                                        cologne spray, oil mist
                                                                                                        spray; shaving lotion, after
                                                                                                        shave, after shave emulsion,
                                                                                                        pre-shave lotion, shaving
                                                                                                        cream, shaving foam, shaving
                                                                                                        soap, skin creams,
                                                                                                        anti-wrinkle creams,
                                                                                                        moisturisers, moisture
                                                                                                        cream, anti-ageing eye balm,
                                                                                                        body moisturiser, razor burn
                                                                                                        soother, bronzing gel.

                                                                  07-Mar-1995  22-Apr-1997
31743  Burberry Limited     Brazil       PRORSUM Label     3      23730-80     800237307    REG         Perfumery and hygiene
                                                                                                        products, and toiletry
                                                                                                        articles in general.

                                                                  26-Aug-1980  26-Aug-1980

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID   REGISTERED OWNER     COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2567   Burberry Limited     Bulgaria     BURBERRY          3      50441        40549        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  14-Jun-2000  09-Oct-2001
2569   Burberry Limited     Bulgaria     Burberry Check    3      50442        41252        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  14-Jun-2000  14-Jan-2002
2568   Burberry Limited     Bulgaria     Equestrian Knight 3      50440        40253        REG         Class 3: Non-medicated
                                         Device                                                         toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  14-Jun-2000  10-Jul-2001
31750  Burberry Limited     Canada       BURBERRY          3      109603       40313        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.
                                                                               28-Jul-1926
2379   Burberry Limited     Canada       Burberry Check    3      1075218      TMA590,925   REG         Non-medicated toilet
                                                                                                        preparations, namely eau de
                                                                                                        perfume, eau de toilette and
                                                                                                        shower gel, perfumes, soaps,
                                                                                                        shampoos, and shaving
                                                                                                        preparations, namely
                                                                                                        after-shaves. non-medicated
                                                                                                        toilet preparations;
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils for
                                                                                                        personal use, shaving
                                                                                                        preparations and pot pourri.
                                                                                                        Anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  15-Sep-2000  29-Sep-2003

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID   REGISTERED OWNER     COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
31754  Burberry Limited     Canada       BURBERRYS         3      509902       295769       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  26-Sep-1983  05-Oct-1984
34952  Burberry Limited     Canada       EQUESTRIAN KNIGHT 3      704983       471453       REG         Non-medicated toilet
                                         Device                                                         preparations, namely, eau de
                                                                                                        parfum spray, body
                                                                                                        moisturiser, body cream,
                                                                                                        bath gel and dusting powder,
                                                                                                        perfumes, and soaps.

                                                                  12-May-1992  21-Feb-1997
2356   Burberry Limited     Cayman       BURBERRY          3      2225986      2225986      REG         Class 3: Non-medicated
                            Islands                                                                     toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  15-Mar-2000  15-Mar-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2381    Burberry Limited    Cayman       Burberry Check    3      2225922      2225922      REG         Class 3: Non-medicated
                            Islands                                                                     toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  15-Mar-2000  15-Mar-2000
2431    Burberry Limited    Chile        BURBERRY          3      488853       580030       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  05-Jun-2000  24-Oct-2000
2470    Burberry Limited    Chile        Burberry Check    3      488865       579701       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  05-Jun-2000  20-Oct-2000
31766P1 Burberry Limited    Chile        BURBERRYS         3      72224        368249       REG         Toilette preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations; soaps,
                                                                                                        toilette preparations for
                                                                                                        the teeth and for the hair

                                                                  17-Jun-1980  08-May-1981
31766   Burberry Limited    Chile        BURBERRYS         3      72224        598742       REG         Toilette preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations; soaps,
                                                                                                        toilette preparations for
                                                                                                        the teeth and for the hair

                                                                  17-Jun-1980  08-May-1981

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2443    Burberry Limited    Chile        Equestrian Knight 3      488863       579700       REG         Class 3: Non-medicated
                                         Device                                                         toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  05-Jun-2000  20-Oct-2000
31762   Burberry Limited    Chile        PRORSUM Label     3      171.106      370051       REG         Toilette preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations; soaps,
                                                                                                        toilette preparations for
                                                                                                        teeth and hair.

                                                                  21-Mar-1991  18-Jun-1991
2209/
WP-CN   Burberry Limited    China        BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.
                                                                  25-Apr-2000  25-Apr-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2211/
WP-CN   Burberry Limited    China        Burberry Check    3      732879       7321879      REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2002
2210/
WP-CN   Burberry Limited    China        Equestrian Knight 3      732707       732707       REG         Class 3: Non-medicated
                                         Device                                                         toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2014    Burberry Limited    China        PRORSUM           3      9900078148   1446247      REG         Cakes of toilet soap; facial
                                                                                                        cleanser; liquid soap
                                                                                                        product; perfumes eaux de
                                                                                                        cologne; toilet waters;
                                                                                                        essential oils; toothpaste;
                                                                                                        polishes (denture); hair
                                                                                                        oil; hair dyes; waving
                                                                                                        preparations for the hair;
                                                                                                        soap; shampoos; Shampoos for
                                                                                                        pets; antiperspirants
                                                                                                        (toiletries); deodorants for
                                                                                                        personal use; shaving
                                                                                                        preparations; pot pourri.

                                                                  07-Jul-1999  21-Sep-2000
2007    Burberry Limited    China        PRORSUM           3      9900078148   1446274      REG         cakes of toilet soap; facial
                                                                                                        cleanser; liquid soap
                                                                                                        product; perfumes; eaux de
                                                                                                        cologne; toilet waters;
                                                                                                        essential oils; toothpaste;
                                                                                                        polishes (denture); hair
                                                                                                        oil; hair dyes; waving
                                                                                                        prepartions for the hair;
                                                                                                        soap; shampoos; shampoos for
                                                                                                        pets; antiperspirants
                                                                                                        (toiletries); deodorants for
                                                                                                        personal use; shaving
                                                                                                        preparations; pot pourri

                                                                  07-Jul-1999  21-Sep-2000
2432    Burberry Limited    Colombia     BURBERRY          3      00038303     233228       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  24-May-2000  16-Feb-2001
2471    Burberry Limited    Colombia     Burberry Check    3      00044677     2341113      REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  15-Jun-2000  20-Apr-2001
33608  Burberry Limited     Colombia     BURBERRYS         3      290413       135810       REG         Bleaching preparations and
                                                                                                        other substances for laundry
                                                                                                        use; cleaning, polishing,
                                                                                                        scouring and abrasive
                                                                                                        preparations; soaps;
                                                                                                        perfumery, essential oils,
                                                                                                        cosmetics, hair lotions and
                                                                                                        dentifrices.

                                                                               16-Aug-1991
2444    Burberry Limited    Colombia     Equestrian Knight 3      00042764     233918       REG         Class 3: Non-medicated
                                         Device                                                         toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  08-Jun-2000  20-Apr-2001
33182   Burberry Limited    Colombia     PRORSUM Label     3      307131       143256       REG         Bleaching preparations and
                                                                                                        other substances for laundry
                                                                                                        use; cleaning, polishing,
                                                                                                        scouring and abrasive
                                                                                                        preparations; soaps;
                                                                                                        perfumery, essential oils,
                                                                                                        cosmetics, hair lotions and
                                                                                                        dentifrices.

                                                                  09-Aug-1989  13-Jul-1993

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2433    Burberry Limited    Costa Rica   BURBERRY          3                   748-7989     REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  31-May-2000  13-Mar-2001
2472    Burberry Limited    Costa Rica   Burberry Check    3                   784-7989     REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  31-May-2000  14-Mar-2001
31780   Burberry Limited    Costa Rica   BURBERRYS         3                   60432        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                               26-Mar-1982
2445    Burberry Limited    Costa Rica   Equestrian Knight 3                   752-7989     REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  31-May-2000  13-Mar-2001
31771   Burberry Limited    Costa Rica   PRORSUM Label     3                   58691        REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and the hair.

                                                                  08-Aug-1980  29-Apr-1981
2570    Burberry Limited    Croatia      BURBERRY          3      Z 20000957A  Z20000957    REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  30-Jun-2000  10-Sep-2001
2576    Burberry Limited    Croatia      Burberry Check    3      Z20000960A   Z20000960    REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  30-Jun-2000  11-Sep-2001
2575    Burberry Limited    Croatia      Equestrian Knight 3      Z 20000963A  Z20000963    REG         Class 3: Non-medicated
                                         Device                                                         toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  30-Jun-2000  10-Sep-2001

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2209/
WP-CU   Burberry Limited    Cuba         BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000  25-Apr-2000
2211/
WP-CU   Burberry Limited    Cuba         Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2210/
WP-CU   Burberry Limited    Cuba         Equestrian Knight 3      732707       732707       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000
31785   Burberry Limited    Cuba         PRORSUM Label     3      219204       113610       REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                  03-Nov-1980  28-Apr-1983
31793   Burberry Limited    Cyprus       BURBERRYS         3                   21601        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eaux de
                                                                                                        cologne and toilet water.

                                                                  10-Jun-1981  08-Jun-1981
31806   Burberry Limited    Czech        BURBERRY          3      164923       164923       REG         Non-medicated toilet
                            Republic                                                                    preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  10-Jun-1981  10-Jun-1981

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2209/
WP-CZ   Burberry Limited    Czech        BURBERRY          3      733385       733385       REG         Non-medicated toilet
                            Republic                                                                    preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000  25-Apr-2000
2211/
WP-CZ   Burberry Limited    Czech      Burberry Check      3      732879       732879       REG         Class 3: Non-medicated
                            Republic                                                                    toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2210/
WP-CZ   Burberry Limited    Czech        Equestrian Knight 3      732707       732707       REG         Class 3: Non-medicated
                            Republic     Device                                                         toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000
31816   Burberry Limited    Denmark      BURBERRY          3      4496/76      4186-1977    REG         Class 3: Toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, toilet preparations
                                                                                                        for the teeth and for the
                                                                                                        hair.

                                                                  11-Oct-1976  09-Dec-1977
31826   Burberry Limited    Denmark      BURBERRYS         3                   1903/1979    REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               29-Jun-1979
31833   Burberry Limited    Dominican    BURBERRYS         3      31094        31094        REG         Toilet preparations,
                            Republic                                                                    perfumes, cosmetic
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               24-Oct-1980

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2434    Burberry Limited    Ecuador      BURBERRY          3      104732/00    12703-01     REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  07-Jun-2000  22-Aug-2001
2473    Burberry Limited    Ecuador      Burberry Check    3      104731/00    12702/01     REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  07-Jun-2000  22-Aug-2001
31861   Burberry Limited    Egypt        BURBERRYS         3                   59336        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                               07-Jul-1985
2677    Burberry Limited    El Salvador  BURBERRY          3      692-2000     218 Book 144 REG        Class 3 - Toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations;
                                                                                                        soaps, toilet preparations
                                                                                                        for teeth and for the hair.

                                                                  01-Feb-2000  19-Nov-2001
31881   Burberry Limited    El Salvador  PRORSUM Label     3                   58 Book 125  REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations; soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               05-Jan-1990

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2209/
WP-EE   Burberry Limited    Estonia      BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000  25-Apr-2000
2211/
WP-EE   Burberry Limited    Estonia      Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
40576   Burberry Limited    Estonia      BURBERRYS         3      8815         18163        REG         Non-medicated toilet
                                                                                                        preparations; cosmetics;
                                                                                                        perfumes, perfumery, soaps,
                                                                                                        essential oils, preparations
                                                                                                        for the teeth and hair;
                                                                                                        shampoos; talc, dusting
                                                                                                        powder, bath foam, bath gel,
                                                                                                        shower gel;
                                                                                                        anti-perspirants,
                                                                                                        deodorants, deodorant
                                                                                                        sticks; toilet water, eau de
                                                                                                        toilette, cologne, cologne
                                                                                                        spray, oil mist spray;
                                                                                                        shaving lotion, after shave,
                                                                                                        after shave emulsion,
                                                                                                        pre-shave lotion, shaving
                                                                                                        cream, shaving foam, shaving
                                                                                                        soap, skin creams,
                                                                                                        anti-wrinkle creams,
                                                                                                        moisturisers, moisture
                                                                                                        cream, anti-ageing eye balm,
                                                                                                        night cream, day cream, hand
                                                                                                        cream, body moisturiser,
                                                                                                        cleansing cream,
                                                                                                        depilatories, razor burn
                                                                                                        soother, sun tan lotions,
                                                                                                        oils, sprays, mists and
                                                                                                        gels, bronzing oil mist, oil
                                                                                                        free tanning mist, bronzing
                                                                                                        gels, mists and sprays,
                                                                                                        after sun moisturiser, self
                                                                                                        tanning lotions, ultra sun
                                                                                                        block.

                                                                  12-Oct-1993  11-Jan-1996
2210/
WP-EE   Burberry Limited    Estonia      Equestrian Knight 3      732707       732707       REG         Class 3: Non-medicated
                                         Device                                                         toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
62002   Burberry Limited    European     BURBERRY          3      1058312      001058312    REG         Class 3: Non-medicated
                            Union                                                                       toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  26-Jan-1999  26-Jan-1999
2256    Burberry Limited    European     Burberry Check    3      001591601    001591601    REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  27-Mar-2000  15-Feb-2002

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2242    Burberry Limited    European     Equestrian Knight 3      001591577    001591577    REG         Class 3: Non-medicated
                            Union        Device                                                         toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  27-Mar-2000  05-Feb-2002
62977   Burberry Limited    European     PRORSUM           3      1235829      1235829      REG         Class 3: Non-medicated
                            Union                                                                       toilet preparations,
                                                                                                        perfumes, eaux de cologne
                                                                                                        and toilet waters; essential
                                                                                                        oils, cosmetics preparations
                                                                                                        for the teeth and for the
                                                                                                        hair, soaps, shampoos;
                                                                                                        anti-perspirants and
                                                                                                        deodorants, shaving
                                                                                                        preparations, pot pourri.

                                                                  06-Jul-1999  06-Jul-1999

61053   Burberry Limited    European     THOMAS BURBERRY   3      936195       000936195    REG         Class 3: Non-medicated
                            Union        crossed flag                                                   toilet preparations,
                                         device                                                         perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  11-Sep-1998  11-Sep-1998

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2872    Burberry Limited    European     Thomas Burberry   3      002530350    002530350    REG         Class 3: Non-medicated
                            Union        Label                                                          toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  10-Jan-2002  04-Jul-2003
31896   Burberry Limited    Finland      BURBERRY          3                   78873        REG         Toilet preparations,
                                                                                                        perfumes, cosmetics,
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair (Class 3).

                                                                  10-Nov-1978  21-Sep-1981
31897   Burberry Limited    Finland      BURBERRYS         3                   78874        REG         Toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair (Class 3).

                                                                               21-Sep-1981
31906   Burberry Limited    Finland      PRORSUM Label     3                   83788        REG         Class 3 - Toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, toilet preparations
                                                                                                        for the teeth and for the
                                                                                                        hair.

                                                                               05-Jan-1983
31926   Burberry Limited    France       BURBERRY          3                   1373362      REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               14-Oct-1976
2209/
WP-GE   Burberry Limited    Georgia      BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000  25-Apr-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2211/
WP-GE   Burberry Limited    Georgia      Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000
40575   Burberry Limited    Georgia      BURBERRYS         3      006100/03    4580         REG         Non-medicated toilet
                                                                  (731/03-94                            preparations; cosmetics;
                                                                                                        perfumes, perfumery, soaps,
                                                                                                        essential oils, preparations
                                                                                                        for the teeth and hair;
                                                                                                        shampoos; talc, dusting
                                                                                                        powder, bath foam, bath gel,
                                                                                                        shower gel;
                                                                                                        anti-perspirants,
                                                                                                        deodorants, deodorants
                                                                                                        sticks; toilet water, eau de
                                                                                                        toilette, eau de cologne,
                                                                                                        cologne spray, oil mist
                                                                                                        spray; shaving lotion, after
                                                                                                        shave lotion, after shave
                                                                                                        emulsion, pre-shave lotion,
                                                                                                        shaving cream, shaving foam,
                                                                                                        shaving soap, skin cream,
                                                                                                        anti-wrinkle creams,
                                                                                                        moisturisers, moisture
                                                                                                        cream, anti-ageing eye balm,
                                                                                                        night cream, day cream, hand
                                                                                                        cream, body moisturiser,
                                                                                                        cleaning cream,
                                                                                                        depilatories, razor burn
                                                                                                        soother, sun tan lotions,
                                                                                                        oils, sprays, mists and
                                                                                                        gels, bronzing oil mist, oil
                                                                                                        free tanning mist, bronzing
                                                                                                        gels, mists and sprays,
                                                                                                        after sun moisturiser, self
                                                                                                        tanning lotions, ultra sun
                                                                                                        block.

                                                                  14-Jun-1994  07-Feb-1997
2210/
WP-GE   Burberry Limited    Georgia      Equestrian Knight 3      732707       732707       REG         Class 3: Non-medicated
                                         Device                                                         toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000
34020   Burberry Limited    Germany      BURBERRY CHECK                        1091204      REG         Soaps, perfumes, essential
                                         (Burberrys (top))                                              oils, products for body and
                                                                                                        beauty care, hair lotions
                                                                                                        and shampoos, shaving
                                                                                                        lotions, tooth cleaning
                                                                                                        products.

                                                                  06-Aug-1985  09-May-1986

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
34021   Burberry Limited    Germany      BURBERRY CHECK    3      B77418/18WZ  1091205      REG         Soaps, perfumes, essential
                                         (Prorsum label)                                                oils, products for body
                                                                                                        and beauty care, hair
                                                                                                        lotions and shampoos,
                                                                                                        shaving lotions, tooth
                                                                                                        cleaning products.

                                                                  06-Aug-1985  09-May-1986
31993   Burberry Limited    Germany      BURBERRYS         3      W53979       643624       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  26-Jun-1981  26-Jun-1981
34401   Burberry Limited    Germany      BURBERRYS         3      B93959/3WZ   2016690      REG         Perfumery agents for rooms
                                                                                                        in the form of dried leaves,
                                                                                                        flowers and fruits;
                                                                                                        cosmetics, perfumery, soaps,
                                                                                                        shampoos, deodorants for
                                                                                                        personal and non-personal
                                                                                                        use, eau de cologne and
                                                                                                        toilet waters, essential
                                                                                                        oils.

                                                                  16-Oct-1991  08-Jul-1992
31977   Burberry Limited    Germany      BURBERRYS         3                   988664       REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               23-Nov-1978

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
34400   Burberry Limited    Germany      EQUESTRIAN KNIGHT 3      B93960/3WZ   2016691      REG         Perfumery agents for rooms
                                         Device                                                         in the form of dried leaves,
                                                                                                        flowers and fruits;
                                                                                                        cosmetics, perfumery, soaps,
                                                                                                        shampoos, deodorants for
                                                                                                        personal and non-personal
                                                                                                        use, eau de cologne and
                                                                                                        toilet waters, essential
                                                                                                        oils.

                                                                  16-Oct-1991  08-Jul-1992
31975   Burberry Limited    Germany      PRORSUM Label     3                   986187       REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               06-Jan-1979
2558    Burberry Limited    Gibraltar    BURBERRY          3                   8380         REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                               13-Oct-2000
2474    Burberry Limited    Guatemala    Burberry Check    3      6877         109517       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  17-Aug-2000  11-Apr-2001

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
32012   Burberry Limited    Guatemala    BURBERRYS         3                   45092        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  22-Dec-1981  29-Sep-1983
32010   Burberry Limited    Guatemala    PRORSUM Label     3                   43758        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations;
                                                                                                        soaps; non-medicated toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                  10-Sep-1980  22-Jul-1982
32030   Burberry Limited    Guyana       BURBERRYS         3                   11249A       REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations; soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               25-Sep-1980
32029   Burberry Limited    Guyana       PRORSUM Label     3                   11248A       REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations; soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               25-Sep-1980
51892   Burberry Limited    Hong Kong    BURBERRY          3      10126/1996   8477/1997    REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        perfumery, cosmetic
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, shower and bath
                                                                                                        gels, skin creams, dusting
                                                                                                        powder, talc, deodorants,
                                                                                                        anti-perspirants, oil mist
                                                                                                        sprays, bronzing gels,
                                                                                                        moisturising and cleansing
                                                                                                        preparations, eau-de-cologne
                                                                                                        and toilet water, essential
                                                                                                        oils, shaving preparations,
                                                                                                        pot pourri.

                                                                  14-Aug-1996  14-Aug-1996
2091    Burberry Limited    Hong Kong    BURBERRY          3      3636/2000    12316/2000   REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  23-Feb-2000  23-Feb-2000
2034    Burberry Limited    Hong Kong    PRORSUM           3      8782/1999    5073/2000    REG         Non-medicated toilet
                                                                                                        preparations; perfumes; eau
                                                                                                        de cologne and toilet water;
                                                                                                        essential oils; cosmetic
                                                                                                        preparations for the teeth
                                                                                                        and for the hair; soaps,
                                                                                                        shampoos; anit-persipirants
                                                                                                        and deodorants; shaving
                                                                                                        preparations; pot pourris.

                                                                  08-Jul-1999  08-Jul-1999

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2209/
WP-HU   Burberry Limited    Hungary      BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000  25-Apr-2000
2211/
WP-HU   Burberry Limited    Hungary      Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
32057   Burberry Limited    Hungary      BURBERRYS         3      2253/907/    123026       REG         Non-medicated toilet
                                                                  1981                                  preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  12-Jun-1981  12-Jun-1981
2210/
WP-HU   Burberry Limited    Hungary      Equestrian Knight 3      732707       732707       REG         Class 3: Non-medicated
                                         Device                                                         toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2209/
WP-IS   Burberry Limited    Iceland      BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourr.

                                                                  25-Apr-2000  25-Apr-2000
32063   Burberry Limited    India        BURBERRYS         3      376900       B376900      REG

                                                                  10-Jun-1981  10-Jun-1981
2096    Burberry Limited    Indonesia    BURBERRY          3      D004358      472181       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  09-Mar-2000  05-Apr-2001
2157    Burberry Limited    Indonesia    Burberry Check    3      D004356      472180       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  09-Mar-2000  05-Apr-2001
31929   Burberry Limited    Indonesia    BURBERRYS         3                   519518       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  20-Jul-1991  03-Mar-1993
34024   Burberry Limited    Iran         BURBERRYS         3      78705        53924        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  27-Jun-1981  27-Jun-1981

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
31872   Burberry Limited    Ireland      PRORSUM Label     3                   B92298       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, soaps;
                                                                                                        non-medicated toilet
                                                                                                        preparations for the teeth
                                                                                                        and the hair.

                                                                               06-Oct-1976
32071   Burberry Limited    Israel       BURBERRY          3      50809        50809        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  16-Jun-1980  16-Sep-1980
2501    Burberry Limited    Israel       Burberry Check    3      137571       137571       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  09-May-2000  09-May-2001
2494    Burberry Limited    Israel       Equestrian Knight 3      137574       137574       REG         Class 3: Non-medicated
                                         Device                                                         toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  09-May-2000  09-May-2000
32097   Burberry Limited    Italy        BURBERRY          3      35059C/76    758962       REG         Class 3: Toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, toilet preparations
                                                                                                        for the teeth and for the
                                                                                                        hair.

                                                                  19-Oct-1976  04-Feb-1985

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2211/
WP-IT   Burberry Limited    Italy        Burberry Check    3      732879         732879     REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de Cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                                 11-Jun-2001
30870   Burberry Limited    Italy        BURBERRYS         3      39667C/90      589806     REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  23-Apr-1990    01-Mar-1993
32078   Burberry Limited    Italy        BURBERRYS         3                     712894     REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, toilet preparations
                                                                                                        for the teeth and for the
                                                                                                        hair.

                                                                  26-Feb-1965    15-Mar-1967
2787    Burbery Limited     Italy        Burberry Check    3      FI2000C001533  932077     REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  16-Nov-2000    14-Jul-2004

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
30871   Burberry Limited    Italy        EQUESTRIAN KNIGHT 3      39668C/90    589807       REG         Class 3: Non-medicated
                                         Device                                                         toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  23-Apr-1990  01-Mar-1993
32094   Burberry Limited    Italy        PRORSUM Label     3                   713161       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, toilet preparations
                                                                                                        for the teeth and for the
                                                                                                        hair.

                                                                  10-Mar-1965  17-Mar-1967
30891   Burberry Limited    Jamaica      BURBERRY          3      3/1778       B20123       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  16-Jun-1981  16-Jun-1981
2397    Burberry Limited    Jamaica      Burberry Check    3      3/4096       37229        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  09-May-2000  09-May-2000
30944   Burberry Limited    Japan        BURBERRY          3      53-84873     1582716      REG         Toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               27-Apr-1983
2649    Burberry Limited    Japan        BURBERRY BLUE     3      2000-61983   4476784      REG         Class 3: Shampoos, cleansing
                                         LABEL                                                          preparations for the
                                                                                                        skin,and other soaps;
                                                                                                        essential oils, pot pourri,
                                                                                                        and other fragrance and
                                                                                                        flavourings; eau de
                                                                                                        colognes, and other toilet
                                                                                                        waters, shaving creams, hair
                                                                                                        cosmetics, perfumes and
                                                                                                        other cosmetics;
                                                                                                        dentifrices.

                                                                  06-Jun-2000  25-May-2001

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2211/
WP-JP   Burberry Limited    Japan        Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000
32424   Burberry Limited    Japan        BURBERRY CHECK    3      13031/1986   2168116      REG
                                                                               29-Sep-1989
30914   Burberry Limited    Japan        BURBERRYS         3                   721626       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        toilet soaps; toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               30-Sep-1966
30980   Burberry Limited    Japan        BURBERRYS in      3                   2117568      REG         Soaps, cosmetics and
                                         Katakana                                                       perfumes.
                                         Characters

                                                                               21-Feb-1989
30922   Burberry Limited    Japan        BURBERRYS OF      3                   1517012      REG         Toilet goods.
                                         LONDON                                25-May-1982

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2210/
WP-JP   Burberry Limited    Japan        Equestrian        3      732707       732707       REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000
2652    Burberry Limited    Japan        Equestrian        3      2000-61982   4493209      REG         Class 3: Shampoos, cleansing
                                         Knight Device                                                  preparations for the skin
                                                                                                        (excluding medical use), and
                                                                                                        other soaps; essential oils,
                                                                                                        pot pourri, and other
                                                                                                        fragrance and flavourings;
                                                                                                        eau de colognes, and other
                                                                                                        toilet waters, shaving
                                                                                                        creams, hair cosmetics,
                                                                                                        perfumes and other
                                                                                                        cosmetics; dentifrices.

                                                                  06-Jun-2000  19-Jul-2001
2005    Burberry Limited    Japan        PRORSUM           3      63824/1999   4434995      REG         Class 3: Shampoos and other
                                                                                                        soaps; potpourri and another
                                                                                                        fragrances and flavourings;
                                                                                                        perfumes, eaux de cologne,
                                                                                                        shaving toilet water, toilet
                                                                                                        waters, deodorants for
                                                                                                        personal use, shaving
                                                                                                        preparations, bath salts and
                                                                                                        other cosmetics;
                                                                                                        dentifrices.

                                                                  15-Jul-1999  24-Nov-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
51893   Burberry Limited    Jordan       BURBERRYS         3      43820        43820        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        perfumery, cosmetic
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, shower and bath
                                                                                                        gels, skin creams, dusting
                                                                                                        powder, talc, deodorants,
                                                                                                        anti-perspirants, oil mist
                                                                                                        sprays, bronzing gel,
                                                                                                        moisturising and cleansing
                                                                                                        preparations, eau-de-cologne
                                                                                                        and toilet water, essential
                                                                                                        oils, shaving preparations,
                                                                                                        pot pourri.

                                                                  13-Oct-1996  13-Oct-1996
40571   Burberry Limited    Kazakhstan   BURBERRYS         3      6085         6840         REG         Non-medicated toilet
                                                                                                        preparations, cosmetics,
                                                                                                        perfumes, perfumery, soaps,
                                                                                                        essential oils, preparations
                                                                                                        for the teeth and hair,
                                                                                                        shampoos; talc, dusting
                                                                                                        powder, bath foam, bath gel,
                                                                                                        shower gel;
                                                                                                        anti-perspirants,
                                                                                                        deodorants, deodorant
                                                                                                        sticks; toilet water, eau de
                                                                                                        toilette, cologne, cologne
                                                                                                        spray, oil mist spray;
                                                                                                        shaving lotion, after shave,
                                                                                                        after shave emulsion,
                                                                                                        pre-shave lotion, shaving
                                                                                                        cream, shaving foam, shaving
                                                                                                        soap, skin creams,
                                                                                                        anti-wrinkle creams,
                                                                                                        moisturisers, moisture
                                                                                                        cream, anti-ageing eye balm,
                                                                                                        night cream, day cream, hand
                                                                                                        cream, body moisturiser,
                                                                                                        cleansing cream,
                                                                                                        depilatories, razor burn
                                                                                                        soother, sun tan lotions,
                                                                                                        oils, sprays, mists and
                                                                                                        gels, bronzing oil mist, oil
                                                                                                        free tanning mist, bronzing
                                                                                                        gels, mists and sprays,
                                                                                                        after sun moisturiser, self
                                                                                                        tanning lotions, ultra sun
                                                                                                        block.

                                                                  01-Jul-1994  11-May-1998
31011   Burberry Limited    Kenya        BURBERRY          3      28694        28694        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  11-Jun-1981  11-Jun-1981

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
2209/
WP-KE   Burberry Limited    Kenya        BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

2209/                                                             25-Apr-2000  25-Apr-2000
WP-KP   Burberry Limited    Korea        BURBERRY          3      733385       733385       REG         Non-medicated toilet
                            (North)                                                                     preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000  25-Apr-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
34033   Burberry Limited    Korea        BURBERRY         3      4313/1979     67966        REG         Perfume, perfumed oil,
                            (South)                                                                     general toilet water, face
                                                                                                        powder, skin lotion, facial
                                                                                                        cream, eau de cologne,
                                                                                                        cleansing cream, foundation
                                                                                                        cream, powdered perfume,
                                                                                                        hair tonic, hair dyeing
                                                                                                        agent, hair spray and hair
                                                                                                        de-colouring agent.

                                                                               07-Feb-1980
34032   Burberry Limited    Korea        BURBERRY         3      4317/1979     67915        REG         Toilet soap, washing soap,
                            (South)                                                                     medicated soap, shampoo and
                                                                                                        dentifrices.

                                                                 26-Apr-1979   06-Feb-1980
2161    Burberry Limited    Korea        Burberry Check   3      40-2000-9841  503136       REG         Class 3: Non-medicated
                            (South)                                                                     toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                 06-Mar-2000   08-Oct-2001
51891   Burberry Limited    Korea        BURBERRYS        3      96-42912      413658       REG         Perfumes, perfumery,
                            (South)                                                                     cosmetic preparations for
                                                                                                        the hair, shower and bath
                                                                                                        gels, skin creams, dusting
                                                                                                        powders, talcs, deodorants,
                                                                                                        anti-perspirants, oil mist
                                                                                                        sprays, bronzing gels,
                                                                                                        moisture creams, moisture
                                                                                                        lotions, moisturizing
                                                                                                        creams, cleansing creams and
                                                                                                        cleansing lotions all for
                                                                                                        the skin, shaving lotions,
                                                                                                        hand creams, anti-ageing
                                                                                                        balms, razor burn soothers,
                                                                                                        eau-de-cologne and toilet
                                                                                                        waters, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri, atomizers and
                                                                                                        compacts.

                                                                 24-Sep-1996   31-Jul-1998
52872   Burberry Limited    Korea        BURBERRYS        3      96-42913      409822       REG         Toilet soaps, perfumed
                            (South)                                                                     soaps, shaving soap,
                                                                                                        shampoos, toothpaste and
                                                                                                        dentifrices.

                                                                 24-Sep-1996   14-Jul-1998
2122    Burberry Limited    Korea        Equestrian       3      40-2000-9718  497181       REG         Perfume, eau de perfume, eau
                            (South)      Knight Device                                                  de cologne, essential oils,
                                                                                                        body lotion, body lotion,
                                                                                                        body cream, bath gel, shower
                                                                                                        gel, body deodorants,
                                                                                                        shaving soaps, bath soaps,
                                                                                                        liquid soaps, cosmetic
                                                                                                        soaps, deodorant soaps,
                                                                                                        aftershave lotions,
                                                                                                        aftershave creams,
                                                                                                        aftershave balm, shampoo,
                                                                                                        common toilet water, anti
                                                                                                        perspirants and potpourri.

                                                                 06-Mar-2000   09-Jul-2001
2041    Burberry Limited    Korea        PRORSUM          3      40-1999-27485 40-480143    REG         Class 3: Perfume, eau de
                            (South)                                                                     perfume; eau de cologne,
                                                                                                        essential oils,body lotions,
                                                                                                        body cream, bath gel, showe
                                                                                                        gel, body deodorants,
                                                                                                        shaving soaps, bath soaps,
                                                                                                        liquid soaps, cosmetic
                                                                                                        soaps, deodorant soaps,
                                                                                                        aftershave lotions,
                                                                                                        aftershave cream, aftershave
                                                                                                        balm, shampoo, common toilet
                                                                                                        water, anti-perspirants and
                                                                                                        pot pourri.

                                                                 28-Jul-1999   30-Oct-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
52244   Burberry Limited    Kuwait       BURBERRYS         3      35264        34672        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants,
                                                                                                        eau-de-cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri; all included in
                                                                                                        Class 3.

                                                                  27-Nov-1996  27-Nov-1996
2516    Burberry Limited    Kuwait       PRORSUM           3      49990        44736        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  09-May-2001  05-May-2003
41565    Burberry Limited   Kyrgyzstan   BURBERRYS         3      940210.3     2662         REG         Non-medicated toilet
                                                                                                        preparations; cosmetics;
                                                                                                        perfumes, perfumery, soaps,
                                                                                                        essential oils, preparations
                                                                                                        for teeth and hair;
                                                                                                        shampoos; talc, dusting
                                                                                                        powder, bath foam, bath gel,
                                                                                                        shower gel;
                                                                                                        anti-perspirants,
                                                                                                        deodorants, deodorant
                                                                                                        sticks; toilet water, eau de
                                                                                                        toilette, cologne, cologne
                                                                                                        spray, oil mist spray;
                                                                                                        shaving lotion, after shave,
                                                                                                        skin creams, anti-wrinkle
                                                                                                        creams, moisturisers,
                                                                                                        moisture cream, anti-ageing
                                                                                                        eye balm, night cream, day
                                                                                                        cream, hand cream, body
                                                                                                        moisturiser, cleansing
                                                                                                        cream, depilatories, razor
                                                                                                        burn soother, sun tan
                                                                                                        lotions, oils, sprays, mists
                                                                                                        and gels, bronzing oil mist,
                                                                                                        sun tanning mist, bronzing
                                                                                                        gels, mists and sprays,
                                                                                                        after sun moisturiser, self
                                                                                                        tanning lotions, ultra sun
                                                                                                        block.

                                                                  02-Jun-1994  20-Dec-1995

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK         CLASS  APP NO  REG NO/ REG DATE  STATUS      GOODS
40578   Burberry Limited    Latvia       BURBERRY          3      M-93-8216    M34 064      REG         Non-medicated toilet
                                                                                                        preparations; cosmetics;
                                                                                                        perfumes, perfumery, soaps,
                                                                                                        essential oils, preparations
                                                                                                        for the teeth and hair;
                                                                                                        shampoos; talc, dusting
                                                                                                        powder, bath foam, bath gel,
                                                                                                        shower gel;
                                                                                                        anti-perspirants,
                                                                                                        deodorants, deodorant
                                                                                                        sticks; toilet water, eau de
                                                                                                        toilette, cologne, cologne
                                                                                                        spray, oil mist spray;
                                                                                                        shaving lotion, after shave,
                                                                                                        after shave emulsion,
                                                                                                        pre-shave lotion, shaving
                                                                                                        cream, shaving foam, shaving
                                                                                                        soap, skin creams,
                                                                                                        anti-wrinkle creams,
                                                                                                        moisturisers, moisture
                                                                                                        cream, anti-ageing eye balm,
                                                                                                        night cream, day cream, hand
                                                                                                        cream, body moisturiser,
                                                                                                        cleansing cream,
                                                                                                        depilatories, razor burn
                                                                                                        soother, sun tan lotions,
                                                                                                        oils, sprays, mists and
                                                                                                        gels, bronzing oil mist, oil
                                                                                                        free tanning mist, bronzing
                                                                                                        gels, mists and sprays,
                                                                                                        after sun moisturiser, self
                                                                                                        tanning lotions, ultra sun
                                                                                                        block.

                                                                  04-Oct-1993  20-Oct-1996
2580    Burberry Limited    Latvia       Burberry Check    3      M-00-911     M 47 489     REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  10-Jul-2000  20-Feb-2001
2583    Burberry Limited    Latvia       Equestrian        3      M 46 716     M 46716      REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  10-Jul-2000  20-Oct-2000
31052   Burberry Limited    Lebanon      BURBERRYS         3      288/A/143684 40926        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                               06-Aug-1981

             REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2209/
WP-LI   Burberry Limited   Liechtenstein BURBERRY          3       733385      733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.
                                                                  25-Apr-2000  25-Apr-2000
2209/
WP-LT   Burberry Limited   Lithuania     BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000  25-Apr-2000

                 REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2211/
WP-LT   Burberry Limited    Lithuania    Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  17-Jul-2002
40577   Burberry Limited    Lithuania    BURBERRYS         3      ZP 13174     25989        REG         Toiletries; cosmetics;
                                                                                                        perfumery; perfumes, soaps,
                                                                                                        essential oils, hair
                                                                                                        lotions, shampoo, talcum
                                                                                                        powder (for toilet use),
                                                                                                        anti-perspirants
                                                                                                        [toiletries], deodorants for
                                                                                                        personal use, deodorant
                                                                                                        soap, toilet water, eau de
                                                                                                        Cologne, oils for toilet
                                                                                                        purposes, lotions for
                                                                                                        cosmetics purposes, shaving
                                                                                                        preparations, cosmetic
                                                                                                        preparations for baths;
                                                                                                        sun-tanning preparations,
                                                                                                        including oils and jelly; UV
                                                                                                        protection preparations;
                                                                                                        cosmetic creams, cosmetic
                                                                                                        creams (anti-ageing eye
                                                                                                        creams), depilatories,
                                                                                                        scented water, shaving
                                                                                                        preparations, cleansing milk
                                                                                                        for toilet purposes,
                                                                                                        cosmetic preparations for
                                                                                                        skin care, dentifrices in
                                                                                                        Class 3.

                                                                  21-Oct-1993  14-Nov-1997

                    REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2210/
WP-LT   Burberry Limited    Lithuania    Equestrian        3      732707       732707       REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000
2162    Burberry Limited    Macao        Burberry Check    3      N/5798       N/5798       REG         Class 3: Toiletry
                                                                                                        preparations, cosmetics,
                                                                                                        perfumery, preparations for
                                                                                                        the hair, essential oils".
                                                                  22-Mar-2000  11-Jun-2002
31619   Burberry Limited    Macao        BURBERRYS         3      3803-M       3803-M       REG         Articles of perfumery,
                                                                                                        cosmetics, soaps, body
                                                                                                        lotions and toilet water.

                                                                  23-Dec-1987  25-Jan-1988
2123    Burberry Limited    Macao        Equestrian        3      N/5800       N/5800       REG         Class 3: Toiletery
                                         KnightDevice                                                   preparations, cosmetics,
                                                                                                        perfumery, preparations for
                                                                                                        the hair, essential oils.
                                                                  22-Mar-2000  24-Aug-2000
31627   Burberry Limited    Macao        PRORSUM Label     3      3782-M       3782-M       REG         Articles of perfumery,
                                                                                                        cosmetics, soaps, body
                                                                                                        lotions and toilet water.

                                                                  23-Dec-1987  25-Jan-1988
44650   Burberry Limited    Macedonia    BURBERRYS         3      PZ-531/95    5915         REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.
                                                                  11-Jul-1995  21-Feb-2000
31616   Burberry Limited    Malaysia     BURBERRYS         3      M/B91107     M/B91107     REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water;
                                                                                                        all included in Class 3.

                                                                               24-Jun-1981  24-Jun-1981

                  REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS

2128    Burberry Limited    Malaysia     Equestrian        3      2000/04041   00004041     REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  07-Apr-2000  07-Apr-2000

2563    Burberry Limited    Malta        BURBERRY          3      32761        32761        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  04-Jan-2001  04-Jan-2001
2383    Burberry Limited    Mauritius    BURBERRY          3                   A/48 No.8    REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  05-Jun-2000  05-Jun-2000

                   REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2413    Burberry Limited    Mauritius    Burberry Check    3                   A/48No.7     REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  05-Jun-2000  05-Jun-2001
2435    Burberry Limited    Mexico       BURBERRY          3      455503       683854       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  30-Oct-2000  30-Oct-2000
2475    Burberry Limited    Mexico       Burberry Check    3      455507       696797       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  30-Oct-2000  30-Oct-2001
30878   Burberry Limited    Mexico       BURBERRYS         3      94415        406401       REG         Bath preparations,
                                                                                                        perfumery, cosmetics and
                                                                                                        hair preparations.

                                                                  24-Aug-1990  20-Feb-1992

                   REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
31576   Burberry Limited    Mexico       EQUESTRIAN        3      98033        410912       REG         Bleaching preparations and
                                         KNIGHT Device                                                  other substances for laundry
                                                                                                        use; cleaning, polishing,
                                                                                                        scouring and abrasive
                                                                                                        preparations; soaps;
                                                                                                        perfumery, essential oils,
                                                                                                        cosmetics, hair lotions;
                                                                                                        dentifrices, particularly
                                                                                                        essential oils and
                                                                                                        toiletries including bath
                                                                                                        salts, beauty masks, cotton
                                                                                                        wool and cotton sticks for
                                                                                                        cosmetic purposes,
                                                                                                        dentifrices,
                                                                                                        anti-perspirants,
                                                                                                        depilatories, shampoos, hair
                                                                                                        conditioner, lipsticks,
                                                                                                        make-up preparations,
                                                                                                        make-up removing
                                                                                                        preparations, nail care
                                                                                                        preparations, nail polish,
                                                                                                        nail varnish, toilet water,
                                                                                                        cologne, cologne spray,
                                                                                                        deodorant, deodorant stick,
                                                                                                        shower gel, soaps, body
                                                                                                        moisturiser, dusting powder,
                                                                                                        talc, hand cream, bath foam,
                                                                                                        bath gel, oil mist spray,
                                                                                                        bronzing oil mist, oil-free
                                                                                                        tanning mist, ultra sun
                                                                                                        block, aftersun moisturiser,
                                                                                                        self tanning lotion,
                                                                                                        anti-wrinkle cream,
                                                                                                        anti-ageing eye balm, night
                                                                                                        cream, day cream, cleansing
                                                                                                        cream, cleansing lotion,
                                                                                                        moisturiser, after shave
                                                                                                        lotion, after shave
                                                                                                        emulsion, pre-shave lotion,
                                                                                                        shaving foam, moisturising
                                                                                                        cream, bronzing gel, razor
                                                                                                        burn soother.

                                                                  05-Oct-1990  14-Apr-1992
40572   Burberry Limited    Moldova      BURBERRYS         3      002330       022          REG         Non-medicated toilet
                                                                                                        preparations; cosmetics;
                                                                                                        perfumes, perfumery, soaps,
                                                                                                        essential oils, preparations
                                                                                                        for the teeth and hair;
                                                                                                        shampoos; talc, dusting
                                                                                                        powder, bath foam, bath gel,
                                                                                                        shower gel;
                                                                                                        anti-perspirants,
                                                                                                        deodorants, deodorant
                                                                                                        sticks; toilet water, eau de
                                                                                                        cologne, eau de cologne
                                                                                                        spray, oil mist spray;
                                                                                                        shaving lotion, after shave,
                                                                                                        after shave emulsion,
                                                                                                        pre-shave lotion, shaving
                                                                                                        cream, shaving foam, shaving
                                                                                                        soap, skin creams,
                                                                                                        anti-wrinkle creams,
                                                                                                        moisturisers, moisture
                                                                                                        cream, anti-ageing eye balm,
                                                                                                        night cream, day cream, hand
                                                                                                        cream, body moisturiser,
                                                                                                        cleansing cream,
                                                                                                        depilatories, razor burn
                                                                                                        soother, sun tan lotions,
                                                                                                        oils, sprays, mists and
                                                                                                        gels, bronzing oil mist, oil
                                                                                                        free tanning mist, bronzing
                                                                                                        gels, mists and sprays,
                                                                                                        after sun moisturiser, self
                                                                                                        tanning lotions, ultra sun
                                                                                                        block.

                                                                  07-Jul-1994  03-Oct-1996

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2209/
WP-MC   Burberry Limited    Monaco       BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000  25-Apr-2000
2669    Burberry Limited    Morocco      BURBERRY          3      73922        73922        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  21-Jun-2000  21-Jun-2000

                   REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2415    Burberry Limited    Morocco      Burberry Check    3      73923        73923        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  21-Jun-2000  21-Jun-2000
31120   Burberry Limited    Morocco      BURBERRYS         3                   77831        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  23-Jun-1981  23-Jun-1981
2148    Burberry Limited    New Zealand  BURBERRY          3      609022       609022       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  22-Feb-2000  22-Feb-2000
34072   Burberry Limited    New Zealand  BURBERRY          3      147399       147399       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair in
                                                                                                        the class, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water.

                                                                  02-Jun-1983  02-Jun-1983
2168    Burberry Limited    New Zealand  Burberry Check    3      609021       609021       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  22-Feb-2000  22-Feb-2000

          REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2142    Burberry Limited    New Zealand  Equestrian        3      609025      609025        REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  22-Feb-2000  22-Feb-2000
31030   Burberry Limited    Nicaragua    BURBERRYS         3                   12870        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                               08-Jul-1981
31023   Burberry Limited    Nicaragua    PRORSUM Label     3                   12500        REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, soaps,
                                                                                                        non-medicated toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               12-Mar-1981
2209/
WP-NO   Burberry Limited    Norway       BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000  25-Apr-2000

                   REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2211/
WP-NO   Burberry Limited    Norway       Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000     25-Apr-2000
2210/
WP-NO   Burberry Limited    Norway       Equestrian      t 3      732707       732707       REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000

                   REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
31142   Burberry Limited    Norway       PRORSUM Label     3                   111635       REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair. NB:
                                                                                                        FOLLOWING GOODS WERE DELETED
                                                                                                        ON RENEWAL IN 1992 WHEN
                                                                                                        EVIDENCE OF CORRESPONDING
                                                                                                        UNITED KINGDOM RENEWAL WAS
                                                                                                        REQUIRED; IT APPEARED THAT
                                                                                                        UK NO. B1100701 HAD BEEN
                                                                                                        ALLOWED TO LAPSE BY
                                                                                                        BURBERRYS IN 1985 AND AS A
                                                                                                        RESULT, CLASS 28 WAS DELETED
                                                                                                        FROM THIS
                                                                                                        REGISTRATION:'Sporting
                                                                                                        articles (not included in
                                                                                                        other classes)'.

                                                                               05-Aug-1982
2904    Burberry Limited    Norway       TB                3      200200001    215.962      REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  02-Jan-2002  03-Oct-2002

                REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2888    Burberry Limited    Norway       Thomas Burberry   3      200200002    215.963      REG         Class 3: Non-medicated
                                         Label                                                          toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  02-Jan-2002  03-Oct-2002
51890   Burberry Limited    Oman         BURBERRYS         3      14113        14113        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        perfumery, cosmetic
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, shower and bath
                                                                                                        gels, skin creams, dusting
                                                                                                        powder, talc, deodorants for
                                                                                                        personal use,
                                                                                                        anti-perspirants, oil mist
                                                                                                        sprays, bronzing gel,
                                                                                                        moisturising and cleansing
                                                                                                        preparations, eau-de-cologne
                                                                                                        and toilet water, essential
                                                                                                        oils, shaving preparations,
                                                                                                        pot pourri.

                                                                  18-Aug-1996  09-Oct-2002


                  REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
31483   Burberry Limited    Pakistan     BURBERRYS         3      74448        74448        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  13-Jun-1981  13-Jun-1981
31042   Burberry Limited    Panama       BURBERRYS         3                   28056        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        perparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  13-Jul-1981  02-Mar-1982
31038   Burberry Limited    Panama       PRORSUM Label     3                   26062        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations,
                                                                                                        soaps, non-medicated toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                  20-Nov-1980  06-Aug-1981
2436    Burberry Limited    Paraguay     BURBERRY          3      12409        232447       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  29-May-2000  09-Feb-2001
31149   Burberry Limited    Paraguay     BURBERRY          3      3849         151922       REG         Perfumes, cosmetics, soaps,
                                                                                                        shampoo, toilet
                                                                                                        preparations, creams,
                                                                                                        lotions, aftershave lotion,
                                                                                                        non-medicated toilet
                                                                                                        preparations,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne, toilet water,
                                                                                                        make-up.

                                                                  24-Jun-1981  27-Nov-1981
34046   Burberry Limited    Peru         BURBERRYS         3      99675        68090        REG         All the goods in the class.
                                                                               09-Jun-1987
33591   Burberry Limited    Peru         PRORSUM Label     3      108667       68828        REG         All goods in the class.
                                                                               30-Jun-1987
30900   Burberry Limited    Philippines  BURBERRYS         3      51412        51663        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  16-Jun-1983  07-Oct-1991

          REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2209/
WP-PL   Burberry Limited    Poland       BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000  25-Apr-2000
2211/
WP-PL   Burberry Limited    Poland       Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
31162   Burberry Limited    Poland       BURBERRYS         3      Z-79951      59016        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  24-Jun-1981  24-Jun-1981
2210/
WP-PL   Burberry Limited    Poland       Equestrian        3      732707       732707       REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000
31173   Burberry Limited    Portugal     BURBERRYS         3      208500                    REG         Perfumery articles,
                                                                                                        cosmetics, soaps, hair
                                                                                                        lotions and eau de toilette.

                                                                  22-Sep-1980  02-Sep-1987
31174   Burberry Limited    Portugal     PRORSUM Label     3                   217596       REG         Perfumery articles,
                                                                                                        cosmetics, soaps, hair
                                                                                                        lotions and eau de toilette.

                                                                  10-Sep-1982  02-Sep-1987

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2209/
WP-RO   Burberry Limited    Romania      BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000  25-Apr-2000
2211/
WP-RO   Burberry Limited    Romania      Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2210/
WP-RO   Burberry Limited    Romania      Equestrian        3      732707       732707       REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000
2209/
WP-RU   Burberry Limited    Russian      BURBERRY          3      733385       733385       REG         Non-medicated toilet
                            Federation                                                                  preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000  25-Apr-2000

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2211/
WP-RU   Burberry Limited    Russian      Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                            Federation                                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000
40447   Burberry Limited    Russian      BURBERRYS         3      104463       80283        REG         Perfumes, eau de cologne and
                            Federation                                                                  eau de toilette, cosmetic
                                                                                                        preparations, toilet soaps,
                                                                                                        shampoos, non-medicated
                                                                                                        toilet preparations,
                                                                                                        including toilet
                                                                                                        preparations for care of
                                                                                                        teeth and hair,
                                                                                                        anti-perspirants.

                                                                               09-Jul-1986

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2210/
WP-RU   Burberry Limited    Russian      Equestrian      t 3      732707       732707       REG         Class 3: Non-medicated
                            Federation   Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000
31658   Burberry Limited    Saudi        BURBERRY          3      6171/1401    118/24       REG         Non-medicated toilet
                            Arabia                                                                      preparations, perfumes,
                                                                                                        shampoos, hair preparations,
                                                                                                        anti-perspirants, colognes &
                                                                                                        toilet water.

                                                                  30-Jun-1981  04-Dec-1985
2505    Burberry Limited    Saudi        Burberry Check    3      64909        567/55       REG         Class 3: Non-medicated
                            Arabia                                                                      toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  06-Jun-2000  11-Apr-2001

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2209/
WP-YU   Burberry Limited    Serbia-      BURBERRY          3      733385       733385       REG         Non-medicated toilet
                            Montenegro                                                                  preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000  25-Apr-2000
2211/
WP-YU   Burberry Limited    Serbia-      Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                            Montenegro                                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
31321   Burberry Limited    Serbia-      BURBERRYS         3                   28153        REG         Non-medicated toilet
                            Montenegro                                                                  preparations, perfumes,
                                                                                                        cosmetics, soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                               25-Feb-1985
2210/
WP-YU   Burberry Limited    Serbia-      Equestrian        3      732707       732707       REG         Class 3: Non-medicated
                            Montenegro   Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000
2107    Burberry Limited    Singapore    BURBERRY          3      T00/02932A   T00/02932A   REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Feb-2000  25-Feb-2000
2173    Burberry Limited    Singapore    Burberry Check    3      T00/02921F   T00/02921F   REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Feb-2000  25-Feb-2000
2134    Burberry Limited    Singapore    Equestrian        3      T00/02924J   T00/02924J   REG         Class 3: Non-medicated
                                         Knight Device                                                  Device toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Feb-2000  25-Feb-2000

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2038    Burberry Limited    Singapore    PRORSUM           3      T99/07377H   T99/07377H   REG         non-medicated toilet
                                                                                                        preparations; perfumes, eau
                                                                                                        de cologne and toilet water;
                                                                                                        essential oils; cosmetic
                                                                                                        preparations for the teeth
                                                                                                        and for the hair; soaps,
                                                                                                        shampoos; anti-perspirants
                                                                                                        and deodorants; shaving
                                                                                                        preparations; pot pourri.

                                                                  16-Jul-1999  16-Jul-1999
46752   Burberry Limited    Slovakia     BURBERRYS         3      164923       164923       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  10-Jun-1981  10-Jun-1981
2209/
WP-SI   Burberry Limited    Slovenia     BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                               25-Apr-2000  25-Apr-2000

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2211/
WP-SI   Burberry Limited    Slovenia     Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000
2210/
WP-SI   Burberry Limited    Slovenia     Equestrian        3      732707       732707       REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2389    Burberry Limited    South Africa BURBERRY          3      2000/08268   2000/08286   REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  04-May-2000  04-May-2000
2393    Burberry Limited    South Africa Burberry Check    3      2000/08263   2000/08263   REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  04-May-2000  04-May-2000
31193   Burberry Limited    Spain        BURBERRY          3                   648760       REG         Preparations for bleaching
                                                                                                        and other substances for
                                                                                                        colouring, preparations for
                                                                                                        cleaning, polishing,
                                                                                                        degreasing; soaps,
                                                                                                        prefumery, essential oils,
                                                                                                        cosmetics, hair lotions,
                                                                                                        dentifrices.

                                                                  24-Jun-1971  14-Jun-1977
31194   Burberry Limited    Spain        BURBERRYS         3                   648761       REG         Preparations for bleaching
                                                                                                        and other substances for
                                                                                                        colouring, preparations for
                                                                                                        cleaning, polishing and
                                                                                                        degreasing; soaps,
                                                                                                        perfumery, essential oils,
                                                                                                        cosmetics, hair lotions,
                                                                                                        dentifrices.
                                                                  24-Jun-1971  04-Nov-1977
30950   Burberry Limited    Spain        EQUESTRIAN        3      1559562      1559562      REG         Non-medicated toilet
                                         KNIGHT Device                                                  preparations, perfumes,
                                                                                                        cosmetics for teeth and
                                                                                                        hair, soaps, shampoos,
                                                                                                        anti-perspirants for
                                                                                                        personal use, eau de
                                                                                                        cologne, essential oils,
                                                                                                        shaving requisites and
                                                                                                        aromatizing mixtures of
                                                                                                        dried flowers and spices.

                                                                  29-Mar-1990  29-Mar-1990
31191   Burberry Limited    Spain        PRORSUM Label     3                   648758       REG         Preparations for bleaching
                                                                                                        and other substances for
                                                                                                        colouring, preparations for
                                                                                                        cleaning, polishing and
                                                                                                        degreasing; soaps,
                                                                                                        perfumery, essential oils,
                                                                                                        cosmetics, hair lotions,
                                                                                                        dentifrices.

                                                                  24-Jun-1971  04-Oct-1977
31545   Burberry Limited    Sweden       BURBERRY          3                   169064       REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               31-Aug-1979
31544   Burberry Limited    Sweden       BURBERRYS         3                   167657       REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               11-May-1979

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
31253   Burberry Limited    Switzerland  BURBERRY          3                    297749      REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations, soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                               22-Nov-1978
2211/
WP-CH   Burberry Limited    Switzerland  Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                               25-Apr-2000  25-Apr-2000

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2676    Burberry Limited    Switzerland  BURBERRYS         3                   354147       REG         Class 3 - Toiletries,
                                                                                                        including toiletries for
                                                                                                        dental hygiene and hair
                                                                                                        care, perfumes, cosmetic
                                                                                                        preparations, soaps.

                                                                               11-Aug-1987
31267/
PRIOR1  Burberry Limited    Switzerland  BURBERRYS         3                   293931       REG         Class 3 - Toiletries,
                                                                                                        including toiletries for
                                                                                                        dental hygiene and hair
                                                                                                        care, perfumes, cosmetic
                                                                                                        preparations, soaps.

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
31267   Burberry Limited    Switzerland  BURBERRYS         3                   370765       REG         Class 3 - Toiletries,
                                                                                                        including toiletries for
                                                                                                        dental hygiene and hair
                                                                                                        care, perfumes, cosmetic
                                                                                                        preparations, soaps.

32072   Burberry Limited    Switzerland  BURBERRYS         3      2492/90      382647       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations for
                                                                                                        dental and hair care, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de Cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving lotion, pot pourri.

                                                                  26-Mar-1990  13-Jun-1991

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
32066   Burberry Limited    Switzerland  Equestrian        3      2493/90      382739       REG         Class 3 - Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations for dental and
                                                                                                        hair care, soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        lotion, pot pourri.

                                                                  26-Mar-1990  18-Jun-1991
2037    Burberry Limited    Switzerland  PRORSUM           3      06091/1999   492.034      REG         Class 3: non-medicated
                                                                                                        toilet preparations;
                                                                                                        perfumes, eaux de cologne
                                                                                                        and toilet waters; essential
                                                                                                        oils; cosmetic preparations
                                                                                                        for the teeth and for the
                                                                                                        hair; soaps, shampoos;
                                                                                                        anti-perspirants and
                                                                                                        deodorants; shaving
                                                                                                        preparations; pot pourri.

                                                                  09-Jul-1999  09-Jul-1999


                 REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
31263   Burberry Limited    Switzerland  PRORSUM Label     3                   354186       REG         Class 3 - Toiletries,
                                                                                                        including toiletries for
                                                                                                        dental hygiene and hair
                                                                                                        care, perfumes, cosmetic
                                                                                                        preparations, soaps.

                                                                               11-Feb-1987

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2905    Burberry Limited    Switzerland  TB                3      12024/2001   503.297      REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                               20-Dec-2001  02-Oct-2002

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2887    Burberry Limited    Switzerland  Thomas Burberry   3      00157/2002   503.112      REG         Class 3: Non-medicated
                                         Label                                                          toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  09-Jan-2002  09-Jan-2002
2110    Burberry Limited    Taiwan       BURBERRY          3      89011056     1016600      REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps for
                                                                                                        human use, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  03-Mar-2000     01-Oct-2002

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2174    Burberry Limited    Taiwan       Burberry Check    3      89011057     959242       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps for
                                                                                                        human use, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  03-Mar-2000  16-Sep-2001
31549   Burberry Limited    Taiwan       BURBERRYS         3      21946/69     152055       REG         Cosmetics, perfumes, the
                                                                                                        normal range of cosmetic
                                                                                                        products for use on the face
                                                                                                        & body, namely make-up
                                                                                                        creams, and lotions, toilet
                                                                                                        water, eau de parfum, eau de
                                                                                                        toilette, after-shave balms,
                                                                                                        deodorants.
                                                                  17-Sep-1980  01-Jun-1981
31660   Burberry Limited    Taiwan       BURBERRYS         3      21947/69     150172       REG         Cleansers for the human
                                                                                                        body, soaps for human use,
                                                                                                        perfumed soaps, facial
                                                                                                        soaps, facial cleansing
                                                                                                        creams, facial cleansing
                                                                                                        lotions, bathing lotions,
                                                                                                        shower gels, skin cleansers,
                                                                                                        shampoos, perfumed bath and
                                                                                                        shower gel.

                                                                  17-Sep-1980  16-Apr-1981
2135    Burberry Limited    Taiwan       Equestrian        3      89511054     957314       REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps for
                                                                                                        human use, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  03-Mar-2000  01-Sep-2001
2207    Burberry Limited    Taiwan       PRORSUM           3      89011058     949255       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps for
                                                                                                        human use, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  03-Mar-2000  16-Jul-2001
2114    Burberry Limited    Thailand     BURBERRY          3      417143       Kor136770    REG         Perfumes, cosmetic
                                                                                                        preparations for the teeth,
                                                                                                        cosmetic preparations for
                                                                                                        the hair, soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        toilette, eau de cologne,
                                                                                                        deodorants, essential oils,
                                                                                                        shaving preparations,
                                                                                                        aftershave preparations, pot
                                                                                                        pourri, perfumed body
                                                                                                        lotions, bath and shower
                                                                                                        gels, perfumed body creams,
                                                                                                        cosmetic preparations for
                                                                                                        skin care.

                                                                  19-Apr-2000  19-Apr-2000

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2175    Burberry Limited    Thailand     Burberry Check    3      417149       Kor138452    REG         Class 3: Perfume, cosmetic
                                                                                                        preparations for teeth;
                                                                                                        cosmetic preparations for
                                                                                                        hair; soaps;
                                                                                                        anti-perspirants; eau de
                                                                                                        toilette; eau de cologne;
                                                                                                        deodorants; essential oils,
                                                                                                        shaving preparations;
                                                                                                        aftershave preparations; pot
                                                                                                        pourri; perfumed body
                                                                                                        lotions; bath and shower
                                                                                                        gels; perfumed body creams;
                                                                                                        cosmetic preparations for
                                                                                                        the skin.

                                                                  19-Apr-2000  19-Apr-2000
31281   Burberry Limited    Thailand     BURBERRYS         3      119007       Kor149238    REG         Essential oils,perfumes,
                                                                                                        perfumed soap, toilet soap,
                                                                                                        cosmetic preparations for
                                                                                                        the bath, anti-perspirants,
                                                                                                        shampoos and conditioners
                                                                                                        for the hair, eau de
                                                                                                        cologne, toilet water,
                                                                                                        cosmetics for the hair,
                                                                                                        cosmetics for the eyes,
                                                                                                        cosmetics for the lips,
                                                                                                        cosmetics for the nails,
                                                                                                        skin cream and lotion,
                                                                                                        cosmetics preparations for
                                                                                                        skin care, shaving
                                                                                                        preparations (cosmetics).

                                                                  22-Jul-1981  22-Jul-1981
2140    Burberry Limited    Thailand     Equestrian        3      417146       Kor129970 REG            Class 3: Perfume; cosmetic
                                         Knight Device                                                  preparations for the teet;
                                                                                                        cosmetics preparations for
                                                                                                        the hair; soaps; shampoos;
                                                                                                        anti-perspirants; eau de
                                                                                                        toilette; eau de cologne;
                                                                                                        deodorants; essential oils;
                                                                                                        shaving preparations;
                                                                                                        aftershave preparations; pot
                                                                                                        pourri; perfumed body
                                                                                                        lotions; bath and shower
                                                                                                        gels; perfumed body creams;
                                                                                                        cosmetic preparations for
                                                                                                        skin care.

                                                                  19-Apr-2000  19-Apr-2000
31289   Burberry Limited    Tunisia      BURBERRYS         3                   EE96.0871    REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                               28-Sep-1981

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2209/
WP-TR   Burberry Limited    Turkey       BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000  25-Apr-2001
2211/
WP-TR   Burberry Limited    Turkey       Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
31296   Burberry Limited    Turkey       BURBERRYS         3      58667/81     129539       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.
                                                                  29-Jun-1981  29-Jun-1981

31296/
PRIOR1  Burberry Limited    Turkey       BURBERRYS         3      58667/81     71830        REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetic preparations,
                                                                                                        soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water.

                                                                  29-Jun-1981  29-Jun-1981

2210/
WP-TR   Burberry Limited    Turkey       Equestrian        3      732707       732707       REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                               25-Apr-2000     25-Apr-2001

2654    Burberry Limited    Ukraine      BURBERRY          3      2000062814   27705        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  30-Jun-2000  15-Oct-2002
2660    Burberry Limited    Ukraine      Burberry Check    3      2000062815   27706        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  30-Jun-2000  15-Oct-2002

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
40574   Burberry Limited    Ukraine      BURBERRYS         3      93126146     10041        REG         Non-medicated toilet
                                                                                                        preparations; cosmetics;
                                                                                                        perfumes, perfumery, soaps,
                                                                                                        essential oils, preparations
                                                                                                        for the teeth and hair;
                                                                                                        shampoos; talc, dusting
                                                                                                        powder, bath foam, bath gel,
                                                                                                        shower gel;
                                                                                                        anti-perspirants,
                                                                                                        deodorants, deodorant
                                                                                                        sticks; toilet water, eau de
                                                                                                        toilette, cologne, cologne
                                                                                                        spray, oil mist spray;
                                                                                                        shaving cream, shaving foam,
                                                                                                        shaving soap, skin creams,
                                                                                                        anti-wrinkle creams,
                                                                                                        moisturisers, moisture
                                                                                                        cream, anti-ageing eye balm,
                                                                                                        night cream, day cream, hand
                                                                                                        cream, body moisturiser,
                                                                                                        cleansing cream,
                                                                                                        depilatories, razor burn
                                                                                                        soother, sun tan lotions,
                                                                                                        oils, sprays, mists and
                                                                                                        gels, bronzing oil mist, oil
                                                                                                        free tanning mist, bronzing
                                                                                                        gels, mists and sprays,
                                                                                                        after sun moisturiser, self
                                                                                                        tanning lotions, ultra sun
                                                                                                        block.

                                                                  28-Dec-1993  30-Jun-1998

2659    Burberry Limited    Ukraine      Equestrian        3      2000062813   27704        REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  30-Jun-2000  15-Oct-2002

2506    Burberry Limited    United Arab  Burberry Check    3      36982        43655        REG         Class 3: Non-medicated
                            Emirates                                                                    toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  18-Jun-2000  18-Nov-2003

51894   Burberry Limited    United Arab  BURBERRYS         3      19076        15078        REG         Non-medicated toilet
                            Emirates                                                                    preparations, perfumes,
                                                                                                        perfumery, cosmetic
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, shower and bath
                                                                                                        gels, skin creams, dusting
                                                                                                        powder, talc, deodorants,
                                                                                                        anti-perspirants, oil mist
                                                                                                        sprays, bronzing gel,
                                                                                                        moisturising and cleansing
                                                                                                        preparations, eau-de-cologne
                                                                                                        and toilet water, essential
                                                                                                        oils, shaving preparations,
                                                                                                        pot pourri.

                                                                               26-Oct-1996  09-May-1998

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2209    Burberry Limited    United       BURBERRY          3      2225986      2225986      REG         Class 3: Non-medicated
                            Kingdom                                                                     toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  15-Mar-2000  15-Mar-2000

2211    Burberry Limited    United       Burberry Check    3      2225922      2225922      REG         Class 3: Non-medicated
                            Kingdom                                                                     toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  15-Mar-2000  15-Mar-2000

42265   Burberry Limited    United       BURBERRYS         3      1572793      1572793      REG         Non-medicated toilet
                            Kingdom                                                                     preparations, perfumes,
                                                                                                        cosmetic preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri;
                                                                                                        all included in Class 3.

                                                                  20-May-1994     20-May-1994

32184   Burberry Limited    United       BURBERRYS         3      1157172      1157172      REG         Non-medicated toilet
                            Kingdom                                                                     preparations, perfumes,
                                                                                                        cosmetics, soaps, shampoos,
                                                                                                        preparations for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water

                                                                  07-Jul-1981  07-Jul-1981

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
30169   Burberry Limited    United       EQUESTRIAN        3      1431028      1431028      REG         Non-medicated toilet
                            Kingdom      KNIGHT Device                                                  preparations, perfumes,
                                                                                                        cosmetic preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri;
                                                                                                        all included in Class 3,
                                                                  09-Jun-1990  09-Jun-1990
2210    Burberry Limited    United       Equestrian        3      2225878      2225878      REG         Class 3: Non-medicated
                            Kingdom      Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  15-Mar-2000  15-Mar-2000
2674    Burberry Limited    United       PRORSUM           3      2235436      2235436      REG         Class 3: Non-medicated
                            Kingdom                                                                     toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  09-Jun-2000  09-Jun-2000

              REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2410    Burberry Limited    U.S.A.       Burberry Check    3      76/197,401   2689921      REG         Class 3: Perfumes, eau de
                                                                                                        toilettes, body lotion;
                                                                                                        soaps; personal deodorants;
                                                                                                        eau de parfums, aftershaves;
                                                                                                        shampoo for the hair and for
                                                                                                        the body; shower gels; bath
                                                                                                        gels.

                                                                  13-Jun-2000  25-Feb-2003
2485    Burberry Limited    U.S.A.       Burberry Check    3      76/069,308   2732617      REG         Class 3: Perfumes, eau de
                                         (Black&White)                                                  toilettes, eau de parfums;
                                                                                                        body lotions, soaps;
                                                                                                        personal deodorants;
                                                                                                        aftershave; shamppp for the
                                                                                                        hair and for the body;
                                                                                                        shower gels; bath gels.

                                                                  13-Jun-2000  01-Jul-2003

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2363    Burberry Limited    U.S.A.       Equestrian        3, 18  76/069,307   2,512,119    REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations, namely,
                                                                                                        perfumes, eau de cologne,
                                                                                                        and toliet water, essential
                                                                                                        oils for personal use,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        namely toothpastes,
                                                                                                        shampoos, conditioners, hair
                                                                                                        sprays, hair gels, soaps for
                                                                                                        the body, shower gels and
                                                                                                        bath gels and bath foams;
                                                                                                        anti-perspirants and
                                                                                                        deodorants; shaving
                                                                                                        preparations and pot pourri.

                                                                  13-Jun-2000  27-Nov-2001
31312   Burberry Limited    Uruguay      BURBERRY          3      187337       350.645      REG         Class 3 - Perfumery,
                                                                                                        cosmetics, and toilet goods.

                                                                  16-Sep-1982  25-Nov-1983
2477    Burberry Limited    Uruguay      Burberry Check    3      323.451      323.451      REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  07-Jun-2000  18-Dec-2000
31310   Burberry Limited    Uruguay      BURBERRYS         3      175871       245245       REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations; soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair; articles
                                                                                                        of luggage, handbags,
                                                                                                        travelling bags.

                                                                  11-Jul-1980  02-Jul-1981

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2446    Burberry Limited    Uruguay      Equestrian        3      323.452      323.452      REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  07-Jun-2000  18-Dec-2000
31311   Burberry Limited    Uruguay      PRORSUM Label     3      175872       245246       REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations; soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair.

                                                                  11-Jul-1980
40573   Burberry Limited    Uzbekistan   BURBERRYS         3      MBGU         02-Jul-1981
                                                                  9401220.3    5455         REG         Non-medicated toilet
                                                                                                        preparations; cosmetics;
                                                                                                        perfumes, perfumery, soaps,
                                                                                                        essential oils, preparations
                                                                                                        for the teeth and hair;
                                                                                                        shampoos; talc, dusting
                                                                                                        powder, bath foam, bath gel,
                                                                                                        shower gel;
                                                                                                        anti-perspirants,
                                                                                                        deodorants, deodorant
                                                                                                        sticks; toilet water, eau de
                                                                                                        toilette, cologne, cologne
                                                                                                        spray, oil mist spray;
                                                                                                        shaving lotion, after shave
                                                                                                        lotion, after shave
                                                                                                        emulsion, pre-shave lotion,
                                                                                                        shaving cream, shaving foam,
                                                                                                        shaving soap, skin creams,
                                                                                                        anti-wrinkle creams,
                                                                                                        moisturisers, moisture
                                                                                                        cream, anti-ageing eye balm,
                                                                                                        night cream, day cream, hand
                                                                                                        cream, body moisturiser,
                                                                                                        cleansing cream,
                                                                                                        depilatories, razor burn
                                                                                                        soother, sun tan lotions,
                                                                                                        oils, sprays, mists and
                                                                                                        gels, bronzing oil mist and
                                                                                                        bronzing gels;, oil free
                                                                                                        tanning mist, mists and
                                                                                                        sprays, after sun
                                                                                                        moisturiser, self tanning
                                                                                                        lotions, ultra sun block.

                                                                  21-Sep-1994  18-Nov-1996
31315   Burberry Limited    Venezuela    BURBERRYS         3      6382-80      106639-F     REG         Toilet preparations,
                                                                                                        perfumes, cosmetic
                                                                                                        preparations; soaps, toilet
                                                                                                        preparations for the teeth
                                                                                                        and for the hair. (National
                                                                                                        and foreign products).

                                                                  29-Aug-1980  15-Feb-1984

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2101    Burberry Limited    Vietnam      BURBERRY          3      N2000/0872   39995        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri..

                                                                  10-Mar-2000  20-Feb-2002
2176    Burberry Limited    Vietnam      Burberry Check    3      N2000/0874   49935        REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  10-Mar-2000  20-Jun-2003

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2141    Burberry Limited    Vietnam      Equestrian        3      N20000873    39996        REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  10-Mar-2000  20-Feb-2002
2209/W  Burberry Limited    WIPO         BURBERRY          3      733385       733385       REG         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        cosmetics preparations for
                                                                                                        the teeth and for the hair,
                                                                                                        soaps, shampoos,
                                                                                                        anti-perspirants, eau de
                                                                                                        Cologne and toilet water,
                                                                                                        essential oils, shaving
                                                                                                        preparations, pot pourri.

                                                                  25-Apr-2000   25-Apr-2000

               REPORT 8 - TM FILE - LISTING BY REG. OWNER WITH GOODS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2211/W  Burberry Limited    WIPO         Burberry Check    3      732879       732879       REG         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de Cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000
2210/W  Burberry Limited    WIPO         Equestrian        3      732707       732707       REG         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  25-Apr-2000  25-Apr-2000

                      BURBERRY'S PENDINGTRADE MARKS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2430    Burberry Limited    Brazil       BURBERRY          3      822964120                 PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  13-Jul-2000
2469    Burberry Limited    Brazil       Burberry Check    3      822964201                 PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  13-Jul-2000
2442    Burberry Limited    Brazil       Equestrian        3      822964171                 PEN         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  13-Jul-2000

                         BURBERRY'S PENDING TRADE MARKS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
3231    Burberry Limited    Canada       Burberry Check    3      1147603                   PEN         Class 3: Non-medicated
                                         (Black & White)                                                toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  22-Jul-2002
2555    Burberry Limited    Cyprus       BURBERRY          3      56480                     PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  16-May-2000
2788    Burberry Limited    Cyprus       Burberry Check    3      58763                     PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  12-Dec-2000
2376    Burberry Limited    Egypt        BURBERRY          3      135157                    PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  08-Aug-2000

                         BURBERRY'S PENDING TRADE MARKS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2398    Burberry Limited    Egypt        Burberry Check    3      135160                    PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  08-Aug-2000
3237    Burberry Limited    European     Thomas Burberry   3      002948891                 PEN         Class 3: Non-medicated
                            Union        Script with                                                    toilet preparations, Flag
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  27-Nov-2002
2068    Burberry Limited    Fiji         BURBERRY          3      130/2000                  PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  18-May-2000
2150    Burberry Limited    Hong Kong    Burberry Check    3      3631/2000                 PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  23-Feb-2000

                         BURBERRY'S PENDING TRADE MARKS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2093    Burberry Limited    India        BURBERRY          3      905509                    PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  23-Feb-2000
2117    Burberry Limited    India        Equestrian        3      905513                    PEN         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  23-Feb-2000
2119    Burberry Limited    Indonesia    Equestrian        3      D004357                   PEN         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  09-Mar-2000
2651    Burberry Limited    Japan        Burberry Check    3      2000-61984   4493210      PEN         Class 3: Shampoos, cleansing
                                                                                                        preparations for the skin
                                                                                                        (excluding medical use),and
                                                                                                        other soaps; essential oils,
                                                                                                        pot pourri, and other
                                                                                                        fragrance and flavourings;
                                                                                                        eau de colognes, and other
                                                                                                        toilet waters, shaving
                                                                                                        creams, hair cosmetics,
                                                                                                        perfumes and other
                                                                                                        cosmetics; dentifrices.

                                                                  06-Jun-2000


                         BURBERRY'S PENDING TRADE MARKS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
3265    Burberry Limited    Japan        Burberry Check    3      2003-78132                PEN         Class 3: Non-medicated
                                         (Pink)                                                         toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair,
                                                                                                        anti-perspirants, eau de
                                                                                                        cologne, toilet water,
                                                                                                        shaving preparations, other
                                                                                                        cosmetics, soaps, shampoos,
                                                                                                        other soaps and detergents,
                                                                                                        essential oils, pot pourri,
                                                                                                        other perfumery, fragrances
                                                                                                        and incenses.

                                                                  09-Sep-2003

                         BURBERRY'S PENDING TRADE MARKS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2906    Burberry Limited    Korea        Burberry in       3      45-2002-705               PEN         Class 3: Face powder, skin
                            (South)      Korean                                                         lotion, facial cream,
                                         Characters                                                     cleansing cream,
                                                                                                        anti-perspirants, body
                                                                                                        deodorants, perfumes,
                                                                                                        toothpaste, hair tonic, hair
                                                                                                        dying agent, hair spray,
                                                                                                        hair de-colouring agent,
                                                                                                        shampoo, toilet soap, liquid
                                                                                                        soap, bath soaps, cosmetic
                                                                                                        soaps, deodorant soaps,
                                                                                                        cream soaps, medicated
                                                                                                        soaps, shaving soaps, eau de
                                                                                                        cologne, common toilet
                                                                                                        water, essential oils for
                                                                                                        personal use, shaving
                                                                                                        creams, potpourri
                                                                                                        (fragrance), and talcum
                                                                                                        powder for toilet use.

                                                                  22-Feb-2002
2495    Burberry Limited    Kuwait       Equestrian        3      49993                     PEN         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  09-May-2001

                         BURBERRY'S PENDING TRADE MARKS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2167    Burberry Limited    Malaysia     Burberry Check    3      2000/04039                PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  07-Apr-2000
3203    Burberry Limited    Norway       Thomas Burberry   3      200206704                 PEN         Class 3: Non-medicated
                                                                                                        toilet preparations, Shield
                                                                                                        Device perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  22-Jul-2002
2503    Burberry Limited    Oman         Burberry Check    3      22568                     PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  20-May-2000

                         BURBERRY'S PENDING TRADE MARKS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
2496    Burberry Limited    Oman         Equestrian        3      22569                     PEN         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  20-May-2000
2476    Burberry Limited    Paraguay     Burberry Check    3      12410                     PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  29-May-2000
2104    Burberry Limited    Philippines  BURBERRY          3      4-2000-01953              PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  03-Mar-2000
2169    Burberry Limited    Philippines  Burberry Check    3      4-200-01950               PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  13-Mar-2000
2129    Burberry Limited    Philippines  Equestrian        3      4-2000-01954              PEN         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  13-Mar-2000
2198    Burberry Limited    Philippines  PRORSUM           3      4-2000-01620              PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.
                                                                  03-Mar-2000
2504    Burberry Limited    Qatar        Burberry Check    3      22864                     PEN         Class 3: Non-medicated
                                                                                                        toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  20-May-2000

                         BURBERRY'S PENDING TRADE MARKS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
51889   Burberry Limited    Qatar        BURBERRYS         3      15644                     PEN         Non-medicated toilet
                                                                                                        preparations, perfumes,
                                                                                                        perfumery, cosmetic
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, shower and bath
                                                                                                        gels, skin creams, dusting
                                                                                                        powder, talc, deodorants,
                                                                                                        anti-perspirants, oil mist
                                                                                                        sprays, bronzing gel,
                                                                                                        moisturising and cleansing
                                                                                                        preparations, eau-de-cologne
                                                                                                        and toilet water, essential
                                                                                                        oils, shaving preparations,
                                                                                                        pot pourri.

                                                                  05-Sep-1996
2497    Burberry Limited    Qatar        Equestrian        3      22865                     PEN         Class 3: Non-medicated
                                         Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  20-May-2000
2498    Burberry Limited    Saudi        Equestrian        3      64910                     PEN         Class 3: Non-medicated
                            Arabia       Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  06-Jun-2000
2421    Burberry Limited    South        Equestrian        3      2000/08271                PEN         Class 3: Non-medicated
                            Africa       Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  04-May-2000
2499    Burberry Limited    United Arab  Equestrian        3      36981                     PEN         Class 3: Non-medicated
                            Emirates     Knight Device                                                  toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  18-Jun-2000

                         BURBERRY'S PENDING TRADE MARKS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
3261    Burberry Limited    United       Burberry Check    3      2338837                   PEN         Class 3: Non-medicated
                            Kingdom      (Black & White                                                 toilet preparations,
                                         - With  Text)                                                  perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.


                                                                  16-Jul-2003
3260    Burberry Limited    United       Burberry Check    3      2338838                   PEN         Class 3: Non-medicated
                            Kingdom      (Black & White)                                                toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  16-Jul-2003

                         BURBERRY'S PENDING TRADE MARKS

                                                                             APP DATE
TMID    REGISTERED OWNER    COUNTRY      TRADEMARK        CLASS  APP NO   REG NO/ REG DATE  STATUS      GOODS
3262    Burberry Limited    United       Icon Stripe       3      2339137                   PEN         Class 3: Non-medicated
                            Kingdom                                                                     toilet preparations,
                                                                                                        perfumes, cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair, soaps,
                                                                                                        shampoos, anti-perspirants,
                                                                                                        eau de cologne and toilet
                                                                                                        water, essential oils,
                                                                                                        shaving preparations, pot
                                                                                                        pourri.

                                                                  19-Jul-2003
3287    Burberry Limited    U.S.A.       BURBERRY LONDON   3      76/564751                 PEN         Class 3: Non-medicated
                                                                                                        toilet preparations, namely
                                                                                                        perfumes, eau de cologne and
                                                                                                        toilet water, essential oils
                                                                                                        for personal use; cosmetics
                                                                                                        preparations for the teeth
                                                                                                        and for the hair; namely
                                                                                                        toothpastes, shampoos,
                                                                                                        conditioners, hair sprays,
                                                                                                        hair gels, soaps for the
                                                                                                        body, shower gels and bath
                                                                                                        gels and bath foams;
                                                                                                        anti-perspirants and
                                                                                                        deodorants, shaving
                                                                                                        preparations, pot pourri.

                                                                  11-Dec-2003

                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                           APP DATE
       REGISTERED                                          REG NO/
TMID   OWNER      COUNTRY    TRADEMARK CLASS  APP NO       REG DATE     STATUS  GOODS
2744   Burberry   Argentina  BURBERRY  3      2309912      1866381      REG     Class 3: Non-medicated toilet preparations,
       Limited               TOUCH                                              perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                              03-Oct-2000  08-Apr-2002
2999   Burberry   Argentina  Rocking   3      2371451      1918469      REG     Class 3: Non-medicated toilet preparations,
       Limited               Lamb                                               perfumes, cosmetics preparations for the teeth and
                             Device                                             for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.


                                              09-Apr-2002  17-Mar-2003
57210  Burberry   Argentina  Week end  3      2098877      1754051      REG     All goods in the class.
       Limited               Burberrys
                             OF
                             LONDON
                             (stylised)

                                              20-Aug-1997  23-Sep-1999
2745   Burberry   Australia  BURBERRY  3      852432       852432       REG     Class 3: Non-medicated toilet preparations,
       Limited               TOUCH                                              perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                              05-Oct-2000  05-Oct-2000
3033/WPBurberry   Australia  Rocking   3      779836       779636       REG     Class 3: Non-medicated toilet preparations,
       Limited               Lamb                                               perfumes, cosmetics preparations for the teeth and
                             Device                                             for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                              30-Apr-2002  30-Apr-2002
57872  Burberry   Australia  Week end  3      748014       748014       REG     Non-medicated toilet preparations, perfumes, soaps,
       Limited               Burberrys                                          shower and bath gels, deodorants, anti-perspirants,
                             OF                                                 eau-de-cologne and toilet water, pre-shave lotion,
                             LONDON                                             after-shave lotion.
                             (stylised)

                                              06-Nov-1997  06-Nov-1997
3013   Burberry   Bahrain    Rocking   3      31209        31209        REG     Class 3: Non-medicated toilet preparations,
       Limited               Lamb                                               perfumes, cosmetics preparations for the teeth and
                             Device                                             for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                              13-Apr-2002  13-Apr-2002
2746   Burberry   Bolivia    BURBERRY  3      SM-4468-00   86223C       REG     Class 3: Non-medicated toilet preparations,
       Limited               TOUCH                                              perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                              13-Oct-2000  20-May-2002


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                             APP DATE
       REGISTERED                                            REG NO/
TMID   OWNER      COUNTRY    TRADEMARK   CLASS  APP NO       REG DATE   STATUS  GOODS
60714  Burberry   Bolivia    Week end    3      8414         78419        REG   Perfumes, perfumery products, cologne and eau de
       Limited               Burberrys                                          toilette, soaps, shower gel, bath gel, bath foam,
                             OF                                                 deodorant, moisturising products for the body,
                             LONDON                                             toilet talc, anti-ageing eye balm, anti-wrinkle
                             (stylised)                                         cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.

                                                25-Jun-1998  04-May-2000
58087  Burberry   Brazil     Week end    3      820203572    820203572    REG   Non-medicated toilet preparations, perfumes, toilet
       Limited               Burberrys                                          soaps, shower gels, deodorants, anti-perspirants,
                             OF                                                 eau de cologne and toilet water, pre-shave lotion,
                             LONDON                                             after shave lotion.
                             (stylised)

                                                29-Aug-1997  28-May-2002
2749   Burberry   Canada     BURBERRY    3      1079247      582854       REG   Class 3: Non-medicated toilet preparations,
       Limited               TOUCH                                              perfumes, cosmetics, soaps, shampoos,
                                                                                anti-perspirants, eau de cologne and toilet water,
                                                                                shaving preparations,perfumes, essential oils.

                                                18-Oct-2000  30-May-2003

60689  Burberry   Canada     Week end    3      887486       537879       REG   Perfumery products and toiletries, namely perfumes,
       Limited               Burberrys                                          cologne, eau de toilette, soaps, shower gel, bath
                             OF                                                 gel, bath foam, deodorant, body moisturizers, toilet
                             LONDON                                             talc, anti-ageing eye balm, anti-wrinkle cream,
                             (stylised)                                         after shave emulsion, pre-shave lotion, razor burn
                                                                                soother.

                                                17-Aug-1998  28-Nov-2000
3302   Burberry   Chile      Burberry    3      626.780      692.316      REG   Class 3: Non-medicated toilet preparations,
       Limited               Brit                                               perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                03-Nov-2003  21-Apr-2004
3321   Burberry   Chile      Burberry    3      627067       691.319      REG   Class 3: Non-medicated toilet preparations,
       Limited               Tender
                             Touch
                                                                                perfumes, cosmetics, preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.
                                                05-Nov-2003  21-Apr-2004
2740   Burberry   Chile      BURBERRY    3      503.408      591401       REG   Class 3: Non-medicated toilet preparations,
       Limited               TOUCH                                              perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                04-Oct-2000  06-Mar-2001


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                            APP DATE
       REGISTERED                                           REG NO/
TMID   OWNER      COUNTRY    TRADEMARK  CLASS  APP NO       REG DATE      STATUS GOODS

3001   Burberry   Chile      Rocking    3      564.329       638.907        REG Class 3: Non-medicated toilet preparations,
       Limited               Lamb                                               perfumes, cosmetics preparations for the teeth and
                             Device                                             for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                               12-Apr-2002   09-Aug-2002
56479  Burberry   Chile      Week end   3      387850        509752         REG Non-medicated toilet preparations, perfumes, soaps,
       Limited               Burberrys                                          shower and bath gels, deodorants, anti-perspirants,
                             OF                                                 eau-de-cologne and toilet water, pre-shave lotion,
                             LONDON                                             after-shave lotion.
                             (stylised)

                                               21-Aug-1997   13-Apr-1998
2741   Burberry   Colombia   BURBERRY   3      77014         237748         REG Class 3: Non-medicated toilet preparations,
       Limited               TOUCH                                              perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                               10-Oct-2000   19-Jun-2001
56480  Burberry   Colombia   Week end   3      97049318      232817         REG Non-medicated toilet preparations, perfumes, soaps,
       Limited               Burberrys                                          shower and bath gels, deodorants, anti-perspirants,
                             OF                                                 eau-de-cologne and toilet water, pre-shave lotion,
                             LONDON                                             after-shave lotion.
                             (stylised)


                                               27-Aug-1997   13-Apr-1998
3003   Burberry   Costa Rica Rocking    3                    135.787        REG Class 3: Non-medicated toilet preparations,
       Limited               Lamb                                               perfumes, cosmetics preparations for the teeth and
                             Device                                             for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                               12-Apr-2002   12-Nov-2002
2729/  Burberry   Czech      BURBERRY   3      746063        746063         REG Class 3: Non-medicated toilet preparations,
WP-CZ  Limited    Republic   TOUCH                                              perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                               23-Oct-2000   23-Oct-2000
3339   Burberry   Denmark    Burberry   3      VA 2004 00650 VR 2004 00682  REG Class 3: Non-medicated toilet preparations,
       Limited               Tender                                             perfumes, cosmetics, preparations for the teeth and
                             Touch                                              for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                17-Feb-2004  27-Feb-2004


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                             APP DATE
       REGISTERED                                            REG NO/
TMID   OWNER      COUNTRY    TRADEMARK   CLASS  APP NO       REG DATE   STATUS  GOODS
3004   Burberry   Ecuador    Rocking     3      123239       19655       REG    Class 3: Non-medicated toilet preparations,
       Limited               Lamb                                               perfumes, cosmetics preparations for the teeth and
                             Device                                             for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                23-Apr-2002  05-Mar-2003
2523   Burberry   European   BURBERRY    3      001695949    001695949   REG    Class 3: Non-medicated toilet preparations,
       Limited    Union      TOUCH                                              perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                24-May-2000  24-May-2000
2978   Burberry   European   Rocking     3,     002645182    002645182   REG    Class 3: Non-medicated toilet preparations,
       Limited    Union      Lamb        21,                                    perfumes, talcum powder, cosmetic preparations for
                             Device      25                                     the teeth and for the hair, soaps, all over wash;
                                                                                shampoos, anti-perspirants, eau de cologne, eau de
                                                                                toilette (with or without alcohol) and toilet water,
                                                                                essential oils, baby balm, massage oil, pot pourri.

                                                05-Apr-2002  26-Jun-2003
62868  Burberry   European   Week end    3      497784       497784      REG    Perfumes, perfumery products, cologne and eau de
       Limited    Union      Burberrys                                          toilette, soaps, shower gel, bath gel, bath foam,
                             OF                                                 deodorant for personal use, moisturising products
                             LONDON                                             for the body, toilet talc, anti-aging eye balm,
                             (stylised)                                         anti-wrinkle cream, after-shave emulsion, pre-shave
                                                                                lotion, razor burn soother.

                                                13-Mar-1997  13-Mar-1997


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                            APP DATE
       REGISTERED                                           REG NO/
TMID   OWNER      COUNTRY    TRADEMARK  CLASS APP NO        REG DATE     STATUS GOODS
3266   Burberry   France     Burberry   3     03 3 242 506  03 3 242 506  REG   Class 3: Non-medicated toilet preparations,
       Limited               Tender                                             perfumes, cosmetics preparations for the teeth and
                             Touch                                              for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.


                                              22-Aug-2003   22-Aug-2003
2695   Burberry   France     BURBERRY   3     3036772       3036772        REG  Class 3: Non-medicated toilet preparations,
       Limited               TOUCH                                              perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                              26-Jun-2000   26-Jun-2000
56501  Burberry   France     Week end   3     97/667077     97667077       REG  Perfumes, perfumery products, toilet water,
       Limited               Burberrys                                          eau-de-cologne, soaps, shower and bath gel, bath
                             OF                                                 mousse, deodorants, talc, anti-wrinkle gel for the
                             LONDON                                             eyes, anti-wrinkle cream, pre-shave lotion,
                             (stylised)                                         after-shave lotion.



                                              05-Mar-1997   05-Mar-1997
2750   Burberry   Hong Kong  BURBERRY   3     22046/2000    04272/2002     REG  Class 3: Non-medicated toilet preparations,
       Limited               TOUCH                                              perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri; all included in Class 3..
                                              05-Oct-2000   10-May-2000
3008   Burberry   Hong Kong  Rocking    3     2002/05185    03746/2003     REG  Class 3: Non-medicated toilet preparations,
       Limited               Lamb                                               perfumes, cosmetics preparations for the teeth and
                             Device                                             for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                              15-Apr-2002   15-Apr-2002


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                                APP DATE
            REGISTERED                                          REG NO/
TMID        OWNER      COUNTRY    TRADEMARK  CLASS APP NO       REG DATE  STATUS GOODS
2711        Burberry   Hong Kong  Week end   3     97 18052     12080/1998  REG Non- medicated toilet prearations, perfumes, soaps,
            Limited               BURBERRYS                                     shower and bath gels, deodorants and
                                  (stylised)                                    anti-perspirants for personal use, eau-de-cologne
                                                                                and toilet water, pre-shave lotions, after-shave
                                                                                ;otions; all included in Class 3

                                                   22-Dec-1997  22-Dec-1997
2729/WP-HU  Burberry   Hungary    BURBERRY   3     746063       746063      REG Class 3: Non-medicated toilet preparations,
            Limited               TOUCH                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                   23-Oct-2000  23-Oct-2000
56765       Burberry   Indonesia  Week end   3     D97-20169    426.286     REG Non-medicated toilet preparations, perfumes, soaps,
            Limited               Burberrys                                     shower and bath gels; deodorants, anti-perspirants,
                                  OF                                            eau-de-cologne and toilet water, pre-shave lotion
                                  LONDON                                        and after-shave lotion.
                                  (stylised)

                                                   18-Sep-1997  18-Sep-1997
2751        Burberry   Israel     BURBERRY   3     142576       142576      REG Class 3: Non-medicated toilet preparations,
            Limited               TOUCH                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                   04-Oct-2000  04-Dec-2001
3014        Burberry   Israel     Rocking    3     156330       156330      REG Class 3: Non-medicated toilet preparations,
            Limited               Lamb Device                                   perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                   10-Apr-2002  03-Apr-2003
60687       Burberry   Israel     Week end   3     120204       120204      REG Perfumes, perfumery products, cologne and eau de
            Limited               Burberrys                                     toilette, soaps, shower gel, bath gel, bath foam,
                                  OF                                            deodorant, moisturising products for the body,
                                  LONDON                                        toilet talc, anti-ageing eye balm, anti-wrinkle
                                  (stylised)                                    cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.

                                                   10-Jun-1998  05-Oct-1999


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                              APP DATE
            REGISTERED                                        REG NO/
TMID        OWNER      COUNTRY  TRADEMARK  CLASS APP NO       REG DATE  STATUS  GOODS
2729/WP-JP  Burberry   Japan    BURBERRY    3    746063        746063     REG   Class 3: Non-medicated toilet preparations,
            Limited             TOUCH                                           perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                 23-Oct-2000   23-Oct-2000
3009        Burberry   Japan    Rocking     3    2002-36095    4647041    REG   Class 3: Shampoo and other soaps, fragrances and
            Limited             Lamb Device                                     flavourings, toilet waters, eau de colognes,
                                                                                perfumes and other cosmetics, dentifrices.

                                                 02-May-2002   21-Feb-2003
60682       Burberry   Jordan   Week end    3    50426         50426      REG   Perfumes, perfumery products, cologne and eau de
            Limited             Burberrys                                       toilette, soaps, shower gel, bath gel, bath foam,
                                OF                                              deodorant, moisturising products for the body,
                                LONDON                                          toilet talc, anti-ageing eye balm, anti-wrinkle
                                (stylised)                                      cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.

                                                 23-Jun-1998   23-Jun-1998
2752        Burberry   Korea    BURBERRY    3    40-2000-49643 514908     REG   Class 3: Perfume, perfumed oil, general toilet
            Limited    (South)  TOUCH                                           water, face powder, skin lotion, facial cream, eau
                                                                                de cologne, cleansing cream, foundation cream,
                                                                                powdered perfume, hair tonic, hair dyeing agent,
                                                                                hair spray, hair decolouring agent, shaving gel,
                                                                                shaving foam, shaving mousse, shaving lotion, pot
                                                                                pourris perfumes, toilet soap, washing soap,
                                                                                medicated soap, bath soap. liquid soap, deodorant
                                                                                soap, shampoos, dentifrices, anti-perspirants and
                                                                                essential oils.

                                                 24-Oct-2000   14-Mar-2002


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                              APP DATE
        REGISTERED                                            REG NO/
TMID    OWNER      COUNTRY    TRADEMARK  CLASS APP NO         REG DATE  STATUS  GOODS
3010    Burberry   Korea      Rocking    3     40-2002-17979  40-566466  REG    Class 3: Perfumes, shampoos, anti-perspirants, eau
        Limited    (South)    Lamb                                              de cologne, comon toilet water, essential oils for
                              Device                                            personal use, pot pourri (fragrance), bath oils,
                                                                                bath paoder, baby oils, baby powder, bath salts for
                                                                                non-medical purposes, frangrances for non-medical
                                                                                purposes, sun screen lotions, shaving creams, skin
                                                                                milk, skin fresheners, eye lingers, eye make-up
                                                                                removers, eye shadows, after shave lotions, body
                                                                                deodorants, lip gloss, cleansing cream, face powder,
                                                                                hand cream perfumed oils, hair gels, hair
                                                                                conditioners, hair creams, hair tonics, toilet bath
                                                                                salts, cleansing milk for toilet purposes, liquid
                                                                                soaps, shaving soaps, deodorant soaps, bath soaps,
                                                                                cosmetic soaps, paper soaps, cream soaps, hair
                                                                                rinses, toilet soaps and toothpaste.

                                               19-Apr-2002    25-Nov-2003
61923   Burberry   Korea      Week end   3     97-14024       417515      REG   Non-medicated toilet preparations, perfumes, shower
        Limited    (South)    Burberrys                                         and bath gels, deodorants, anti-perspirants,
                              OF                                                eau-de-cologne and toilet waters, pre-shave lotion,
                              LONDON                                            after-shave lotion.
                              (stylised)


                                               28-Mar-1997    21-Aug-1998
61921   Burberry   Korea      Week end   3     97-14025       441277      REG   Water soaps and cleanser.
        Limited    (South)    Burberrys
                              OF
                              LONDON
                              (stylised)

                                               28-Mar-1997    10-Feb-1999
60680   Burberry   Kuwait     Week end   3     41206          38953       REG   Perfumes, perfumery products, cologne and eau de
        Limited               Burberrys                                         toilette, soaps, shower gel, bath gel, bath foam,
                              OF                                                deodorant, moisturising products for the body,
                              LONDON                                            toilet talc, anti-ageing eye balm, anti-wrinkle
                              (stylised)                                        cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.

                                               30-Sep-1997    30-Sep-1998
2755    Burberry   Lebanon    BURBERRY   3     96-01-0770755              REG   Class 3: Non-medicated toilet preparations,
        Limited               TOUCH                                             perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                              17-Oct-2000
2742    Burberry   Malaysia   BURBERRY   3     2000/15901     00015901    REG   Class 3: Non-medicated toilet preparations,
        Limited               TOUCH                                             perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                               09-Nov-2000    10-May-2000


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                            APP DATE
           REGISTERED                                       REG NO/
TMID       OWNER     COUNTRY   TRADEMARK CLASS APP NO       REG DATE     STATUS GOODS
2996       Burberry  Mauritius Rocking   3                  A/54 No. 100  REG   Class 3: Non-medicated toilet preparations,
           Limited             Lamb                                             perfumes, cosmetics preparations for the teeth and
                               Device                                           for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                               29-Apr-2002  29-Apr-2002
2756       Burberry  Mexico    BURBERRY  3     456456       691278        REG   Class 3: Non-medicated toilet preparations,
           Limited             TOUCH                                            perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                               03-Nov-2000  7-Mar-2001
3005       Burberry  Mexico    Rocking   3     560683       764609        REG   Class 3: Non-medicated toilet preparations,
           Limited             Lamb                                             perfumes, cosmetics preparations for the teeth and
                               Device                                           for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                               12-Aug-2002  21-Jan-2002
2748       Burberry  New       BURBERRY  3     624482       624482        REG   Class 3: Non-medicated toilet preparations,
           Limited   Zealand   TOUCH                                            perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                               04-Oct-2000  10-May-2000
2729/WP-NO Burberry  Norway    BURBERRY  3     746063       746063        REG   Class 3: Non-medicated toilet preparations,
           Limited             TOUCH                                            perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                               23-Oct-2000  23-Oct-2000


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                             APP DATE
        REGISTERED                                           REG NO/
TMID    OWNER      COUNTRY    TRADEMARK  CLASS APP NO        REG DATE   STATUS  GOODS
2757    Burberry   Panama     BURBERRY    3    111126        111126 01     REG  Class 3: Non-medicated toilet preparations,
        Limited               TOUCH                                             perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                               09-Nov-2000   22-Apr-2002
60688   Burberry   Panama     Week end    3    095524        095524        REG  Perfumes, perfumery products, cologne and eau de
        Limited               Burberrys                                         toilette, soaps, shower gel, bath gel, bath foam,
                              OF LONDON                                         deodorant, moisturising products for the body,
                              (stylised)                                        toilet talc, anti-ageing eye balm, anti-wrinkle
                                                                                cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.

                                               12-Aug-1996   12-Aug-1998
3304    Burberry   Paraguay   Burberry    3    29327-2003    269372        REG  Class 3: Non-medicated toilet preparations,
        Limited               Brit                                              perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                               11-Nov-2003   14-Jul-2004


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                               APP DATE
            REGISTERED                                         REG NO/
TMID        OWNER      COUNTRY   TRADEMARK CLASS  APP NO       REG DATE  STATUS GOODS
2758        Burberry   Paraguay  BURBERRY  3      25639-2000   239741      REG  Class 3: Non-medicated toilet preparations,
            Limited              TOUCH                                          perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                  04-Oct-2000  17-Sep-2001
3006        Burberry   Paraguay  Rocking   3      8638-2002    251852      REG  Class 3: Non-medicated toilet preparations,
            Limited              Lamb                                           perfumes, cosmetics preparations for the teeth and
                                 Device                                         for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                  17-Apr-2002  18-Nov-2002
56764       Burberry   Paraguay  Week end  3      16260-97     209046      REG  Non-medicated toilet preparations, perfumes, soaps,
            Limited              Burberrys                                      shower and bath gels; deodorants, anti-perspirants,
                                 OF                                             eau-de-cologne and toilet water, pre-shave lotion
                                 LONDON                                         and after-shave lotion.
                                 (stylised)

                                                  12-Aug-1997  24-Nov-1998
2743        Burberry   Peru      BURBERRY  3      116126       73351       REG  Class 3: Non-medicated toilet preparations,
            Limited              TOUCH                                          perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                  18-Oct-2000  24-Jul-2001
2729/WP-PL  Burberry   Poland    BURBERRY  3      746063       746063      REG  Class 3: Non-medicated toilet preparations,
            Limited              TOUCH                                          perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                  23-Oct-2000  23-Oct-2000
60683       Burberry   Poland    Week end  3      Z-188243     131939      REG  Perfumes, perfumery products, cologne and eau de
            Limited              Burberrys                                      toilette, soaps, shower gel, bath gel, bath foam,
                                 OF                                             deodorant, moisturising products for the body,
                                 LONDON                                         toilet talc, anti-ageing eye balm, anti-wrinkle
                                 (stylised)                                     cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.

                                                  15-Jun-1998  17-Aug-2001
2729/WP-RO  Burberry   Romania   BURBERRY  3      746063       746063      REG  Class 3: Non-medicated toilet preparations,
            Limited              TOUCH                                          perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                  23-Oct-2000  23-Oct-2000


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                               APP DATE
            REGISTERED                                         REG NO/
TMID        OWNER      COUNTRY   TRADEMARK CLASS  APP NO       REG DATE  STATUS GOODS
2729/WP-RU  Burberry   Russian    BURBERRY  3     746063       746063      REG  Class 3: Non-medicated toilet preparations,
            Limited    Federation TOUCH                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                  23-Oct-2000  23-Oct-2000
60681       Burberry   Russian    Week end  3     98710936     98710369    REG  Perfumes, perfumery products, cologne and eau de
            Limited    Federation Burberrys                                     toilette, soaps, shower gel, bath gel, bath foam,
                                  OF                                            deodorant, moisturising products for the body,
                                  LONDON                                        toilet talc, anti-ageing eye balm, anti-wrinkle
                                  (stylised)                                    cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.

                                                  24-Jun-1998  24-Jun-1998
2759        Burberry   Saudi      BURBERRY  3     67923        621/65      REG  Class 3: Non-medicated toilet preparations,
            Limited    Arabia     TOUCH                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                  11-Nov-2000  11-Nov-2000
3019        Burberry   Saudi      Rocking   3     76328        665/59      REG  Class 3: Non-medicated toilet preparations,
            Limited    Arabia     Lamb                                          perfumes, cosmetics preparations for the teeth and
                                  Device                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                  09-Apr-2002  09-Apr-2002
60578       Burberry   Saudi      Week end  3     44986        501/8       REG  Non-medicated toilet preparations, perfumes, soaps,
            Limited    Arabia     Burberrys                                     shower and bath gels, deodorants, anti-perspirants,
                                  OF                                            eau-de-cologne and toilet water, pre-shave lotion,
                                  LONDON                                        after-shave lotion.
                                  (stylised)

                                                  26-Jun-1998  19-Oct-1999
2760        Burberry   Singapore  BURBERRY  3     T00/17551D   T00/17551D  REG  Class 3: Non-medicated toilet preparations,
            Limited               TOUCH                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                  06-Oct-2000  10-May-2000
59062       Burberry   Singapore  Week end  3     15061/97     T97/15061I  REG  Non-medicated toilet preparations, perfumes, soaps,
            Limited               Burberrys                                     shower and bath gels, deodorants, anti-perspirants,
                                  OF                                            eau-de-cologne and toilet water, pre-shave lotion,
                                  LONDON                                        after-shave lotion.
                                  (stylised)

                                                  10-Dec-1997  10-Dec-1997


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                               APP DATE
            REGISTERED                                         REG NO/
TMID        OWNER      COUNTRY   TRADEMARK  CLASS APP NO       REG DATE  STATUS GOODS
2729/WP-SK  Burberry   Slovakia     BURBERRY  3   746063       746063      REG  Class 3: Non-medicated toilet preparations,
            Limited                 TOUCH                                       perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                  23-Oct-2000  23-Oct-2000
3348        Burberry   Switzerland  Burberry  3   51019/2004   520.106     REG  Class 3: Non-medicated toilet preparations,
            Limited                 Tender                                      perfumes, cosmetics, preparations for the teeth and
                                    Touch                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                  18-Feb-2004  31-Mar-2004
2729/WP-CH  Burberry   Switzerland  BURBERRY  3   746063       746063      REG  Class 3: Non-medicated toilet preparations,
            Limited                 TOUCH                                       perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                  23-Oct-2000  23-Oct-2000


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                            APP DATE
        REGISTERED                                          REG NO/
TMID    OWNER      COUNTRY     TRADEMARK CLASS APP NO       REG DATE    STATUS  GOODS
60677   Burberry   Switzerland Week end   3    4652/1998    457932      REG     Perfumes, perfumery products, cologne and eau de
        Limited                BURBERRYS                                        toilette, soaps, shower gel, bath gel, bath foam,
                               (stylised)                                       deodorant, moisturising products for the body,
                                                                                toilet talc, anti-ageing eye balm, anti-wrinkle
                                                                                cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.

                                               15-Dec-1998  15-Dec-1998
3311    Burberry   Taiwan      Burberry   3    92063891     1110101     REG     Class 3: Non-medicated toilet preparations,
        Limited                Brit                                             perfumes, preparations for the teeth and
                                                                                for the hair, soaps for human use, shampoos, anti-
                                                                                perspirants, eau de cologne and toilet water,
                                                                                essential oils, shaving preparations, pot pourri.

                                               03-Nov-2003  16-Jul-2004


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                               APP DATE
            REGISTERED                                         REG NO/
TMID        OWNER      COUNTRY  TRADEMARK  CLASS  APP NO       REG DATE  STATUS GOODS
2761        Burberry   Taiwan   BURBERRY   3      89057922     1016603     REG  Class 3: Non-medicated toilet preparations,
            Limited             TOUCH                                           perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps for human use, shampoos,
                                                                                anti-perspirants, eau de cologne and toilet water,
                                                                                essential oils, shaving preparations, pot pourri.
                                                  06-Oct-2000  01-Oct-2002
3011        Burberry   Taiwan   Rocking    3      91013670     1035982     REG  Class 3: Non-medicated toilet preparations,
            Limited             Lamb                                            perfumes, cosmetics preparations for the teeth and
                                Device                                          for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                  11-Apr-2002  16-Mar-2003
59129       Burberry   Taiwan   Week end   3      849612       849612      REG  Non-medicated toilet preparations, perfumes, soaps,
            Limited             BURBERRYS                                       shower and bath gels, deodorants, anti-perspirants,
                                (stylised)                                      eau-de-cologne and toilet water, pre-shave lotion,
                                                                                after-shave lotion.

                                                  18-Mar-1998  01-May-1999
3012        Burberry   Thailand Rocking    3      489827       Kor174351   REG  Class 3: Perfumes, eau de toilette, eau de parfums,
            Limited             Lamb                                            cosmetic preparations for the teeth and for the
                                Device                                          hair; toothpaste, soaps, shampoos, anti-perspirants,
                                                                                eau de cologne, toilet water, body lotions, body
                                                                                sprays, after-shave lotions, cosmetic preparations
                                                                                for skin; preparations for body cleansing, essential
                                                                                oils, pot pourri.

                                                  13-Jun-2002  13-Jun-2002
59209       Burberry   Thailand Week end   3      366474       Kor 107999  REG  Perfumes, soaps, shower and bath gels, deodorants,
            Limited             Burberrys                                       anti-perspiarnts, eau-de-cologne, toilet
                                (stylised)                                      water,pre-shave lotion, after-shave lotion

                                                  06-Aug-1998  06-Aug-1998
2729/WP-TR  Burberry   Turkey   BURBERRY   3      746063       746063      REG  Class 3: Non-medicated toilet preparations,
            Limited             TOUCH                                           perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                  23-Oct-2000  23-Oct-2000
60685       Burberry   Turkey   Week end   3      1998/8388    198559      REG  Perfumes, perfumery products, cologne and eau de
            Limited             Burberrys                                       toilette, soaps, shower gel, bath gel, bath foam,
                                OF                                              deodorant, moisturising products for the body,
                                LONDON                                          toilet talc, anti-ageing eye balm, anti-wrinkle
                                (stylised)                                      cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.

                                                  24-Jun-1998  24-Jun-1998


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                          APP DATE
       REGISTERED                                         REG NO/
TMID   OWNER      COUNTRY  TRADEMARK  CLASS  APP NO       REG DATE     STATUS   GOODS
2762   Burberry   Ukraine  BURBERRY   3      2000104576    28836       REG      Class 3: Toilet preparations; perfumes; cosmetics
       Limited             TOUCH                                                 preparations for the teeth and for the hair; soaps;
                                                                                shampoos; anti-perspirants; eau de cologne; toilet
                                                                                water; essential oils; shaving preparations; pot
                                                                                pourri; all the above for non-medicated purposes.

                                             13-Oct-2000   16-Dec-2002
2994   Burberry   Ukraine  Rocking    3      2002043037/T  37188       REG      Class 3: Non-medicated toilet preparations,
       Limited             Lamb                                                 perfumes, cosmetics preparations for the teeth and
                           Device                                               for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                             15-Apr-2002   15-Jan-2004
2763   Burberry   United   BURBERRY   3      39231         29056       REG      Class 3: Non-medicated toilet preparations,
       Limited    Arab     TOUCH                                                perfumes, cosmetics preparations for the teeth and
                  Emirates                                                      for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                             06-Nov-2000   22-Oct-2001
60679  Burberry   United   Week end   3      28092         26254       REG      Perfumes, perfumery products, cologne and eau de
       Limited    Arab     Burberrys                                            toilette, soaps, shower gel, bath gel, bath foam,
                  Emirates OF                                                   deodorant, moisturising products for the body,
                           LONDON                                               toilet talc, anti-ageing eye balm, anti-wrinkle
                           (stylised)                                           cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.

                                             31-Aug-1998   18-Oct-2000
2537   Burberry   United   BURBERRY   3      2231970       2231970     REG      Class 3: Non-medicated toilet preparations,
       Limited    Kingdom  TOUCH                                                perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                             10-May-2000   10-May-2000
2993   Burberry   United   Rocking    3      2297097       2297097     REG      Class 3: Non-medicated toilet preparations,
       Limited    Kingdom  Lamb                                                 perfumes, cosmetics preparations for the teeth and
                           Device                                               for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                             04-Apr-2002   30-Aug-2002
54536  Burberry   United   Week end   3      2126565       2126565     REG      Perfumes, perfumery products, cologne and eau de
       Limited    Kingdom  BURBERRYS                                            toilette, soaps, shower gel, bath gel, bath foam,
                           (stylised)                                           deodorant, moisturising products for the body,
                                                                                toilet talc, anti-ageing eye balm, anti-wrinkle
                                                                                cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.

                                             13-Mar-1997   13-Mar-1997


                   VARIED TRADE NAMES - CLASS 3 - REGISTERED

                                                            APP DATE
       REGISTERED                                           REG NO/
TMID   OWNER      COUNTRY    TRADEMARK  CLASS  APP NO       REG DATE    STATUS  GOODS
2764   Burberry   USA.       BURBERRY   3      76/153502    2634190      REG    Class 3: Non-medicated toilet preparations, namely
       Limited               TOUCH                                              perfumes, eau de cologne and toilet water, essential
                                                                                oils for personal use cosmetics preparations for the
                                                                                teeth and for the hair, namely toothepastes,
                                                                                shampoos, conditioners, hair sprays, hair gels,
                                                                                soaps for the body, shower gels and bath gels and
                                                                                bath forms, anti-perspirants and deodorants, shaving
                                                                                preparations and pot pourri.

                                               25-Oct-2000  15-Oct-2002
57517  Burberry   U.S.A.     Week end   3      75/355145    2315279      REG    Non-medicated preparations, perfumes, eau de
       Limited               Burberry                                           perfume, body lotion, cosmetics, soaps,
                             of London                                          anti-perspirants, eau de cologne, toilet waters,
                             (stylised)                                         pre-shave lotion, after-shave lotion, shaving soap,
                                                                                cologne, bath and shower gels.

                                               11-Sep-1997  08-Feb-2000
2766   Burberry   Uruguay    BURBERRY   3      327565       327565       REG    Class 3: Non-medicated toilet preparations,
       Limited               TOUCH                                              perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                               03-Nov-2000  07-May-2001
3007   Burberry   Uruguay    Rocking    3      339.645      339.645      REG    Class 3: Non-medicated toilet preparations,
       Limited               Lamb                                               perfumes, cosmetics preparations for the teeth and
                             Device                                             for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                               11-Apr-2002  15-Oct-2002
56762  Burberry   Uruguay    Week end   3      298.661      298.661      REG    All goods in the class
       Limited               Burberrys
                             OF
                             LONDON
                             (stylised)

                                               03-Oct-1997  05-Jun-1998
60686  Burberry   Venezuela  Week end   3      12680-98     P-226206     REG    Perfumes, perfumery products, cologne and eau de
       Limited               Burberrys                                          toilette, soaps, shower gel, bath gel, bath foam,
                             OF                                                 deodorant, moisturising products for the body,
                             LONDON                                             toilet talc, anti-ageing eye balm, anti-wrinkle
                             (stylised)                                         cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.

                                               07-Jul-1998  25-Feb-2001
2729   Burberry   WIPO       BURBERRY   3      746063       746063       REG    Class 3: Non-medicated toilet preparations,
       Limited               TOUCH                                              perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                               23-Oct-2000  23-Oct-2000


                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                              APP DATE
            REGISTERED                                        REG NO/
TMID        OWNER      COUNTRY     TRADEMARK  CLASS  APP NO   REG DATE  STATUS  GOODS


3300        Burberry   Argentina   Burberry   3      2472842            PEN     Class 3: Non-medicated toilet preparations,
            Limited                Brit                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.
                                                     31-Oct-2003
3319        Burberry   Argentina   Burberry   3      2473431            PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     04-Nov-2003
3288/WP-AU  Burberry   Australia   Burberry   3      814807             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Brit                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.
                                                     11-Nov-2003
3338        Burberry   Austria     Burberry   3      AM1150/2004        PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics, preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                 preparations, pot pourri.

                                                     19-Feb-2004



                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                              APP DATE
            REGISTERED                                        REG NO/
TMID        OWNER      COUNTRY     TRADEMARK  CLASS  APP NO   REG DATE  STATUS  GOODS


3301        Burberry    Brazil     Burberry   3      826052746          PEN     Class 3: Non-medicated toilet preparations,
            Limited                Brit                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.
                                                     07-Nov-2003
3320        Burberry    Brazil     Burberry   3      826052738          PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     07-Nov-2003
2747        Burberry    Brazil     BURBERRY   3      823385701          PEN     Class 3: Non-medicated toilet preparations,
            Limited                TOUCH                                        perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.
                                                     10-Nov-2000
3000        Burberry    Brazil     Rocking    3      824501624          PEN     Class 3: Non-medicated toilet preparations,
            Limited                Lamb                                         perfumes, cosmetics preparations for the teeth and
                                   Device                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     11-Apr-2002
3033/WP-BG  Burberry    Bulgaria   Rocking    3      779836             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Lamb                                         perfumes, cosmetics preparations for the teeth and
                                   Device                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                     30-Apr-2002
3299        Burberry    Canada     Burberry   3      1,199,475          PEN     Class 3: Non-medicated toilet preparations,
            Limited                Brit                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.
                                                     12-Dec-2003

                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                              APP DATE
            REGISTERED                                        REG NO/
TMID        OWNER      COUNTRY     TRADEMARK  CLASS  APP NO   REG DATE  STATUS  GOODS


3318        Burberry    Canada     Burberry   3      1,199,474          PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.
                                                                                Class 3: Non-medicated toilet preparations,
                                                                                perfumes, cosmetics, preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     12-Dec-2003
2997        Burberry    Canada     Rocking    3      1143564            PEN     Class 3: Non-medicated toilet preparations,
            Limited                Lamb                                         perfumes, cosmetics preparations for the teeth and
                                   Device                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils for
                                                                                personal use, pot pourri.

                                                     12-Jun-2002
3288/W-CN   Burberry    China      Burberry   3      814807             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Brit                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.
                                                     11-Nov-2003
3354        Burberry    China      Burberry   3      392026S            PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics, preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     20-Feb-2004
59130       Burberry    China      Week end   3      9800007011         PEN     Perfumes, soaps, anti-perspirants, eau-de-cologne,
            Limited                BURBERRYS                                    toilet water, deodorants, aftershave lotion, pre-
                                   (stylised)                                   shave lotion, shower and bath gel, non-medicated
                                                                                toilet  preparations.

                                                     22-Jan-1998
3002        Burberry    Colombia   Rocking    3      02.033.931         PEN     Class 3: Non-medicated toilet preparations,
            Limited                Lamb                                         perfumes, cosmetics preparations for the teeth and
                                   Device                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                     19-Apr-2002
3033/WP-CZ  Burberry    Czech      Rocking    3      779836             PEN     Class 3: Non-medicated toilet preparations,
            Limited     Republic   Lamb                                         perfumes, cosmetics preparations for the teeth and
                                   Device                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.


                                                     30-Apr-2002


                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                              APP DATE
            REGISTERED                                        REG NO/
TMID        OWNER      COUNTRY     TRADEMARK  CLASS  APP NO   REG DATE  STATUS  GOODS


60678       Burberry    Czech      Week end   3      133409             PEN     Perfumes, perfumery products, cologne and eau de
            Limited     Republic   Burberrys                                    toilette, soaps, shower gel, bath gel, bath foam,
                                   OF                                           deodorant, moisturising products for the body,
                                   LONDON                                       toilet talc, anti-ageing eye balm, anti-wrinkle
                                   (stylised)                                   cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.



                                                     09-Jun-1998
2995        Burberry    Egypt      Rocking    3      150735             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Lamb                                         perfumes, cosmetics preparations for the teeth and
                                   Device                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                     30-Apr-2002
3033/WP-EE  Burberry    Estonia    Rocking    3      779836             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Lamb                                         perfumes, cosmetics preparations for the teeth and
                                   Device                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                     30-Apr-2002
3268        Burberry    European   Burberry   3      003322922          PEN     Class 3: Non-medicated toilet preparations,
            Limited     Union      Brit                                         perfumes, cosmetics, preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     21-Aug-2003
3340        Burberry    Finland    Burberry   3      T200400387         PEN     Class 3: Non-medicated toilet preparations,bath,
            Limited                Tender                                       shower and body care preparations, perfumes,
                                   Touch                                        cosmetics, preparations for the teeth and for the
                                                                                hair, soaps, shampoos, anti-perspirants, eau de
                                                                                cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     17-Feb-2004
3033/WP-GE  Burberry    Georgia    Rocking    3      779836             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Lamb                                         perfumes, cosmetics preparations for the teeth and
                                   Device                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                     30-Apr-2002
3341        Burberry    Germany    Burberry   3      304 09 488.9/09    PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics, preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.


                                                     24-Feb-2004


                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                              APP DATE
            REGISTERED                                        REG NO/
TMID        OWNER      COUNTRY     TRADEMARK  CLASS  APP NO   REG DATE  STATUS  GOODS


3342        Burberry    Greece     Burberry   3      149449             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics, preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     19-Feb-2004
3283        Burberry    Hong Kong  Burberry   3      300068003          PEN     Class 3: Non-medicated toilet preparations,
            Limited                Brit                                         perfumes, cosmetics, preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.
                                                     25-Aug-2003
3325        Burberry    Hong Kong  Burberry   3      300107225          PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     06-Nov-2003
3033/WP-HU  Burberry    Hungary    Rocking    3      779836             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Lamb                                         perfumes, cosmetics preparations for the teeth and
                                   Device                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                     30-Apr-2002
60676       Burberry    Hungary    Week end   3      M9802418           PEN     Perfumes, perfumery products, cologne and eau de
            Limited                Burberrys                                    toilette, soaps, shower gel, bath gel, bath foam,
                                   OF                                           deodorant, moisturising products for the body,
                                   LONDON                                       toilet talc, anti-ageing eye balm, anti-wrinkle
                                   (stylised  )                                 cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.

                                                     18-Jun-1998
3306        Burberry    India      Burberry   3      1247382            PEN     Class 3: Non-medicated toilet preparations,
            Limited                Brit                                         perfumes, cosmetics, preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     03-Nov-2003


                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                              APP DATE
            REGISTERED                                        REG NO/
TMID        OWNER      COUNTRY     TRADEMARK  CLASS  APP NO   REG DATE  STATUS  GOODS


3326        Burberry    India      Burberry   3      1248143            PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics, preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     06-Nov-2003
61920       Burberry    India      Week end   3      822101             PEN     Perfumes, perfumery products, cologne and eau de
            Limited                Burberrys                                    toilette, soap, shower gel, bath gel, bath foam,
                                   OF LONDON                                    deodorant, moisturising products for the body,
                                   (stylised)                                   toilet talc, anti-ageing eye balm, anti-wrinkle
                                                                                cream, after-shave emulsion, pre-shave lotion,
                                                                                razor-burn soother.

                                                     07-Oct-1998
3343        Burberry    Ireland    Burberry   3                         PEN     Class 3: Non-medicated toilet preparations, bath,
            Limited                Tender                                       shower and body care preparations, perfumes,
                                   Touch                                        cosmetics, preparations for the teeth and for the
                                                                                hair, soaps, shampoos, anti-perspirants, eau de
                                                                                cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     17-Feb-2004
3344        Burberry    Italy      Burberry   3      FI2004C000389      PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics, preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     18-Mar-2004
3284        Burberry    Japan      Burberry   3      2003-071925        PEN     Class 3: Non-medicated toilet preparations,
            Limited                Brit                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     22-Aug-2003
3288/WP-JP  Burberry    Japan      Burberry   3      814807             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Brit                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.
                                                     11-Nov-2003


                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                              APP DATE
            REGISTERED                                        REG NO/
TMID        OWNER      COUNTRY     TRADEMARK  CLASS  APP NO   REG DATE  STATUS  GOODS


3285        Burberry    Korea      Burberry   3      40-2003-0037779    PEN     Class 3: Perfumes, shampoos, anti-perspirants, eau
            Limited     (South)    Brit                                         de cologne, common toilet water, esential oils for
                                                                                personal use, pot pourri (fragrance), bath oils,
                                                                                bath powder, baby oils, baby powder, bath salts for
                                                                                non-medical purposes, frangrance for non-medical
                                                                                purposes, sunscreen lotions, shaving creams, skin
                                                                                milk, skin fresheners, eye liners, eye make-up
                                                                                removers, eye shadows, aftershave lotions, body
                                                                                deodorants, lip gloss, cleansing cream, face powder,
                                                                                hand cream, perfumed oils, hair gels, hair
                                                                                conditionors, hair creams, hair tonics, toilet bath
                                                                                salts, cleansing milk for toilet purposes, liquid
                                                                                soaps, paper soaps, cream soaps, hair rinses, toilet
                                                                                soaps and toothpaste.

                                                     25-Aug-2003
3328        Burberry    Korea      Burberry   3      40-2003-50175      PEN     Perfumes, shampoos, anti-persipirants, eay de
            Limited     (South)    Tender                                       cologne, common toilet water, essential oils for
                                   Touch                                        persona use, pot pourri (fragrance), bath oils, bath
                                                                                powder, baby oils, baby powder, bath salts for
                                                                                non-medical purposes, frangrance for non-medical
                                                                                purposes, sunscreen lotions, shaving creams, skin
                                                                                milk, skin fresheners, eye liners, eye make-up
                                                                                removers, eye shadows, after-shave lotions, body
                                                                                deodorants, lip gloss, cleansing cream, face powder,
                                                                                hand cream, perumed oils, hair gels, hair
                                                                                conditioners, hair creams, hair tonics, toilet bath
                                                                                salts, cleansing milk for toilet purposes, liquid
                                                                                soaps, shaving soaps, deodorants soaps, bath soaps,
                                                                                cosmetic soaps, paper soaps, cream soaps, hair
                                                                                rinses, toilet soaps and toothpaste.

                                                     13-Nov-2003
2754        Burberry    Kuwait     BURBERRY   3      49326              PEN     Class 3: Non-medicated toilet preparations,
            Limited                TOUCH                                        perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     12-Mar-2001


                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                              APP DATE
            REGISTERED                                        REG NO/
TMID        OWNER      COUNTRY     TRADEMARK  CLASS  APP NO   REG DATE  STATUS  GOODS


3015        Burberry    Kuwait     Rocking    3      58612              PEN     Class 3: Non-medicated toilet preparations,
            Limited                Lamb                                         perfumes, cosmetics preparations for the teeth and
                                   Device                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                     05-Mar-2003
3033/WP-LV  Burberry    Latvia     Rocking    3      779836             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Lamb                                         perfumes, cosmetics preparations for the teeth and
                                   Device                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                     30-Apr-2002
60684       Burberry    Lebanon    Week end   3      19607              PEN     Perfumes, perfumery products, cologne and eau de
            Limited                Burberrys                                    toilette, soaps, shower gel, bath gel, bath foam,
                                   OF                                           deodorant, moisturising products for the body,
                                   LONDON                                       toilet talc, anti-ageing eye balm, anti-wrinkle
                                   (stylised)                                   cream, after shave emulsion, pre-shave lotion, razor
                                                                                burn soother.

                                                     22-Jun-1998
3033/WP-LT  Burberry    Lithuania  Rocking    3      779836             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Lamb                                         perfumes, cosmetics preparations for the teeth and
                                   Device                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                     30-Apr-2002
3308        Burberry    Malaysia   Burberry   3      2003/16079         PEN     Class 3: Non-medicated toilet preparations,
            Limited                Brit                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.
                                                     28-Nov-2003
3329        Burberry    Malaysia   Burberry   3      2003/16080         PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     28-Nov-2003


                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                              APP DATE
            REGISTERED                                        REG NO/
TMID        OWNER      COUNTRY     TRADEMARK  CLASS  APP NO   REG DATE  STATUS  GOODS


3050        Burberry    Malaysia   Rocking    3      2002/07593         PEN     Class 3: Non-medicated toilet preparations,
            Limited                Lamb                                         perfumes, cosmetics preparations for the teeth and
                                   Device                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     29-Jun-2002
3303        Burberry    Mexico     Burberry   3      635314             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Brit                                         perfumes, cosmetics, preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     18-Dec-2003
3322        Burberry    Mexico     Burberry   3      635315             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics, preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     18-Dec-2003
61922       Burberry    Mexico     Week end   3      359657             PEN     Perfumes, cologne and eau de toilette, shower and
            Limited                Burberrys                                    bath gel, bath foam, deodorant, moisturising
                                   OF                                           products for the body, after-shave emulsion,
                                   LONDON                                       pre-shave lotion, razor-burn soother.
                                   (stylised)

                                                     08-Jan-1999
3309        Burberry    New        Burberry   3      703869             PEN     Class 3: Non-medicated toilet preparations,
            Limited     Zealand    Brit                                         perfumes, cosmetics, preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     03-Nov-2003
3330        Burberry    New        Burberry   3      703976             PEN     Class 3: Non-medicated toilet preparations,
            Limited     Zealand    Tender                                       perfumes, cosmetics, preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     05-Nov-2003
3288/WP-NO  Burberry    Norway     Burberry   3      814807             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Brit                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     11-Nov-2003


                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                               APP DATE
            REGISTERED                                         REG NO/
TMID        OWNER      COUNTRY      TRADEMARK  CLASS  APP NO   REG DATE STATUS  GOODS


3033/WP-NO  Burberry    Norway      Rocking    3      779836            PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Lamb                                        perfumes, cosmetics preparations for the teeth and
                                    Device                                      for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                      30-Apr-2002
3017        Burberry    Oman        Rocking    3      27838             PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Lamb                                        perfumes, cosmetics preparations for the teeth and
                                    Device                                      for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                      13-Apr-2002
3323        Burberry    Paraguay    Burberry   3      29542-2003        PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Tender                                      perfumes, cosmetics preparations for the teeth and
                                    Touch                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                      13-Nov-2003
3310        Burberry    Philippines Burberry   3      4-2003-10140      PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Brit                                        perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.
                                                      05-Nov-2003
3331        Burberry    Philippines Burberry   3      4-2003-10203      PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Tender                                      perfumes, cosmetics preparations for the teeth and
                                    Touch                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.


                                                      07-Nov-2003
59208       Burberry    Philippines Week end   3                        PEN     Non-medicated toilet preparations, perfumes, soaps,
            Limited                 Burberrys                                   shower and bath gels, deodorants, anti-perspirants,
                                    OF LONDON                                   eau-de-cologne and toilet water, pre-shave lotion,
                                    (stylised)                                  after-shave lotion.

                                                      28-Apr-1998


                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                               APP DATE
            REGISTERED                                         REG NO/
TMID        OWNER      COUNTRY      TRADEMARK  CLASS  APP NO   REG DATE STATUS  GOODS


3033/WP-PL  Burberry    Poland      Rocking    3      779836            PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Lamb                                        perfumes, cosmetics preparations for the teeth and
                                    Device                                      for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                      30-Apr-2002
3345        Burberry    Portugal    Burberry   3      379024            PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Tender                                      perfumes, cosmetics, preparations for the teeth and
                                    Touch                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                      20-Feb-2004
3018        Burberry    Qatar       Rocking    3      27416             PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Lamb                                        perfumes, cosmetics preparations for the teeth and
                                    Device                                      for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                      21-Apr-2002
3033/WP-RO  Burberry    Romania     Rocking    3      779836            PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Lamb                                        perfumes, cosmetics preparations for the teeth and
                                    Device                                      for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                      30-Apr-2002
3288/W-RU   Burberry    Russian     Burberry   3      814807            PEN     Class 3: Non-medicated toilet preparations,
            Limited     Federation  Brit                                        perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                      11-Nov-2003
3349        Burberry    Russian     Burberry   3      2004703188        PEN     Class 3: Non-medicated toilet preparations,
            Limited     Federation  Tender                                      perfumes, cosmetics, preparations for the teeth and
                                    Touch                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                      18-Feb-2004
3033/WP-RU  Burberry    Russian     Rocking    3      779836            PEN     Class 3: Non-medicated toilet preparations,
            Limited     Federation  Lamb                                        perfumes, cosmetics preparations for the teeth and
                                    Device                                      for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                      30-Apr-2002

                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                              APP DATE
            REGISTERED                                        REG NO/
TMID        OWNER       COUNTRY     TRADEMARK CLASS  APP NO   REG DATE  STATUS  GOODS


3315        Burberry    San Marino  Burberry  3      SM-M200300230      PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Brit                                        perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     02-Dec-2003
3317        Burberry    San Marino  Burberry  3      SM-M-200300229     PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Tender                                      perfumes, cosmetics preparations for the teeth and
                                    Touch                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     02-Dec-2003
3313        Burberry    Saudi       Burberry  3      86060              PEN     Class 3: Non-medicated toilet preparations,
            Limited     Arabia      Brit                                        perfumes, cosmetics, preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     02-Nov-2003
3033/WP-YU  Burberry    Serbia-     Rocking   3      779836             PEN     Class 3: Non-medicated toilet preparations,
            Limited     Montenegro  Lamb                                        perfumes, cosmetics preparations for the teeth and
                                    Device                                      for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                     30-Apr-2002
3288/WP-SG  Burberry    Singapore   Burberry  3      814807             PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Brit                                        perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     11-Nov-2003
3352        Burberry    Singapore   Burberry  3      T/04/02218F        PEN     Class 3: Non-medicated toilet preparations,bath,
            Limited                 Tender                                      shower and body care preparations, perfumes,
                                    Touch                                       cosmetics, preparations for the teeth (cleaning) and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     17-Feb-2004
3033/WP-SG  Burberry    Singapore   Rocking   3      T02/08371D         PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Lamb                                        perfumes, cosmetics preparations for the teeth and
                                    Device                                      for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                     30-Apr-2002


                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                              APP DATE
            REGISTERED                                        REG NO/
TMID        OWNER       COUNTRY     TRADEMARK  CLASS  APP NO  REG DATE  STATUS  GOODS


3033/WP-SI  Burberry    Slovenia    Rocking    3      779836            PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Lamb                                        perfumes, cosmetics preparations for the teeth and
                                    Device                                      for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                      30-Apr-2002
3298        Burberry    South       Burberry   3      2003/19661        PEN     Class 3: Non-medicated toilet preparations,
            Limited     Africa      Brit                                        perfumes, cosmetics, preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                      07-Nov-2003
3346        Burberry    Spain       Burberry   3      2.586.510(2)      PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Tender                                      perfumes, cosmetics, preparations for the teeth and
                                    Touch                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                      16-Mar-2004
3288/W-CH   Burberry    Switzerland Burberry   3      814807            PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Brit                                        perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                      11-Nov-2003
3033/WP-CH  Burberry    Switzerland Rocking    3      779836            PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Lamb                                        perfumes, cosmetics preparations for the teeth and
                                    Device                                      for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                      30-Apr-2002


                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                              APP DATE
            REGISTERED                                        REG NO/
TMID        OWNER      COUNTRY     TRADEMARK  CLASS  APP NO   REG DATE  STATUS  GOODS


3332        Burberry   Taiwan      Burberry   3      92064591           PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     06-Nov-2003
3312        Burberry   Thailand    Burberry   3      537811             PEN     Class 3: Perfumes;, cosmetic preparations for the
            Limited                Brit                                         teeth; cosmetic preparations for the hair; cosmetic
                                                                                preparations for the face; cosmetic preparations for
                                                                                skin care; soaps; shampoos; anti-perspirants, eau de
                                                                                toilette, eau de cologne, deodorants, essential oils
                                                                                shaving preparations, pot pourri; perfumed body
                                                                                lotions and creams; bath and shower gels.

                                                     28-Nov-2003
3333        Burberry   Thailand    Burberry   3      537820             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     28-Nov-2003
3288/WP-TR  Burberry   Turkey      Burberry   3      814807             PEN     Class 3: Non-medicated toilet preparations,
            Limited                Brit                                         perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     11-Nov-2003
3353        Burberry   Turkey      Burberry   3      2004/003539        PEN     Class 3: Non-medicated toilet preparations,
            Limited                Tender                                       perfumes, cosmetics, preparations for the teeth and
                                   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                     20-Feb-2004


                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                               APP DATE
            REGISTERED                                         REG NO/
TMID        OWNER      COUNTRY      TRADEMARK  CLASS  APP NO   REG DATE STATUS  GOODS


3033/WP-TR  Burberry    Turkey      Rocking    3      779836            PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Lamb                                        perfumes, cosmetics preparations for the teeth and
                                    Device                                      for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                      30-Apr-2002
3314        Burberry    United      Burberry   3      57172             PEN     Class 3: Non-medicated toilet preparations,
            Limited     Arab        Brit                                        perfumes, cosmetics preparations for the teeth and
                        Emirates                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                      18-Nov-2003
3334        Burberry    United     Burberry    3      57171             PEN     Class 3: Non-medicated toilet preparations,
            Limited     Arab       Tender                                       perfumes, cosmetics preparations for the teeth and
                        Emirates   Touch                                        for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.


                                                      18-Nov-2003
3020        Burberry    United     Rocking     3      47409             PEN     Class 3: Non-medicated toilet preparations,
            Limited     Arab       Lamb                                         perfumes, cosmetics preparations for the teeth and
                        Emirates   Device                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                      30-Apr-2002
3355        Burberry    United      Burberry   3      2356223           PEN     Class 3: Perfumes
            Limited     Kingdom     Tender
                                    Touch

                                                      18-Feb-2004
3288/WP-US  Burberry    U.S.A.      Burberry   3      814807            PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Brit                                        perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                      11-Nov-2003
3359        Burberry    U.S.A.      Rocking    3      76/976388         PEN     Class 3: Perfumes, cosmetic preparations for the
            Limited                 Lamb                                        hair, non-medicated soaps and shampoos, eau de
                                    Device                                      cologne and toilet water, essential oils for
                                                                                personal use.

                                                      30-May-2002

3305        Burberry    Uruguay     Burberry   3      350.995           PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Brit                                        perfumes, cosmetics, preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                      04-Nov-2003

                     VARIED TRADE NAMES - CLASS 3 - PENDING


                                                               APP DATE
            REGISTERED                                         REG NO/
TMID        OWNER      COUNTRY      TRADEMARK  CLASS  APP NO   REG DATE STATUS  GOODS


3324        Burberry    Uruguay     Burberry   3      351.036           PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Tender                                      perfumes, cosmetics, preparations for the teeth and
                                    Touch                                       for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                      06-Nov-2003
2767        Burberry    Venezuela   BURBERRY   3      2000-018829       PEN     Class 3: Non-medicated toilet preparations,
            Limited                 TOUCH                                       perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                      16-Oct-2000
3288        Burberry    WIPO        Burberry   3      814807            PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Brit                                        perfumes, cosmetics preparations for the teeth and
                                                                                for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, shaving
                                                                                preparations, pot pourri.

                                                      11-Nov-2003
3033        Burberry    WIPO        Rocking    3      779836            PEN     Class 3: Non-medicated toilet preparations,
            Limited                 Lamb                                        perfumes, cosmetics preparations for the teeth and
                                    Device                                      for the hair, soaps, shampoos, anti-perspirants, eau
                                                                                de cologne and toilet water, essential oils, pot
                                                                                pourri.

                                                      30-Apr-2002


                         SCHEDULE 2 : LICENSED PRODUCTS

A.       MEN'S LICENSED PRODUCTS
--------------------------------
(1)      MEN'S FRAGRANCE LINE

         (a) Cologne and Eau de Toilette

         (b) Cologne Spray

 (2)     MEN'S FRAGRANCED BODY LINE

         (a) Body Cream

         (b) Deodorant

         (c) Shaving Foam

         (d) Pre-Shave Lotion

         (e) After Shave Emulsion

         (f) After Shave

         (g) Bath and Body Gel

         (h) Razor Burn Soother

         (i) Shampoo

B.       WOMEN'S LICENSED PRODUCTS
----------------------------------
(1)      WOMEN'S FRAGRANCE LINE

         (a) Perfume

         (b) Cologne and Eau de Toilette

         (c) Cologne Spray

(2)      WOMEN'S FRAGRANCED BODY LINE

         (a) Body Moisturizer

         (b) Deodorant

         (c) Bath and Shower Gel

         (d) Shampoo

         (e) Soap

         (f) Bath Foam

         (g) Oil Mist Spray

C.       MEN'S AND WOMEN'S SKIN CARE PRODUCTS

         (a) Face and Body Moisturizing products

         (b) Anti-aging products

         (c) Sun protection products

D.       BABY LICENSED PRODUCTS

         (a) Eau de Toilette Natural Spray

         (b) Baby Wash

         (c) Massage Oil

         (d) Body Moisturizer

                        SCHEDULE 3 : THE LVMH AGREEMENT

THIS AGREEMENT is dated [           ] 2004 and made

BETWEEN

INTER PARFUMS, S.A., a company incorporated under the laws of France, having its principal office at 4, rond point des Champs-Elysees, 75008 Paris, France ("IPSA"); and

INTER PARFUMS, INC. a company incorporated under the laws of the State of Delaware, having its principal office at 551 Fifth Avenue, New York, NY 10176-0198, USA ("IPInc"); and

BURBERRY LIMITED, a company incorporated under the laws of England having its registered office at 18/22 Haymarket London SW1Y 4DQ ("Burberry"); and

LV CAPITAL, USA, INC. a company incorporated under the laws of the State of Delaware ("LV Capital") 19 East 57th Street, New York, New York 10022, USA; and

PHILIPPE BENACIN of 31 Avenue Kleber 75016 Paris France; and

DANIEL PIETTE of [                   ]; and

JEAN CAILLIAU of [                   ]; and

PHILIPPE SANTI of [                  ]; and

JEAN MADAR of 1 Rue de Mareshal Harispe 75007 Paris France.

In consideration for the payment by Burberry of the sum of ten (10) euros to
[   ], the parties to this Agreement hereby agree as follows:

1.       DEFINITIONS

1.1      In this Agreement the following terms have the following meanings:

         "INFORMATION"              means any and all information (in any form)
                                    relating to the business or affairs of
                                    Burberry which is:

                                    (A)      confidential or secret; or

                                    (B)      information whose use or disclosure
                                             might detrimentally affect
                                             Burberry's business, goodwill or
                                             other legitimate interests

                                    which shall include but not be limited to any and all information concerning:

                                    (1)      proposed, possible or intended
                                             openings or acquisitions of
                                             Burberry retail outlets (including
                                             departments, concessions, sections
                                             or corners in a retail store);

                                    (2)      proposals or intentions for
                                             Burberry to begin supplying any
                                             products to any person, firm or
                                             company;

                                    (3)      Burberry's business plans,
                                             intentions or objectives;

                                    (4)      proposed, contemplated or actual
                                             changes of Burberry personnel
                                             and/or officers;

                                    (5)      product and/or geographic markets
                                             targeted or contemplated by
                                             Burberry;

                                    (6)      proposed or intended brand names of
                                             any Burberry product;

                                    (7)      product development by or on behalf
                                             of Burberry;

                                    (8)      the identity of any proposed or
                                             possible licensee of Burberry;
                                             and/or

                                    (9)      the trading performance of Burberry
                                             (other than in relation to Licensed
                                             Products)

                                    but which shall not include:-

                                    (i)      Permitted Information; or

                                    (ii)     Information which can be
                                             demonstrated by IPSA to have been
                                             publicly available (i.e. in the
                                             public domain) as at the date of
                                             receipt by IPSA or to have become
                                             publicly available (i.e. entered
                                             the public domain) subsequently
                                             other than as a direct or indirect
                                             result of any infringement of the
                                             Licence Agreement or this
                                             Agreement;

         "CONTROL"                  means the power to direct the affairs of
                                    another, whether by contract, the ownership of shares, or otherwise; and "CONTROLS" and "CONTROLLED" shall be construed accordingly;

         "LICENCE AGREEMENT"        means the Licence Agreement dated [ ]
                                    between Burberry, IPSA and IPInc;

         "LICENSED PRODUCTS"        means the licensed products as defined in
                                    the Licence Agreement;

         "LVMH" means LVMH Moet Hennessy Louis Vuitton S.A., a French societe anonyme;

         "LVMH AFFILIATE"           means a corporation, entity or person which
                                    directly or indirectly Controls or is
                                    Controlled by or is under common Control with LVMH and/or LV Capital;

         "LVMH REPRESENTATIVES"     means those directors of IPInc from time to
                                    time who are Prohibited Persons or are
                                    nominated or appointed by, or who represent, LVMH, LV Capital and/or any LVMH Affiliate;
                                    the current LVMH Representative being Daniel
                                    Piette and Jean Cailliau;

         "PERMITTED INFORMATION" means:

         (A) any and all financial data relating to IPSA, including but not limited to all accounts; sales figures; net sales; quarterly accounts; annual accounts; cost of goods; development costs; marketing, promotion and advertising expenses of IPSA and IPSA's projections and forecasts;

         (B) details of any allegations, claims or notices by or to Burberry from time to time (and at any time) of any breach of, default under, or cure of such breach or default under the Licence Agreement;

         (C) details of any proposed modifications or amendments to the Licence Agreement from time to time (and at any time); and

         (D) such other information as Burberry may from time to time at its absolute discretion agree in writing; and

         "PROHIBITED PERSON" means each of:

         (A)      LV Capital;

         (B)      LVMH;

         (C)      any LVMH Affiliate;

         (D) any person, firm or company who is at the relevant time employed by or a representative, advisor, agent, consultant or officer of LV Capital, LVMH and/or any LVMH Affiliate; and

         (E)      the LVMH Representatives.

2.        INFORMATION

2.1 Without prejudice to clause 26 of the Licence Agreement, each of IPInc, IPSA, Philippe Benacin, Jean Madar and Philippe Santi shall:

         (A) not directly or indirectly disclose (and shall ensure that no person, firm or company will directly or indirectly disclose) any Information to any Prohibited Person at any time;

         (B) not use (and will not permit, authorise or enable any person, firm or company to use) any Information for any purpose other than the proper performance of the Licence Agreement by IPSA; and

         (C)      ensure that:

                  (1)      all the directors of IPSA;

                  (2)      all the directors of IPInc; and

                  (3) everyone working at or for IPSA or IPInc in relation to the Licensed Products and/or Burberry from time to time is aware of the obligations contained in this Paragraph 2.1 and shall comply with them at all times as if they were each individually a party to this Agreement,

                  provided that Information may be disclosed to any Prohibited Person if and to the extent required by any applicable legal or regulatory requirement, but only if IPSA or IPInc first notifies Burberry promptly of the nature and extent of (and reason for) the required disclosure and gives Burberry reasonable opportunity to object and/or to obtain an appropriate order or confidentiality agreement.

2.2 No LVMH Representative nor any other Prohibited Person shall, and each of IPInc, IPSA, Philippe Benacin, Jean Madar and Philippe Santi shall procure that no Prohibited Person shall:

         (A) attend any meetings with Burberry (nor any of Burberry's employees, officers and/or agents) relating directly or indirectly to the Licence Agreement or any of the Licensed Products; nor

         (B) attend any meetings or participate in discussions if and to the extent that they relate to the operation of the Licence Agreement,

         without Burberry's prior written consent; but either or both of the LVMH Representatives may attend any meeting and/or participate in any discussion to the extent that Permitted Information is discussed or disclosed, provided that no other issues concerning the operation of the Licence Agreement shall be discussed at that meeting in the presence (whether physical, audible or electronic) or with the participation of either or both of the LVMH Representatives.

2.3      IPSA, IPInc, Philippe Benacin and Jean Madar will ensure that:

         (A) all issues concerning the proper day to day performance of the Licence Agreement by IPSA (including design, product development, marketing, promotion, advertising etc) will be dealt with by IPSA alone and (save for the disclosure and discussion of Permitted Information) without reference to IPInc;

         (B) all issues relating to Burberry and/or the Licence Agreement which (subject to Paragraphs 2.1 and 2.3(A) above) are reported back or referred to IPInc by IPSA (except for Permitted Information) shall be handled exclusively by a committee of IPInc executives, which shall not include either of the LVMH Representatives or any other Prohibited Person; and

         (C) no member of that committee shall report or disclose (or permit the disclosure of) any Information to any Prohibited Person.

2.4 Without prejudice to Paragraphs 2.1 to 2.3 above, if (despite those Paragraphs) any Information is disclosed to or obtained by either of the LVMH Representatives, neither of the LVMH Representatives shall disclose that information to any other Prohibited Person (including but not limited to the other LVMH Representatives), nor use it (nor permit it to be used) for any purpose other than the proper performance by IPInc and/or IPSA of its obligations under the Licence Agreement or any other purpose which is essential in order to perform the fiduciary duties of the LVMH Representatives as directors of IPInc.

2.5 Each of IPInc, IPSA, Philippe Benacin and each of the LVMH Representatives shall execute and deliver to Burberry within 30 days after the end of each calendar year a certificate of compliance substantially in the form set out in the schedule to this Agreement and it shall be a material breach of this Agreement if:

         (A) any of them has not issued such a certificate within that time period and fails to do so within 30 days after Burberry has notified IPInc and IPSA in writing of that failure; and/or

         (B) any such certificate is false or misleading in any material respect.

3.       BOARD REPRESENTATION ON IPSA

3.1      IPInc, Philippe Benacin and Jean Madar shall ensure that:

         (A) no Prohibited Person shall appoint or nominate or seek to appoint or nominate (directly or indirectly) any director or officer of IPSA; and

         (B) no Prohibited Person, nor any employee, officer, agent or representative of any Prohibited Person, will become a director or officer of IPSA, unless they do so as part of a bona fide acquisition by IPSA of the business of an LVMH Affiliate and on completion of that acquisition the relevant person ceases to be an employee, officer, agent or representative of the LVMH Affiliate and becomes a full time officer or employee of IPSA.

         PROVIDED THAT this Paragraph 3.1 shall not limit the performance by the LVMH Representatives of their fiduciary duties as directors of IPInc.

3.2 LV Capital shall not appoint or seek to appoint or nominate (directly or indirectly) any director or officer of IPSA; and

3.3 No LVMH Representative shall be appointed or serve as a director or officer of IPSA.

4.       NOTICE

4.1 Any notice to be given under this Agreement shall be in writing and shall be deemed sufficiently given to the party to be served if it is:

         (A)      delivered by hand; or

         (B) sent by courier provided the service used is such that sender receives a receipt indicating successful delivery,

                  to the following addresses:

                  Burberry:         St. Albans House, 10 St. Albans Street,
                                    London SW1Y 4SQ, United Kingdom

                  IPSA:             4, rond point des Champs Elysees, 75008
                                    Paris, France

                  IPInc:            551 Fifth Avenue, New York, NY 10176 USA.

                  Philippe Benacin/and or Philippe Santi:   c/o IPSA at the
                                                            address given above

                  Jean Madar/and or LVMH Representative:    c/o IPInc at the
                                                            address given above

                  or to such other address(es) as may be notified from time to time in accordance with this Agreement.

5.       GENERAL PROVISIONS

5.1 The rights and remedies contained in this Agreement are cumulative and not exclusive of any other rights or remedies, whether provided by law, equity or otherwise.

5.2 This Agreement constitutes the entire agreement between the parties with respect to its subject matter and (other than the Licence Agreement) supersedes all prior agreements and understandings (both oral and written) between the parties with respect to the subject matter of this Agreement.

5.3 Nothing in this Agreement shall constitute or be deemed to constitute a partnership between the parties or to make one party the agent of another for any purposes.

5.4 Each party represents and warrants to the other parties that it has the full right, power and authority to enter into this Agreement and to perform all of its obligations under it.

5.5 No amendments to or modifications of any of the provisions of this Agreement shall be effective unless they are in writing and signed by the parties (if they are individuals or their duly authorised representatives (if they are companies).

5.6 No forbearance, indulgence or relaxation shown or granted by Burberry to any other party in enforcing any of the terms of this Agreement shall in any way affect, diminish, restrict, operate as or be deemed to be a waiver of any breach of any of those terms by any other party. No single or partial excuse of any right or remedy under this Agreement shall prevent any further exercise of the right to remedy or the exercise of any other right or remedy.

5.7 Each party shall bear its own costs in relation to the negotiation and preparation of this Agreement.

5.8 This Agreement shall be subject to and construed in accordance with English law. The English Courts shall (subject as mentioned below) have exclusive jurisdiction to determine any disputes which may arise out of, under, or in connection with this Agreement, provided that nothing contained in this Agreement shall prevent Burberry from obtaining any injunctive or other similar relief which may be available to it in the Courts of any other jurisdiction or state in any particular case and the other parties each submit to the jurisdiction of any such court. It is acknowledged that damages would not be an adequate remedy for a breach of this Agreement.

5.9 This Agreement may be executed in any number of counterparts, each of which when executed shall be an original, but all the counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF THE DULY AUTHORISED REPRESENTATIVES OF THE PARTIES HAVE EXECUTED THIS AGREEMENT ON THE DAY FIRST BEFORE WRITTEN.

SIGNED for and on behalf of
BURBERRY LIMITED by:
Signature:
Name:
Title:


SIGNED for and on behalf of
INTER PARFUMS, S.A. by:
Signature:
Name:
Title:


SIGNED for and on behalf of
INTER PARFUMS, INC. by:
Signature:
Name:
Title:

SIGNED for and on behalf of
LV CAPITAL, USA, INC by:
Signature:
Name:
Title:


SIGNED by JEAN MADAR
Signature:


SIGNED by PHILIPPE BENACIN
Signature:


SIGNED by PHILIPPE SANTI
Signature:


SIGNED by DANIEL PIETTE
Signature:


SIGNED by JEAN CAILLIAU
Signature:

                                    SCHEDULE

                            CERTIFICATE OF COMPLIANCE

To:      Burberry Limited
         18-22 The Haymarket
         London SW1Y 4DQ

FAO:     General Counsel

                                                                 Dated [o] 20[o]
                            CERTIFICATE OF COMPLIANCE

1. I/We refer to the Confidentiality Agreement dated [o] 2004 between Burberry Ltd, Inter Parfums, S.A., Inter Parfums, Inc., Philippe Benacin, Jean Madar, Philippe Santi, Daniel Piette, Jean Cailliau and LV Capital, USA, Inc (the "CONFIDENTIALITY AGREEMENT").

2. I/We hereby certify and confirm to Burberry Limited that all the provisions of Paragraph 3 of the Confidentiality Agreement were complied with in full during the year.

3. I/We are fully aware of the consequences if this certificate is false or misleading in any material respect.

[FOR INDIVIDUALS]                                 [FOR INTER PARFUMS S.A./INC.]

Signed by:                                                    Signed by:

Name:.................................     Name:................................

                                           Title:...............................

Signature:..............................   Signature:...........................

                                           Duly authorised for and on behalf of

                                           INTER PARFUMS SA/INC

in the presence of:

Name of witness:........................................

.........................................................

Address of witness......................................

.........................................................

Occupation of witness...................................

Signature of witness....................................

                         SCHEDULE 4 : COMPETING BRANDS

[--------------------------------------------](28)










------------------------
28 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.111:28.

                 SCHEDULE 5 : PRESIDENT OF BURBERRY FRAGRANCES

o        Heads Burberry Fragrances division of the Licensee

o Responsible for the operational direction of the Burberry Fragrances business within the Licensee

o Responsible for making proposals for the strategic direction of the Burberry Fragrances business within the Licensee

o Directs product development, marketing (including public relations, Advertising and Promotion) and sales and distribution, subject to the Business Plans and Marketing Plans provided for under this Agreement and the Advertising and Promotion expenditure described in clause 15 of this Agreement

o        Supervises production, logistics and operations

o Responsible for recruitment, designation and management of Burberry Fragrances personnel.

                        SCHEDULE 6 : MINIMUM LICENCE FEE

PART A

--------------------------------------------------------------------------------
LICENSED YEAR                                         MINIMUM LICENCE FEE

--------------------------------------------------------------------------------
2005                                                  [----------](29)
--------------------------------------------------------------------------------
2006                                                  [----------](29)
--------------------------------------------------------------------------------
2007                                                  [----------](29)
--------------------------------------------------------------------------------
2008                                                  [----------](29)
--------------------------------------------------------------------------------
2009                                                  [----------](29)
--------------------------------------------------------------------------------
2010                                                  [----------](29)
--------------------------------------------------------------------------------
2011                                                  [----------](29)
--------------------------------------------------------------------------------
2012                                                  [----------](29)
--------------------------------------------------------------------------------
2013                                                  [----------](29)
--------------------------------------------------------------------------------
2014                                                  [----------](29)
--------------------------------------------------------------------------------
2015                                                  [----------](29)
--------------------------------------------------------------------------------
2016                                                  [----------](29)
----------------------------------------------------- --------------------------
PART B

----------------------------------------
                        MARKETING
                        THRESHOLD
                          SALES
                    ((EURO) MILLION)
----------------------------------------
              2004
----------------------------------------
              2005 [-----](30)
----------------------------------------
              2006          [-----](30)
----------------------------------------
              2007          [-----](30)
----------------------------------------
              2008          [-----](30)
----------------------------------------
              2009          [-----](30)
----------------------------------------
              2010          [-----](30)
----------------------------------------
              2011          [-----](30)
----------------------------------------
              2012          [-----](30)
----------------------------------------
              2013          [-----](30)
----------------------------------------
              2014          [-----](30)
----------------------------------------
              2015          [-----](30)
----------------------------------------
              2016          [-----](30)
----------------------------------------

-----------------------
(29) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC. NO. 10.111:29.

(28) Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.111:30.

                         SCHEDULE 7 : THE DISTRIBUTORS

                                   SCHEDULE 8

------------------------------------------------------------------------------------------------------------------------------------
     COUNTRY          COMPANY          CONTACT              TEL                FAX                       ADRESSE
------------------------------------------------------------------------------------------------------------------------------------
    ARGENTINA         GRETA SA      RENATO SAPHIR    54 11 45 22 50 00  54 11 45 21 11 41   ALVAREZ  THOMAS  2423 1431 BUENOS
                                                                                            AIRES - ARGENTINA
------------------------------------------------------------------------------------------------------------------------------------
     ARMENIA         NUSHIKIAN      GEVORG AZATYAN     37 41 56 00 54    37 41 56 42 92     11-1  Sayat  Nova  Ave, Yerevan
                    ASSOCIATION                                                             ARMENIA
------------------------------------------------------------------------------------------------------------------------------------
    AUSTRALIE          COSMAX        FRANK BREEN      61 29 695 56 78    61 29 695 56 88    13/2  Beauchamp   Road,
                                                                                            Banksmeadow, NSW2019 Sydney
------------------------------------------------------------------------------------------------------------------------------------
     AUSTRIA          FASHION        LISA LOHNER     43 316 295 536 23  43 316 295 643 55   GMEINSTRASSE   22a  A-8055   GRAZ
                      COSMETIC                                                              AUSTRIA
------------------------------------------------------------------------------------------------------------------------------------
   AZERBADJIAN          TAKI           MR SAMIR        98,218,031,819      153,013,889      N(degree)  6  Mamed   Alie  Ave , Baku
                    DISTRIBUTION                                                            AZERBAIJAN
------------------------------------------------------------------------------------------------------------------------------------
     BAHREIN        YOUSUF WAHAB   ABDUL W. ALHAWAJ     973,230,088        973,240,011      po box 891, Manama BARHAIN
                      AL HAWAJ
------------------------------------------------------------------------------------------------------------------------------------
    BANGLADESH     BANGLA PERFUME      MR SHAH         88,029,886,999    88,029,885,101     house 4b, road 13, Gulshan, Dhaka
------------------------------------------------------------------------------------------------------------------------------------
     BELGIUM          MOUREAU         MR MOUREAU       32,2,285,0080      32,2,230,2978     rue   de   treves   53   B   1040
                                                                                            BRUXELLES Belgique
------------------------------------------------------------------------------------------------------------------------------------
     BOLIVIE       FRAGANCE CORP.  Emma VERCELLESI     591.336.82.82      591.332.68.62     SUAREZ  DE  FIGUEROA   287  SANTA
                                                                                            CRUZ BOLIVIA
------------------------------------------------------------------------------------------------------------------------------------
      BOSNIE           ORBICO     ELVIRA NEDZIBOVIC    387 336 36 285    387 336 36 287     luzansko  polje 7 - 7100 sarajevo
                                                                                            BOSNIA
------------------------------------------------------------------------------------------------------------------------------------
      BRESIL           MEXTRA        ANDREA DINIZ      55 11 251 5977    55 11 28 79 168    AV.  PAULISTA  2202 cj 65/66  CEP
                                                                                            01310-300 SAO PAOLO BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
      CANADA         PUIG NORTH      LISA CURTIS      14 16 620 39 79    14 16 695 28 81    5401 Eglinton Avenue West,  Suite
                      AMERICA                                                               205, Etobicoke, Ontario M9C5K6
------------------------------------------------------------------------------------------------------------------------------------
      CHILI         GRETA CHILE     RENATO SAPHIR    54 11 45 22 50 00  54 11 45 21 11 41   ALVAREZ  THOMAS  2423 1431 BUENOS
                                                                                            AIRES - ARGENTINA
------------------------------------------------------------------------------------------------------------------------------------
     CROATIA         ORVAS PLUS     SILVA PLESTINA     38,513,460,910     3,851,346,930     koturaska  69  -  10  000  zagreb
                                                                                            CROATIA
------------------------------------------------------------------------------------------------------------------------------------
      CYPRUS       VASSOS ELIADES     Y. TYMVIOS      357,722,897,359      35722897455      Eliades  Building,  24  Aristides
                                                                                            Str, Ay  Dometios,  Po Box 21085,
                                                                                            Nicosie CYPRIUS
------------------------------------------------------------------------------------------------------------------------------------
     DENMARK          CARETTE         B. CARETTE       45 33 12 03 15    45 33 12 70 15     Bredgade 63,1,  DK1260 Copenhague
                     COSMETICS                                                              DENMARK
------------------------------------------------------------------------------------------------------------------------------------
     ECUADOR            LAS           PABLO JARA       593 7 835 853      593 7 842 670     COMPLEJO  LA LAGUNA  EDIF.  PINAR
                    FRAGRANCIAS                                                             DEL  LAGO  PENT  HOUSE  P.O.  BOX
                                                                                            01.01.0890 CUENCA / ECUADOR
------------------------------------------------------------------------------------------------------------------------------------
      EGYPT          AL SHARIF      SAID AL SHARIF     202 348 68 64      202 335 54 50     11  HARROON  ST  FLAT  N(degree) 8 DOKKI
                     MARKETING                                                              GIZA EGYPT
------------------------------------------------------------------------------------------------------------------------------------
  EMIRATS ARABES      GHADEER         SYED ABEDI       971 4 825 000      971 4 825 053     po box 2623, Dubai
       UNIS           TRADING
------------------------------------------------------------------------------------------------------------------------------------

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
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     COUNTRY          COMPANY          CONTACT              TEL                FAX                       ADRESSE
------------------------------------------------------------------------------------------------------------------------------------
     ESTONIA       KARL LARK ESTI   INGA GRINBERG      3,726,563,786      3,726,563,729     ehitajate  tee 148/a - EE 13517 -
                                                                                            tallin
------------------------------------------------------------------------------------------------------------------------------------
     FINLAND        OY KARL LARK      P. FORSMAN     35 89 50 64 10 20   35 89 55 05 44     PB13, FIN00381 Helsinki FINLAND
------------------------------------------------------------------------------------------------------------------------------------
     GERMANY          NOBILIS     THOMAS SCHNITZLER    49,611,928,560    496,119,285,678    HAGENAUER   STRASSE 44  E-65203
                                                                                            WIESBADEN GERMANY
------------------------------------------------------------------------------------------------------------------------------------
      GREECE           AROMCA      D. ROUSSOPOULOS     30 12 83 50 01    30 12 83 45 65     6 Papadiamanti Str,
                                                                                            Metamorfosi,14452  Athenes - GREECE
------------------------------------------------------------------------------------------------------------------------------------
 HONG KONG/CHINE      ETERNAL         STEVEN LAU      852 2 796 26 68    852 2 796 20 83    Unit  2203-8,  22/F,  Enterprise
                      OPTICAL                                                               Square  Two,  N(degree)  3  Sheung  Yuet
                                                                                            Road, KNL, HONG KONG
------------------------------------------------------------------------------------------------------------------------------------
     HONGRIE          MARTIMEX        MR MARTON        36 23 44 43 47    36 23 44 43 47     ebner   gyorghy   koz2  - 2040
                      HUNGARY                                                               budaors
------------------------------------------------------------------------------------------------------------------------------------
      INDIA          BACCAROSE     HEMANSU KOTECHA    912,222,873,732    912,222,852,780    66 Maker Chamber VI, Bombay INDIA
------------------------------------------------------------------------------------------------------------------------------------
    INDONESIE        PT TANESIA      MR SATIADHI     62 22 14 585 7535  62 21 45 857 534    JL.   Boulevard   Artha   Gading,
                                                                                            Komplex   Rukan   Artha   Gadang,
                                                                                            Niaga Block 1 n(degree)1,  Sentra Bisnis
                                                                                            Kelapa   Gading,   Kelapa  Gading
                                                                                            Permai, North Jakarta, 14240,
------------------------------------------------------------------------------------------------------------------------------------
       IRAN           FARKISH        MR GHASSEMI       98,212,062,725    98,212,072,126     44 Dashte Behest ave, Teheran
------------------------------------------------------------------------------------------------------------------------------------
     IRELAND       INTERNATIONAL     CLAUS MICHEL     00 3531 2810 278  00 3531 281 0273    TINNA PARK  KLIPEDDER  CO WICKLOW
                      COSMETIC                                                              IRELAND
------------------------------------------------------------------------------------------------------------------------------------
      ISLAND           FORVAL          HARALDUR        354 5 114 777      3,545,114,774     austrurtrond 6 - 127 reykjavik
                                      JOHANNSSON
------------------------------------------------------------------------------------------------------------------------------------
      ISRAEL        SCHESTOWITZ        MICHAEL        00 972 39200 300  00 972 4857 26 37   Industrial Area pob 33083
                                     SCHESTOWITZ                                            HAIFA  31330
------------------------------------------------------------------------------------------------------------------------------------
      ITALY          PA.CO.DIS       JC. MICHELOT    39 02 95 83 82 34  39 02 95 30 91 01   Cascina  Corte  Francesca,
                                                                                            Incugnate di  Truccazzano,  20060
                                                                                            Milan ITALY
------------------------------------------------------------------------------------------------------------------------------------
      JAPON           BLUEBELL      ERIC DOUILHET     813 54 13 10 60    813 54 13 10 56    Shin-Nogizaka    Building,  4th
                                                                                            floor,  1-15-14,  Minami  Aoyama,
                                                                                            Minato-ku, TOKYO 107-0062, JAPON
------------------------------------------------------------------------------------------------------------------------------------
     JORDANIE         IBRAHIM     KHALED ABU SHAQRA    962 6 592 9920    962 6 592 3219     po box 6525, 11118 Amman
                      TRADING
------------------------------------------------------------------------------------------------------------------------------------
      KOREA         I.P.C. TONG         MR KIM         822 423 32 03      822 423 34 21     Sewon Building,  3rd floor, 151-5
                        SANG                                                                Samsung Dong, Kangnam ku,
                                                                                            SEOUL 135-878, KOREA
------------------------------------------------------------------------------------------------------------------------------------
      KOWEIT       WAHRAN TRADING  NAIM ABU SHANAB     9,655,755,212      9,655,744,170     po box 5746, Safat 13058
------------------------------------------------------------------------------------------------------------------------------------
      LATVIA         MIRABELLA    NATALY VASILEVSKA    3,717,080,425      3,717,080,427     23  Antonijas  Street - lv-1010-
/LETTONIE/BIELORUSSIE                                                                       RIGA  - LATVIA
------------------------------------------------------------------------------------------------------------------------------------
     LEBANON        CH. SARRAF &     JOYCE SIRGI       961 1 888 306      961 1 601 559     po box 90201, Jdeidet El Metn
                         CO
------------------------------------------------------------------------------------------------------------------------------------

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
------------------------------------------------------------------------------------------------------------------------------------
     COUNTRY          COMPANY          CONTACT              TEL                FAX                       ADRESSE
------------------------------------------------------------------------------------------------------------------------------------
     LITUANIA        FRAGRANCE        MR GUDELIS       370 2 610 045      370 2 227 780     vilnius   duty  free - b
                   INTERNATIONAL                                                            radvilaites  str. 1 /pilies
                                                                                            str.2 - 2001 Vilnius LITUANIA
------------------------------------------------------------------------------------------------------------------------------------
    MACEDONIA      ELIKSIR ELENA  VLADIMIR TRENESKI    38,923,086,074    38,923,086,071     ul.  Kozle  124b - 1000  skopje
                       DOOEL                                                                MACEDONIA
------------------------------------------------------------------------------------------------------------------------------------
     MALAYSIA      BEAUTE CONCEPT   CHUNG TZE MAY      603 216 288 99     603 263 18 99     A-11.1,  Block  A,  Megan  Phileo
                                                                                            Ave,  12  Jalan  Yap  Kwan  Seng,
                                                                                            50450 Kuala Lumpur, West MALAYSIA
------------------------------------------------------------------------------------------------------------------------------------
      MAROC        CINQUIEME SENS     HIND ROZZ        212 22 24 62 26   212 22 24 62 40    158  BLD   ABDELLAH   BEN  YACINE
                                                                                            BELVEDERE CASABLANCA
------------------------------------------------------------------------------------------------------------------------------------
      MEXICO         CLARINS DE   JEAN-MARIE LE ROY   52 55 5281 39 90  52 55 52 81 41 63   MUSSET  35 COL. REFORMA  POLANCO
                       MEXICO                                                               11550 MEXICO DF
------------------------------------------------------------------------------------------------------------------------------------
   NETHERLANDS     ELHA COSMETIC      LEO HERTZ        31,172,507,442    31,172,500,255     ELHA  COSMETICS  BV  DFS
                                                                                            LEIMUIDERDIJK  298   2154MS
                                                                                            BURGERVEEN NETHERLANDS
------------------------------------------------------------------------------------------------------------------------------------
  NEW CALEDONIA       IMPORLUX     GEORGES GONZALEZ     689 43 58 20      689 43 58 20      14 route  despointes  po box 3691
                                                                                            98800 NOUMEA  - NEW CALEDONIA
------------------------------------------------------------------------------------------------------------------------------------
   NEW ZEALAND      BLUM IMPORTS    Mr Markus BLUM     6,493,098,009      6,493,098,017     Po  Box  9113, New  market,
                                                                                            Auckland NEW ZEALAND
------------------------------------------------------------------------------------------------------------------------------------
     NORVEGE           SOLIS        S. HJELMELAND      47 67 10 81 40    47 67 10 81 50     Vollsveien   13H, 1366  Lysaker
                                                                                            NORWAY
------------------------------------------------------------------------------------------------------------------------------------
       OMAN        CAPITAL STORE     HAIDER JAWAD       968,796,200        968,797,277      po box 335, Ruwi
                                        SULTAN
------------------------------------------------------------------------------------------------------------------------------------
     PAKISTAN          BEAUTE        IMRAN AHMED       92,214,919,001    92,214,933,578     258 D, KDA Extension 1A, Karachi
                      PAKISTAN
------------------------------------------------------------------------------------------------------------------------------------
PANAMA / COLOMBIE      WAKED         Abdul WAKED        507.441.4444      507.441.6598      CALLE 15  AVENUE  ROOSEVELT  ZONA
                                                                                            LIBRE DE COLON -PANAMA
------------------------------------------------------------------------------------------------------------------------------------
     PARAGUAY           JGA       JACQUES ALLINQUANT   595.21.27.160     595.21.215.078     CAPITAN  CAPINELLI  N(degree) 3620
                                                                                            ESQUINA  ABENTE HAEDO  ASUNCION -
                                                                                            PARAGUAY
------------------------------------------------------------------------------------------------------------------------------------
       PERU          GRETA PERU     RENATO SAPHIR    54 11 45 22 50 00  54 11 45 21 11 41   ALVAREZ  THOMAS  2423 1431 BUENOS
                                                                                            AIRES - ARGENTINA
------------------------------------------------------------------------------------------------------------------------------------
   PHILIPPINES       BEAUTEONE      V. MARCHADESCH     63 27 57 28 32    63 27 28 30 23     25/F Yuchengo Tower, RCBC plaza,
                       S'PORE                                                               6819 Ayala  Corner Sen. Gil Puyat
                                                                                            Ave, Makati City.
------------------------------------------------------------------------------------------------------------------------------------
     POLOGNE         SELECTIVE     GERARD COEFFIER     48,225,980,770    48,225,980,784     ul. Bitwy  warszawskiej 1920r 7b
                       BEAUTY                                                               - 02366 warszawa
------------------------------------------------------------------------------------------------------------------------------------
     PORTUGAL           LUSO         JP SAUTHIER      351 1 322 31 50    351 1 322 31 60    rua  do  alecrim  38/2e - 1200
                   HELVETICA LDA                                                            Lisbon Portugal
------------------------------------------------------------------------------------------------------------------------------------
      QATAR          BLUE SALON    ASHRAF ABU ISSA      974,441,424        974,446,456      po box 6255, Doha QATAR
------------------------------------------------------------------------------------------------------------------------------------
   REP. TCHEQUE      APRO DELTA    HELENA EGNEROVA    420,541,225,270    420,541,225,270    spotovni  letiste  medlanky  - ul
                                                                                            turisticka - 621 00  brno  CZECH
                                                                                            REPUBLIC
------------------------------------------------------------------------------------------------------------------------------------

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
------------------------------------------------------------------------------------------------------------------------------------
     COUNTRY          COMPANY          CONTACT              TEL                FAX                       ADRESSE
------------------------------------------------------------------------------------------------------------------------------------

     RUMANIA          PRESTIGE      CRISTINA LAZAR    40 21 20 17 130    40 21 20 17 772    rue  domnita  ruxandra  12 - 5e
                       PARFUM                                                               etage - sector 2 - 7000  bucarest
                                                                                            RUMANIA
------------------------------------------------------------------------------------------------------------------------------------
      RUSSIE          COFIDEC       MARC KAPUSTIN     70 95 73 031 70    70 95 73 031 17    3-1bat, Gubkina St. 117333 Moscow
------------------------------------------------------------------------------------------------------------------------------------
   SAUDI ARABIA       NATIONAL     GHAITH AL MALKI     96,626,518,580    96,626,516,636     po box 337, JEDDAH 21411
                    MARKETING CO
------------------------------------------------------------------------------------------------------------------------------------
      SERBIE        TOMAS & RAY     JELENA JANILIC    3 81 11 3691 543  3 81 11 3690 750    Andre   Nikolica  12A - 11 000
                                                                                            Belgrade
------------------------------------------------------------------------------------------------------------------------------------
    SINGAPOUR        BEAUTE'ONE     Patrick CHONG      65 64 88 88 61    65 62 86 11 84     13  Tai   Seng   Drive,   Luxasia
                                                                                            Building,  #03-02/03  Singapore
                                                                                            535219,
------------------------------------------------------------------------------------------------------------------------------------
     SLOVENIA         G-TRADE         MR LEDNIK        386 63 40 640     386 63 484 960     LJUBLANSKA CESTA 042 - 3000
                                                                                            CELJE SLOVENIA
------------------------------------------------------------------------------------------------------------------------------------
      SPAIN           COLOMER     CRISTINA MARIGOMEZ   34 91 309 0277    34 91 309 2371     CALLE  GOYA  115 - 28009  MADRID
                                                                                            SPAIN
------------------------------------------------------------------------------------------------------------------------------------
    SRI LANKA        PEE BEE GP       MR SURTANI        941,552,871       9,411,255,871     55 Chatam str. Colombo 1
------------------------------------------------------------------------------------------------------------------------------------
      SWEDEN         LANDSTROM       MR LANDSTROM      46 31 45 14 10    46 31 45 14 62     Sisjo  Kullegata 8, 421 31 Vastra
                                                                                            Frolunda SWEDEN
------------------------------------------------------------------------------------------------------------------------------------
   SWITZERLAND        FRANCOIS       F. BERGERAT       41 22 827 5620    41 22 827 5629     13 rue le Royer GENEVE 26 SUISSE
                      BERGERAT
------------------------------------------------------------------------------------------------------------------------------------
      TAIWAN         BEAUTE'ONE       AILEEN JEN       88,622,528,528    886,225,285,926    G11F-10,n(degree)188,Nan  King  E,  Rd.,
                                                                                            Sec 5, Taipei
------------------------------------------------------------------------------------------------------------------------------------
     THAILAND       NOBLE COSPER        SHERRY       66 27 21 23 61 68   66 27 21 23 60     24   Soi   Onnuch  62, Onnuch
                                    VITHYAVIRANONT                                          Latkrabang Road,
                                                                                            10250 Suan Luang Bangkok.
------------------------------------------------------------------------------------------------------------------------------------
     TUNISIA         COSMETICA        MR FARHAT        216 3 465 021      216 3 465 468     Route   de   Sousse  KM2 51010
                                                                                            OUARDANINE
------------------------------------------------------------------------------------------------------------------------------------
      TURKEY       TE HA GUZELLIK    Vedat AKYOL      90 212 347 32 00  90 212 347 13 57    Dikilitas   Mahallesi, Hamidiye
                                                                                            Sokak n(degree)1, Blamumcu,
                                                                                            Istanbul 80700 TURKEY
------------------------------------------------------------------------------------------------------------------------------------
       U.K.          FRAGRANCE     Georges PHARAND    44,207,284,1456    44,207,267,8815    SPRING  HOUSE  10B  SPRING PLACE
                      FACTORY                                                               NW5 3BH LONDON
------------------------------------------------------------------------------------------------------------------------------------
     UKRANIA          BROCARD        RITA MASSAD       49 30 880 110    49 30 880 112 99    Schluter Str. 54, D10629
                      PARFUMS
------------------------------------------------------------------------------------------------------------------------------------
     URUGUAY         URU-GRETA      RENATO SAPHIR    54 11 45 22 50 00  54 11 45 21 11 41   ALVAREZ  THOMAS  2423 1431 BUENOS
                                                                                            AIRES - ARGENTINA
------------------------------------------------------------------------------------------------------------------------------------
    USA LOCAL       COSMOPOLITAN      DON LOFTUS       2,129,806,400      2,129,806,464     909 3rd Ave, New York, NY 10022
                                                                                            USA
------------------------------------------------------------------------------------------------------------------------------------
    UZBEKISTAN       BREFAC LTD      ERIK COKINI      998,711,143,866    998,711,143,865    72/3,  rue  Abror Khidoyatov,
                                                                                            Tachkent
------------------------------------------------------------------------------------------------------------------------------------
     VIETNAM        PHUONG PHAT   MR TRAN QUOC CHUNG   84 8 9104 772      84 8 9104 784     Sai Gon Trade  Center - Unit 113,
                                                                                            37 Ton Duc Thang street,
                                                                                            Ben  Nghe  Ward,  District  1,
                                                                                            HO CHI MINH CITY, VIETNAM
------------------------------------------------------------------------------------------------------------------------------------

IN WITNESS WHEREOF THE DULY AUTHORISED REPRESENTATIVES OF THE PARTIES HAVE EXECUTED THIS AGREEMENT ON THE DAY AND YEAR FIRST BEFORE WRITTEN.

SIGNED for and on behalf of
BURBERRY LIMITED by:

Signature: /s/ Rose Marie Bravo

Name: Rose Marie Bravo

Title: Chief Executive


SIGNED for and on behalf of
INTER PARFUMS, S.A. by:

Signature: /s/ Philippe Benacin

Name: Philippe Benacin

Title:   PDG


SIGNED by:

Signature: /s/  Jean Madar

Name: Jean Madar

Title:   CEO


and by:

Signature: /s/ Philippe Benacin

Name: Philippe Benacin

Title:   President

duly authorised on behalf of
INTER PARFUMS, INC.
and thereby executed by
INTER PARFUMS, INC.
as its deed